As filed with the Securities and Exchange Commission on November 28, 2003

Registration No.  2-96408
                  811-4254

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No.

[X] Post-Effective Amendment No. 66

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940, as amended

Amendment No. 67  [X]

SMITH BARNEY INCOME FUNDS
(Exact name of Registrant as Specified in Charter)

125 Broad Street, New York, New York 10004
(Address of principal executive offices) (Zip Code)

(203) 890-7026
(Registrant's telephone number, including Area Code)

Robert I. Frenkel
Secretary

Smith Barney Income Funds
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

With copies to:
Burton M. Leibert, Esq.
Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019-6099

(Approximate Date of Proposed Public Offering): Continuous

It is proposed that this filing becomes effective (check appropriate box):

[ ] Immediately upon filing pursuant to paragraph 485(b)
[X] on November 28, 2003 pursuant to paragraph 485(b)
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                      SB

                               CONVERTIBLE FUND


      Smith Barney Class A, B, L, O and Y Shares


      November 28, 2003




      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./r/


  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE


                                  PROSPECTUS

SB Convertible Fund


  CONTENTS


               Investments, risks and performance...........  2

               More on the fund's investments...............  7

               Management...................................  8

               Choosing a class of shares to buy............  9

               Comparing the fund's classes................. 11

               Sales charges................................ 12

               More about deferred sales charges............ 15

               Buying shares................................ 16

               Exchanging shares............................ 17

               Redeeming shares............................. 18

               Other things to know about share transactions 21

               Dividends, distributions and taxes........... 23

               Share price.................................. 24

               Financial highlights......................... 25

The fund is a separate series of Smith Barney Income Funds, a Massachusetts business trust.

                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective
The fund seeks current income and capital appreciation.

Principal investment strategies

Key investments Under normal market conditions, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in convertible securities. These are either bonds or preferred shares which may be converted into common stock or other equity interest of the issuer at a predetermined price or rate. The fund also may invest up to 20% of its assets in "synthetic convertible securities," equity securities and debt securities that are not convertible. Synthetic convertible securities are created by combining non-convertible preferred shares or debt securities with common stocks, warrants or call options. These synthetic instruments are designed to perform like convertible securities.


The fund may invest up to 25% of its assets in foreign securities. The fund may invest in securities rated below investment grade and unrated securities of comparable quality. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally and internationally recognized rating agencies or if unrated, of similar credit quality.


Selection process In evaluating a convertible security, the sub-adviser analyzes both the equity and the fixed income characteristics of the security.



Equity characteristics the sub-adviser looks for include:


..  Companies with potential for real, sustainable growth
..  Companies with competent and accessible management

..  Companies with favorable cash flow




.. Securities of companies in which the sub-adviser believes the underlying common stock has the potential for significant appreciation over a 12-18 month period



Fixed income characteristics the sub-adviser looks for include:


..  Favorable financial condition and capital structure



..  Securities structured in a manner that reduces risk


..  Securities where the yield more than compensates for the degree of risk


Smith Barney Convertible Fund

Principal risks of investing in the fund
Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. Therefore, investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

.. A common stock or other security into which a security owned by the fund is convertible falls in value

..  The stock market declines

..  The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
..  Interest rates increase, causing the prices of fixed income securities to decline, thereby reducing the value of the fund's portfolio
.. Companies in which the fund invests fail to meet earnings expectations, fall out of favor with investors, or other events depress their stock prices

.. The sub-adviser's judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect


Below investment grade bonds, commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value.

Investments in foreign securities involve special risks, such as risk of political or economic instability, imposition of exchange controls or other restrictions on investments, and losses due to currency fluctuations.

Who may want to invest The fund may be an appropriate investment if you:

..  Are seeking to earn current income with some potential for capital appreciation
.. Are seeking limited exposure to the stock market, and understand the risks of investing in equity securities

                                                      Smith Barney Mutual Funds

Performance Information


The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of broad-based securities market indexes. The bar chart and the information below show performance of the fund's Smith Barney Class B shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, L, O and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the impact of taxes paid on the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.



                 Total Return For Smith Barney Class B Shares





                                    [CHART]
  93      94       95      96      97      98       99      00     01      02
-----   ------   -----   -----   -----   ------   ------   ----   ----   ------
12.53%  (6.76)%  20.82%  10.72%  15.88%  (1.90)%  (2.73)%  7.73%  4.85%  (9.11)%

                        Calendar years ended December 31



Highest and Lowest Quarter Returns:


(for periods shown in the bar chart)


Highest: 10.65% in 4th quarter 2002; Lowest: (11.36)% in 3rd quarter 1998.



Year to date: 21.96% through 9/30/03.


Smith Barney Convertible Fund

                         Average Annual Total Returns


                    Calendar Years Ended December 31, 2002



                                                         Since   Inception
      Smith Barney Class B    1 year  5 years 10 years Inception   Date
      Return Before Taxes    (13.45)% (0.57)%  4.77%     6.08%    9/02/86
      Return After Taxes
      on Distributions/(1)/  (15.08)% (2.29)%  2.72%      n/a
      Return After Taxes on
      Distributions and Sale
      of Fund Shares/(1)/     (8.25)% (1.21)%  2.95%      n/a


                   Other Classes (Return Before Taxes Only)


                                                     Since   Inception
                          1 year  5 years 10 years Inception   Date
          Smith Barney
          Class A        (13.21)%   0.93%  4.76%      5.08%  11/09/92
          Smith Barney
          Class L        (11.03)%   n/a     n/a     (1.45)%  06/15/98
          Smith Barney
          Class O        (10.92)% (0.64)%   n/a       4.80%  11/07/94
          Smith Barney
          Class Y         (8.25)%   0.55%   n/a       3.96%  02/07/96
          S&P 500
          Index/(2)/     (22.09)% (0.58)%  9.34%      n/a
          Citigroup BIG
          Index/(2)/       10.09%   7.52%  7.53%      n/a
          Convertible
          100 Index/(2)/  (9.28)%   2.08%  7.90%      n/a
          Lipper
          Average/(3)/    (8.06)%   2.62%  7.69%      n/a




/(1) /After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Class B shares only. After-tax returns for Class A, Class L, Class O and Class Y shares will vary.


/(2) /The fund has changed its benchmark from the S&P 500 Index (the "S&P 500
     Index"), an unmanaged broad-based index of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets and the Citigroup BIG Index (formerly SSB Broad Investment Grade Bond Index), which includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities, to the Goldman Sachs/Bloomberg Equally Weighted U.S. Convertible 100 Index (Convertible 100 Index) effective May 14, 2003. Management views the Convertible 100 Index as a more appropriate index reflecting the composition of the fund's portfolio of securities. The Convertible 100 Index is an unmanaged, equally weighted index of 100 leading convertible securities designed to represent the broad U.S. convertible market.


/(3) /The Lipper Convertible Securities Funds Peer Group Average which is composed of the fund's peer group of 61 mutual funds, as of 12/31/02, investing in convertible securities.



It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.


                                                      Smith Barney Mutual Funds

Fee table
This table sets forth the fees and expenses you may pay if you invest in fund shares.

                               Shareholder fees


                                                Smith Barney
     (fees paid directly from your ---------------------------------------
     investment)                   Class A Class B Class L Class O Class Y
     Maximum sales charge
     (load) imposed on
     purchases (as a % of
     offering price)                5.00%    None   1.00%   1.00%   None
     Maximum deferred sales
     charge (load) (as a % of
     the lower of net asset value
     at purchase or
     redemption)                     None*  5.00%   1.00%   1.00%   None


                        Annual fund operating expenses


                                              Smith Barney
        (expenses deducted from  ---------------------------------------
        fund assets)             Class A Class B Class L Class O Class Y
        Management fee            0.70%   0.70%   0.70%   0.70%   0.70%
        Distribution and service
        (12b-1) fee               0.25%   0.75%   1.00%   0.70%    None
        Other expenses            0.47%   0.44%   0.59%   0.57%   0.19%
                                  -----   -----   -----   -----   -----
        Total annual fund
        operating expenses        1.42%   1.89%   2.29%   1.97%   0.89%


* You may buy Smith Barney Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.


Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

..  You invest $10,000 in the fund for the period shown
..  Your investment has a 5% return each year
.. You reinvest all distributions and dividends without a sales charge .. The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Smith Barney Convertible Fund

               Number of years you own your Smith Barney shares

                                           1 year 3 years 5 years 10 years
     Class A (with or without redemption)   $637   $927   $1,238   $2,117
     Class B (redemption at end of period)  $692   $894   $1,121   $2,089
     Class B (no redemption)                $192   $594   $1,021   $2,089
     Class L (redemption at end of period)  $430   $808   $1,313   $2,699
     Class L (no redemption)                $330   $808   $1,313   $2,699
     Class O (redemption at end of period)  $398   $712   $1,152   $2,373
     Class O (no redemption)                $298   $712   $1,152   $2,373
     Class Y (with or without redemption)   $ 91   $284   $  493   $1,096


* Assumes conversion to Class A shares approximately eight years after purchase.


  More on the fund's investments

Derivative contracts The fund may, but need not, use derivative contracts, such as options on securities or currencies, forward foreign currency contracts, interest rate futures and options on interest rate futures:


.. To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates


..  As a substitute for buying or selling securities


..  To enhance the fund's return

..  As a cash flow management technique.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on a fund's currency, securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond, as anticipated, to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets. The fund may invest up to 10% of its assets in options for hedging purposes.

Short sales The fund may engage in short sales "against the box," by borrowing and selling shares of common stock that the fund simultaneously holds in its portfolio or has a right to hold through conversion of another portfolio security.

                                                      Smith Barney Mutual Funds

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.


Portfolio turnover The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.


  Management


Manager The fund's investment adviser and administrator (the "manager") is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Citigroup Global Markets, Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager oversees the selection of the fund's investments and its general operations. The manager and CGM are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world. Salomon Brothers Asset Management Inc ("SaBAM"), an affiliate of SBFM also located at 399 Park Avenue, New York, New York 10022, serves as sub-adviser to the fund. The sub-adviser manages the fund's investment portfolio, subject to the supervision of the manager. The sub-adviser provides investment management and advisory services to mutual funds and currently manages over $36 billion.



Peter Luke serves as a portfolio manager and has been responsible for the fund's day-to-day management since 2001. Prior to 2001, Mr. Luke was employed as a portfolio manager by General Motors Investment Management Corporation. Mr. Luke is an investment officer of the manager and a director of the sub-adviser with over thirty-three years of investment management experience.


Management fee For its services, the manager received an advisory fee during the fund's last fiscal year equal to 0.50% of the fund's average daily net assets. In addition, the manager received a fee for its administrative services to the fund equal to 0.20% of the fund's average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B, L and O shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available

Smith Barney Convertible Fund
sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.


Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder recordkeeping and accounting services.


  Choosing a class of shares to buy


You can choose among four classes of shares: Smith Barney Classes A, B, L and
Y. In addition, you can buy additional Smith Barney Class O shares if you are a Smith Barney Class O shareholder. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.



..  If you plan to invest regularly or in large amounts, buying Smith Barney
   Class A, or if you meet the minimum investment requirement, Smith Barney Class Y shares may help you reduce sales charges and ongoing expenses.


..  For Smith Barney Class B shares, all of your purchase amount and, for Smith
   Barney Class L and Smith Barney Class O shares, more of your purchase amount (compared to Smith Barney Class A shares) will be immediately invested. This may help offset the higher expenses of Smith Barney Class B, Smith Barney Class L and Smith Barney Class O shares, but only if the fund performs well.


.. Smith Barney Class L and Smith Barney Class O shares have a shorter deferred sales charge period than Smith Barney Class B shares. However, because Smith Barney Class B shares convert to Smith Barney Class A shares, and Smith Barney Class L and Smith Barney Class O shares do not, Smith Barney Class B shares may be more attractive to long-term investors.


You may buy shares from:

..  A broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")
.. The fund, but only if you are investing through certain qualified plans or Service Agents

                                                      Smith Barney Mutual Funds

All Classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.


                                               Initial           Additional
                                                                 All Smith
                                       Smith Barney                Barney
                                      Classes A, B, L  Class Y    Classes
    General                               $1,000      $5 million    $50
    IRAs, Self Employed Retirement
    Plans, Uniform Gifts or Transfers
    to Minor Accounts                      $250       $5 million    $50
    Qualified Retirement Plans*            $25        $5 million    $25
    Simple IRAs                             $1           n/a        $1
    Monthly Systematic Investment
    Plans                                  $25           n/a        $25
    Quarterly Systematic Investment
    Plans                                  $50           n/a        $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

Smith Barney Convertible Fund

  Comparing the fund's Smith Barney classes



Your Service Agent can help you decide which class meets your goals. The Service Agent receives different compensation depending upon which Smith Barney Class you choose.



                  Class A         Class B        Class L         Class O         Class Y
Key           .Initial sales  .No initial     .Initial sales  .Available      .No initial or
features       charge          sales charge    charge is       for pur-        deferred
              .You may        .Deferred        lower than      chase only      sales charge
               qualify for     sales charge    Class A         by former      .Must invest
               reduction       declines       .Deferred        Class C         at least $5
               or waiver of    over time       sales charge    share           million
               initial sales  .Converts to     for only 1      holders        .Lower
               charge          Class A after   year           .Deferred        annual
              .Lower           8 years        .Does not        sales charge    expenses
               annual         .Higher          convert to      for only 1      than the
               expenses        annual          Class A         year            other
               than Class B    expenses       .Higher         .Does not        classes
               and Class L     than Class A    annual          convert to
                                               expenses        Class A
                                               than Class A   .Higher
                                                               annual
                                                               expenses
                                                               than Class A
---------------------------------------------------------------------------------------------
Initial sales  Up to 5.00%;    None            1.00%           1.00%           None
charge         reduced for
               large
               purchases
               and waived
               for certain
               investors. No
               charge for
               purchases of
               $1,000,000
               or more
---------------------------------------------------------------------------------------------
Deferred       1.00% on        Up to 5.00%     1.00% if you    1.00% if you    None
sales charge   purchases of    charged         redeem          redeem
               $1,000,000      when you        within 1 year   within 1 year
               or more if      redeem          of purchase     of purchase
               you redeem      shares. The
               within 1 year   charge is
               of purchase     reduced
                               over time
                               and there is
                               no deferred
                               sales charge
                               after 5 years
---------------------------------------------------------------------------------------------
Annual         0.25% of        0.75% of        1.00% of        0.70% of        None
distribution   average daily   average daily   average daily   average daily
and service    net assets      net assets      net assets      net assets
fees
---------------------------------------------------------------------------------------------
Exchange       Class A         Class B         Class L         Class L         Class Y
privilege*     shares of       shares of       shares of       shares of       shares of
               most Smith      most Smith      most Smith      most Smith      most Smith
               Barney funds    Barney funds    Barney funds    Barney funds    Barney funds
---------------------------------------------------------------------------------------------

* Ask your Service Agent for the Smith Barney funds available for exchange.

                                                      Smith Barney Mutual Funds

  Sales charges


Smith Barney Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

                                    Sales Charge Sales Charge Broker/Dealer
                                     as a % of    as a % of     Commission
                                      offering    net amount    as a % of
    Amount of purchase                 price       invested   offering price
    Less than $25,000                   5.00%        5.26%         4.50%
    $25,000 but less than $50,000       4.25         4.44          3.83
    $50,000 but less than $100,000      3.75         3.90          3.38
    $100,000 but less than $250,000     3.25         3.36          2.93
    $250,000 but less than $500,000     2.75         2.83          2.48
    $500,000 but less than
    $1,000,000                          2.00         2.04          1.80
    $1,000,000 or more                   -0-          -0-       up to 1.00*

* The distributor pays up to 1.00% to a Service Agent.

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

Smith Barney Convertible Fund

  Accumulation privilege - lets you combine the current value of Class A shares owned


 .  by you, or
 .  by members of your immediate family,

  and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.


  Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.


Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

..  Employees of NASD members
..  Investors participating in a fee-based program sponsored by certain broker/dealers affiliated with Citigroup
.. Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").


Smith Barney Class B shares


You buy Smith Barney Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Smith Barney Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.


           Year after purchase   1st 2nd 3rd 4th 5th 6th through 8th
           Deferred sales charge 5%  4%  3%  2%  1%        0%


Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.


                                                      Smith Barney Mutual Funds

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued:             Shares issued:         Shares issued:
At initial                 On reinvestment of     Upon exchange from
purchase                   dividends and          another Smith Barney
                           distributions          fund
Eight years after the date In same proportion     On the date the shares
of purchase payment        as the number of       originally acquired
                           Class B shares         would have converted
                           converting is to total into Class A shares
                           Class B shares you
                           own (excluding
                           shares issued as
                           dividends)


Smith Barney Class L and Smith Barney Class O shares


You buy Class L or O shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L or O shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith Barney Mutual Funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2004.



You may buy Class O shares only if you owned Class C shares of the fund on June 12, 1998. You will not pay an initial sales charge on Class O shares you buy before June 22, 2004.


Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares serviced by them.


Smith Barney Class Y Shares


You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $5,000,000 initial investment requirement. You can also use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 6-month period. To qualify, you must initially invest at least $1,000,000.


Smith Barney Convertible Fund

  More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

..  Shares exchanged for shares of another Smith Barney fund
..  Shares representing reinvested distributions and dividends
..  Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

..  On payments made through certain systematic withdrawal plans
..  On certain distributions from a retirement plan
..  For involuntary redemptions of small account balances
..  For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

                                                      Smith Barney Mutual Funds

  Buying shares

          Through a You should contact your Service Agent to open a bro-Service Agent kerage account and make arrangements to buy shares.

                    If you do not provide the following information, your order will be rejected:

                    .Class of shares being bought
                    .Dollar amount or number of shares being bought

                    Your Service Agent may charge an annual account maintenance fee.
   --------------------------------------------------------------------------
   Through the fund Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                    .Write the fund at the following address:
                        Smith Barney Income Funds
                        Smith Barney Convertible Fund
                        (Specify class of shares)
                        c/o PFPC Global Fund Services
                        P.O. Box 9699
                        Providence, Rhode Island 02940-9699
                    .Enclose a check to pay for the shares. For initial
                      purchases, complete and send an account
                      application.
                    .For more information, please call Smith Barney
                      Shareholder Services at 1-800-451-2010.
   --------------------------------------------------------------------------
          Through a You may authorize your Service Agent or the sub-systematic transfer agent to transfer funds automatically from (i) a investment plan regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

                    .Amounts transferred should be at least: $25
                      monthly or $50 quarterly
                    .If you do not have sufficient funds in your
                      account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

                    For more information, contact your Service Agent or the transfer agent or consult the SAI.

Smith Barney Convertible Fund

  Exchanging shares

        Smith Barney You should contact your Service Agent to exchange offers a distinctive into other Smith Barney funds. Be sure to read the family of funds prospectus of the Smith Barney fund into which you tailored to help are exchanging. An exchange is a taxable transaction.
    meet the varying
       needs of both .You may exchange shares only for shares of the
     large and small   same class of another Smith Barney fund. Class O
           investors   shares may be exchanged for Class L shares of
                       another Smith Barney fund. Not all Smith Barney
                       funds offer all classes.
                     .Not all Smith Barney funds may be offered in
                       your state of residence. Contact your Service
                       Agent or the transfer agent for further
                       information.
                     .Exchanges of Class A, Class B, Class L and Class O
                       shares are subject to minimum investment
                       requirements (except for systematic investment
                       plan exchanges), and all shares are subject to the
                       other requirements of the fund into which ex-
                       changes are made.
                     .If you hold share certificates, the sub-transfer
                       agent must receive the certificates endorsed for
                       transfer or with signed stock powers (documents
                       transferring ownership of certificates) before the
                       exchange is effective.
                     .The fund may suspend or terminate your ex-
                       change privilege if you engage in an excessive pat-
                       tern of exchanges.
-------------------------------------------------------------------------------
           Waiver of Your shares will not be subject to an initial sales charge additional sales at the time of the exchange.
             charges
                     Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you ex-change at any time into a fund with a lower charge, the sales charge will not be reduced.
-------------------------------------------------------------------------------

                                                      Smith Barney Mutual Funds

      By telephone If you do not have a brokerage account with a Service
                   Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York
                   Stock Exchange is open. Call Smith Barney Share-
                   holder Services at 1-800-451-2010 between 9:00 a.m.
                   and 4:00 p.m. (Eastern time). You can make telephone exchanges only between accounts that have identical registrations.
      --------------------------------------------------------------------
           By mail If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

  Redeeming shares

       Generally Contact your Service Agent to redeem shares of the fund.

                 If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                 If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your ac-count and not reinvested without your specific in-struction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
       -----------------------------------------------------------------

Smith Barney Convertible Fund

          By mail For accounts held directly at the fund, send written requests to the fund at the following address:

                      Smith Barney Income Funds
                      Smith Barney Convertible Fund
                      (Specify class of shares)
                      c/o PFPC Global Fund Services
                      P.O. Box 9699
                      Providence, Rhode Island 02940-9699

                  Your written request must provide the following:

                  .The name of the fund and account number
                  .The class of shares and the dollar amount or
                    number of shares to be redeemed
                  .Signatures of each owner exactly as the account is
                    registered
     ---------------------------------------------------------------------
     By telephone If you do not have a brokerage account with a Service
                  Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone re-demptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. Call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

                  Your redemption proceeds can be sent by check to
                  your address of record or by wire or electronic transfer
                  (ACH) to a bank account designated on your author-ization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).
     ---------------------------------------------------------------------

                                                      Smith Barney Mutual Funds

  Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                 To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plans ac-counts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your auto-matic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 .Your shares must not be represented by
                   certificates
                 .All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.

Smith Barney Convertible Fund

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

..  Name of the fund
..  Account number
..  Class of shares being bought, exchanged or redeemed
.. Dollar amount or number of shares being bought, exchanged or redeemed .. Signature of each owner exactly as the account is registered


The sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information for the account, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.


Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

..  Are redeeming over $50,000
..  Are sending signed share certificates or stock powers to the sub-transfer agent
..  Instruct the sub-transfer agent to mail the check to an address different from the one on your account
..  Changed your account registration
..  Want the check paid to someone other than the account owner(s)
.. Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

..  Suspend the offering of shares
..  Waive or change minimum and additional investment amounts
..  Reject any purchase or exchange order
..  Change, revoke or suspend the exchange privilege
..  Suspend telephone transactions

                                                      Smith Barney Mutual Funds

..  Suspend or postpone redemptions of shares on any day when trading on the New
   York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
.. Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.



Smith Barney Convertible Fund

  Dividends, distributions and taxes


Dividends and distributions The fund generally pays dividends, if any, monthly, and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be from both income and gain. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.



Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the funds.



Transaction                          Federal tax status
Redemption or exchange of shares     Usually capital gain or loss; long-
                                     term only if shares owned more
                                     than one year
Long-term capital gain distributions Long-term capital gain
Dividends                            Ordinary income



Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.


Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain dis-

                                                      Smith Barney Mutual Funds
tribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.


After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


  Share price


You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.



The fund generally values its portfolio securities based on market prices or quotations. The fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by SBFM. Fair valuation may also be used if material events occur after the close of the relevant market but prior to the close of the New York Stock Exchange. Fair value is determined in accordance with procedures approved by the fund's Board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.


International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.


In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.


Smith Barney Convertible Fund

Service Agents must transmit all orders to buy, exchange or redeem shares to the sub-transfer agent before the sub-transfer agent's close of business.


  Financial highlights


The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).



  For a Smith Barney Class A share of beneficial interest outstanding throughout each year ended July 31:



Smith Barney Class A Shares/(1)/    2003/(2)/ 2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/
-------------------------------------------------------------------------------------
Net asset value, beginning of year  $ 12.75   $ 15.73   $ 15.50   $ 15.25   $ 16.90
-------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income/(3)/            0.71      0.61      0.80      0.69      0.69
 Net realized and unrealized gain
  (loss)/(3)/                          2.58     (2.87)     0.14      0.21     (1.24)
-------------------------------------------------------------------------------------
Total income (loss) from operations    3.29     (2.26)     0.94      0.90     (0.55)
-------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                (0.72)    (0.72)    (0.71)    (0.65)    (0.66)
 Net realized gain                       --        --        --        --     (0.44)
-------------------------------------------------------------------------------------
Total distributions                   (0.72)    (0.72)    (0.71)    (0.65)    (1.10)
-------------------------------------------------------------------------------------
Net asset value, end of year        $ 15.32   $ 12.75   $ 15.73   $ 15.50   $ 15.25
-------------------------------------------------------------------------------------
Total return                          26.69%   (14.85)%    6.16%     6.13%    (3.11)%
-------------------------------------------------------------------------------------
Net assets, end of year (000)'s     $32,183   $21,958   $24,903   $21,794   $26,141
-------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                              1.42%     1.23%     1.25%     1.34%     1.29%
 Net investment income/(3)/            5.24      4.06      5.09      4.62      4.45
-------------------------------------------------------------------------------------
Portfolio turnover rate                 133%      115%      177%      167%       27%
-------------------------------------------------------------------------------------





(1) On May 16, 2003, Class A shares were renamed as Smith Barney Class A shares.


(2) Per share amounts have been calculated using the monthly average shares method.


(3) Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts for Smith Barney Class A shares would have been $0.62 for net investment income, $2.88 for net realized and unrealized loss, and 4.13% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


                                                      Smith Barney Mutual Funds

  For a Smith Barney Class B Share of beneficial interest outstanding throughout each year ended July 31:

Smith Barney Class B Shares/(1)/ 2003/(2)/ 2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/
----------------------------------------------------------------------------------
Net asset value, beginning of
 year                            $ 12.69   $ 15.66    $15.45   $ 15.22   $ 16.89
----------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income/(3)/         0.62      0.51      0.70      0.61      0.61
 Net realized and unrealized
  gain (loss)/(3)/                  2.61     (2.84)     0.14      0.21     (1.24)
----------------------------------------------------------------------------------
Total income (loss) from
 operations                         3.23     (2.33)     0.84      0.82     (0.63)
----------------------------------------------------------------------------------
Less distributions from:
 Net investment income             (0.64)    (0.64)    (0.63)    (0.59)    (0.60)
 Net realized gain                    --        --        --        --     (0.44)
----------------------------------------------------------------------------------
Total distributions                (0.64)    (0.64)    (0.63)    (0.59)    (1.04)
----------------------------------------------------------------------------------
Net asset value, end of year     $ 15.28   $ 12.69    $15.66   $ 15.45   $ 15.22
----------------------------------------------------------------------------------
Total return                       26.23%   (15.32)%    5.53%     5.59%    (3.61)%
----------------------------------------------------------------------------------
Net assets, end of year (000)'s  $17,406   $ 8,545    $9,395   $13,216   $21,559
----------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                           1.89%     1.79%     1.81%     1.86%     1.76%
 Net investment income/(3)/         4.65      3.50      4.59      4.10      3.98
----------------------------------------------------------------------------------
Portfolio turnover rate              133%      115%      177%      167%       27%
----------------------------------------------------------------------------------





(1) On May 16, 2003, Class B shares were renamed as Smith Barney Class B shares.


(2) Per share amounts have been calculated using the monthly average shares method.


(3) Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts for Smith Barney Class B shares would have been $0.52 for net investment income, $2.85 for net realized and unrealized loss, and 3.57% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


Smith Barney Convertible Fund

  For a Smith Barney Class L Share of beneficial interest outstanding throughout each year ended July 31:



Smith Barney Class L Shares/(1)/    2003/(2)/ 2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/
-------------------------------------------------------------------------------------
Net asset value, beginning of year  $ 12.71   $ 15.61    $15.36    $15.18    $16.90
-------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income/(3)/            0.55      0.50      0.60      0.53      0.53
 Net realized and unrealized gain
  (loss)/(3)/                          2.64     (2.83)     0.22      0.21     (1.24)
-------------------------------------------------------------------------------------
Total income (loss) from operations    3.19     (2.33)     0.82      0.74     (0.71)
-------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                (0.57)    (0.57)    (0.57)    (0.56)    (0.57)
 Net realized gain                       --        --        --        --     (0.44)
-------------------------------------------------------------------------------------
Total distributions                   (0.57)    (0.57)    (0.57)    (0.56)    (1.01)
-------------------------------------------------------------------------------------
Net asset value, end of year        $ 15.33   $ 12.71    $15.61    $15.36    $15.18
-------------------------------------------------------------------------------------
Total return                          25.76%   (15.34)%    5.38%     5.07%    (4.08)%
-------------------------------------------------------------------------------------
Net assets, end of year (000)'s     $19,824   $ 5,308    $3,607    $  270    $  540
-------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                              2.29%     1.85%     1.92%     2.34%     2.30%
 Net investment income/(3)/            4.10      3.40      3.97      3.64      3.39
-------------------------------------------------------------------------------------
Portfolio turnover rate                 133%      115%      177%      167%       27%
-------------------------------------------------------------------------------------





(1) On May 16, 2003, Class L shares were renamed as Smith Barney Class L shares.


(2) Per share amounts have been calculated using the monthly average shares method.


(3) Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts for Smith Barney Class L shares would have been $0.51 for net investment income, $2.84 for net realized and unrealized loss, and 3.47% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


                                                      Smith Barney Mutual Funds

  For a Smith Barney Class O share of beneficial interest outstanding throughout each year ended July 31:



Smith Barney Class O Shares/(1)/   2003/(2)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
------------------------------------------------------------------------------------
Net asset value, beginning of year  $12.66   $ 15.62    $15.41    $15.19    $16.87
------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income/(3)/           0.63      0.51      0.70      0.60      0.61
 Net realized and unrealized
  gain/(loss)/(3)/                    2.56     (2.84)     0.14      0.21     (1.25)
------------------------------------------------------------------------------------
Total income (loss) from
 operations                           3.19     (2.33)     0.84      0.81     (0.64)
------------------------------------------------------------------------------------
Less distributions from:
 Net investment income               (0.63)    (0.63)    (0.63)    (0.59)    (0.60)
 Net realized gain                      --        --        --        --     (0.44)
------------------------------------------------------------------------------------
Total distributions                  (0.63)    (0.63)    (0.63)    (0.59)    (1.04)
------------------------------------------------------------------------------------
Net asset value, end of year        $15.22   $ 12.66    $15.62    $15.41    $15.19
------------------------------------------------------------------------------------
Total return                         26.00%   (15.33)%    5.51%     5.57%    (3.66)%
------------------------------------------------------------------------------------
Net assets, end of year (000)'s     $  206   $   223    $  293    $  321    $  572
------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                             1.97%     1.82%     1.83%     1.90%     1.78%
 Net investment income/(3)/           4.75      3.48      4.53      4.06      4.00
------------------------------------------------------------------------------------
Portfolio turnover rate                133%      115%      177%      167%       27%
------------------------------------------------------------------------------------





(1)On May 16, 2003, Class O shares were renamed as Smith Barney Class O shares.


(2)Per share amounts have been calculated using the monthly average shares method.


(3)Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts for Smith Barney Class O shares would have been $0.52 for net investment income, $2.85 for net realized and unrealized loss, and 3.56% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


Smith Barney Convertible Fund

  For a Smith Barney Class Y Share of beneficial interest outstanding throughout each year ended July 31:
Smith Barney Class Y Shares/(1)/ 2003/(2)/ 2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/
----------------------------------------------------------------------------------
Net asset value, beginning of
 year                            $ 12.84   $ 15.85   $ 15.61   $ 15.34   $ 16.98
----------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income/(3)/         0.80      0.67      0.88      0.78      0.76
 Net realized and unrealized
  gain/(loss)/(3)/                  2.59     (2.89)     0.14      0.19     (1.25)
----------------------------------------------------------------------------------
Total income (loss) from
 operations                         3.39     (2.22)     1.02      0.97     (0.49)
----------------------------------------------------------------------------------
Less distributions from:
 Net investment income             (0.79)    (0.79)    (0.78)    (0.70)    (0.71)
 Net realized gain                    --        --        --        --     (0.44)
----------------------------------------------------------------------------------
Total distributions                (0.79)    (0.79)    (0.78)    (0.70)    (1.15)
----------------------------------------------------------------------------------
Net asset value, end of year     $ 15.44   $ 12.84   $ 15.85   $ 15.61   $ 15.34
----------------------------------------------------------------------------------
Total return                       27.42%   (14.51)%    6.65%     6.62%    (2.68)%
----------------------------------------------------------------------------------
Net assets, end of year (000)'s  $78,905   $72,510   $90,911   $90,472   $95,707
----------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                           0.89%     0.81%     0.79%     0.87%     0.83%
 Net investment income/(3)/         5.84      4.49      5.57      5.10      4.87
----------------------------------------------------------------------------------
Portfolio turnover rate              133%      115%      177%      167%       27%
----------------------------------------------------------------------------------





(1) On May 16, 2003, Class Y shares were renamed as Smith Barney Class Y shares.


(2) Per share amounts have been calculated using the monthly average shares method.


(3) Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.68, $2.90 and 4.56% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


                                                      Smith Barney Mutual Funds

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/r/


SB Convertible

Fund

An investment portfolio of Smith Barney Income Funds


Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.


Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent by calling Smith Barney Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.



If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.



Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.


(Investment Company Act
file no. 811-04254)

FD1210 11/03

                                    [GRAPHIC]




NOVEMBER 28, 2003


PROSPECTUS
AND
APPLICATION

[LOGO]





SB Convertible Fund
--------------------------------------------------------------------------------




[_] Salomon Brothers Classes of Shares



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

 CONTENTS

        Fund goal, strategies and risks.............................  2
        More on the fund's investments..............................  6
        Management..................................................  7
        Choosing a class of shares to buy...........................  8
        Buying shares and exchanging shares......................... 13
        Redeeming shares............................................ 14
        Other things to know about share transactions............... 16
        Dividends, distributions and taxes.......................... 18
        Financial highlights........................................ 19

                            About mutual fund risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.


                            SB Convertible Fund -         1

 FUND GOAL, STRATEGIES AND RISKS


 Investment   The fund seeks current income and capital appreciation.
 objectives
-------------------------------------------------------------------------------
 Principal    Under normal market conditions, the fund invests at least 80% of
 investment   the value of its net assets, plus any borrowings for investment
 strategies   purposes, in convertible securities. These are either bonds or preferred shares which may be converted into common stock or other equity interests of the issuer at a predetermined price or rate. The fund also may invest up to 20% of its assets in
              "synthetic convertible securities," equity securities and debt securities that are not convertible. Synthetic convertible securities are created by combining non-convertible preferred shares or debt securities with common stocks, warrants or call options. These synthetic instruments are designed to perform like convertible securities.

              The fund may invest up to 25% of its assets in foreign
              securities. The fund may invest in securities rated below
              investment grade and unrated securities of comparable quality.
              These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally and internationally recognized rating agencies or if unrated, of similar credit quality.
-------------------------------------------------------------------------------
 How the      In evaluating a convertible security, the sub-adviser analyzes
 subadviser   both the equity and the fixed income characteristics of the selects the  security.
 fund's
 investments  Equity characteristics the subadviser looks for include:

              .  Companies with potential for real, sustainable growth
              .  Companies with competent and accessible management
              .  Companies with favorable cash flow
              . Securities of companies in which the sub-adviser believes the underlying common stock has the potential for significant appreciation over a 12-18 month period

              Fixed income characteristics the subadviser looks for include:

              .  Favorable financial condition and capital structure
              .  Securities structured in a manner that reduces risk
              . Securities where the yield more than compensates for the degree of risk



                            SB Convertible Fund -         2

 Principal     Convertible securities are subject both to the stock market risk
 risks of      associated with equity securities and to the credit and interest investing in  rate risks associated with fixed income securities. As the
 the fund      market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. Therefore, investors could lose money on their
               investment in the fund, or the fund may not perform as well as other investments, if:

               . A common stock or other security into which a security owned by the fund is convertible falls in value
               .  The stock market declines
               . The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
               . Interest rates increase, causing the prices of fixed income securities to decline, thereby reducing the value of the fund's portfolio
               . Companies in which the fund invests fail to meet earnings expectations, fall out of favor with investors, or other events depress their stock prices
               . The subadviser's judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect

               Below investment grade bonds, commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value.

               Investments in foreign securities involve special risks, such as risk of political or economic instability, imposition of exchange controls or other restrictions on investments, and losses due to currency fluctuations.

--------------------------------------------------------------------------------
 Who may       The fund may be an appropriate investment if you:
 want to
 invest        .  Are seeking to earn current income with some potential for capital appreciation
               .  Are seeking limited exposure to the stock market, and
                  understand the risks of investing in equity securities
--------------------------------------------------------------------------------



                            SB Convertible Fund -         3

 Performance                                                                                   Total Return for Smith
 This bar chart                                  [CHART]                                       Barney Class B Shares*
 indicates the                                                                                 * Performance for Salomon
 risks of investing                          % Total Return                                    Brothers Class A, B, 2, O
 in the fund by                                                                                and Y shares is not
 showing changes in  1993    1994    1995   1996   1997     1998    1999   2000   2001   2002  provided because these
 the performance of  -----  -----   -----   -----  -----   -----   -----   ----   ----   ----- classes do not have a full
 the fund's Smith    12.53  -6.76   20.82   10.72  15.88   -1.90   -2.73   7.73   4.85   -9.11 calendar year of
 Barney Class B                                                                                performance. Although
 shares from year                            Calendar years ended December 31                  Smith Barney Class B
 to year. Past                                                                                 shares are not offered in this
 performance,                                                                                  Prospectus, they are
 before and after                                                                              invested in the same
 taxes, does not                                                                               portfolio of securities as the
 necessarily                                                                                   Salomon Brothers Classes
 indicate how the                                                                              of shares. Smith Barney
 fund will perform                                                                             Class B shares' annual
 in the future.                                                                                returns will differ from the
 This bar chart                                                                                returns earned by the
 shows the                                                                                     classes of shares offered in
 performance of the                                                                            this Prospectus to the
 fund's Smith                                                                                  extent that the classes have
 Barney Class B                                                                                different fees and expenses.
 shares (the fund's                                                                            The returns shown have not
 oldest class of                                                                               been restated to reflect these
 shares) for each                                                                              different fees and expenses
 full calendar year                                                                            or the imposition of the
 since the fund's                                                                              sales load applicable to the
 inception. The                                                                                Salomon Brothers Class A,
 chart does not                                                                                B, 2, O and Y shares.
 reflect sales
 charges, which
 would reduce your
 return.
 Quarterly returns:
 Highest: 10.65% in
 4th quarter 2002;
 Lowest: -11.36% in
 3rd quarter 1998.
 Year to date:
 21.96% through
 9/30/03
-----------------------------------------------------------------------------------------------------------------------------


            Performance table
            This table assumes the maximum sales charge applicable to the class, redemption of shares at the end of the period and the reinvestment of distributions and dividends.

            Average Annual Total Returns for Smith Barney Class B
            Shares* (Calendar Years Ended December 31, 2002)
                                             1 year  5 years 10 years
            Smith Barney Class B
               Return before taxes           -13.45% -0.57%   4.77%
               Return after taxes on
               distributions                 -15.08% -2.29%   2.72%
               Return after taxes on
               distributions and sale of
               fund shares                    -8.25% -1.21%   2.95%
               S&P 500 Index+**              -22.09% -0.58%   9.34%
               Citigroup BIG Index+**         10.09%  7.52%   7.53%
               Convertible 100 Index+**       -9.28%  2.08%   7.90%
               Lipper Average++               -8.06%  2.62%   7.69%

           + Index performance reflects no deductions for fees, expenses or taxes. It is not possible to invest directly in the Index.
           ++ Note that the Lipper Convertible Securities Funds
              Peer Group Average is a total return performance average of funds tracked by Lipper, Inc. that invest in convertible securities. It does not take into account sales charges.
           * Performance for Salomon Brothers Class A, B, 2, O and Y shares is not provided because these classes do not have a full calendar year of performance.
              Although Smith Barney Class B shares are not offered in this Prospectus, they are invested in the same portfolio of securities as the Salomon
              Brothers Classes of shares. Smith Barney Class B shares' annual returns will differ from the returns earned by the classes of shares offered in this Prospectus to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of the sales load applicable to the Salomon Brothers Class A, B, 2, O and Y shares.
           ** Effective May 14, 2003, the fund changed its performance benchmark from the S&P 500 Index and the Citigroup BIG Index (formerly SSB Broad
              Investment Grade Bond Index) to the Goldman
              Sachs/Bloomberg Equally-Weighted U.S. Convertible
              100 Index (the "Convertible 100 Index"), because
              Management views the Convertible 100 Index as a more appropriate index reflecting the composition of the Fund's portfolio of securities. The
              Convertible 100 Index is an unmanaged,
              equally-weighted index of 100 leading convertible securities designed to represent the broad U.S.
              convertibles market.

Comparative performance

This table compares the before- and after-tax average annual total return of the fund's Smith Barney Class B shares for the periods shown with that of the Standard & Poor's 500 Index (the "S&P 500 Index"), an unmanaged broad-based index of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets; the Citigroup Broad Investment-Grade Bond Index ("Citigroup BIG Index"), which includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities; and the Lipper Convertible Securities Funds Peer Group Average (the "Lipper Average"), which is composed of the fund's peer group of 61 mutual funds, as of 12/31/02, investing in convertible securities. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Smith Barney Class B shares only and the after-tax returns for all other classes will vary. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.



                            SB Convertible Fund -         4

 Fee table


                                                             Salomon Brothers
 Shareholder fees (paid directly from your        ---------------------------------------------------
 investment)                                      Class A    Class B    Class 2   Class O   Class Y
 Maximum sales charge on purchases                5.75%*       None      1.00%      None      None    Fees and Expenses
 Maximum deferred sales charge on redemption        None      5.00%      1.00%      None      None    This table sets forth the
 Annual fund operating expenses (paid by the                                                          fees and expenses you
 fund as a % of net assets)                                                                           may pay if you invest in
   Management fees                                 0.70%      0.70%      0.70%     0.70%     0.70%    fund shares.
   Distribution and service (12b-1) fees           0.25%      1.00%      1.00%      None      None
   Other expenses**                                0.47%      0.44%      0.59%     0.57%     0.19%
                                                  ------      -----      -----     -----     -----
   Total annual fund operating expenses            1.42%      2.14%      1.29%     1.27%     0.89%
 *  If you buy Class A shares in amounts of $50,000 or more the sales charge is lower. You may buy
    Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
 ** Other expenses are based on estimated amounts for the current fiscal year.
-------------------------------------------------------------------------------------------------------------------------------

 Example

 Number of years you own your Salomon
 Brothers shares                            1 Year    3 Years    5 Years   10 Years
 Your cost would be
 Class A                                     $711      $998      $1,307     $2,179    This example helps you
 Class B (redemption at end of period)       $717      $970      $1,249     $2,289*   compare the costs of
 Class B (no redemption)                     $217      $670      $1,149     $2,289*   investing in the fund
 Class L (redemption at end of period)       $430      $808      $1,313     $2,699    with the costs of investing
 Class L (no redemption)                     $330      $808      $1,313     $2,699    in other mutual funds.
 Class O (with or without redemption)        $129      $403      $  697     $1,534    Your actual costs may be
 Class Y (with or without redemption)        $ 91      $284      $  493     $1,096    higher or lower.
* Assumes conversion to Class A shares approximately eight years after purchase.

 The example assumes: . You invest $10,000 in the fund for the period shown
                      . Your investment has a 5% return each year
                      . You reinvest all distributions and dividends without a
                        sales charge
                      . The fund's operating expenses (before fee waivers
                        and/or expense reimbursements, if any) remain the same
                      . You redeem your shares at the end of the period
                        (unless otherwise indicated)



                            SB Convertible Fund -         5

 MORE ON THE FUND'S INVESTMENTS


The fund's investment objective and its principal investment strategies and risks are described under
"Fund Goal, Strategies and Risks."

This section provides additional information about the fund's investments and certain portfolio management techniques the fund may use. More information about the fund's investments and portfolio management techniques and the associated risks is included in the statement of additional information (SAI).

Compliance with any policy or limitation for the fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the fund's assets or for any other reason.
------------------------------------------------------------------------------------------------------
 Derivative contracts   The fund may, but need not, use derivative contracts, such as options on securities or currencies, forward foreign currency contracts, interest rate futures and options on interest rate futures:

                        . To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates;
                        . As a substitute for buying or selling securities;
                        . To enhance the fund's return; or
                        . As a cash flow management technique.

                        A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more se curities or indices. Even a small investment in derivative contracts can have a large impact on a fund's currency, securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond, as anticipated, to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities.
                        Derivatives can also make a fund less liquid and harder to value, especially in declining markets. The fund may invest up to 10% of its assets in options for hedging purposes.
------------------------------------------------------------------------------------------------------
 Short sales            The fund may engage in short sales "against the box," by borrowing and selling shares of common stock that the fund simultaneously holds in its portfolio or has a right to hold through conversion of another portfolio security.
------------------------------------------------------------------------------------------------------
 Defensive investing    The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-
                        term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
------------------------------------------------------------------------------------------------------
 Portfolio turnover     The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.



                            SB Convertible Fund -         6

 MANAGEMENT


 Manager         The fund's investment adviser and administrator (the
                 "manager") is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Citigroup Global Markets Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York
                 10022. The manager oversees the selection of the fund's investments and its general operations. The manager and CGM are subsidiaries of Citigroup Inc. Citigroup businesses provide a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world. Salomon
                 Brothers Asset Management Inc., an affiliate of SBFM also located at 399 Park Avenue, New York, New York 10022, serves as subadviser to the fund. The subadviser manages the fund's investment portfolio, subject to the supervision of the manager. The sub-adviser provides investment management and advisory services to mutual funds and currently manages over $36 billion.

                 Peter Luke serves as a portfolio manager and has been
                 responsible for the fund's day-to-day management since 2001.
                 Prior to 2001, Mr. Luke was employed as a portfolio manager by General Motors Investment Management Corporation. Mr. Luke
                 is an investment officer of the manager and a director of the subadviser with over thirty-three years of investment
                 management experience.
-------------------------------------------------------------------------------
 Management fee  During the fiscal year ended July 31, 2002, the manager received an advisory fee equal to 0.50% of the fund's average daily net assets.
-------------------------------------------------------------------------------
 Administrator   SBFM is also the fund's administrator. For its services, the administrator received a fee during the fund's last fiscal year equal to 0.20% of the fund's average daily net assets.



                            SB Convertible Fund -         7

 CHOOSING A CLASS OF SHARES TO BUY


 Share classes  You can choose among four classes of shares: Salomon Brothers Class A, B, 2 or Y. If you already own Class O shares of a Salomon Brothers fund, you may also be eligible to purchase Class O shares of the fund. The classes have different sales charges and expenses, allowing you to choose the class that best meets your needs.
                When choosing which class of shares to buy, you should consider:

                . How much you plan to invest.
                . How long you expect to own the shares.
                . The expenses paid by each class.
                . Whether you qualify for any reduction or waiver of sales charges.
----------------------------------------------------------------------------------------------------
 Investment     Minimum initial and additional investment amounts vary depending on the class of
 minimums       shares you buy and the nature of your investment account.




                                                      Initial Investment        Additional
                                                                                Investments

                                                     Salomon     Salomon     Salomon   Salomon
                                                     Brothers    Brothers    Brothers  Brothers
                                                    Classes A,   Class Y    Classes A, Class Y
                                                     B, 2, O                 B, 2, O
General                                                $250    $2.5 Million    $50      $1,000
Individual Retirement Accounts, Self Employed          $50     $2.5 Million    $50      $1,000
Retirement Plans, Uniform Gift or Transfer to Minor
Accounts
Qualified Retirement Plans                             $50     $2.5 Million    $50      $1,000
Monthly Systematic Investment Plans                    $25         n/a         $25       n/a
Pre-authorized Check Plan                              $25         n/a         $25       n/a



 Qualified Retirement Plans are qualified plans under Section 403(b)(7) or Section 401(a) of the Internal Revenue
 Code, including 401(k) plans.
-------------------------------------------------------------------------------------------------------------------
 Comparing             Your Financial Consultant can help you decide which class meets your goals. Your
 classes               Financial Consultant receives different compensation depending upon which class you choose.
-------------------------------------------------------------------------------------------------------------------
 Distribution          The fund has adopted Rule 12b-1 distribution plans for its Salomon Brothers Class
 plans                 A, B and 2 shares. Under each plan, the fund pays distribution and/or service fees.
                       These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.
                       In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources.
                       The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.



                            SB Convertible Fund -         8

 COMPARING THE FUND'S SALOMON BROTHERS CLASSES


                     Class A            Class B            Class 2          Class O           Class Y
Key features     .Initial sales    .No initial sales  .Initial sales    .Only available   .No initial or
                  charge            charge             charge is lower   to existing       deferred sales
                 .You may          .Deferred sales     than Class A      Class O           charge
                  qualify for       charge declines   .Deferred sales    shareholders     .Must invest at
                  reduction or      over time          charge for only  .No initial or     least $2.5
                  waiver of        .Converts to        1 year            deferred sales    million
                  initial sales     Class A after 7   .Higher annual     charge           .Lower annual
                  charge            years              expenses than    .Lower annual      expenses than
                 .Generally        .Higher annual      Class A           expenses than     the other
                  lower annual      expenses than     .Does not          the other         classes
                  expenses than     Class A            convert to        classes
                  Class B and                          Class A shares
                  Class 2
Initial sales     Up to 5.75%;      None               1.00%             None              None
charge            reduced or
                  waived for
                  large purchases
                  and certain
                  investors. No
                  charge for
                  purchases of
                  $1 million or
                  more
Deferred sales    1.00% on          Up to 5.00%        1.00% if you      None              None
charge            purchases of      charged when       redeem within
                  $1 million or     you redeem         1 year of
                  more if you       shares. The        purchase
                  redeem within     charge is
                  1 year of         reduced over
                  purchase          time and there
                                    is no deferred
                                    sales charge
                                    after 5 years
Annual            0.25% of          1.00% of           1.00% of          None              None
distribution and  average daily     average daily      average daily
service fees      net assets        net assets         net assets
Exchangeable      Class A shares    Class B shares     Class 2 shares    Class O shares    Class Y shares
into              of any of the     of any of the      of any of the     of any of the     of any of the
                  other Salomon     other Salomon      other Salomon     other Salomon     other Salomon
                  Brothers funds    Brothers funds     Brothers funds    Brothers funds    Brothers funds
                  and Salomon       and Salomon        and Salomon       and Salomon       and Salomon
                  Brothers Class    Brothers Class     Brothers Class    Brothers Class    Brothers Class
                  A shares of any   B shares of any    2 shares of any   O shares of any   Y shares of any
                  of the SB funds   of the SB funds    of the SB funds   of the SB funds   of the SB funds




                            SB Convertible Fund -         9

 SALOMON BROTHERS CLASS A SHARES

Class A sales charge
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge if the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends that you reinvest in additional Class A shares.

To learn more about the accumulation privilege, letters of intent, waivers for certain investors and other options to reduce your sales charge, ask your Financial Consultant or consult the SAI.

The table below indicates the sales charge on Class A shares of the fund.


                                                                               Broker/Dealer
                                                                                 Commission
                                             Sales charge as   Sales charge as   as a % of
Amount of Investment                       % of offering price % of net amount offering price
Less than $50,000                                 5.75%             6.10%          5.00%
$50,000 but less than $100,000                    4.50%             4.71%          4.00%
$100,000 but less than $250,000                   4.00%             4.17%          3.50%
$250,000 but less than $500,000                   2.75%             2.83%          2.50%
$500,000 but less than $1 million                 2.25%             2.30%          2.00%
$1 million or more*                                -0-               -0-        up to 1.00%

*You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%. The distributor pays up to 1% of the purchase price of these sales to broker/dealers.

Qualifying for reduced Class A sales charges. There are several ways you can combine multiple purchases of Class A shares of the Salomon Brothers funds (excluding shares of Salomon Brothers Cash Management Fund or Salomon Brothers New York Municipal Money Market Fund) to take advantage of the breakpoints in the sales charge schedule.

.. Accumulation privilege--lets you add the current value of Class A shares of the fund already owned by you or your spouse and your children under the age of 21 to the amount of your next purchase of Class A shares for purposes of calculating the sales charge. You must notify the transfer agent in writing of all share accounts to be considered in exercising this right of accumulation.

.. Group purchase--lets you combine the current value of Class A shares purchased by employees (and partners) of the same employer as a group for purposes of calculating the initial sales charge. To be eligible, all purchases must be made pursuant to an employer or partnership sanctioned plan meeting certain requirements set forth in the SAI.

.. Letter of intent--lets you purchase Class A shares of the fund over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. All Class A shares (excluding Class A shares of the Salomon Brothers Cash Management Fund and Salomon Brothers New York Municipal Money Market Fund) previously purchased within a 13-month period and still beneficially owned by you or your spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a sales charge reduction. The effective date of a letter of intent may be back-dated up to 90 days so that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the letter of intent goal.

Waivers for certain Class A investors. Class A initial sales charges are waived for certain types of investors, including:

.. Directors and officers of any fund sponsored by Citigroup or any of its subsidiaries and their immediate families (i.e., spouse, children, mother or father).


                            SB Convertible Fund -         10

    SB Convertible Fund

Account Application                                         Please Note: A separate application must be used to open an IRA account.
------------------------------------------------------------------------------------------------------------------------------------
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1. Type of Account (Please print)                      (Account will not be opened without Taxpayer I.D. No. or Social Security No.)
[_] INDIVIDUAL                           [_] JOINT                                          Social Security No. or Taxpayer I.D. No.
Name [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]                   [_][_][_][_][_][_][_][_][_][_][_]

Joint Registrant (if any)/1,2/                                                              Social Security No. or Taxpayer I.D. No.
Name [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]                   [_][_][_][_][_][_][_][_][_][_][_]
/1/ Use only the Social Security Number or Taxpayer Identification Number of the first listed joint tenant.
/2/ For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.
------------------------------------------------------------------------------------------------------------------------------------
[_] UNIFORM GIFT TO MINORS OR    [_] UNIFORM TRANSFER TO MINORS (where allowed by law)

Name of Adult Custodian (only one permitted)

Name [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]

Minor's Date of Birth  [_][_][_][_][_][_]

Name of Minor (only one permitted)                                                                       Minor's Social Security No.
Name [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]                   [_][_][_][_][_][_][_][_][_][_][_]
                                                                    (Account will not be opened without minor's Social Security No.)
under the  [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_] Uniform Gifts/Transfer to Minors Act.
                        State of Residence of Minor
------------------------------------------------------------------------------------------------------------------------------------
[_] CORPORATION                         [_] PARTNERSHIP                                     Social Security No. or Taxpayer I.D. No.

[_] TRUST*                               [_] OTHER
                                                       (Account will not be opened without Taxpayer I.D. No. or Social Security No.)

Name of Corporation, Partnership, or Other   [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
[_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]

Name(s) of Trustee(s)[_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]

* If a Trust, include date of trust instrument and list trustees if they are to
  be named in the registration.                                              Date of the Trust Agreement [_][_][_][_][_][_][_][_][_]
------------------------------------------------------------------------------------------------------------------------------------
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2. Mailing Address
Street or P.O. Box   [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
                     [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]

City  [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]      State [_][_]      Zip[_][_][_][_][_]

Business Telephone   [_][_][_][_][_][_][_][_][_][_][_]                 Home Telephone  [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
------------------------------------------------------------------------------------------------------------------------------------
(right triangle)
3. Investment Information
Method of Investment

[_] I have enclosed a check for the minimum of $250 ($50 for UGMA accounts).

[_] I have enclosed a check for the minimum of $25 and completed the Automatic Investment Plan information in Section 10.

[_] I purchased ____ shares of ______________ through my broker on ____/____/____. Confirm # _______________________________________

Please make my investment in the Class designated below:
 Class A      Class B      Class 2      Class Y                                                               Investment
------------------------------------------------------------------------------------------------------------------------------------
_________    _________    _________    _________                                                        $ __________________________
_________    _________    _________    _________                                                        $ __________________________
_________    _________    _________    _________                                                        $ __________________________
_________    _________    _________    _________                                                        $ __________________________
_________    _________    _________    _________                                                        $ __________________________
                                                                                Total Investment Amount $ __________________________
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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4. Reduced Sales Charge (Available for Class A Shares Only)
Method of Investment
Are you a shareholder in another Salomon Brothers Fund?     [_] Yes     [_] No
[_] I apply for Right of Accumulation reduced sales charges based on the following Salomon Brothers Fund accounts (excluding Class B and Class 2 Shares).

Fund                                          Account No. or Social Security No.
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Letter of Intent
[_] I agree to the Letter of Intent provisions contained in the Fund's current
    Prospectus. During a 13-month period, I plan to invest a dollar amount of at least:
[_] $50,000     [_] $100,000     [_] $250,000    [_] $500,000     [_] $1,000,000
--------------------------------------------------------------------------------
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5. Dividend and Capital Gains Distributions
Dividends and capital gains will be reinvested in the same Fund if no other option is selected.

Dividends
                                        Capital Gains
[_] I wish to reinvest dividends in the [_] I wish to reinvest capital gains in
    same Fund.                              the same Fund.
[_] I wish to have dividends paid       [_] I wish to have capital gains paid in
    in cash.                                cash.

The Automatic Dividend Diversification Program allows an investor to have dividends and any other distributions from the Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

[_] Please reinvest dividends and capital gains from the Fund to the _____________________________________________ Fund.

Optional Features
--------------------------------------------------------------------------------
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6. Automatic Withdrawal Plan

I would like to establish an Automatic Withdrawal in the amount of $______ to be executed on the __ day of the month (or the next business day if the selected day falls on a weekend or holiday).

[_] Monthly          [_] Quarterly          [_] Startup Month/Year: ____________

Automatic Withdrawals will be made on or near the 10th day of the month if no Date is selected.

A minimum account value of $10,000 in a single account is required to establish a monthly withdrawal plan. For quarterly plans a minimum of $5,000 in a single account is required.

Please mail checks to:           Wire transfers to:

[_] Address of Record (named in  [_] Bank of Record (named in Section 10)
    Section 2)

Name [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
Address [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
City [_][_][_][_][_][_][_][_][_][_][_] State [_][_] Zip [_][_][_][_][_][_][_][_]
--------------------------------------------------------------------------------
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7. Telephone Redemption Privilege

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current Prospectus. Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 10 is completed for redemption by wire of $500 or more.

[_] I DO NOT want the Telephone Redemption Privilege.
--------------------------------------------------------------------------------
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8. Systematic Exchange Plan

I would like to exchange shares in my Fund account, for which no certificates have been issued, to:

$ ______________ into the _________________________ Fund, Account #_____________
  $25 Minimum

$ ______________ into the _________________________ Fund, Account #_____________
  $25 Minimum

$ ______________ into the _________________________ Fund, Account #_____________
  $25 Minimum

The exchange will occur on or about the 15th of each month, beginning in the month of ____________

--------------------------------------------------------------------------------
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9. Telephone Exchange Privilege

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current prospectus.

[_] I DO NOT want the Telephone Exchange Privilege.

--------------------------------------------------------------------------------
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10. Automatic Investment Plan

The Automatic Investment Plan, which is available to shareholders of the Fund, makes possible regular monthly purchases of Fund shares to allow dollar-cost averaging. The Fund's transfer agent can arrange for an amount of money selected by you ($25 minimum) to be deducted from your checking account and used to purchase shares of the Fund.

Please withdraw $______________ from my checking account (named in Section 11) on the __ day of the month for investment:

[_] Monthly           [_] Every alternate month          [_] Other ____________

[_] Quarterly         [_] Semiannually

No more than one investment will be processed per month.

If you are applying for the Telephone Redemption Privilege or Automatic Investment Plan, please attach your voided check on top of our sample below.


VOID
            JOHN DOE                                                000
            123 Main Street
            Anywhere, USA 12345

            ___________________________________________ $ [___________]

            ___________________________________________________________

            __________________                   ______________________


--------------------------------------------------------------------------------
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11. Bank of Record

Please attach a voided check in the space provided in Section 10.

Bank Name        [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
Address          [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
City             [_][_][_][_][_][_][_][_][_] State [_][_] Zip [_][_][_][_][_]
Bank ABA No.     [_][_][_][_][_][_][_][_][_][_][_][_][_]
Bank Account No. [_][_][_][_][_][_][_][_][_][_][_][_][_]
Account Name     [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]

Signature and Dealer Information
--------------------------------------------------------------------------------
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12. Signature and Taxpayer Certification
The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Application, and have received a current Prospectus for the Salomon Brothers Classes of the SB Convertible Fund in which I (we) am (are) investing. The undersigned acknowledges that the Telephone Exchange Privilege is automatic and that I (we) may bear the risk of loss in the event of fraudulent use of the Privilege. If I (we) do not want the Telephone Exchange Privilege, I (we) have so indicated on this Application.
Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:
Under the penalty of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service
(IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or; (c) the IRS has notified me that I am no longer subject to backup withholding.

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions -- You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement account (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct Taxpayer Identification Number.
[_] Exempt from Backup Withholding (i.e., exempt entity as described in
    Application Instructions)
[_] Nonresident alien [form W-8 attached] Country of Citizenship _______________ The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
Authorized signature _________________ Title _________________ Date ____________
Authorized signature _________________ Title _________________ Date ____________
--------------------------------------------------------------------------------
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13. For Dealer Use Only (Please print)
We hereby authorize Citigroup Global Markets Inc. to act as our agent in connection with transactions authorized by the Application and agree to notify Citigroup Global Markets Inc. of any purchases made under a Letter of Intent or Right of Accumulation. If this Application includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.
Dealer's Name [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
Main Office Address [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
Dealer Number [_][_][_][_][_][_] Branch # [_][_][_][_][_][_] Rep # [_][_][_][_]
Representative's Name [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
Branch Address [_][_][_][_][_][_][_][_][_][_] Telephone No. [_][_][_][_][_][_]
Authorized Signature of Dealer _________________________ Title [_][_][_][_][_]
If desired, I elect to have third party statements sent to the following address:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Customer Service
For customer service, including account information, transfers and Fund prices, you may call
                                1-800-446-1013
            between 9:00 a.m. and 5:00 p.m. Eastern Standard Time.

--------------------------------------------------------------------------------
Mailing Instructions

Mail your completed account application and check made OR  (for overnight and express mail delivery)
payable to SB Convertible Fund to:
SB Convertible Fund                                        SB Convertible Fund
c/o PFPC                                                   c/o PFPC
P.O. Box 9764                                              101 Sabin Street
Providence, RI 02940-9764                                  Pawtucket, RI 02860

                                                                         SBPROAPP 5/03

.. Employees of the manager and their immediate families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor ("Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
.. Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.
.. Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
.. Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
..  Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
.. Non-qualified retirement plans and other third party retirement or savings programs.

If you want to learn about additional waivers of Class A initial sales charges, contact your Financial Consultant or consult the SAI.

 SALOMON BROTHERS CLASS B SHARES

Class B deferred sales charge

The deferred sales charge decreases as the number of years since your purchase increases.

If you want to learn more about additional deferred sales charges and waivers of deferred sales charges, contact your Financial Consultant or consult the SAI.


You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. Broker/Dealers selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell.


                      CLASS B DEFERRED SALES CHARGE TABLE

                                              Deferred Sales Charge As A
                                                 Percentage of Dollar
       Year(s) Since Purchase Order            Amount Subject to Charge
       1st year                                           5%

       greater than 1 year and up to 2 years              4%

       greater than 2 years and up to 4 years             3%

       greater than 4 years and up to 5 years             2%

       greater than 5 years and up to 6 years             1%

       greater than 6 years                               0%


Calculation of Deferred Sales Charge. The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation. In addition, you do not pay a deferred sales charge on shares exchanged for shares of another fund, shares representing reinvested distributions and dividends or shares no longer subject to the deferred sales charge.


Shares are redeemed in this order:

..  Shares that represent appreciation
..  Shares representing reinvested distributions and dividends
.. Other shares that are not subject to the deferred sales charge .. Class B shares held longest

Deferred sales charges are not imposed at the time you exchange shares for shares of another fund.

Deferred sales charge waivers. The deferred sales charge for each share class will generally be waived in connection with:


.. Redemptions made following the death or disability (as defined in the Internal Revenue Code) of a shareholder.


                            SB Convertible Fund -         11

.. Redemptions effected pursuant to the fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the applicable minimum account size.
..  A tax-free return of an excess contribution to any retirement plan.
..  Exchanges.
.. Automatic cash withdrawals in amounts equal to or less than 12% annually or 2% monthly of initial account balances (see automatic withdrawal plan in the SAI).
..  Redemptions of shares in connection with mandatory post-retirement distributions from retirement plans or IRAs.
..  Redemption proceeds from other Salomon Brothers funds or Salomon Brothers
   Classes of any SB fund that are reinvested within 60 days of the redemption (see reinstatement privilege in the SAI).
..  Certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans.
.. Redemption of shares by participants in certain "wrap-fee" or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor or the manager.


Class B conversion. After eight years, Class B shares automatically convert into Class A shares as set forth in the chart below. This helps you because Class A shares generally have lower annual expenses. Your Class B shares will convert to Class A shares as follows:




   Shares issued at initial   Shares issued on         Shares issued upon
   purchase                   reinvestment of          exchange from another
                              distributions and        fund
                              dividends
   Eight years after the date In same proportion that  On the date the shares
   of purchase (for           the number of Class B    originally acquired would
   purposes of calculating    shares converting is to  have converted into Class
   the date of conversion,    total Class B shares you A shares
   all purchases are          own
   deemed made on the
   last business day of
   the month)


Money Market Funds. If you exchange shares from the Salomon Brothers Cash Management Fund or the Salomon Brothers New York Municipal Money Market Fund into the fund, the periods of time that your shares are held in the Salomon Brothers Cash Management Fund or the Salomon Brothers New York Municipal Money Market Fund are excluded for determining the holding period for conversion and calculation of the deferred sales charge.

 SALOMON BROTHERS CLASS 2 SHARES

You buy Class 2 shares at the offering price, which is the net asset value plus a sales charge of 1.00% (1.01% of the net amount invested). In addition, if you redeem your Class 2 shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you exchange shares from the Salomon Brothers Cash Management Fund or the Salomon Brothers New York Municipal Money Market Fund into the fund, the periods of time that your shares are held in the Salomon Brothers Cash Management Fund or the Salomon Brothers New York Municipal Money Market Fund are excluded for purposes of determining your holding period for the deferred sales charge. Broker/Dealers selling Class 2 shares receive a commission of up to 2.00% of the purchase price of the Class 2 shares they sell.

 SALOMON BROTHERS CLASS O SHARES

Class O shares of the fund are available for purchase only if you own Class O shares of any Salomon Brothers fund. There are no initial or deferred sales charges on these shares.


                            SB Convertible Fund -         12

 SALOMON BROTHERS CLASS Y SHARES

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $2.5 million initial investment requirement. The initial investment minimum may be waived for certain omnibus positions or group savings or retirement plans.

 BUYING SHARES AND EXCHANGING SHARES


 Buying shares    . Salomon Brothers Class A, B, 2 and Y shares of the fund may be initially
 by mail            purchased through PFPC Global Fund Services, Inc. ("PFPC" or the "transfer agent") by completing an Account Application and forwarding it to the transfer
 You may make       agent. Shares may also be purchased from selected dealers in accordance with
 subsequent         procedures established by the dealer.
 purchases by     . Subsequent investments may be made by mailing a check to the transfer agent,
 mail or, if you    along with the detachable stub from your Statement of Account (or a letter
 elect, by wire     providing the account number) or through a selected dealer. If an investor's purchase check is not collected, the purchase will be cancelled and the transfer agent will charge a $10 fee to the shareholder's account. Your redemption proceeds will not be sent to you until your purchase check clears, which may take up to 15 days.
                  . Write the transfer agent at the following address:
                                  SB Convertible Fund
                                  c/o PFPC
                                  P.O. Box 9764
                                  Providence, RI 02940-9764
-------------------------------------------------------------------------------------------------------
 Buying shares    Subsequent investments may also be made by wiring funds to the transfer agent.
 by wire          Prior notification by telephone is not required. You should instruct the wiring bank to transmit the specified amount in federal funds to:
                                  Boston Safe Deposit and Trust Company
                                  Boston, MA
                                  ABA No. 011-001-234
                                  Account #142743
                                  Attn: SB Convertible Fund
                                  Name of Account:
                                  Account # (as assigned):
                  To ensure prompt credit to their accounts, investors or their dealers should call
                  (800) 446-1013 with a reference number for the wire. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.
-------------------------------------------------------------------------------------------------------



                                                 Purchase is Effective
Payment wired in federal If order and federal funds or check is funds or check received  received by its agent before 4:00 p.m.,  On that day
                         Eastern time:
                         If order and federal funds or check is
                         received by its agent after the close of On the business day following
                         New York Stock Exchange:                 receipt

--------------------------------------------------------------------------------

 Automatic   You may authorize the transfer agent to automatically transfer funds on a periodic investment  basis (monthly, alternative months, quarterly) from a regular bank account or other
 plan        financial institution to buy shares of the fund. On or about the 10th of the month (or another date of your choosing) the fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In order to set up a plan, your bank must be a member of the Automated Clearing House.


                            SB Convertible Fund -         13

             . Amounts transferred must be at least $25 per transfer.
             . If you do not have sufficient funds in your bank account on a transfer date, the transfer agent may charge you a fee.

             For more information, contact your Financial Consultant.

--------------------------------------------------------------------------------------------------
 Exchange    You may exchange shares of the fund for shares of the same class of another
 privilege   Salomon Brothers fund or SB fund.

             . Your fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.
             . Shares are eligible for exchange commencing 30 days after purchase.
             . Generally, your Salomon Brothers Class A shares will not be subject to an initial sales charge at the time of the exchange.
             . If you exchange Class B shares of a Salomon Brothers fund, those shares will not be subject to a contingent deferred sales charge at the time of the exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. Any deferred sales charge and conversion period excludes the time the shares were held in the Salomon
               Brothers Cash Management Fund or the Salomon Brothers New York Municipal
               Money Market Fund.
             . Generally, if you exchange Class 2 shares of a Salomon Brothers fund, those shares will not be subject to an initial or deferred sales charge at the time of exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. Any deferred sales charges exclude the time the shares were held in the Salomon Brothers Cash
               Management Fund and the Salomon Brothers New York Municipal Money
               Market Fund.
             . You may exchange shares by telephone unless you have elected not to participate in telephone exchanges on your Account Application. Telephone exchanges are subject to the same limitations as telephone redemptions.
--------------------------------------------------------------------------------------------------
 Systematic  You may request that shares of any Salomon Brothers class of the fund be
 Exchange    exchanged monthly for shares of the same class of any other Salomon Brothers fund or SB fund. A predetermined dollar amount of at least $25 per exchange will then occur on or about the 15th of each month in accordance with the instruction provided in your Account Application or in the Systematic Investing Application.
--------------------------------------------------------------------------------------------------

 REDEEMING SHARES

You may redeem some or all of your shares by sending your redemption request   Redemptions by
in proper form to:                                                             mail

           PFPC Global Fund Services, Inc.
           c/o SB Convertible Fund                                             Generally, a properly
           P.O. Box 9764                                                       completed Redemption
           Providence, RI 02940-9764                                           Form with any required
                                                                               signature guarantee is all
The written request for redemption must be in good order. This means that you  that is required for a have provided the following information in order to be processed. Your request redemption. In some
will not be processed without this information.                                cases, however, other
                                                                               documents may be
.. Name of the fund                                                             necessary.
.. Account number


                            SB Convertible Fund -         14

.. Dollar amount or number of shares to redeem
.. Signature of each owner exactly as account is registered
.. Other documentation required by the transfer agent

To be in good order, your request must include a signature guarantee if:

.. The proceeds of the redemption exceed $50,000
.. The proceeds are not paid to the record owner(s) at the record address
.. The shareholder(s) had an address change in the past 45 days
.. The shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans, but not from a notary public.
-------------------------------------------------------------------------------------------------------------
You may redeem shares by fax only if a signature guarantee or other               Redemptions by
documentary evidence is not required. Redemption requests should be properly      fax
signed by all owners of the account and faxed to the transfer agent at (508) 871-
9503. If fax redemptions are not available for any reason, you may use the fund's redemption by mail procedure described above.
-------------------------------------------------------------------------------------------------------------
In all cases, your redemption price is the net asset value next determined after  Redemption
your request is received in good order. Redemption proceeds normally will be      payments
sent within seven days. However, if you recently purchased your shares by
check, you may not redeem until your original check clears, which may take up     Any request that your
to 15 days. Your redemption proceeds can be sent by check to your address of      redemption proceeds be
record or by wire transfer to a bank account designated on your application.      sent to a destination other
                                                                                  than your bank account
                                                                                  or address of record must
                                                                                  be in writing and must
                                                                                  include signature
                                                                                  guarantees
-------------------------------------------------------------------------------------------------------------
You may transmit your redemption request to selected dealers with which the       Redemptions
distributor has entered into sales agreements for the purchase of shares of the   through selected
fund. Redemption orders received by these dealers before the New York Stock       dealers
Exchange closes and transmitted to the transfer agent prior to the close of its business day are effective that day. It is the responsibility of the dealer to transmit orders on a timely basis to the transfer agent. The dealer may charge you a fee for executing your order.
-------------------------------------------------------------------------------------------------------------
You may redeem shares by wire in amounts of $500 or more if redemption by         Redemptions by
wire has been elected on your Account Application. A signature guarantee is not   wire
required on this type of redemption request. To elect this service after opening your account, call the transfer agent at (800) 446-1013 for more information. To redeem by wire, you may either:

.. Telephone the redemption request to the transfer agent at (800) 446-1013
.. Mail the request to the transfer agent at the address listed above

Proceeds of wire redemptions of $500 or more will be wired to the bank that is indicated on your Account Application. If you wish to wire redemptions to a different account, we must receive written instructions from you with a written guarantee. Checks for redemption proceeds of less than $500 will be mailed to your address of record. You should note that your bank may charge you a fee in connection with money by wire.



                            SB Convertible Fund -         15

You may redeem shares by telephone unless you have elected not to participate    Redemptions by
in telephone redemptions on your Account Application, and the proceeds must      telephone
be mailed to your address of record. In addition, you must be able to provide proper identification information. You may not redeem by telephone if your address has changed within the past 45 days or if your shares are in certificate Automatic cash
form. Telephone redemption requests may be made by calling the transfer agent    withdrawal plan
at (800) 446-1013 between 9:00 a.m. and 4:00 p.m., Eastern time, on any day the
New York Stock Exchange is open. If telephone redemptions are not available for any reason, you may use the fund's regular redemption procedure described above.

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify, you must own shares of the fund with a value of at least $10,000 for monthly withdrawals and $5,000 for quarterly withdrawals and each automatic redemption must be at least $25 if made monthly.
------------------------------------------------------------------------------------------------


 OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS


Small account      If your account falls below $500 ($250 in the case of an IRA or self-employed
balances           retirement plan) due to redemption of fund shares, the fund may ask you to bring your account up to the minimum requirement. If your account is still below $500 after 60 days, the fund may close your account and send you the redemption proceeds.

                   The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

                   For more information, contact your Financial Consultant or the transfer agent or consult the SAI.
-----------------------------------------------------------------------------------------------------------
Excessive exchange The manager may determine that a pattern of frequent exchanges is detrimental to
transactions       the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.
-----------------------------------------------------------------------------------------------------------
Shareholder        The fund does not issue share certificates unless a written request signed by all
certificates       registered owners is made to the transfer agent. If you hold share certificates, it will take longer to exchange or redeem shares.
-----------------------------------------------------------------------------------------------------------
Share price        You may buy, exchange or redeem fund shares at the net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.

                   The fund generally values its portfolio securities based on market prices or quotations. The fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value as determined in good fashion by the Board of Investors, generally based on recommendations provided by SBFM. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities.



                            SB Convertible Fund -         16

            International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund and the value of your shares could change on days when you cannot buy or redeem shares.

            In order to buy, redeem or exchange shares at that day's price, your order must be placed with the transfer agent before the New York Stock Exchange closes. If the
            Exchange closes early, you must place your order prior to the actual closing time.
            Otherwise, you will receive the next business day's price. Orders to exchange fund shares for shares of a Salomon Brothers money market fund must be received by
            12:00 noon, Eastern time.

            Members of the fund's selling group must transmit all orders to buy, exchange or redeem shares to the fund's transfer agent for Salomon Brothers classes before the agent's close of business.

            The fund has the right to:

            . Suspend the offering of shares.
            . Change or terminate shareholder programs.
            . Waive or change minimum and additional investment amounts.
            . Reject any purchase or exchange order.
            . Change, revoke or suspend the exchange privilege.
            . Suspend telephone transactions.
            . Suspend or postpone redemptions of shares on any day when trading on the
              New York Stock Exchange is restricted, or as otherwise permitted by the
              Securities and Exchange Commission.
----------------------------------------------------------------------------------------------
Redemptions The fund may make payment for fund shares wholly or in part by distributing
in kind     portfolio securities to the shareholders. The redeeming shareholder must pay transaction costs to sell these securities.





                            SB Convertible Fund -         17

 DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and distributions



Taxes


In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events.




The fund generally pays dividends, if any, monthly, and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be from both income and gain. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Financial Consultant, dealer representative or the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.


--------------------------------------------------------------------------------


In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.



Transaction                          Federal tax status
Redemption or exchange of shares     Usually capital gain or loss; long-term only if shares
                                     owned more than one year
Long-term capital gain distributions Long-term capital gain
Dividends                            Ordinary income



Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.


After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


                            SB Convertible Fund -         18

 FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the performance of the fund's Smith Barney Class B shares for the past 5 years. The fund's Salomon Brothers Class A, B and 2 shares commenced operations after end of the fund's fiscal year. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table for the five years ended July 31, 2003 is for the fund's Smith Barney Class B shares and has been audited by KPMG LLP, independent auditors. KPMG LLP's report, along with the fund's financial statements, is included in the annual report (available upon request).


 FOR A SMITH BARNEY CLASS B SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:

Class B Shares                                  2003(1)   2002(1)  2001(1) 2000(1)   1999(1)
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $ 12.69  $ 15.66   $15.45  $ 15.22  $ 16.89
---------------------------------------------------------------------------------------------
Income (loss) From Operations:
   Net investment income(2)                        0.62     0.51     0.70     0.61     0.61
   Net realized and unrealized gain (loss)(2)      2.61    (2.84)    0.14     0.21    (1.24)
---------------------------------------------------------------------------------------------
Total Income (loss) From Operations                3.23    (2.33)    0.84     0.82    (0.63)
---------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          (0.64)   (0.64)   (0.63)   (0.59)   (0.60)
   Net realized gains                                --       --       --       --    (0.44)
---------------------------------------------------------------------------------------------
Total Distributions                               (0.64)   (0.64)   (0.63)   (0.59)   (1.04)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $ 15.28  $ 12.69   $15.66  $ 15.45  $ 15.22
---------------------------------------------------------------------------------------------
Total Return                                      26.23%  (15.32)%   5.53%    5.59%   (3.61)%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $17,406  $ 8,545   $9,395  $13,216  $21,559
---------------------------------------------------------------------------------------------
Ratios To Average Net Assets:
   Expenses                                        1.89%    1.79%    1.81%    1.86%    1.76%
   Net investment income(2)                        4.65     3.50     4.59     4.10     3.98
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             133%     115%     177%     167%      27%
---------------------------------------------------------------------------------------------




(1) Per share amounts have been calculated using the monthly average shares method.


(2) Effective August 1, 2001, the fund adopted a change in the accounting method that requires the fund to amortize premium and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts for Smith Barney Class B shares would have been $0.52 for net investment income, $2.85 for net realized and unrealized loss, and 3.57% for the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.





                            SB Convertible Fund -         19

ADDITIONAL INFORMATION ABOUT THE FUND

SHAREHOLDER REPORTS

Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION

The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this Prospectus. The fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.


HOW TO OBTAIN ADDITIONAL INFORMATION
You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent at 1-800-446-1013, writing the fund at 125 Broad Street, New York, New York 10004 or calling your Financial Consultant.

You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the Public Reference Room may be obtained by calling the Commission at 1-212-942-8090. You can also obtain the same reports and information free from the EDGAR Database on the Commission's web site at http://www.sec.gov.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell their shares.

(Investment Company Act file no. 811-04254)

125 Broad Street
New York, New York 10004


SBPRO  11/03  SAM0439  11/03


1-800-SALOMON
WWW.SBAM.COM

                                  PROSPECTUS


                           SMITH BARNEY DIVERSIFIED
                             STRATEGIC INCOME FUND

      Class A, B, L and Y Shares
      November 28, 2003


      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                              [LOGO] Smith Barney
                                     Mutual Funds
                 Your Serious Money. Professionally Managed.(R)

  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE

Smith Barney
Diversified Strategic Income Fund

  Contents
               Investments, risks and performance...........  2

               More on the fund's investments...............  9

               Management................................... 10

               Choosing a class of shares to buy............ 12

               Comparing the fund's classes................. 13

               Sales charges................................ 14

               More about deferred sales charges............ 17

               Buying shares................................ 18

               Exchanging shares............................ 19

               Redeeming shares............................. 20

               Other things to know about share transactions 22

               Dividends, distributions and taxes........... 24

               Share price.................................. 25

               Financial highlights......................... 26
The fund is a separate series of Smith Barney Income Funds, a Massachusetts business trust.

                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective
The fund seeks high current income.

Principal investment strategies
Key investments The fund invests generally in a globally diverse portfolio of fixed income securities. Under normal circumstances, the fund invests primarily in bonds and related investments. The manager has broad discretion to allocate the fund's assets among the following segments of the global market for fixed income securities, with no specified minimum investment in any segment:

..  U.S. government obligations
..  Investment and non-investment grade U.S. and foreign corporate debt
..  Mortgage and asset backed securities
.. Investment and non-investment grade sovereign debt, including, without limit, issuers in emerging markets

Allocation The manager allocates and reallocates the fund's assets from time to time among the types of fixed income securities described above based on its analysis of economic and market conditions and the relative returns and risks then represented by each type.

Maturity The fund will invest primarily in intermediate-term securities. As a result, the effective duration of the fund's portfolio is normally expected to be between three and seven years.


Credit quality Up to 50% of the fund's assets may be invested in U.S. or foreign securities rated below investment grade by a recognized rating agency or, if unrated, of equivalent quality as determined by the manager. Below investment grade securities are commonly referred to as "junk bonds." The fund may invest up to 20% of its total assets in emerging market debt rated below investment grade.


Selection process
The manager uses a combination of quantitative models that seek to measure the relative risks and opportunities of each market segment based upon economic, market, political, currency and technical data and its own assessment of economic and market conditions in an effort to create an optimal risk/return allocation of the fund's assets among various segments of the fixed income market. After the manager makes its sector allocations, the manager uses traditional credit analysis to identify individual securities for the fund's portfolio.

Smith Barney Diversified Strategic Income Fund

Government and mortgage- and asset-backed securities In selecting government and mortgage- and asset-backed securities, the manager focuses on identifying undervalued sectors and securities. Specifically, the manager:


..  Emphasizes those sectors and maturities that seem to be most undervalued or appropriate based on the manager's economic and interest rate outlook
.. Monitors the yield spreads between U.S. Treasury and government agency or instrumentality securities and purchases agency and instrumentality securities when their additional yield justifies their additional risk

.. Uses research to uncover inefficient sectors of the government and mortgage- and asset-backed markets and adjusts portfolio positions to take advantage of new information

.. Measures the potential impact of supply/demand imbalances, changes in the relative yields for securities with different maturities, and changing prepayment patterns to identify individual securities that balance potential return and risk

Foreign government debt In selecting foreign government debt, the subadviser considers and compares the relative yields of various foreign government obligations. The subadviser diversifies this portion of the portfolio by spreading assets among countries and regions. The subadviser also may attempt to preserve the U.S. dollar value of securities by using currency derivatives to hedge foreign currency exposure. The subadviser looks for:

..  Economic and political conditions within the issuer's country
..  Overall and external debt levels and debt services ratios
..  Access to capital markets
..  Debt service payment history

U.S. and foreign corporate debt securities In selecting U.S. and foreign corporate debt securities, the manager considers and compares the relative yields of various types of obligations and employs a forward looking strategy seeking to identify companies that exhibit or demonstrate a potential for higher ratings over time. The manager considers the issuer's:

..  Financial condition
..  Sensitivity to economic conditions and trends
..  Operating history
..  Experience and track record of management

The manager also employs an active sell strategy to dispose of securities that have a rising risk of default due to material changes in management, operations, earnings, or other internal or external factors.

                                                      Smith Barney Mutual Funds

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

..  Interest rates increase, causing the prices of fixed income securities to decline, reducing the value of the fund's portfolio
.. Interest rates decline, the issuers of securities held by the fund may pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities. This is known as prepayment or call risk
.. Interest rates increase, slower than expected principal payments may extend the average life of fixed income securities held by the fund, locking in below market interest rates and reducing the value of these securities. This is known as extension risk
.. The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest, or the security's credit rating is downgraded. This risk is higher for below investment grade bonds, as described below

.. Adverse governmental action or political, economic or market instability affects a foreign country or region

..  An unhedged currency in which a security is priced declines in value relative to the U.S. dollar
.. The manager's or subadviser's judgment about the attractiveness, relative yield, value or potential appreciation of a particular security, or the proper allocation among types of investments, proves to be incorrect

Payments of principal and interest on mortgage pools issued by instrumentalities of the U.S. government are not guaranteed by the U.S. government. Although payments of principal and interest on mortgage pools issued by some U.S. agencies are guaranteed, this guarantee does not apply to losses resulting from declines in their market values.

Less developed foreign countries in which the fund may invest have less liquid and more volatile markets than in the U.S. In some of these countries, there is also less information available about issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.

Below investment grade bonds are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

Smith Barney Diversified Strategic Income Fund

Who may want to invest The fund may be an appropriate investment if you:

..  Are seeking to invest in fixed income securities for high current income

.. Are willing to accept the risks of mortgage- and asset-backed securities, foreign securities and below investment grade bonds


                                                      Smith Barney Mutual Funds

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund's Class B shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, L and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class B shares reflects the impact of taxes paid on the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


Risk return bar chart

                        Total Return for Class B Shares


                                    [CHART]



 1993     1994    1995   1996   1997   1998    1999    2000   2001   2002
------  -------  ------  -----  -----  -----  -------  -----  -----  -----
12.68%  (3.50)%  15.07%  9.93%  7.06%  5.30%  (0.73)%  2.23%  1.38%  3.90%

                   Calendar years ended December 31





Highest and Lowest Quarter Returns
(for periods shown in the bar chart)

Highest: 4.31% in 1st quarter 1993; Lowest: (2.13)% in 1st quarter 1994.


Year to date: 8.42% through 9/30/03.


Smith Barney Diversified Strategic Income Fund

                         Average Annual Total Returns
                    Calendar Years Ended December 31, 2002


                                                        Since   Inception
       Class B               1 year  5 years 10 years Inception   Date
       Return Before
       Taxes                 (0.52)%   2.25%  5.18%      6.46%  12/28/89
       Return After Taxes
       on Distributions/(1)/ (2.76)% (0.40)%  2.19%        N/A
       Return After Taxes
       on Distributions
       and Sale of Fund
       Shares/(1)/           (0.36)%   0.48%  2.65%        N/A
       Other Classes (Return Before Taxes Only)
       Class A               (0.38)%   1.96%  5.20%      5.21%   11/6/92
       Class L                 1.76%   2.21%    N/A      4.73%   3/19/93
       Class Y                 4.67%   3.34%    N/A      5.22%  10/10/95
       Lehman Index*          10.25%   7.55%  7.51%        N/A

/(1)/After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Class B shares only. After-tax returns for Class A, Class L and Class Y shares will vary.

* The Lehman Brothers Aggregate Bond Index (the "Lehman Index") is composed of the Government Credit Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. Index comparison begins on 12/31/92.


An index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an index.


                                                      Smith Barney Mutual Funds

Fee table
This table sets forth the fees and expenses you may pay if you invest in fund shares.

                               Shareholder fees


   (fees paid directly from your investment) Class A Class B Class L Class Y
    Maximum sales charge (load) imposed
    on purchases (as a % of offering price)   4.50%    None   1.00%    None
    Maximum deferred sales charge (load)
    (as a % of the lower of net asset value
    at purchase or redemption)                 None*  4.50%   1.00%    None

                        Annual fund operating expenses

   (expenses deducted from fund assets)      Class A Class B Class L Class Y
    Management fee                            0.65%   0.65%   0.65%   0.65%
    Distribution and service (12b-1) fee      0.25%   0.75%   0.70%    None
    Other expenses                            0.12%   0.11%   0.15%   0.02%
                                              -----   -----   -----   -----
    Total annual fund operating expenses      1.02%   1.51%   1.50%   0.67%

* You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

..  You invest $10,000 in the fund for the period shown
..  Your investment has a 5% return each year
.. You reinvest all distributions and dividends without a sales charge .. The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

                      Number of years you own your shares


                                           1 year 3 years 5 years 10 years
     Class A (with or without redemption)   $549   $760    $988    $1,642
     Class B (redemption at end of period)  $604   $777    $924    $1,669*
     Class B (no redemption)                $154   $477    $824    $1,669*
     Class L (redemption at end of period)  $351   $569    $910    $1,873
     Class L (no redemption)                $251   $569    $910    $1,873
     Class Y (with or without redemption)   $ 68   $214    $373    $  835

* Assumes conversion to Class A shares approximately eight years after purchase.

Smith Barney Diversified Strategic Income Fund

  More on the fund's investments

Derivative contracts The fund may, but need not, use derivative contracts, such as options on securities or currencies, forward foreign currency contracts, interest rate futures and options on interest rate futures:

.. To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates or currency exchange rates
..  As a substitute for buying or selling securities
..  As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on a fund's currency, securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Equity securities Although the fund invests primarily in fixed income securities, it may invest up to 20% of its assets in common stock and other equity-related securities, including convertible securities, preferred stock, warrants and rights. The portion of the fund's portfolio invested in corporate debt securities normally includes non-convertible preferred stocks.

Zero coupon bonds Fixed income securities in which the fund may invest include zero coupon bonds. These are bonds issued at a discount from face value because no interest payments are made until maturity. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.

Investments in corporate loans The fund may invest up to 15% of its total assets in corporate loans. The primary risk in an investment in corporate loans is that borrowers may be unable to meet their interest and/or principal payment obligations. The fund may acquire an interest in corporate loans by purchasing both participations in and assignments of portions of corporate loans from third parties. Corporate loans in which the fund may invest may be either collateralized or uncollateralized and senior or sub-

                                                      Smith Barney Mutual Funds
ordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans that hold a more senior position in the borrower's capital structure or are secured with collateral. The fund's policy limiting its investments in illiquid securities will be applicable to corporate loans, which are also subject to the risks generally associated with investments in illiquid securities.

Forward roll transactions The fund may engage in forward roll transactions, in which the fund sells a mortgage security, while simultaneously agreeing to repurchase a similar security from the same party at a fixed price. These transactions involve risks that the market value will decline below the repurchase price or that the other party will default.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Eurodollar or Yankee obligations The fund may invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks.

Investments in cash or money market instruments Up to 20% of the fund's total assets may be invested in cash and money market instruments at any time. This restriction excludes amounts held in cash or money market funds to pay for securities purchased.

Portfolio turnover The fund may experience a high portfolio turnover rate, resulting in greater expenses to the fund, including transaction costs, which may reduce the fund's performance. Active trading of securities may also increase taxable short-term capital gains or losses, which may affect the taxes paid by shareholders.

  Management

Manager The fund's investment adviser and administrator (the "manager") is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Citigroup Global Markets Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The fund's subadviser is Citigroup Asset Management Limited, which is located at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, United Kingdom. The subadviser is primarily responsible for management of the fund's foreign component. The

Smith Barney Diversified Strategic Income Fund manager, subadviser and CGM are subsidiaries of Citigroup Inc. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.


Roger Lavan, Peter J. Wilby, and Beth A. Semmel have been responsible for the day-to-day management for a portion of the fund's portfolio since July, 2002. Mr. Lavan, Mr. Wilby and Ms. Semmel are investment officers of the manager and managing directors of Salomon Brothers Asset Management Inc., an affiliate of SBFM.


David M. Zahn and Olivier Asselin have been responsible for a portion of the fund's portfolio since September, 2002. Mr. Zahn and Mr. Asselin are employees of the fund's investment subadviser, Citigroup Asset Management Limited, an affiliate of SBFM.


Mr. Zahn is a director of Citigroup Asset Management Limited and a vice president of CGM and Mr. Asselin is a managing director of Citigroup Asset Management Limited.



Management fee For its services, the manager received an advisory fee during the fund's last fiscal year equal to 0.45% of the fund's average daily net assets. In addition, the manager received a fee for its administrative services to the fund equal to 0.20% of the fund's average daily net assets.


Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into sub-transfer agency and services agreements with PFPC Global Fund Services and Primerica Shareholder Services to serve as the fund's sub-transfer agents (the "sub-transfer agents"). The sub-transfer agents perform certain shareholder record keeping and accounting services.

                                                      Smith Barney Mutual Funds

  Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

.. If you plan to invest regularly or in large amounts, buying Class A shares or if you meet the minimum investment requirement, Class Y shares may help you reduce sales charges and ongoing expenses.
.. For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
.. Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

..  A broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")
.. The fund, but only if you are investing through certain qualified plans or Service Agents

All classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                               Initial           Additional
                                     Classes A, B, L   Class Y   All Classes
   General                               $1,000      $15 million     $50
   IRAs, Self Employed Retirement
   Plans, Uniform Gifts or Transfers
   to Minor Accounts                      $250       $15 million     $50
   Qualified Retirement Plans*            $25        $15 million     $25
   Simple IRAs                             $1            n/a         $1
   Monthly Systematic Investment
   Plans                                  $25            n/a         $25
   Quarterly Systematic Investment
   Plans                                  $50            n/a         $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

Smith Barney Diversified Strategic Income Fund

  Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

                    Class A            Class B            Class L          Class Y
Key features   .Initial sales     .No initial sales  .Initial sales    .No initial or
                charge             charge             charge is         deferred sales
               .You may qual-     .Deferred sales     lower than        charge
                ify for reduc-     charge de-         Class A          .Must invest at
                tion or waiver     clines over       .Deferred sales    least $15 mil-
                of initial sales   time               charge for        lion
                charge            .Converts to        only 1 year      .Lower annual
               .Lower annual       Class A after 8   .Does not con-     expenses than
                expenses than      years              vert to Class A   the other
                Class B and       .Higher annual     .Higher annual     classes
                Class L            expenses than      expenses than
                                   Class A            Class A
---------------------------------------------------------------------------------------
Initial sales   Up to 4.50%;       None               1.00%             None
charge          reduced for
                large
                purchases and
                waived for
                certain
                investors. No
                charge for
                purchases of
                $500,000 or
                more
---------------------------------------------------------------------------------------
Deferred sales  1.00% on           Up to 4.50%        1.00% if you      None
charge          purchases of       charged when       redeem within
                $500,000 or        you redeem         1 year of
                more if you        shares. The        purchase
                redeem within      charge is
                1 year of          reduced over
                purchase           time and there
                                   is no deferred
                                   sales charge
                                   after 5 years
---------------------------------------------------------------------------------------
Annual          0.25% of           0.75% of           0.70% of          None
distribution    average daily      average daily      average daily
and service     net assets         net assets         net assets
fees
---------------------------------------------------------------------------------------
Exchange        Class A shares     Class B shares     Class L shares    Class Y shares
privilege*      of most Smith      of most Smith      of most Smith     of most Smith
                Barney funds       Barney funds       Barney funds      Barney funds
---------------------------------------------------------------------------------------

* Ask your Service Agent for the Smith Barney funds available for exchange.

                                                      Smith Barney Mutual Funds

  Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. A distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

                               Sales Charge Sales Charge Broker/Dealer
                                as a % of    as a % of     Commission
                                 offering    net amount     as % of
        Amount of purchase        price       invested   offering price
        Less than $25,000          4.50%        4.71%            4.05%
        $25,000 but less than
        $50,000                    4.00         4.17             3.60
        $50,000 but less than
        $100,000                   3.50         3.63             3.15
        $100,000 but less than
        $250,000                   2.50         2.56             2.25
        $250,000 but less than
        $500,000                   1.50         1.52             1.35
        $500,000 or more            -0-          -0-       up to 1.00*

* A distributor pays up to 1.00% to the Service Agent

Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

Smith Barney Diversified Strategic Income Fund

  Accumulation privilege - lets you combine the current value of Class A shares owned

 .  by you, or
 .  by members of your immediate family,

  and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

  Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

..  Employees of NASD members
..  Investors participating in a fee-based program sponsored by certain broker/dealers affiliated with Citigroup
.. Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B Shares
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

          Year after purchase    1st  2nd 3rd 4th 5th 6th through 8th
          Deferred sales charge 4.50% 4%  3%  2%  1%        0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell, except for sales exempt from the deferred sales charge. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

                                                      Smith Barney Mutual Funds

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued:             Shares issued:         Shares issued:
At initial                 On reinvestment of     Upon exchange from
purchase                   dividends and          another Smith Barney
                           distributions          fund
Eight years after the date In same proportion     On the date the shares
of purchase payment        as the number of       originally acquired
                           Class B shares         would have converted
                           converting is to total into Class A shares
                           Class B shares you
                           own (excluding
                           shares issued as a
                           dividend)

Class L shares (available through certain Service Agents)
You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith Barney funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2004.

Service Agents selling Class L shares receive a commission of up to 1.75% of the purchase price of the Class L shares they sell. Starting in the thirteenth month, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares held by their clients.

Class Y shares (available through certain Service Agents)
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

Smith Barney Diversified Strategic Income Fund

  More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

..  Shares exchanged for shares of another Smith Barney fund
..  Shares representing reinvested distributions and dividends
..  Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

..  On payments made through certain systematic withdrawal plans
..  On certain distributions from a retirement plan
..  For involuntary redemptions of small account balances
..  For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

                                                      Smith Barney Mutual Funds

  Buying shares

       Through a You should contact your Service Agent to open a bro Service Agent kerage account and make arrangements to buy shares.

                 If you do not provide the following information, your order will be rejected:

                 . Class of shares being bought
                 . Dollar amount or number of shares being bought

                 Your Service Agent may charge an annual account
                 maintenance fee.
-------------------------------------------------------------------------------
Through the fund Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                 . Write the fund at the following address:
                     Smith Barney Income Funds
                     Smith Barney Diversified Strategic Income Fund
                     (Specify class of shares)
                     c/o PFPC Global Fund Services
                     P.O. Box 9699
                     Providence, Rhode Island 02940-9699
                 . Enclose a check to pay for the shares. For initial
                   purchases, complete and send an account
                   application.
                 . For more information, please call Smith Barney
                   Shareholder Services at 1-800-451-2010.
-------------------------------------------------------------------------------
       Through a You may authorize a Service Agent or the applicable systematic sub-transfer agent to transfer funds automatically from investment plan (i) a regular bank account, (ii) cash held in a broker-
                 age account opened with a Service Agent or (iii) cer-tain money market funds, in order to buy shares on a regular basis.

                 . Amounts transferred should be at least: $25
                   monthly or $50 quarterly
                 . If you do not have sufficient funds in your ac-
                   count on a transfer date, your Service Agent or the applicable sub-transfer agent may charge you a fee

                 For more information, contact your Service Agent or the appli-cable sub-transfer agent or consult the SAI.

Smith Barney Diversified Strategic Income Fund

  Exchanging shares

 Smith Barney offers You should contact your Service Agent to exchange a distinctive family into other Smith Barney funds. Be sure to read the of funds tailored to prospectus of the Smith Barney fund into which you help meet the are exchanging. An exchange is a taxable transaction. varying needs of both large and . You may exchange shares only for shares of the
     small investors   same class of another Smith Barney fund. Not all
                       Smith Barney funds offer all classes.
                     . Not all Smith Barney funds may be offered in
                       your state of residence. Contact your Service
                       Agent or the transfer agent for further in-
                       formation.
                     . Exchanges of Class A, Class B and Class L shares
                       are subject to minimum investment requirements
                       (except for systematic investment plan ex-
                       changes) and all shares are subject to other re-
                       quirements of the fund into which exchanges are
                       made.
                     . If you hold share certificates, the applicable
                       sub-transfer agent must receive the certificates
                       endorsed for transfer or with signed stock powers
                       (documents transferring ownership of certifi-
                       cates) before the exchange is effective.
                     . The fund may suspend or terminate your ex-
                       change privilege if you engage in an excessive pat-
                       tern of exchanges.
-------------------------------------------------------------------------------
           Waiver of Your shares will not be subject to an initial sales charge additional sales at the time of the exchange.
             charges
                     Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you ex-change at any time into a fund with a lower charge, the sales charge will not be reduced.

                                                      Smith Barney Mutual Funds

       By telephone If you do not have a brokerage account with a Service
                    Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. For clients of a PFS Invest-ments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other share-holders should call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                    (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                    You can make telephone exchanges only between ac-counts that have identical registrations.
       ------------------------------------------------------------------
            By mail If you do not have a brokerage account, contact your
                    Service Agent or write to the applicable sub-transfer agent at the address on the following page.

  Redeeming shares

       Generally Contact your Service Agent to redeem shares of the fund.

                 If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the re-demption is effective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                 If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your ac-count and not reinvested without your specific in-struction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

Smith Barney Diversified Strategic Income Fund

     ----------------------------------------------------------------------
          By mail For accounts held directly at the fund, send written requests to the fund at either of the following addresses:

                  For clients of a PFS Investments Inc. Registered Repre-sentative, write Primerica Shareholder Services at the following address:

                      Primerica Shareholder Services
                      (Specify fund and class of shares)
                      P.O. Box 9662
                      Providence, RI 02940-9662

                  For all other investors, send your request to PFPC Global Fund Services at the following address:

                      Smith Barney Income Funds
                      Smith Barney Diversified Strategic Income Fund (Specify class of shares)
                      c/o PFPC Global Fund Services
                      P.O. Box 9699
                      Providence, Rhode Island 02940-9699

                  Your written request must provide the following:

                  . The name of the fund and account number
                  . The class of shares and the dollar amount or
                    number of shares to be redeemed
                  . Signatures of each owner exactly as the account is
                    registered
     ----------------------------------------------------------------------
     By telephone If you do not have a brokerage account with a Service
                  Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemp tions. If eligible, you may request redemptions by tele-phone on any day the New York Stock Exchange is open. For clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m.
                  (Eastern time). All other shareholders should call the Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Re-quests received after the close of regular trading on the Exchange are priced at the net asset value next de-termined.

                  Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer

                                                      Smith Barney Mutual Funds

                 (ACH) to a bank account designated on your author ization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. A sub-transfer agent may charge a fee on a wire or an electronic transfer
                 (ACH).
  Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                 To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan ac-counts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your auto-matic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 . Your shares must not be represented by
                   certificates
                 . All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

..  Name of the fund
..  Account number
..  Class of shares being bought, exchanged or redeemed
.. Dollar amount or number of shares being bought, exchanged or redeemed .. Signature of each owner exactly as the account is registered

The fund's sub-transfer agents will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information for the account, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent, nor the sub-transfer agents will bear any liability for such transactions.

Smith Barney Diversified Strategic Income Fund

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

..  Are redeeming over $50,000
..  Are sending signed share certificates or stock powers to the applicable sub-transfer agent
..  Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account
..  Changed your account registration
..  Want the check paid to someone other than the account owner(s)
.. Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

..  Suspend the offering of shares
..  Waive or change minimum and additional investment amounts
..  Reject any purchase or exchange order
..  Change, revoke or suspend the exchange privilege
..  Suspend telephone transactions
..  Suspend or postpone redemptions of shares on any day when trading on the New
   York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
.. Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amounts. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.

                                                      Smith Barney Mutual Funds

  Dividends, distributions and taxes

Dividends and Distributions The fund generally pays dividends monthly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the funds.

Transaction                          Federal tax status
Redemption or exchange of shares     Usually capital gain or loss; long-
                                     term only if shares owned more than
                                     one year
Long-term capital gain distributions Long-term capital gain
Dividends                            Ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares


Smith Barney Diversified Strategic Income Fund when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

  Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.


The fund generally values its portfolio securities based on market prices or quotations. The fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by SBFM. Fair valuation may also be used if material events occur after the close of the relevant market but prior to the close of the New York Stock Exchange. Fair value is determined in accordance with procedures approved by the fund's Board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value procedures to price the same securities.


International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the applicable sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes

                                                      Smith Barney Mutual Funds
early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the applicable sub-transfer agent before the applicable sub-transfer agent's close of business.

  Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The following tables have been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).

  For a Class A share of beneficial interest outstanding throughout each year ended July 31:


                                2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
---------------------------------------------------------------------------------
Net asset value, beginning of
 year                           $   6.32  $   6.74  $   7.19  $   7.46  $   7.96
---------------------------------------------------------------------------------
Income (loss) from
 operations:
  Net investment income             0.37      0.41      0.49      0.51      0.50
  Net realized and
   unrealized gain/(loss)           0.22     (0.39)    (0.37)    (0.27)    (0.46)
---------------------------------------------------------------------------------
Total income from operations        0.59      0.02      0.12      0.24      0.04
---------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (0.37)    (0.37)    (0.57)    (0.51)    (0.49)
  Net realized gain                   --        --        --        --     (0.01)
  Capital                          (0.02)    (0.07)       --        --     (0.04)
---------------------------------------------------------------------------------
Total distributions                (0.39)    (0.44)    (0.57)    (0.51)    (0.54)
---------------------------------------------------------------------------------
Net asset value, end of year    $   6.52  $   6.32  $   6.74  $   7.19  $   7.46
---------------------------------------------------------------------------------
Total return                        9.53%     0.32%     1.79%     3.35%     0.41%
---------------------------------------------------------------------------------
Net assets, end of year (000)'s $595,373  $612,665  $612,268  $535,525  $464,652
---------------------------------------------------------------------------------
Ratios to average net assets:
  Net investment income             5.64%     6.14%     7.01%     6.93%     6.38%
  Expenses                          1.02%     1.04      1.00      1.03      1.02
---------------------------------------------------------------------------------
Portfolio turnover rate              311%      211%      117%      110%      150%
---------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.

Smith Barney Diversified Strategic Income Fund

  For a Class B share of beneficial interest outstanding throughout each year ended July 31:


                                    2003/(1)/ 2002/(1)/  2001/(1)/ 2000/(1)/ 1999/(1)/
--------------------------------------------------------------------------------------
Net asset value, beginning of year  $   6.35  $   6.77   $   7.22   $ 7.48    $ 7.98
--------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income                 0.34      0.37       0.45     0.47      0.46
  Net realized and unrealized
   gain/(loss)                          0.22     (0.38)     (0.36)   (0.26)    (0.46)
--------------------------------------------------------------------------------------
Total income (loss) from operations     0.56     (0.01)      0.09     0.21      0.00
--------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                (0.34)    (0.34)     (0.54)   (0.47)    (0.46)
  Net realized gain                       --        --         --       --     (0.01)
  Capital                              (0.02)    (0.07)        --       --     (0.03)
--------------------------------------------------------------------------------------
Total distributions                    (0.36)    (0.41)     (0.54)   (0.47)    (0.50)
--------------------------------------------------------------------------------------
Net asset value, end of year        $   6.55  $   6.35   $   6.77   $ 7.22    $ 7.48
--------------------------------------------------------------------------------------
Total return                            8.90%    (0.22)%     1.27%    2.98%    (0.06)%
--------------------------------------------------------------------------------------
Net assets, end of year (000)'s     $435,139  $545,993   $790,351   $1,148    $1,849
--------------------------------------------------------------------------------------
Ratios to average net assets:
  Net investment income                 5.17%     5.71%      6.46%    6.46%     5.88%
  Expenses                              1.51      1.51       1.53     1.50      1.49
--------------------------------------------------------------------------------------
 Portfolio turnover rate                 311%      211%       117%     110%      150%
--------------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.

                                                      Smith Barney Mutual Funds

  For a Class L share of beneficial interest outstanding throughout each year ended July 31:


                                2003/(1)/ 2002/(1)/  2001/(1)/ 2000/(1)/ 1999/(1)/
----------------------------------------------------------------------------------
Net asset value, beginning of
 year                           $   6.34  $   6.76   $   7.21  $   7.48  $   7.97
----------------------------------------------------------------------------------
Income (loss) from
 operations:
 Net investment income              0.33      0.37       0.47      0.48      0.47
 Net realized and unrealized
  gain/(loss)                       0.22     (0.38)     (0.38)    (0.28)    (0.46)
----------------------------------------------------------------------------------
Total income (loss) from
 operations                         0.55     (0.01)      0.09      0.20      0.01
----------------------------------------------------------------------------------
Less distributions from:
 Net investment income             (0.34)    (0.34)     (0.54)    (0.47)    (0.46)
 Net realized gain                    --        --         --        --     (0.01)
 Capital                           (0.02)    (0.07)        --        --     (0.03)
----------------------------------------------------------------------------------
Total distributions                (0.36)    (0.41)     (0.54)    (0.47)    (0.50)
----------------------------------------------------------------------------------
Net asset value, end of year    $   6.53  $   6.34   $   6.76  $   7.21  $   7.48
----------------------------------------------------------------------------------
Total return                        8.84%    (0.16)%     1.27%     2.84%     0.08%
----------------------------------------------------------------------------------
Net assets, end of year (000)'s $142,647  $145,921   $153,302  $146,086  $183,740
----------------------------------------------------------------------------------
Ratios to average net assets:
 Net investment income              5.16%     5.68%      6.57%     6.50%     6.01%
 Expenses                           1.50      1.51       1.49      1.46      1.45
----------------------------------------------------------------------------------
Portfolio turnover rate              311%      211%       117%      110%      150%
----------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.

Smith Barney Diversified Strategic Income Fund

  For a Class Y share of beneficial interest outstanding throughout each year ended July 31:


                                2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
---------------------------------------------------------------------------------
Net asset value, beginning of
 year                           $   6.33  $   6.74  $   7.20  $   7.46  $   7.96
---------------------------------------------------------------------------------
Income (loss) from
 operations:
 Net investment income              0.39      0.43      0.51      0.53      0.53
 Net realized and unrealized
  gain/(loss)                       0.21     (0.38)    (0.37)    (0.26)    (0.47)
---------------------------------------------------------------------------------
Total income from operations        0.60      0.05      0.14      0.27      0.06
---------------------------------------------------------------------------------
Less distributions from:
 Net investment income             (0.39)    (0.39)    (0.60)    (0.53)    (0.51)
 Net realized gains                   --        --        --        --     (0.01)
 Capital                           (0.02)    (0.07)       --        --     (0.04)
---------------------------------------------------------------------------------
Total distributions                (0.41)    (0.46)    (0.60)    (0.53)    (0.56)
---------------------------------------------------------------------------------
Net asset value, end of year    $   6.52  $   6.33  $   6.74  $   7.20  $   7.46
---------------------------------------------------------------------------------
Total return                        9.71%     0.80%     2.00%     3.83%     0.72%
---------------------------------------------------------------------------------
Net assets, end of year (000)'s $127,327  $130,326  $146,140  $157,526  $162,674
---------------------------------------------------------------------------------
Ratio to average net assets:
 Net investment income              5.99%     6.50%     7.30%     7.28%     6.76%
 Expenses                           0.67      0.68      0.70      0.69      0.67
---------------------------------------------------------------------------------
Portfolio turnover rate              311%      211%      117%      110%      150%
---------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.

                                                      Smith Barney Mutual Funds

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)

Smith Barney Diversified Strategic Income Fund

An investment portfolio of Smith Barney Income Funds

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010 (or for clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445) or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act
file no. 811-04254)
FD

                                  PROSPECTUS



      -------------------------------------------------

                                 SMITH BARNEY
                             EXCHANGE RESERVE FUND

      -------------------------------------------------

      Class B and L Shares

      November 28, 2003




      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.


[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./r/

           ---------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE
           ---------------------------------------------------------

Smith Barney
Exchange Reserve Fund

  Contents


               Investments, risks and performance...........  2

               Management...................................  7

               Choosing a class of shares to buy............  8

               Comparing the fund's classes.................  9

               Sales charges................................ 10

               More about deferred sales charges............ 11

               Buying shares................................ 12

               Exchanging shares............................ 13

               Redeeming shares............................. 15

               Other things to know about share transactions 17

               Dividends, distributions and taxes........... 19

               Share price.................................. 20

               Financial highlights......................... 21

The fund is a separate series of Smith Barney Income Funds, a Massachusetts business trust.

You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective
The fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Principal investment strategies

Key investments The fund invests in high quality, U.S. dollar denominated short-term debt securities. These may include obligations issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers. The fund normally will invest at least 25% of its assets in obligations of domestic and foreign banks. The principal amount of each obligation must be either fully insured by the FDIC or the issuing bank must have more than $100 million of working capital or more than $1 billion of total assets.



The fund may invest in all types of money market securities, including commercial paper, certificates of deposit, time deposits, bankers' acceptances, asset-backed securities, repurchase agreements and other short-term debt securities. The fund limits foreign investments to issuers located in major industrialized countries.



Minimum credit quality. The fund invests in commercial paper and short-term obligations rated by at least one nationally recognized rating organization in the highest short-term rating category, or if unrated, of equivalent quality, and in other corporate obligations and municipal obligations rated in the two highest rating categories, or if unrated, of equivalent quality.


Maximum maturity. The fund invests exclusively in securities having remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.


Selection process In selecting investments for the fund, the manager looks for:


..  The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality
..  Issuers offering minimal credit risk
..  Maturities consistent with the manager's outlook for interest rates


Smith Barney Exchange Reserve Fund

All investments involve some degree of risk. However, the fund is a "money market fund" and, as such, seeks income by investing in short-term debt securities that meet strict standards established by the board of trustees based on special rules for money market funds adopted under federal law.


Principal risks of investing in the fund

Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund, or the fund could underperform other short-term debt instruments or money market funds if:


..  Interest rates rise sharply
..  An issuer or guarantor of the fund's securities defaults, or has its credit rating downgraded
.. The manager's judgment about the value or credit quality of a particular security proves to be incorrect

The fund invests at least 25% of its assets in obligations of domestic and foreign banks and, as a result, is more susceptible to events affecting the banking industry. The value of the fund's foreign bank securities may go down because of unfavorable government actions or political instability. Compared to U.S. banks, there may be less publicly available information about foreign banks. In addition, foreign banks are not subject to uniform accounting, auditing and financial reporting standards of U.S. banks. A decline in a foreign currency relative to the U.S. dollar may indirectly increase credit risk and default risk attributable to foreign bank obligations in which the fund invests.

Who may want to invest The fund may be an appropriate investment if you:

..  Are seeking current income
.. Are looking for an investment with lower risk than most other types of funds .. Are looking to allocate a portion of your assets to money market securities


                                                      Smith Barney Mutual Funds

Performance information


The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of the 90-day Treasury Bill Index. The bar chart and the information below show performance of the fund's Class B shares. Unlike the bar chart, the performance for Class B and L shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge
(load) applicable to the respective classes. The fund's past performance is not necessarily an indication of how the fund will perform in the future.



Risk return bar chart


                        Total Return for Class B Shares

                                     [CHART]

1993   1994   1995   1996   1997   1998   1999   2000   2001    2002
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
1.84%  3.05%  4.89%  4.37%  4.51%  4.41%  4.03%  5.21%  2.90%  0.56%

                        Calendar years ended December 31





Highest and Lowest Quarter Returns


(for periods shown in the bar chart)


Highest: 1.35% in 4th quarter 2000; Lowest: 0.11% in 4th quarter 2002.


Year to date: 0.10% through 9/30/03.



Smith Barney Exchange Reserve Fund

Average Annual Total Returns


                    Calendar Years Ended December 31, 2002



Class         1 year  5 years 10 years Since Inception Inception Date
  B           (4.44)%  3.23%    3.57%       4.48%          7/8/86
  L           (1.45)%  3.19%     n/a        3.71%         11/7/94
90-day T-bill  1.59%   4.11%    4.38%        n/a                *


* Index comparison begins on December 31, 1992.



                                     Class B Class L
7 day yield as of December 31, 2002:  0.25%   0.25%




                                                      Smith Barney Mutual Funds

Fee table
This table sets forth the fees and expenses you may pay if you invest in fund shares.

                               Shareholder fees


(fees paid directly from your investment)                   Class B     Class L
Maximum sales charge (load) imposed on purchases (as a %
of offering price)                                           None/(1)/   None/(1)/
Maximum deferred sales charge (load) (as a % of the lower
of net asset value at purchase or redemption)               4.50%/(2)/  1.00%/(2)/

                         Annual fund operating expenses

(expenses deducted from fund assets)                        Class B     Class L
Management fee                                              0.50%       0.50%
Distribution and service (12b-1) fees                       0.50%       0.50%
Other expenses                                              0.12%       0.13%
                                                            -----       -----
Total annual fund operating expenses/(3)/                   1.12%       1.13%


/(1)/Shares of the fund may be acquired by the general public only through the exchange of Class B or Class L shares of other Smith Barney mutual funds. Exchanges are made at net asset value, without a front-end sales charge. Shares of the fund may, however, be acquired directly through certain retirement programs. Class L shares of other Smith Barney mutual funds may be subject to initial sales charges of 1.00% or less.
/(2)/Class B or Class L shares of the fund acquired through exchanges with shares of other Smith Barney mutual funds are subject to the deferred sales charge, if any, applicable to the exchanged shares. This could be 5.00% or less for Class B shares and 1.00% or less for Class L shares.

/(3)/The Investment advisor waived a portion of its advisory fee for the year ended July 31, 2003. If such fees were not waived, the actual expense ratios would have been as follows:



                                     Expense Ratios
                                   Without Fee Waiver
                           --------------------------
                                          2003
                           --------------------------
                           Class B        1.17%
                           Class L        1.20


Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:
..  You invest $10,000 in the fund for the period shown
..  Your investment has a 5% return each year
..  You reinvest all distributions and dividends without a sales charge
.. The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same


Smith Barney Exchange Reserve Fund

                      Number of years you own your shares


                                           1 year 3 years 5 years 10 years
     Class B (redemption at end of period)  $564   $656    $717    $1,223
     Class B (no redemption)                $114   $356    $617    $1,223
     Class L (redemption at end of period)  $215   $359    $622    $1,375
     Class L (no redemption)                $115   $359    $622    $1,375


  Management


Manager The fund's investment adviser and administrator (the "manager") is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Citigroup Global Markets Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and CGM are subsidiaries of Citigroup Inc. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.



Management fee For its services, the manager receives an advisory fee equal to 0.30% of the fund's average daily net assets. In addition, the manager receives a fee for its administrative services to the fund equal to 0.20% of the fund's average daily net assets.


Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.


Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into sub-transfer agency and services agreements with PFPC Global Fund Services and Primerica Shareholder Services to serve as the fund's sub-transfer agents (the "sub-transfer agents"). The sub-transfer agents will perform certain functions including shareholder recordkeeping and accounting services.



                                                      Smith Barney Mutual Funds

  Choosing a class of shares to buy

You can buy shares of the fund only by exchanging Class B or Class L shares of other Smith Barney mutual funds (in limited circumstances, you also may be able to buy shares of the fund directly through an investment in a participating retirement plan). You should consult your Service Agent (defined below) for more information.

Class B and Class L shares have different sales charges and expenses. Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares of the Smith Barney Money Funds, Inc. -- Cash Portfolio ("Cash Portfolio"), and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

..  A broker-dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")
.. The fund, but only if you are investing through certain qualified plans or Service Agents

All classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the nature of your investment account. Whether you are exchanging into the fund or buying shares directly through a participating retirement plan, you must satisfy these minimums.


                                                         Initial Additional
     General                                             $1,000     $50
     IRAs, Self Employed Retirement Plans, Uniform Gifts
     or Transfers to Minor Accounts                       $250      $50
     Qualified Retirement Plans*                          $25       $25
     Simple IRAs                                           $1       $1
     Primerica Shareholder Services offers monthly
     Systematic Investment Plans                          $25       $25


* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

Smith Barney Exchange Reserve Fund

  Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.


                                   Class B                         Class L
Key features            .Available through exchange    .Available through exchange
                         only, except that certain      only, except that certain
                         qualified and non-qualified    qualified and non-qualified
                         retirement plans may make      retirement plans may make
                         direct purchases               direct purchases
                        .No initial sales charge       .No initial sales charge (but
                        .Deferred sales charge de-      may have been subject to
                         clines over time               initial sales charge for Class
                        .Converts to Class A shares of  L shares of fund from which
                         Cash Portfolio after 8 years   you are exchanging)
                                                       .Deferred sales charge for
                                                        only 1 year
                                                       .Does not convert to Class A
                                                        shares of Cash Portfolio
---------------------------------------------------------------------------------------
Initial sales            None                           None
charge
                                                        (but may have been subject
                                                        to initial sales charge for
                                                        Class L shares of fund from
                                                        which you are exchanging)
---------------------------------------------------------------------------------------
Deferred                 Up to 4.50% charged when       1% if you redeem within
sales charge             you redeem shares. The         1 year of purchase
                         charge is reduced over time
                         and there is no deferred
                         sales charge after 5 years
---------------------------------------------------------------------------------------
Annual distribution and  0.50% of average daily net     0.50% of average daily net
service fees             assets                         assets
---------------------------------------------------------------------------------------
Exchange Privilege*      Class B shares of most Smith   Class L shares of most Smith
                         Barney funds                   Barney funds
---------------------------------------------------------------------------------------

* Ask your Service Agent for the Smith Barney funds available for exchange.


                                                      Smith Barney Mutual Funds

  Sales charges

Class B shares
Class B shares only may be purchased directly by certain qualified and non-qualified retirement plans. You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

          Year after purchase    1st  2nd 3rd 4th 5th 6th through 8th
          Deferred sales charge 4.50% 4%  3%  2%  1%        0%


Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents may also receive a service fee at an annual rate equal to 0.10% of the average daily net assets represented by the Class B shares serviced by them.


Class B conversion After 8 years, Class B shares automatically convert into Class A shares of Cash Portfolio. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares of Cash Portfolio as follows:

Shares issued:             Shares issued:       Shares issued:
At initial                 On reinvestment of   Upon exchange from
purchase                   dividends and        another Smith Barney
                           distributions        fund
Eight years after the date In same proportion   On the date the
of purchase payment        as the number of     shares
                           Class B shares       originally
                           converting is to     acquired would
                           total Class B shares have converted
                           you own              into Class A
                           (excluding shares    shares of Cash
                           issued as            Portfolio
                           dividends)

Class L shares (available through certain Service Agents)

Class L shares only may be purchased directly by certain qualified and non-qualified retirement plans. You buy Class L shares of the fund without paying an initial sales charge. However, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%.

You may buy Class L shares of other Smith Barney mutual funds (from which you may exchange into the fund) at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested).



Smith Barney Exchange Reserve Fund

  More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

..  Shares exchanged for shares of another Smith Barney fund
..  Shares representing reinvested distributions and dividends
..  Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares that were acquired by exchange from another Smith Barney fund subject to a deferred sales charge, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

..  On payments made through certain systematic withdrawal plans
..  On certain distributions from a retirement plan
..  For involuntary redemptions of small account balances
..  For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

                                                      Smith Barney Mutual Funds

  Buying shares

Available only by Generally, you may buy shares of the fund only by ex-exchanging shares changing Class B or Class L shares of another Smith
                  Barney mutual fund, except that:

                  .Class B and Class L shares may be purchased di-
                    rectly by certain qualified and non-qualified retirement plans

                  You should contact your Service Agent to exchange
                  into the fund from other Smith Barney funds.
--------------------------------------------------------------------------------
 Through the fund Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to
                  buy shares directly from the fund.

                  .Write the fund at the following address:
                      Smith Barney Income Funds
                      Smith Barney Exchange Reserve Fund
                      Class B or Class L (please specify)
                      c/o PFPC Global Fund Services
                      P.O. Box 9699
                      Providence, RI 02940-9699
                  .Enclose a check to pay for the shares. For initial
                    purchases, complete and send an account applica-tion.
                  .For more information, please call Smith Barney
                    Shareholder Services at 1-800-451-2010.

                  For more information, contact your Service Agent or the trans-fer agent or consult the SAI.


Smith Barney Exchange Reserve Fund

  Exchanging shares


 Smith Barney offers You should contact your Service Agent to exchange a distinctive family into other Smith Barney funds. Be sure to read the of funds tailored to prospectus of the Smith Barney fund into which you help meet the are exchanging. An exchange is a taxable transaction. varying needs of both large and .You may exchange shares only for shares of the
     small investors   same class of another Smith Barney fund. Not all
                       Smith Barney funds offer all classes.
                     .Not all Smith Barney funds may be offered in
                       your state of residence. Contact your Service
                       Agent or the transfer agent for further in-
                       formation.
                     .Exchanges of Class B and Class L shares are sub-
                       ject to minimum investment requirements and all
                       shares are subject to the other requirements of
                       the fund into which exchanges are made.
                     .If you hold share certificates, the applicable sub-
                       transfer agent must receive the certificates en-
                       dorsed for transfer or with signed stock powers
                       (documents transferring ownership of certifi-
                       cates) before the exchange is effective.
                     .The fund may suspend or terminate your ex-
                       change privilege if you engage in an excessive pat-
                       tern of exchanges.
-------------------------------------------------------------------------------
           Waiver of Your shares will not be subject to an initial sales charge additional sales at the time of the exchange.
             charges
                     Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you ex-change at any time into a fund with a lower charge, the sales charge will not be reduced.

                                                      Smith Barney Mutual Funds

       By telephone If you do not have a brokerage account with a Service
                    Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. For clients of a PFS Invest-ments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other share-holders should call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                    (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                    You can make telephone exchanges only between ac-counts that have identical registrations.
       ------------------------------------------------------------------
            By mail If you do not have a brokerage account, contact your
                    Service Agent or write to the applicable sub-transfer agent at the address on the following page.


Smith Barney Exchange Reserve Fund

  Redeeming shares


       Generally Contact your Service Agent to redeem shares of the fund.

                 If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the re-demption is effective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                 If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your ac-count and not reinvested without your specific in-struction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
       -----------------------------------------------------------------
         By mail For accounts held directly at the fund, send written requests to the fund at the applicable addresses:

                 For clients of a PFS Investments Inc. Registered Repre-sentative, write Primerica Shareholder Services at the following address:

                     Primerica Shareholder Services
                     (Specify fund and class of shares)
                     P.O. Box 9662
                     Providence, RI 02940-9662

                 For all other investors, send your request to PFPC Global Fund Services at the following address:

                     Smith Barney Income Funds
                     Smith Barney Exchange Reserve Fund
                     Class B or Class L (please specify)
                     c/o PFPC Global Fund Services
                     P.O. Box 9699
                     Providence, RI 02940-9699



                                                      Smith Barney Mutual Funds

                    Your written request must provide the following:

                    .The name of the fund and account number
                    .The class of shares and the dollar amount or
                      number of shares to be redeemed
                    .Signatures of each owner exactly as the account is
                      registered
   --------------------------------------------------------------------------
       By telephone If you do not have a brokerage account with a Service
                    Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone re-demptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. For clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m.
                    (Eastern time). All other shareholders should call
                    Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Re-quests received after the close of regular trading on the Exchange are priced at the net asset value next de-termined.

                    Your redemption proceeds can be sent by check to
                    your address of record or by wire or electronic transfer
                    (ACH) to a bank account designated on your author-ization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. A sub-transfer agent may charge a fee on a wire or an electronic transfer
                    (ACH).
   --------------------------------------------------------------------------
     Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                    To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan ac-counts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your auto-matic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.


Smith Barney Exchange Reserve Fund

              The following conditions apply:

              .Your shares must not be represented by certifi-
                cates
              .All dividends and distributions must be reinvested

               For more information, contact your Service Agent or consult the SAI.

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

..  Name of the fund
..  Account number
..  Class of shares being bought, exchanged or redeemed
.. Dollar amount or number of shares being bought, exchanged or redeemed .. Signature of each owner exactly as the account is registered


The fund's sub-transfer agents will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent nor the sub-transfer agents will bear any liability for such transactions.


Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

..  Are redeeming over $50,000
..  Are sending signed share certificates or stock powers to the applicable sub-transfer agent
..  Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account
..  Changed your account registration
..  Want the check paid to someone other than the account owner(s)
.. Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

                                                      Smith Barney Mutual Funds

The fund has the right to:

..  Suspend the offering of shares
..  Waive or change minimum and additional investment amounts
..  Reject any purchase or exchange order
..  Change, revoke or suspend the exchange privilege
..  Suspend telephone transactions
..  Suspend or postpone redemptions of shares on any day when trading on the New
   York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
.. Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.




Smith Barney Exchange Reserve Fund

  Dividends, distributions and taxes


Dividends and Distributions The fund generally declares a dividend of substantially all of its net investment income on each day the New York Stock Exchange is open. The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Dividends and capital gain distributions are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.



Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the funds.



Transaction                          Federal tax status
Redemption or exchange of shares     Usually no gain or loss; loss may
                                     result to the extent of any
                                     deferred sales charge
Long-term capital gain distributions Long-term capital gain
Dividends                            Ordinary income



Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. The fund anticipates that it will normally not earn or distribute any long-term capital gains.




After the end of each year, the fund will provide you with information about the distributions and dividends you received during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of your distributions and dividends. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

                                                      Smith Barney Mutual Funds

  Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund systematically amortizes over the remaining life of a security the difference between the principal amount due at maturity and the original cost of the security to the fund.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the applicable sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.


Service Agents must transmit all orders to buy, exchange or redeem shares to the applicable sub-transfer agent before the applicable sub-transfer agent's close of business.



Smith Barney Exchange Reserve Fund

  Financial highlights


The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The following tables have been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).


  For a Class B share of beneficial interest outstanding throughout each year ended July 31:


                                   2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
------------------------------------------------------------------------------------
Net asset value, beginning of year $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
------------------------------------------------------------------------------------
 Net investment income/(2)/          0.003     0.010     0.044     0.046     0.040
 Dividends from net investment
  income                            (0.003)   (0.010)   (0.044)   (0.046)   (0.040)
------------------------------------------------------------------------------------
Net asset value, end of year       $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
------------------------------------------------------------------------------------
Total return/(3)/                     0.30%     1.04%     4.50%     4.72%     4.05%
------------------------------------------------------------------------------------
Net assets, end of year (millions) $   128   $   164   $    91   $    95   $   120
------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses/(2)/                        1.12%     1.19%     1.25%     1.25%     1.18%
 Net investment income                0.31      1.03      4.37      4.59      3.98
------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) The Investment adviser waived a portion of its advisory fee for the year ended July 31, 2003. If such fees were not waived, the per share decreases to net investment income and the actual expense ratios would have been as follows:



                       Per Share Decreases to   Expense Ratios
                       Net Investment Income  Without Fee Waiver
               -------------------------------------------------
                                2003                 2003
               -------------------------------------------------
               Class B        $0.0004                1.17%
               Class L         0.0008                1.20



(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.



                                                      Smith Barney Mutual Funds

  For a Class L* share of beneficial interest outstanding throughout each year ended July 31:



                                      2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
---------------------------------------------------------------------------------------
Net asset value, beginning of year    $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
---------------------------------------------------------------------------------------
 Net investment income/(2)/             0.003     0.010     0.044     0.046     0.040
 Dividends from net investment income  (0.003)   (0.010)   (0.044)   (0.046)   (0.040)
---------------------------------------------------------------------------------------
Net asset value, end of year          $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
---------------------------------------------------------------------------------------
Total return/(3)/                        0.29%     1.02%     4.47%     4.68%     4.04%
---------------------------------------------------------------------------------------
Net assets, end of year (millions)    $    91   $    78   $    41   $    29   $    27
---------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses/(2)/                           1.13%     1.22%     1.27%     1.26%     1.21%
 Net investment income                   0.28      0.98      4.22      4.59      3.95
---------------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.

(2) The Investment adviser waived a portion of its advisory fee for the year ended July 31, 2003. If such fees were not waived, the per share decreases to net investment income and the actual expense ratios would have been as follows:



                       Per Share Decreases to   Expense Ratios
                       Net Investment Income  Without Fee Waiver
               -------------------------------------------------
                                2003                 2003
               -------------------------------------------------
               Class B        $0.0004                1.17%
               Class L         0.0008                1.20



(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.


* On June 12, 1998 Class C shares were renamed Class L shares.


Smith Barney Exchange Reserve Fund

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/r/

Smith Barney
Exchange Reserve
Fund
An investment portfolio of Smith Barney Income Funds


Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.


Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010 (or for clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445), or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.


(Investment Company Act
file no. 811-04254)

FD     11/03

                                   PROSPECTUS

                                  SMITH BARNEY
                                HIGH INCOME FUND

Class A, B, L, and Y Shares
November 28, 2003

The Securities and Exchange Commission has not approved or disapproved the fund's shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                        [SMITH BARNEY MUTUAL FUNDS LOGO]

   INVESTMENT PRODUCTS: NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

SMITH BARNEY HIGH INCOME FUND

                                    CONTENTS

Investments, risks and performance.........................................    2

More on the fund's investments.............................................    7

Management.................................................................    9

Choosing a class of shares to buy..........................................   10

Comparing the fund's classes...............................................   11

Sales charges..............................................................   12

More about deferred sales charges..........................................   15

Buying shares..............................................................   16

Exchanging shares..........................................................   17

Redeeming shares...........................................................   19

Other things to know about share transactions..............................   21

Dividends, distributions and taxes.........................................   23

Share price................................................................   24

Financial highlights.......................................................   25

The fund is a separate series of Smith Barney Income Funds, a Massachusetts business trust.

1                                                      Smith Barney Mutual Funds

     INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE

The fund seeks high current income.

PRINCIPAL INVESTMENT STRATEGIES

KEY INVESTMENTS Under normal market conditions, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in high yield corporate bonds, debentures and notes. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally and internationally recognized rating agencies, or, if unrated, of similar credit quality. The fund will not, however, invest more than 10% of its assets in securities rated lower than B by both Moody's Investors Service, Inc. and the Standard & Poor's Division of The McGraw-Hill Companies, Inc.

The fund may invest in fixed income securities denominated either in U.S. dollars or foreign currencies, and may invest up to 40% of its assets in fixed income securities issued by foreign companies, including those in developing countries. The fund's investments may be of any maturity, but under normal conditions, the fund expects to maintain an average weighted maturity of between five and 10 years. The fund may invest in zero coupon bonds, which trade at a discount from face value because no interest is paid until maturity.

SELECTION PROCESS The manager attempts to minimize the risk of any individual security by diversifying the fund's investments across a range of issues, industries and maturity dates. In selecting high yield corporate fixed income securities, the manager considers and compares the relative yields of various types of obligations and employs a forward looking strategy seeking to identify companies that exhibit favorable earnings prospects or demonstrate a potential for higher ratings over time. The manager looks for:

- Well-known companies with credit ratings within the upper- and middle-rated tiers of the high-yield debt market

- "Fallen angels" or companies that are repositioning in the marketplace which the manager believes are temporarily undervalued

- Younger companies with smaller capitalizations that have exhibited improving financial strength or improving credit ratings over time

Smith Barney High Income Fund                                                  2

The manager also employs an active sell strategy to dispose of securities that have a rising risk of default due to material changes in management, operations, earnings, or other internal or external factors.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

- The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest, or the security's credit rating is downgraded. This risk is greater for high income bonds than for bonds of higher credit quality

- Interest rates increase, causing the prices of fixed income securities to decline, reducing the value of the fund's portfolio

- Foreign investments lose their value because of an increase in market interest rates in one or more regions, adverse governmental action or political, economic or market instability in a foreign country or region

- An unhedged currency in which a security is priced declines in value relative to the U.S. dollar

- The manager's judgment about the attractiveness, relative yield, value or potential appreciation of a particular security proves to be incorrect

Below investment grade fixed income securities, which are commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments. In addition, zero coupon bonds may be subject to greater fluctuations in market value than securities that pay interest periodically.

Some foreign countries in which the fund invests have less liquid and more volatile markets than in the U.S. In some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

3                                                      Smith Barney Mutual Funds

WHO MAY WANT TO INVEST The fund may be an appropriate investment if you:

-  Are seeking to invest in fixed income securities for high current income

- Are willing to accept the credit and interest rate risks of high yield securities

PERFORMANCE INFORMATION

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund's Class B shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, L, and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the impact of taxes on the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

                          TOTAL RETURN: CLASS B SHARES

[RISK RETURN BAR CHART]

1993                           19.04
1994                           -5.04
1995                           17.53
1996                           12.37
1997                           12.47
1998                           -0.33
1999                            2.34
2000                           -9.46
2001                           -5.24
2002                           -3.99

                        CALENDAR YEARS ENDED DECEMBER 31

HIGHEST AND LOWEST QUARTER RETURNS

(for periods shown in the bar chart)
Highest: 7.60% in 1st quarter 1993; Lowest: (7.20)% in 3rd quarter 2001. Year to date: 20.12% through 9/30/03.

Smith Barney High Income Fund                                                  4

                          AVERAGE ANNUAL TOTAL RETURNS
                         (FOR PERIODS ENDED 12/31/2002)

                                                             SINCE     INCEPTION
                             1 YEAR   5 YEARS   10 YEARS   INCEPTION      DATE
CLASS B                                                                 9/2/86
Return Before Taxes           (7.89%)   (3.54%)     3.50%       5.30%
Return After Taxes
on Distributions(1)          (11.58%)   (7.21%)    (0.30%)       n/a
Return After Taxes
on Distributions and
Sale of Fund Shares(1)        (4.86%)   (4.32%)     1.09%        n/a
OTHER CLASSES
(Return before taxes only)
CLASS A                       (7.95%)   (3.84%)     3.54%       3.76%   11/6/92
CLASS L                       (5.69%)   (3.54%)      n/a        2.55%   8/24/94
CLASS Y                       (3.21%)   (2.58%)      n/a        1.34%   2/5/96
Citigroup High Yield          (5.92%)   (1.19%)     5.10%        n/a      (2)
Market 7-10 Year Index

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Class B shares only. After-tax returns for Class A, Class L, and Class Y shares will vary.
(2) The Citigroup High Yield Market 7-10 Year Index is an unmanaged broad-based index of high yield bonds with a remaining maturity of at least seven years, but less than 10 years.

It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

5                                                      Smith Barney Mutual Funds

FEE TABLE
This table sets forth the fees and expenses you may pay if you invest in fund shares.
                                SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM YOUR INVESTMENT)  CLASS A   CLASS B   CLASS L   CLASS Y

Maximum sales charge (load) imposed on
purchases (as a % of offering price)          4.50%     None      1.00%     None
Maximum deferred sales charge (load) (as
a % of the lower of net asset value at
purchase or redemption)                       None*     4.50%     1.00%     None

                         ANNUAL FUND OPERATING EXPENSES

(EXPENSES DEDUCTED FROM FUND ASSETS)  CLASS A   CLASS B   CLASS L   CLASS Y

Management fee                           0.70%     0.70%     0.70%     0.70%
Distribution and service (12b-1) fee     0.25%     0.75%     0.70%     None
Other expenses                           0.12%     0.12%     0.10%     0.03%
                                      -------   -------   -------   -------
Total annual fund operating expenses     1.07%     1.57%     1.50%     0.73%
                                      =======   =======   =======   =======

*You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

- You invest $10,000 in the fund for the period shown

- Your investment has a 5% return each year

- You reinvest all distributions and dividends without a sales charge

- The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

                       NUMBER OF YEARS YOU OWN YOUR SHARES

                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS

Class A (with or without redemption)    $   554   $   775   $ 1,014   $  1,697
Class B (redemption at end of period)   $   610   $   796   $   955   $  1,733*
Class B (no redemption)                 $   160   $   496   $   855   $  1,733*
Class L (redemption at end of period)   $   351   $   569   $   910   $  1,873
Class L (no redemption)                 $   251   $   569   $   910   $  1,873
Class Y (with or without redemption)    $    75   $   233   $   406   $    906

*assumes conversion to Class A shares approximately eight years after purchase

Smith Barney High Income Fund                                                  6

     MORE ON THE FUND'S INVESTMENTS

DERIVATIVE CONTRACTS The fund may, but need not, use derivative contracts, such as options on securities or currencies, forward foreign currency contracts, interest rate futures and options on interest rate futures:

- To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates

- As a substitute for buying or selling securities

- As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on a fund's currency, securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

EQUITY SECURITIES The fund may invest up to 20% of its assets in common stock or other equity securities. In selecting equity securities for the fund's portfolio, the manager considers both quantitative and qualitative factors, including potential for growth and dividend yield.

INVESTMENTS IN CORPORATE LOANS The fund may invest up to 15% of its total assets in corporate loans. The primary risk in an investment in corporate loans is that borrowers may be unable to meet their interest and/or principal payment obligations. The fund may acquire an interest in corporate loans by purchasing both participations in and assignments of portions of corporate loans from third parties. Corporate loans in which the fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans that hold a more senior position in the borrower's capital structure or that are secured with collateral. The fund's policy limiting its illiquid securities will be applicable to corporate loans, which are also subject to the risks generally associated with investments in illiquid securities.

7                                                      Smith Barney Mutual Funds

CONVERTIBLE SECURITIES The fund may invest in fixed income securities that are convertible into shares of common stock of their issuer. These securities share investment characteristics of both fixed income and equity securities. The value of a convertible security tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates, compared with fixed income securities that are not convertible.

DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Smith Barney High Income Fund                                                  8

     MANAGEMENT

MANAGER The fund's investment adviser and administrator (the "manager") is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Citigroup Global Markets Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and CGM are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

Peter J. Wilby and Beth A. Semmel have been responsible for the day-to-day management of the fund's portfolio since July 2002. Mr. Wilby and Ms. Semmel are investment officers of the manager and managing directors of Salomon Brothers Asset Management Inc., an affiliate of SBFM.

MANAGEMENT FEE For the fiscal year ended July 31, 2003, the manager received an advisory fee and an administrative fee equal to 0.50% and 0.20%, respectively, of the fund's average daily net assets.

DISTRIBUTION PLAN The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and service agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder recordkeeping and accounting services.

9                                                      Smith Barney Mutual Funds

     CHOOSING A CLASS OF SHARES TO BUY

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

- If you plan to invest regularly or in large amounts, buying Class A shares, or if you meet the minimum investment requirement, Class Y shares may help you reduce sales charges and ongoing expenses.

- For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.

- Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

- A broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")

- The fund, but only if you are investing through certain qualified plans or Service Agents

All Classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                INITIAL              ADDITIONAL
                                         CLASSES
                                         A, B, L        CLASS Y      ALL CLASSES

General                               $      1,000   $ 15 million   $        50
IRAs, Self Employed Retirement
Plans, Uniform Gifts or Transfers
to Minor Accounts                     $        250   $ 15 million   $        50
Qualified Retirement Plans*           $         25   $ 15 million   $        25
Simple IRAs                           $          1            n/a   $         1
Monthly Systematic Investment Plans   $         25            n/a   $        25
Quarterly Systematic Investment
Plans                                 $         50            n/a   $        50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans

Smith Barney High Income Fund                                                 10

   COMPARING THE FUND'S CLASSES

Your Service Agent can help you decide which class meets your goals. The Service Agent receives different compensation depending upon which class you choose.

                               CLASS A                CLASS B                CLASS L                CLASS Y
KEY FEATURES            - Initial sales        - No initial sales     - Initial sales        - No initial or
                          charge                 charge                 charge is lower        deferred sales
                        - You may qualify      - Deferred sales         than Class A           charge
                          for reduction or       charge declines      - Deferred sales       - Must invest at
                          waiver of initial      over time              charge for only 1      least $15 million
                          sales charge         - Converts to Class      year                 - Lower annual
                        - Lower annual           A after 8 years      - Does not convert       expenses than the
                          expenses than        - Higher annual          to Class A             other classes
                          Class B and Class      expenses than        - Higher annual
                          L                      Class A                expenses than
                                                                        Class A
----------------------------------------------------------------------------------------------------------------
INITIAL SALES CHARGE      Up to 4.50%;           None                   1.00%                  None
                          reduced for large
                          purchases and
                          waived for
                          certain
                          investors. No
                          charge for
                          purchases of
                          $500,000 or more
----------------------------------------------------------------------------------------------------------------
DEFERRED SALES CHARGE     1.00% on               Up to 4.50%            1.00% if you           None
                          purchases of           charged when you       redeem within 1
                          $500,000 or more       redeem shares.         year of purchase
                          if you redeem          The charge is
                          within 1 year of       reduced over time
                          purchase               and there is no
                                                 deferred sales
                                                 charge after 5
                                                 years
----------------------------------------------------------------------------------------------------------------
ANNUAL DISTRIBUTION       0.25% of average       0.75% of average       0.70% of average       None
AND SERVICE FEES          daily net assets       daily net assets       daily net assets
----------------------------------------------------------------------------------------------------------------
EXCHANGE PRIVILEGE*       Class A shares of      Class B shares of      Class L shares of      Class Y shares of
                          most Smith Barney      most Smith Barney      most Smith Barney      most Smith Barney
                          funds                  funds                  funds                  funds
----------------------------------------------------------------------------------------------------------------

<F1>
*Ask your Service Agent for the Smith Barney funds available for exchange.

11                                                     Smith Barney Mutual Funds

     SALES CHARGES

CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

                                 SALES CHARGE   SALES CHARGE   BROKER/DEALER
                                  AS A % OF      AS A % OF       COMMISSION
                                   OFFERING      NET AMOUNT       AS % OF
      AMOUNT OF PURCHASE            PRICE         INVESTED     OFFERING PRICE

Less than $25,000                        4.50           4.71             4.05
$25,000 but less than $50,000            4.00           4.17             3.60
$50,000 but less than $100,000           3.50           3.63             3.15
$100,000 but less than $250,000          2.50           2.56             2.25
$250,000 but less than $500,000          1.50           1.52             1.35
$500,000 or more                         0.00           0.00      up to 1.00*


* The distributor pays up to 1.00% to the Service Agent.

INVESTMENTS OF $500,000 OR MORE You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

Accumulation privilege - lets you combine the current value of Class A shares owned

- by you, or

- by members of your immediate family,

Smith Barney High Income Fund                                                 12
     and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

     Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:

- Employees of NASD members

- Investors participating in a fee-based program sponsored by certain broker/dealers affiliated with Citigroup

- Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

CLASS B SHARES

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

YEAR AFTER PURCHASE      1ST    2ND   3RD   4TH   5TH   6TH THROUGH 8TH

Deferred sales charge   4.50%     4%    3%    2%    1%                0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

13                                                     Smith Barney Mutual Funds

CLASS B CONVERSION After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

                       Shares issued:                Shares issued:
Shares issued:         On reinvestment of dividends  Upon exchange from another
At initial purchase    and distributions             Smith Barney fund

Eight years after the  In same proportion as the     On the date the shares
date of purchase       number of Class B shares      originally acquired would
payment                convert ing is to total       have converted into Class A
                       Class B shares you own        shares
                       (excluding shares issued as
                       a dividend)

CLASS L SHARES

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith Barney Mutual Funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2004.

Service Agents selling Class L shares receive a commission of up to 1.75% of the purchase price of the Class L shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares held by their clients.

CLASS Y SHARES

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

Smith Barney High Income Fund                                                 14

     MORE ABOUT DEFERRED SALES CHARGES

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

-  Shares exchanged for shares of another Smith Barney fund

-  Shares representing reinvested distributions and dividends

-  Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

-  On payments made through certain systematic withdrawal plans

-  On certain distributions from a retirement plan

-  For involuntary redemptions of small account balances

-  For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

15                                                     Smith Barney Mutual Funds

     BUYING SHARES

           Through a   You should contact your Service Agent to open a brokerage
       Service Agent   account and make arrangements to buy shares.
                       If you do not provide the following information, your
                       order will be rejected:
                       - Class of shares being bought
                       - Dollar amount or number of shares being bought
                       Your Service Agent may charge an annual account
                       maintenance fee.
--------------------------------------------------------------------------------
         Through the   Qualified retirement plans and certain other investors
                fund   who are clients of certain Service Agents are eligible to
                       buy shares directly from the fund.
                       - Write the fund at the following address:
                           SMITH BARNEY INCOME FUNDS
                           SMITH BARNEY HIGH INCOME FUND
                           (SPECIFY CLASS OF SHARES)
                           C/O PFPC GLOBAL FUND SERVICES
                           P.O. BOX 9699
                           PROVIDENCE, RHODE ISLAND 02940-9699
                       - Enclose a check to pay for the shares. For initial
                         purchases, complete and send an account application.
                       - For more information, please call Smith Barney
                         Shareholder Services at 1-800-451-2010.
--------------------------------------------------------------------------------
           Through a   You may authorize your Service Agent or the sub- transfer
          systematic   agent to transfer funds automatically from (i) a regular
     investment plan   bank account, (ii) cash held in a brokerage account
                       opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.
                       - Amounts transferred should be at least: $25 monthly or
                         $50 quarterly
                       - If you do not have sufficient funds in your account on
                         a transfer date, your Service Agent or the sub-transfer agent may charge you a fee
                       For more information, contact your Service Agent or the sub-transfer agent or consult the SAI.

Smith Barney High Income Fund                                                 16

     EXCHANGING SHARES

 Smith Barney offers   You should contact your Service Agent to exchange into
       a distinctive   other Smith Barney funds. Be sure to read the prospectus
     family of funds   of the Smith Barney fund into which you are exchanging.
    tailored to help   An exchange is a taxable transaction.
    meet the varying
       needs of both   - You may exchange shares only for shares of the same
     large and small     class of another Smith Barney fund. Not all Smith
           investors     Barney funds offer all classes.
                       - Not all Smith Barney funds may be offered in your state
                          of residence. Contact your Service Agent or the
                         transfer agent for further information.
                       - Exchanges of Class A, Class B, and Class L shares are
                         subject to minimum investment requirements (except for
                         systematic investment plan exchanges), and all shares
                         are subject to the other requirements of the fund into
                         which exchanges are made.
                       - If you hold share certificates, the sub-transfer agent
                         must receive the certificates endorsed for transfer or
                         with signed stock powers (documents transferring
                         ownership of certificates) before the exchange is
                         effective.
                       - The fund may suspend or terminate your exchange
                         privilege if you engage in an excessive pattern of
                         exchanges.
--------------------------------------------------------------------------------
           Waiver of   Your shares will not be subject to an initial sales
          additional   charge at the time of the exchange.
       sales charges
                       Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

17                                                     Smith Barney Mutual Funds

                       By telephone If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. Call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                       (Eastern time)

                       You can make telephone exchanges only between accounts that have identical registrations.
--------------------------------------------------------------------------------
                       By mail If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

Smith Barney High Income Fund                                                 18

     REDEEMING SHARES

           Generally   Contact your Service Agent to redeem shares of the fund.

                       If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                       If the shares are held by a fiduciary or corporation, other documents may be required.

                       Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                       If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction.
                       In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
--------------------------------------------------------------------------------
             By mail For accounts held directly at the fund, send written requests to the fund at the following address:
                            SMITH BARNEY INCOME FUNDS
                            SMITH BARNEY HIGH INCOME FUND
                            (SPECIFY CLASS OF SHARES)
                            C/O PFPC GLOBAL FUND SERVICES
                            P.O. BOX 9699
                            PROVIDENCE, RHODE ISLAND 02940-9699

                       Your written request must provide the following:
                       - The name of the fund and account number
                       - The class of shares and the dollar amount or number of
                         shares to be redeemed
                       - Signatures of each owner exactly as the account is
                         registered

19                                                     Smith Barney Mutual Funds

        By telephone   If you do not have a brokerage account with a Service
                       Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New
                       York Stock Exchange is open. Call Smith Barney
                       Shareholder Services at 1-800-451-2010 between 9:00 a.m.
                       and 4:00 p.m. (Eastern time).

                       Your redemption proceeds can be sent by check to your
                       address of record or by wire or electronic transfer (ACH)
                       to a bank account designated on your authorization form.
                       You must submit a new authorization form to change the
                       bank account designated to receive wire or electronic
                       transfers and you may be asked to provide certain other
                       documents. The sub-transfer agent may charge a fee on a
                       wire or electronic transfer (ACH).
--------------------------------------------------------------------------------
           Automatic   You can arrange for the automatic redemption of a portion
                cash   of your shares on a monthly or quarterly basis. To
          withdrawal   qualify you must own shares of the fund with a value of
               plans   at least $10,000 ($5,000 for retirement plan accounts)
                       and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the your shares are subject if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

                       The following conditions apply:
                       - Your shares must not be represented by certificates
                       - All dividends and distributions must be reinvested

                       For more information, contact your Service Agent or consult the SAI.

Smith Barney High Income Fund                                                 20

     OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

-  Name of the fund

-  Account number

-  Class of shares being bought, exchanged or redeemed

-  Dollar amount or number of shares being bought, exchanged or redeemed

-  Signature of each owner exactly as the account is registered

The fund's sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information for the account, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.

SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:

-  Are redeeming over $50,000

- Are sending signed share certificates or stock powers to the sub-transfer agent

- Instruct the sub-transfer agent to mail the check to an address different from the one on your account

-  Changed your account registration

-  Want the check paid to someone other than the account owner(s)

- Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

-  Suspend the offering of shares

-  Waive or change minimum and additional investment amounts

-  Reject any purchase or exchange order

-  Change, revoke or suspend the exchange privilege

-  Suspend telephone transactions

21                                                     Smith Barney Mutual Funds

- Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission

- Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amounts. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemptions of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

EXCESSIVE EXCHANGE TRANSACTIONS The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.

Smith Barney High Income Fund                                                 22

     DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS The fund generally pays dividends, if any, monthly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income and gain. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

TAXES In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

       TRANSACTION                       FEDERAL TAX STATUS

Redemption or exchange of shares   Usually capital gain or loss;
                                   long-term only if shares owned
                                   more than one year
Long-term capital gain             Long-term capital gain
 distributions
Dividends                          Ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

23                                                     Smith Barney Mutual Funds

     SHARE PRICE

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.

The fund generally values its portfolio securities based on market prices or quotations. The fund's currency conversions are done when the London Stock Exchange closes. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by SBFM. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.

Smith Barney High Income Fund                                                 24

     FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).

             FOR A CLASS A SHARE OF BENEFICIAL INTEREST OUTSTANDING
                      THROUGHOUT EACH YEAR ENDED JULY 31:

                                2003(1)      2002(1)      2001(1)      2000(1)      1999(1)
--------------------------------------------------------------------------------------------
Net asset value, beginning
 of year                      $     5.97   $     7.52   $     9.43   $    10.30   $    11.74
--------------------------------------------------------------------------------------------
Income (loss) from
 operations:
   Net investment income(2)         0.62         0.72         0.96         1.04         1.00
   Net realized and
    unrealized gain
    (loss)(2)                       0.69        (1.50)       (1.88)       (0.95)       (1.44)
--------------------------------------------------------------------------------------------
Total income (loss) from
 operations                         1.31        (0.78)       (0.92)        0.09        (0.44)
--------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income           (0.61)       (0.69)       (0.99)       (0.96)       (0.99)
   Capital                         (0.05)       (0.08)       (0.00)*         --        (0.01)
--------------------------------------------------------------------------------------------
Total distributions                (0.66)       (0.77)       (0.99)       (0.96)       (1.00)
--------------------------------------------------------------------------------------------
Net asset value, end of
 year                         $     6.62   $     5.97   $     7.52   $     9.43   $    10.30
--------------------------------------------------------------------------------------------
Total return                       23.23%      (11.21)%     (10.33)%       0.93%       (3.65)%
--------------------------------------------------------------------------------------------
Net assets, end of year
 (000)'s                      $  420,603   $  318,788   $  384,411   $  412,333   $  493,725
--------------------------------------------------------------------------------------------
Ratios to average net
 assets:
   Expenses                         1.07%        1.08%        1.06%        1.08%        1.05%
   Net investment income(2)         9.76        10.31        11.30        10.43         9.24
--------------------------------------------------------------------------------------------
Portfolio turnover rate               53%          83%          82%        65%            96%
--------------------------------------------------------------------------------------------

<F1>
(1) Per share amounts have been calculated using the monthly average shares method.
<F2>
(2) Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.72, $1.50 and 10.43% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
<F3>
*    Amount represents less than $0.01 per share.

25                                                     Smith Barney Mutual Funds

             FOR A CLASS B SHARE OF BENEFICIAL INTEREST OUTSTANDING
                       THROUGHOUT EACH YEAR ENDED JULY 31:

                                2003(1)      2002(1)      2001(1)      2000(1)      1999(1)
--------------------------------------------------------------------------------------------
Net asset value, beginning
 of year                      $     5.99   $     7.53   $     9.44   $    10.31   $    11.75
--------------------------------------------------------------------------------------------
Income (loss) from
 operations:
   Net investment income(2)         0.59         0.68         0.91         0.98         0.95
   Net realized and
    unrealized gain
    (loss)(2)                       0.68        (1.49)       (1.88)       (0.94)       (1.44)
--------------------------------------------------------------------------------------------
Total income (loss) from
 operations                         1.27        (0.81)       (0.97)        0.04        (0.49)
--------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income           (0.57)       (0.65)       (0.94)       (0.91)       (0.94)
   Capital                         (0.05)       (0.08)       (0.00)*         --        (0.01)
--------------------------------------------------------------------------------------------
Total distributions                (0.62)       (0.73)       (0.94)       (0.91)       (0.95)
--------------------------------------------------------------------------------------------
Net asset value, end of
 year                         $     6.64   $     5.99   $     7.53   $     9.44   $    10.31
--------------------------------------------------------------------------------------------
Total return                       22.45%      (11.53)%     (10.82)%       0.40%       (4.15)%
--------------------------------------------------------------------------------------------
Net assets, end of year
 (000)'s                      $  392,229   $  330,362   $  462,757   $  614,996   $  817,382
--------------------------------------------------------------------------------------------
Ratios to average net
 assets:
   Expenses                         1.57%        1.57%        1.56%        1.57%        1.55%
   Net investment income(2)         9.31         9.82        10.78         9.87         8.75
--------------------------------------------------------------------------------------------
Portfolio turnover rate               53%          83%          82%          65%          96%
--------------------------------------------------------------------------------------------

<F1>
(1) Per share amounts have been calculated using the monthly average shares method.
<F2>
(2) Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.69, $1.50 and 9.94% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
<F3>
*    Amount represents less than $0.01 per share.

Smith Barney High Income Fund                                                 26

                   FOR A CLASS L SHARE OF BENEFICIAL INTEREST
                 OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:

                                2003(1)      2002(1)      2001(1)      2000(1)     1999(1)
--------------------------------------------------------------------------------------------
Net asset value, beginning
 of year                      $     6.00   $     7.54   $     9.46   $    10.32   $    11.76
--------------------------------------------------------------------------------------------
Income (loss) from
 operations:
   Net investment income(2)         0.59         0.69         0.91         0.99         0.96
   Net realized and
    unrealized gain
    (loss)(2)                       0.69        (1.49)       (1.88)       (0.94)       (1.45)
--------------------------------------------------------------------------------------------
Total income (loss) from
 operations                         1.28        (0.80)       (0.97)        0.05        (0.49)
--------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income           (0.58)       (0.66)       (0.95)       (0.91)       (0.94)
   Capital                         (0.05)       (0.08)       (0.00)*         --        (0.01)
--------------------------------------------------------------------------------------------
Total distributions                (0.63)       (0.74)       (0.95)       (0.91)       (0.95)
--------------------------------------------------------------------------------------------
Net asset value, end of
 year                         $     6.65   $     6.00   $     7.54   $     9.46   $    10.32
--------------------------------------------------------------------------------------------
Total return                       22.55%      (11.43)%     (10.83)%       0.57%       (4.08)%
--------------------------------------------------------------------------------------------
Net assets, end of year
 (000)'s                      $  217,246   $  145,900   $  166,482   $  122,367   $  142,477
--------------------------------------------------------------------------------------------
Ratios to average net
 assets:
   Expenses                         1.50%        1.51%        1.49%        1.51%        1.48%
   Net investment income(2)         9.31         9.88        10.88         9.96         8.84
--------------------------------------------------------------------------------------------
Portfolio turnover rate               53%          83%          82%          65%          96%
--------------------------------------------------------------------------------------------

<F1>
(1) Per share amounts have been calculated using the monthly average shares method.
<F2>
(2) Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.69, $1.49 and 10.00% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
<F3>
*    Amount represents less than $0.01 per share.

27                                                     Smith Barney Mutual Funds

             FOR A CLASS Y SHARE OF BENEFICIAL INTEREST OUTSTANDING
                       THROUGHOUT EACH YEAR ENDED JULY 31:

                                2003(1)      2002(1)      2001(1)      2000(1)     1999(1)
--------------------------------------------------------------------------------------------
Net asset value, beginning
 of year                      $     6.00   $     7.55   $     9.46   $    10.33   $    11.77
--------------------------------------------------------------------------------------------
Income (loss) from
 operations:
   Net investment income(2)         0.65         0.74         1.02         1.09         1.02
   Net realized and
    unrealized gain
    (loss)(2)                       0.68        (1.50)       (1.92)       (0.97)       (1.42)
--------------------------------------------------------------------------------------------
Total income (loss) from
 operations                         1.33        (0.76)       (0.90)        0.12        (0.40)
--------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income           (0.63)       (0.71)       (1.01)       (0.99)       (1.03)
   Capital                         (0.05)       (0.08)       (0.00)*         --        (0.01)
--------------------------------------------------------------------------------------------
Total distributions                (0.68)       (0.79)       (1.01)       (0.99)       (1.04)
--------------------------------------------------------------------------------------------
Net assets value, end of
 year                         $     6.65   $     6.00   $     7.55   $     9.46   $    10.33
--------------------------------------------------------------------------------------------
Total return                       23.58%      (10.84)%      (9.99)%       1.29%       (3.33)%
--------------------------------------------------------------------------------------------
Net assets, end of year
 (000)'s                      $  158,720   $  125,800   $  158,563   $  246,376   $  211,693
--------------------------------------------------------------------------------------------
Ratios to average net
 assets:
   Expenses                         0.73%        0.74%        0.72%        0.71%        0.72%
   Net investment income(2)        10.14        10.66        11.63        10.87         9.52
--------------------------------------------------------------------------------------------
Portfolio turnover rate               53%          83%          82%          65%          96%
--------------------------------------------------------------------------------------------

<F1>
(1) Per share amounts have been calculated using the monthly average shares method.
<F2>
(2) Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.75, $1.51 and 10.77% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
<F3>
*    Amount represents less than $0.01 per share.

Smith Barney High Income Fund                                                 28

[SALOMON SMITH BARNEY LOGO]

SMITH BARNEY HIGH INCOME FUND

An investment portfolio of Smith Barney Income Funds

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

STATEMENT OF ADDITIONAL INFORMATION The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.(R) is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act
file no. 811-04254)
FD0220 11/03

                                   PROSPECTUS

                                  SMITH BARNEY
                                    MUNICIPAL
                                HIGH INCOME FUND

Class A, B, L and Y Shares
November 28, 2003

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

                        [SMITH BARNEY MUTUAL FUNDS LOGO]

   INVESTMENT PRODUCTS: NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

SMITH BARNEY
MUNICIPAL HIGH INCOME FUND

CONTENTS

Investments, risks and performance...............................    2

More on the fund's investments...................................    7

Management.......................................................    8

Choosing a class of shares to buy................................    9

Comparing the fund's classes.....................................   10

Sales charges....................................................   11

More about deferred sales charges................................   14

Buying shares....................................................   15

Exchanging shares................................................   16

Redeeming shares.................................................   18

Other things to know about share transactions....................   20

Dividends, distributions and taxes...............................   22

Share price......................................................   24

Financial highlights.............................................   25

The fund is a separate series of Smith Barney Income Funds, a Massachusetts business trust.

1                                                      Smith Barney Mutual Funds

     INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE

The fund seeks to maximize current income exempt from federal income taxes.

PRINCIPAL INVESTMENT STRATEGIES

KEY INVESTMENTS Under normal market conditions, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in intermediate-term and long-term municipal securities rated medium investment grade, low investment grade or below investment grade by a nationally recognized statistical rating organization, or if unrated, of comparable quality. Municipal securities include bonds and leases issued by any of the 50 states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income taxes (but may be subject to federal alternative minimum taxes). Intermediate-term and long-term municipal securities have remaining maturities at the time of purchase of from three to more than thirty years. Investment grade bonds are those rated in any of the four highest long-term rating categories, or if unrated, of comparable quality. The fund may invest up to 50% of its assets in obligations rated below investment grade, or if unrated, of comparable quality. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories by a nationally recognized statistical rating organization, or if unrated, of similar credit quality.

SELECTION PROCESS The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager:

- Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

- Measures the potential impact of supply/demand imbalances for obligations of different states, the yields available for securities with different maturities and a security's maturity in light of the outlook for interest rates to identify individual securities that balance potential return and risk

- May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

- Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

Smith Barney Municipal High Income Fund                                        2

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

-  Interest rates rise, causing the value of the fund's portfolio to decline

- The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security's credit rating is downgraded. This risk is higher for below investment grade bonds, as described below

-  Municipal securities fall out of favor with investors

- Interest rates rise above the coupon rate on one or more bonds held by the fund, extending the effective maturity date and causing increased price sensitivity. This is known as "extension risk"

- Issuers of bonds held by the fund exercise call options, forcing the fund to reinvest the proceeds in lower yielding securities. This is known as "prepayment risk"

-  Unfavorable legislation affects the tax-exempt status of municipal securities

- The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

Below investment grade fixed income securities, which are commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

It is possible that some of the fund's income distributions may be, and distributions of the fund's gains generally will be, subject to federal taxation. The fund may realize gains subject to regular federal income taxation on the sale of its securities or on transactions in derivatives. Distributions of the fund's income may be subject to the federal alternative minimum tax. In addition, distributions of the fund's income and gains will generally be subject to state and local personal income taxes and state and local corporate income and franchise taxes.

WHO MAY WANT TO INVEST The fund may be an appropriate investment if you:

- Are a taxpayer in a high federal tax bracket seeking income exempt from regular federal taxation

- Currently have exposure to other asset classes and are seeking to broaden your investment portfolio

- Are willing to accept the risks of below investment grade municipal securities

3                                                      Smith Barney Mutual Funds

PERFORMANCE INFORMATION

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund's Class B shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, L, and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes and the impact of taxes paid on the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

                         TOTAL RETURN FOR CLASS B SHARES

[RISK RETURN BAR CHART IN PRINTABLE GRAPHIC]

93                       11.78
94                       -6.49
95                       15.82
96                        3.85
97                        9.12
98                        4.96
99                       -5.40
00                        5.61
01                        3.40
02                        3.39

                        CALENDAR YEARS ENDED DECEMBER 31

HIGHEST AND LOWEST QUARTER RETURNS
(FOR PERIODS SHOWN IN THE BAR CHART)

Highest: 6.49% in 1st quarter 1995; Lowest: (5.66)% in 1st quarter 1994. Year to date: 2.12% through 9/30/03.

Smith Barney Municipal High Income Fund                                        4

                          AVERAGE ANNUAL TOTAL RETURNS
                         (FOR PERIODS ENDED 12/31/2002)

                                                             SINCE    INCEPTION
                           1 YEAR    5 YEARS    10 YEARS   INCEPTION    DATE

CLASS B                                                                9/16/85
Return Before Taxes          (1.00%)     2.16%       4.40%      6.56%
Return After Taxes           (1.00%)     2.02%       4.27%       N/A
on Distributions(1)
Return After Taxes            1.71%      2.75%       4.58%       N/A
on Distributions and
Sale of Fund Shares(1)
OTHER CLASSES
(Return Before Taxes Only)
CLASS A                      (0.31%)     1.99%       4.50%      4.68%  11/6/92
CLASS L                       1.24%      2.03%        n/a       5.15%  11/17/94
CLASS Y                        n/a        n/a         n/a        n/a     (2)
Lehman Index(3)               9.60%      6.06%       6.71%       n/a     (3)

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Class B shares only. After-tax returns for Class A, Class L, and Class Y shares will vary.
(2)  No Class Y shares were outstanding on December 31, 2002.
(3) The Lehman Brothers Municipal Bond Index is a broad-based index of the municipal bond market with maturities of at least one year. Index comparison begins on December 31, 1992.

It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

5                                                      Smith Barney Mutual Funds

FEE TABLE
This table sets forth the fees and expenses you may pay if you invest in fund shares.

                                SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM YOUR INVESTMENT)   CLASS A  CLASS B  CLASS L   CLASS Y

Maximum sales charge (load) imposed on
purchases (as a % of offering price)           4.00%    None     1.00%     None

Maximum deferred sales charge (load) (as
a % of the lower of net asset value at
purchase or redemption)                        None*    4.50%    1.00%     None

                         ANNUAL FUND OPERATING EXPENSES

(EXPENSES DEDUCTED FROM FUND ASSETS)      CLASS A  CLASS B  CLASS L  CLASS Y**

Management fee                               0.60%    0.60%    0.60%    0.60%
Distribution and service (12b-1)
 fees                                        0.15%    0.65%    0.70%    None
Other expenses                               0.10%    0.10%    0.11%    0.10%
                                          -------  -------  -------  -------
Total annual fund operating expenses         0.85%    1.35%    1.41%    0.70%
                                          =======  =======  =======  =======

*You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**For Class Y shares, "Other expenses" have been estimated based on expenses incurred by Class A shares because no Class Y shares were outstanding as of the fiscal year end July 31, 2003.

EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

-  You invest $10,000 in the fund for the period shown

-  Your investment has a 5% return each year

-  You reinvest all distributions and dividends without a sales charge

- The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

                       NUMBER OF YEARS YOU OWN YOUR SHARES

                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS

Class A (with or without
redemption)                         $    483  $     660  $     852  $    1,407

Class B (redemption at end of
period)                             $    587  $     728  $     839  $    1,487*

Class B (no redemption)             $    137  $     428  $     739  $    1,487*

Class L (redemption at end of
period)                             $    342  $     542  $     863  $    1,774

Class L (no redemption)             $    242  $     542  $     863  $    1,774

Class Y (with or without
redemption)                         $     72  $     224  $     390  $      871

* Assumes conversion to Class A shares approximately eight years after purchase.

Smith Barney Municipal High Income Fund                                        6

     MORE ON THE FUND'S INVESTMENTS

MUNICIPAL SECURITIES Municipal securities are debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities (together with certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam). The interest on these bonds is exempt from regular federal income tax. As a result, the interest rate payable on these bonds normally is lower than that payable on bonds whose interest is subject to federal income taxation. The municipal securities in which the fund invests include general obligation bonds, revenue bonds and notes, and municipal leases. These securities may pay interest at fixed, variable or floating rates. Municipal leases are participations in debt obligations issued by municipalities consisting of leases or installment contracts for property or equipment. The fund may also hold zero coupon securities, which pay no interest during the life of the obligation but trade at prices below their stated maturity value.

DERIVATIVE CONTRACTS The fund may, but need not, use derivative contracts, such as financial futures and options on financial futures, for any of the following purposes:

- To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates

-  As a substitute for buying or selling securities

-  As a cash flow management technique

A futures contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. Even a small investment in futures can have a big impact on a fund's interest rate exposure. Therefore, using futures can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from or may lose money on futures if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings. The other parties to certain futures present the same types of default risk as issuers of fixed income securities. Futures can also make a fund less liquid and harder to value, especially in declining markets.

DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

7                                                      Smith Barney Mutual Funds

     MANAGEMENT

MANAGER The fund's investment adviser and administrator (the "manager") is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Citigroup Global Markets Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and CGM are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

Peter M. Coffey, investment officer of the manager and managing director of CGM, has been responsible for the day-to-day management of the fund's portfolio since February 1999.

MANAGEMENT FEES For the fiscal year ended July 31, 2003, the manager received an advisory fee and an administrative fee equal to 0.40% and 0.20%, respectively, of the fund's average daily net assets.

DISTRIBUTION PLAN The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder recordkeeping and accounting services.

Smith Barney Municipal High Income Fund                                        8

     CHOOSING A CLASS OF SHARES TO BUY

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

- If you plan to invest regularly or in large amounts, buying Class A shares, or if you meet the minimum investment requirement, Class Y shares may help you reduce sales charges and ongoing expenses.

- For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.

- Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

- A broker/dealer, financial intermediary, financial institution or a distributor's financial consultant (each called a "Service Agent")

-  The fund, but only if you are investing through certain Service Agents

All Classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                   INITIAL            ADDITIONAL
                                            CLASSES                      ALL
                                            A, B, L      CLASS Y       CLASSES

General                                     $  1,000  $  15 million   $      50
Monthly Systematic Investment Plans         $     25            n/a   $      25
Quarterly Systematic Investment Plans       $     50            n/a   $      50
Uniform Gifts or Transfers to Minor
 Accounts                                   $    250  $  15 million   $      50

*Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(K) plans.

9                                                      Smith Barney Mutual Funds

     COMPARING THE FUND'S CLASSES

Your Service Agent can help you decide which class meets your goals. The Service Agent receives different compensation depending upon which class you choose.


                           CLASS A           CLASS B           CLASS L           CLASS Y
KEY FEATURES           - Initial sales   - No initial      - Initial sales   - No initial or
                         charge            sales charge      charge is         deferred
                       - You may         - Deferred          lower than        sales charge
                         qualify for       sales charge      Class A         - Must invest
                         reduction or      declines over   - Deferred          at least $15
                         waiver of         time              sales charge      million
                         initial sales   - Converts to       for only 1      - Lower annual
                         charge            Class A after     year              expenses than
                       - Lower annual      8 years         - Does not          other classes
                         expenses than   - Higher annual     convert to
                         Class B and       expenses than     Class A
                         Class L           Class A         - Higher annual
                                                             expenses than
                                                             Class A
--------------------------------------------------------------------------------------------
INITIAL SALES CHARGE     Up to 4.00%;      None              1.00%             None
                         reduced for
                         large
                         purchases and
                         waived for
                         certain
                         investors. No
                         charge for
                         purchases of
                         $500,000 or
                         more
--------------------------------------------------------------------------------------------
DEFERRED SALES CHARGE    1.00% on          Up to 4.50%       1.00% if you      None
                         purchases of      charged when      redeem within 1
                         $500,000 or       you redeem        year of
                         more if you       shares. The       purchase
                         redeem within     charge is
                         1 year of         reduced over
                         purchase          time and
                                           there is no
                                           deferred
                                           sales charge
                                           after 5 years
--------------------------------------------------------------------------------------------
ANNUAL DISTRIBUTION      0.15% of          0.65% of          0.70% of          None
AND SERVICE FEES         average daily     average daily     average daily
                         net assets        net assets        net assets
--------------------------------------------------------------------------------------------
EXCHANGE PRIVILEGE*      Class A           Class B           Class L           Class Y
                         shares of         shares of         shares of         shares of
                         most Smith        most Smith        most Smith        most Smith
                         Barney funds      Barney funds      Barney funds      Barney funds
--------------------------------------------------------------------------------------------

<F1>
* Ask your Service Agent for the Smith Barney funds available for exchange.

Smith Barney Municipal High Income Fund                                       10

     SALES CHARGES

CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

                                                 SALES CHARGE  BROKER/DEALER
                                  SALES CHARGE    AS A % OF      COMMISSION
                                   AS A % OF      NET AMOUNT      AS % OF
      AMOUNT OF PURCHASE         OFFERING PRICE    INVESTED    OFFERING PRICE
Less than $25,000                          4.00%         4.17%           3.60%
$25,000 but less than $50,000              3.50          3.63            3.15
$50,000 but less than $100,000             3.00          3.09            2.70
$100,000 but less than $250,000            2.50          2.56            2.25
$250,000 but less than $500,000            1.50          1.52            1.35
$500,000 or more                           0.00          0.00      up to 1.00*

* The distributor pays up to 1.00% to the Service Agent.

INVESTMENTS OF $500,000 OR MORE You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

11                                                     Smith Barney Mutual Funds

     Accumulation privilege - lets you combine the current value of Class A shares owned

     -  by you, or

     -  by members of your immediate family,

     and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

     Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:

-  Employees of NASD members

- Investors participating in a fee-based program sponsored by certain broker/dealers affiliated with Citigroup

- Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

CLASS B SHARES

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

  YEAR AFTER PURCHASE     1ST   2ND   3RD   4TH   5TH   6TH THROUGH 8TH

Deferred sales charge     4.5%    4%    3%    2%    1%                0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.15% of the average daily net assets represented by the Class B shares serviced by them.

Smith Barney Municipal High Income Fund                                       12

CLASS B CONVERSION After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At      Shares issued: On      Shares issued: Upon
initial purchase       reinvestment of        exchange from another
                       dividends and          Smith Barney fund
                       distributions

Eight years after the  In same proportion as  On the date the
date of purchase       the number of Class B  shares originally
payment                shares converting is   acquired would have
                       to total Class B       converted into Class
                       shares you own         A shares
                       (excluding shares
                       issued as dividends)

CLASS L SHARES

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2004.

Service Agents selling Class L shares receive a commission of up to 1.75% of the purchase price of the Class L shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 0.70% of the average daily net assets represented by the Class L shares held by their clients.

CLASS Y SHARES

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

13                                                     Smith Barney Mutual Funds

     MORE ABOUT DEFERRED SALES CHARGES

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

-  Shares exchanged for shares of another Smith Barney fund

-  Shares representing reinvested distributions and dividends

-  Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

-  On payments made through certain systematic withdrawal plans

-  For involuntary redemptions of small account balances

-  For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

Smith Barney Municipal High Income Fund                                       14

     BUYING SHARES

       Through a You should contact your Service Agent to open a Service Agent brokerage account and make arrangements to buy shares.

                  If you do not provide the following information, your order will be rejected:

                  -  Class of shares being bought

                  - Dollar amount or number of shares being bought Your Service Agent may charge an annual account maintenance fee.
----------------------------------------------------------------------
     Through the  Certain investors who are clients of certain
            fund Service Agents are eligible to buy shares directly from the fund.

                  -  Write the fund at the following address:
                      SMITH BARNEY INCOME FUNDS
                      MUNICIPAL HIGH INCOME FUND
                      (SPECIFY CLASS OF SHARES)
                      C/O PFPC GLOBAL FUND SERVICES
                      P.O. BOX 9699
                      PROVIDENCE, RI 02940-9699

                  - Enclose a check to pay for the shares. For initial purchases, complete and send an account application.
                  - For more information, please call Smith Barney Shareholder Services at 1-800-451-2010.
----------------------------------------------------------------------
       Through a You may authorize your Service Agent or the sub-systematic transfer agent to transfer funds automatically investment plan  from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

                  - Amounts transferred should be at least: $25 monthly or $50 quarterly
                  - If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

                  For more information, contact your Service Agent or the sub-transfer agent or consult the SAI.

15                                                     Smith Barney Mutual Funds

     EXCHANGING SHARES

    Smith Barney  You should contact your Service Agent to
        offers a exchange into other Smith Barney funds. Be distinctive sure to read the prospectus of the Smith family of funds Barney fund into which you are exchanging. An tailored to help exchange is a taxable transaction.
meet the varying
   needs of both
 large and small  -  You may exchange shares only for shares of the
       investors     same class of another Smith Barney fund. Not all
                     Smith Barney funds offer all classes.
                  -  Not all Smith Barney funds may be offered in your
                     state of residence. Contact your Service Agent
                     or the transfer agent for further information.
                  -  Exchanges of Class A, Class B and Class L shares
                     are subject to minimum investment requirements
                     (except for systematic investment plan
                     exchanges), and all shares are subject to the
                     other requirements of the fund into which
                     exchanges are made.
                  -  If you hold share certificates, the sub-transfer
                     agent must receive the certificates endorsed for
                     transfer or with signed stock powers (documents
                     transferring ownership of certificates) before
                     the exchange is effective.
                  -  The fund may suspend or terminate your exchange
                     privilege if you engage in an excessive pattern
                     of exchanges.
----------------------------------------------------------------------
       Waiver of Your shares will not be subject to an initial sales additional charge at the time of the exchange.
   sales charges
                  Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge.
                  If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

Smith Barney Municipal High Income Fund                                       16

    By telephone  If you do not have a brokerage account with a
                  Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. Call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

                  You can make telephone exchanges only between
                  accounts that have identical registrations.
----------------------------------------------------------------------
         By mail If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

17                                                     Smith Barney Mutual Funds

     REDEEMING SHARES

       Generally  Contact your Service Agent to redeem shares of the fund.

                  If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                  If the shares are held by a fiduciary or corporation, other documents may be required. Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                  If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
----------------------------------------------------------------------
         By mail For accounts held directly at the fund, send written requests to the fund at the following address:
                      SMITH BARNEY INCOME FUNDS
                      MUNICIPAL HIGH INCOME FUND
                      (SPECIFY CLASS OF SHARES)
                      C/O PFPC GLOBAL FUND SERVICES
                      P.O. BOX 9699
                      PROVIDENCE, RI 02940-9699

                  Your written request must provide the
                  following:
                  -  The name of the fund and account number
                  - The class of shares and the dollar amount or number of shares to be redeemed
                  - Signatures of each owner exactly as the account is registered

Smith Barney Municipal High Income Fund                                       18

    By telephone  If you do not have a brokerage account with a
                  Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. Call Smith Barney Shareholder Services at 1-800-451-2010 between
                  9:00 a.m. and 4:00 p.m. (Eastern time).

                  Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or electric transfer (ACH).
----------------------------------------------------------------------
  Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

                  The following conditions apply:
                  -  Your shares must not be represented by
                     certificates
                  -  All dividends and distributions must be
                     reinvested

                  For more information, contact your Service
                  Agent or consult the SAI.

19                                                     Smith Barney Mutual Funds

   OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

-  Name of the fund

-  Account number

-  Class of shares being bought, exchanged or redeemed

-  Dollar amount or number of shares being bought, exchanged or redeemed

-  Signature of each owner exactly as the account is registered

The fund's sub-transfer agents will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.

SIGNATURE GUARANTEES. To be in good order, your redemption request must include a signature guarantee if you:

-  Are redeeming over $50,000

- Are sending signed share certificates or stock powers to the sub-transfer agent

- Instruct the sub-transfer agent to mail the check to an address different from the one on your account

-  Changed your account registration

-  Want the check paid to someone other than the account owner(s)

- Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

-  Suspend the offering of shares

-  Waive or change minimum and additional investment amounts

-  Reject any purchase or exchange order

-  Change, revoke or suspend the exchange privilege

Smith Barney Municipal High Income Fund                                       20

-  Suspend telephone transactions

- Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission

- Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS If your account falls below $500 because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amounts. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your service Agent or the transfer agent or consult the SAI.

EXCESSIVE EXCHANGE TRANSACTIONS The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.

21                                                     Smith Barney Mutual Funds

     DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS The fund generally pays dividends, if any, monthly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income and gain. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

TAXES In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

          TRANSACTION                    FEDERAL TAX STATUS

Redemption or exchange of shares   Usually capital gain or loss;
                                   long-term only if shares owned
                                   more than one year
Long-term capital gain             Long-term capital gain
 distributions

Dividends                          Generally excluded from gross
                                   income if from interest on tax-
                                   exempt securities; otherwise
                                   ordinary income

Smith Barney Municipal High Income Fund                                       22

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

It is possible that some of the fund's dividends may be, and distributions of the fund's capital gains generally will be, subject to regular federal income taxation. The fund may recognize taxable capital gains on the sale of its securities or on transactions in derivative contracts. Some of the fund's income that is exempt from regular federal income taxation may be subject to the federal alternative minimum tax.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

23                                                     Smith Barney Mutual Funds

     SHARE PRICE

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.

The fund generally values its portfolio securities based on market prices or quotations. In valuing portfolio securities, the fund may use a pricing service. The pricing service may use different methods to value the securities including market indexes. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after the close of the relevant market, the fund may price those securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by SBFM. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the sub-transfer agent before the sub-transfer agent's close of business.

Smith Barney Municipal High Income Fund                                       24

     FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). No information is presented for Class Y shares, because no Class Y shares were outstanding for the periods shown.

FOR A CLASS A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:

                                        2003(1)      2002(1)      2001(1)      2000(1)      1999(1)
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year    $    15.40   $    15.82   $    15.78   $    16.98   $    17.96
----------------------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment income(2)                 1.01         1.02         1.03         0.92        0.92
   Net realized and unrealized gain
    (loss)(2)                              (0.80)       (0.45)        0.01        (1.12)       (0.55)
----------------------------------------------------------------------------------------------------
Total income (loss) from operations         0.21         0.57         1.04        (0.20)        0.37
----------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                   (0.97)       (0.99)       (1.00)       (0.95)       (0.92)
   Net realized gain                          --           --           --        (0.05)       (0.43)
----------------------------------------------------------------------------------------------------
Total distributions                        (0.97)       (0.99)       (1.00)       (1.00)       (1.35)
----------------------------------------------------------------------------------------------------
Net asset value, end of year          $    14.64   $    15.40   $    15.82   $    15.78   $    16.98
----------------------------------------------------------------------------------------------------
Total return                                1.45%        3.77%        6.84%       (1.00)%       2.06%
----------------------------------------------------------------------------------------------------
Net assets, end of year (millions)    $      326   $      371   $      368   $      303   $      289
----------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses                                 0.85%        0.84%        0.82%        0.84%        0.82%
   Net investment income(2)                 6.72         6.56         6.50         6.13         5.21
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                       27%          24%          29%          29%          50%
----------------------------------------------------------------------------------------------------

<F1>
(1) Per share amounts have been calculated using the monthly average shares method.
<F2>
(2) Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 6.52% for Class A shares. In addition, for Class A shares, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

25                                                     Smith Barney Mutual Funds

FOR A CLASS B SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:

                                        2003(1)      2002(1)      2001(1)      2000(1)      1999(1)
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year    $    15.40   $    15.82   $    15.79   $    16.99   $    17.98
----------------------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment income(2)                 0.93         0.93         0.92         1.18         0.83
   Net realized and unrealized gain
    (loss)(2)                              (0.78)       (0.43)        0.04        (1.46)       (0.56)
----------------------------------------------------------------------------------------------------
Total income (loss) from operations         0.15         0.50         0.96        (0.28)        0.27
----------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                   (0.90)       (0.92)       (0.93)       (0.87)       (0.83)
   Net realized gain                          --           --           --        (0.05)       (0.43)
----------------------------------------------------------------------------------------------------
Total distributions                        (0.90)       (0.92)       (0.93)       (0.92)       (1.26)
----------------------------------------------------------------------------------------------------
Net asset value, end of year          $    14.65   $    15.40   $    15.82   $    15.79   $    16.99
----------------------------------------------------------------------------------------------------
Total return                                0.99%        3.26%        6.25%       (1.52)%       1.48%
----------------------------------------------------------------------------------------------------
Net assets, end of year (millions)    $       76   $       93   $      119   $      198   $      353
----------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses                                 1.35%        1.35%        1.32%        1.34%        1.31%
   Net investment income(2)                 6.22         6.04         5.96         5.59         4.70
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                       27%          24%          29%          29%          50%
----------------------------------------------------------------------------------------------------

<F1>
(1) Per share amounts have been calculated using the monthly average shares method.
<F2>
(2) Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, the net investment income, net realized and unrealized loss per share and the ratio of net investment income to average net assets would have been $0.92, $0.42 and 6.00%, respectively, for Class B shares. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

Smith Barney Municipal High Income Fund                                       26

FOR A CLASS L SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:

                                        2003(1)      2002(1)      2001(1)      2000(1)      1999(1)
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year    $    15.39   $    15.80   $    15.76   $    16.96   $    17.95
----------------------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment income(2)                 0.92         0.94         0.94         0.70         0.81
   Net realized and unrealized
    gain (loss)(2)                         (0.79)       (0.45)        0.01        (1.00)       (0.55)
----------------------------------------------------------------------------------------------------
Total income (loss) from
 operations                                 0.13         0.49         0.95        (0.30)        0.26
----------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                   (0.89)       (0.90)       (0.91)       (0.85)       (0.82)
   Net realized gain                          --           --           --        (0.05)       (0.43)
----------------------------------------------------------------------------------------------------
Total distributions                        (0.89)       (0.90)       (0.91)       (0.90)       (1.25)
----------------------------------------------------------------------------------------------------
Net asset value, end of year          $    14.63   $    15.39   $    15.80   $    15.76   $    16.96
----------------------------------------------------------------------------------------------------
Total return                                0.89%        3.24%        6.21%       (1.61)%       1.42%
----------------------------------------------------------------------------------------------------
Net assets, end of year (000)'s       $   24,579   $   27,198   $   20,906   $    5,360   $    3,122
----------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses                                 1.41%        1.38%        1.35%        1.44%        1.44%
   Net investment income(2)                 6.16         6.05         6.01         5.57         4.62
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                       27%          24%          29%          29%          50%
----------------------------------------------------------------------------------------------------

<F1>
(1) Per share amounts have been calculated using the monthly average shares method.
<F2>
(2) Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 6.01%. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.

27                                                     Smith Barney Mutual Funds

[SALOMON SMITH BARNEY LOGO]

SMITH BARNEY
MUNICIPAL HIGH
INCOME FUND

An investment portfolio of Smith Barney Income Funds

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

STATEMENT OF ADDITIONAL INFORMATION The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.(R) is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act
file no. 811-04254)
FD0214 11/03

                                  PROSPECTUS


                                  SMITH BARNEY
                             TOTAL RETURN BOND FUND

         Class A, B, L and Y Shares
         November 28, 2003



         The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospctus is accurate or complete. Any statement to the contrary is a crime.


                        [SMITH BARNEY MUTUAL FUNDS LOGO]

                 Your Serious Money. Professionally Managed.(R)


   INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE .  MAY LOSE VALUE

SMITH BARNEY
TOTAL RETURN BOND FUND

CONTENTS

Investments, risks and performance.........................................   2

More on the fund's investments.............................................   7

Management.................................................................   8

Choosing a class of shares to buy..........................................   9

Comparing the fund's classes...............................................  11

Sales charges..............................................................  12

More about deferred sales charges..........................................  14

Buying shares..............................................................  15

Exchanging shares..........................................................  17

Redeeming shares...........................................................  18

Other things to know about share transactions..............................  21

Dividends, distributions and taxes.........................................  23

Share price................................................................  24

Financial highlights.......................................................  25

The fund is a separate series of Smith Barney Income Funds, a Massachusetts business trust.

                                                     Smith Barney Mutual Funds 1

INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE

The fund seeks to maximize total return consisting of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES

KEY INVESTMENTS Under normal market conditions, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in the following types of fixed-income securities:

..   Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. government securities")

..   High grade mortgage-related securities issued by various governmental and non-governmental entities

..   Investment grade corporate debt securities

..   Investment grade taxable municipal securities

..  Investment grade asset backed securities

The fund may invest in securities of any maturity, and its effective portfolio maturity will vary based on the manager's outlook for interest rates.

SELECTION PROCESS The manager actively allocates and reallocates the fund's investments among the above securities categories. In allocating investments among categories, the manager considers economic and market conditions and the relative risks and opportunities of each category. The manager looks for:

..   Categories most favorably positioned in light of the manager's interest rate outlook

..   Categories with favorable relative yields of securities and at various maturities

..   Categories with the highest availability of attractive securities

Once the fund's category allocation has been determined, the manager selects individual securities within each category. The manager uses fundamental and quantitative analysis to select individual securities. The manager looks for:

..   Stable or improving credit quality

..   Low price relative to credit and interest characteristics

..   Potential for credit upgrades, unique structural characteristics or innovative features

2 Smith Barney Total Return Fund

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

..   Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund's portfolio

..   Interest rates decline, causing the issuers of securities held by the fund to pay principal earlier than scheduled or exercise a right to call the securities and forcing the fund to reinvest in lower yielding securities. This is known as prepayment or call risk

..   Interest rates increase, resulting in slower than expected principal payments extending the average life of fixed income securities held by the fund and locking in below market interest rates and reducing the value of these securities. This is known as extension risk

..   The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest, or the security's credit rating is downgraded

..   The manager's judgment about the attractiveness, relative yield, value or potential appreciation of a particular security or a particular category of fixed income securities proves to be incorrect

The fund's ability to achieve its investment goal of total return, consisting of interest income and capital appreciation, is limited in certain markets because the fund invests primarily in fixed-income securities.

WHO MAY WANT TO INVEST The fund may be an appropriate investment if you:

..   Are seeking total return through an investment in fixed-income securities

..   Are willing to accept the risks of various categories of fixed-income investments

                                                     Smith Barney Mutual Funds 3

PERFORMANCE INFORMATION

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, L, and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the impact of taxes paid on the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

                         TOTAL RETURN FOR CLASS A SHARES

 15

 10

  5

  0

 -5

-10

(5.84)%         11.53%          8.85%           10.49%

   99              00             01               02

                        CALENDAR YEARS ENDED DECEMBER 31

HIGHEST AND LOWEST QUARTER RETURNS
(FOR PERIODS SHOWN IN THE BAR CHART)

Highest: 5.51% in 1st quarter 2000; Lowest: (2.40)% in 2nd quarter 2000.

Year to date: 5.83% through 9/30/03.

4 Smith Barney Total Return Fund

                              AVERAGE ANNUAL TOTAL RETURNS
                              (FOR PERIODS ENDED 12/31/2002
                                                                   SINCE      INCEPTION
                                1 YEAR     5 YEARS    10 YEARS   INCEPTION       DATE
 Class A
 Return before taxes            5.47%        n/a         n/a       5.20%      2/27/98
 Return after taxes on
 distributions(1)               3.12%        n/a         n/a        n/a
 Return after taxes on
 distributions and sale
 of fund shares(1)              3.29%        n/a         n/a        n/a
 Other Classes
 (Return before taxes only)
 Class B                        5.32%        n/a         n/a       5.48%      2/27/98
 Class L                        7.80%        n/a         n/a       5.47%      2/27/98
 Class Y                         n/a         n/a         n/a        n/a         (2)
 Merrill Lynch U.S.
 Corporate &
 Government 10+
 Years Index                   14.96%       8.22%        n/a        n/a         (3)

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B, Class L, and Class Y shares will vary.

(2)   No Class Y shares were outstanding on December 31, 2002.

(3) The Merrill Lynch U.S. Corporate & Government 10+ Years Index is a broad measure of the performance of U.S. government and corporate fixed- rate debt issues with maturities greater than 10 years. Index comparison begins on 2/27/98.

It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

                                                     Smith Barney Mutual Funds 5

FEE TABLE

This table sets forth the fees and expenses you may pay if you invest in fund shares.

                                 SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR
INVESTMENT)                         CLASS A      CLASS B       CLASS L      CLASS Y
 Maximum sales charge (load)
 imposed on purchases
 (as a % of offering price)        4.50%           None         1.00%         None

 Maximum deferred sales
 charge (load) (as a % of the
 lower of net asset value at
 purchase or redemption)           None*          4.50%         1.00%         None

                            ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)     CLASS A     CLASS B     CLASS L     CLASS Y**
 Management fee                         0.65%       0.65%       0.65%        0.65%

 Distribution and service (12b-1)
 fees                                   0.25%       0.75%       0.70%         None

 Other expenses                         0.14%       0.16%       0.18%        0.14%

 Total annual fund operating
 expenses                               1.04%       1.56%       1.53%        0.79%

 * You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

**For Class Y shares, "Other expenses" have been estimated based on expenses incurred by Class A shares because no Class Y shares were outstanding during the fiscal year ended July 31, 2003.

EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

..   You invest $10,000 in the fund for the period shown

..   Your investment has a 5% return each year

..   You reinvest all distributions and dividends without a sales charge

..   The fund's operating expenses (before fee waivers and/or expense reimbursement, if any) remain the same

6 Smith Barney Total Return Fund

                       NUMBER OF YEARS YOU OWN YOUR SHARES
                                          1 YEAR   3 YEARS   5 YEARS    10 YEARS
 Class A (with or without redemption)      $551      $766      $998       $1,664
 Class B (redemption at end of period)     $609      $793      $950       $1,717*
 Class B (no redemption)                   $159      $493      $850       $1,717*
 Class L (redemption at end of period)     $354      $579      $926       $1,905
 Class L (no redemption)                   $254      $579      $926       $1,905
 Class Y (with or without redemption)      $ 81      $252      $439       $  978

 * Assumes conversion to Class A shares approximately eight years after purchase.

MORE ON THE FUND'S INVESTMENTS

DERIVATIVE CONTRACTS The fund may, but need not, use derivative contracts, such as options on securities, interest rate futures and options on interest rate futures:

..   To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates or exchange rates

..   As a substitute for buying or selling securities

..   As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on a fund's securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond, as anticipated, to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets. The fund may invest up to 10% of its assets in options for hedging purposes.

SHORT-TERM INVESTMENTS Under normal market conditions, the fund may invest up to 20% of its assets in cash or short-term money market instruments, including U.S. government securities, bank obligations and commercial paper.

                                                     Smith Barney Mutual Funds 7

YANKEE BONDS The fund may invest in Yankee Bonds, which are U.S. dollar denominated fixed income securities of foreign issuers. The value of these securities may decline (i) if the U.S. and/or foreign fixed income markets decline, (ii) if an adverse event depresses the value of an issuer's securities, or (iii) because of foreign government actions, political instability or limited availability of accurate information about foreign companies.

DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

MANAGEMENT

MANAGER The fund's investment adviser and administrator (the "manager") is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Citigroup Global Markets Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and CGM are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Joseph P. Deane, investment officer of the manager and managing director of CGM, has been responsible for the day-to-day management of the fund's portfolio since its inception in 1998.

MANAGEMENT FEE For the fiscal year ended July 31, 2003, the manager received management fees equal to 0.65% of the fund's average daily net assets.

DISTRIBUTION PLAN The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments

8 Smith Barney Total Return Fund
is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder recordkeeping and accounting services.

CHOOSING A CLASS OF SHARES TO BUY

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

..    If you plan to invest regularly or in large amounts, buying Class A shares, or if you meet the minimum investment requirement, Class Y shares may help you reduce sales charges and ongoing expenses.

..    For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.

..    Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

..    A broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")

..    The fund, but only if you are investing through certain qualified plans or
     Service Agents

All Classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

                                                     Smith Barney Mutual Funds 9

INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                             INITIAL               ADDITIONAL
                                 CLASSES A, B, L      CLASS Y     ALL CLASSES
 General                              $1,000        $15 million        $50
 IRAs, Self Employed
 Retirement Plans, Uniform
 Gifts or Transfers to Minor
 Accounts                             $  250        $15 million        $50
 Qualified Retirement
 Plans*                               $   25        $15 million        $25
 Simple IRAs                          $    1            n/a            $ 1
 Monthly Systematic
 Investment Plans                     $   25            n/a            $25
 Quarterly Systematic
 Investment Plans                     $   50            n/a            $50

* Qualified retirement plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

10 Smith Barney Total Return Fund

  COMPARING THE FUND'S CLASSES

Your Service Agent can help you decide which class meets your goals. The Service Agent receives different compensation depending upon which class you choose.

                         CLASS A           CLASS B             CLASS L            CLASS Y
 KEY FEATURES     .  Initial sales   .  No initial       .  Initial sales    .  No initial or
                     charge             sales charge        charge is           deferred sales
                  .  You may         .  Deferred sales      lower than          charge
                     qualify for        charge              Class A          .  Must invest at
                     reduction or       declines over    .  Deferred sales      least $15
                     waiver of          time                charge for          million
                     initial sales   .  Converts to         only 1 year      .  Lower annual
                     charge             Class A after    .  Does not            expenses than
                  .  Lower annual       8 years             convert to          other classes
                     expenses than   .  Higher annual       Class A
                     Class B and        expenses than    .  Higher annual
                     Class L            Class A             expenses than
                                                            Class A
------------------------------------------------------------------------------------------------
 INITIAL SALES    Up to 4.50%;       None                1.00%               None
 CHARGE           reduced for
                  large purchases
                  and waived for
                  certain
                  investors. No
                  charge for
                  purchases of
                  $500,000 or
                  more
------------------------------------------------------------------------------------------------
 DEFERRED SALES   1.00% on           Up to 4.50%         1.00% if you        None
 CHARGE           purchases of       charged when        redeem within 1
                  $500,000 or more   you redeem          year of purchase
                  if you  redeem     shares. The
                  within 1 year of   charge is reduced
                  purchase           over time and
                                     there is no
                                     deferred sales
                                     charge after 5
                                     years.
------------------------------------------------------------------------------------------------
 ANNUAL           0.25% of           0.75% of average    0.70% of            None
 DISTRIBUTION     average daily      daily net assets    average daily net
 AND SERVICE      net assets                             assets
 FEES
------------------------------------------------------------------------------------------------
 EXCHANGE         Class A shares     Class B Shares of   Class L shares of   Class Y Shares
 PRIVILEGE*       of most Smith      most Smith          most Smith          of most Smith
                  Barney funds       Barney funds        Barney funds        Barney funds

*Ask your Service Agent for the Smith Barney Funds available for exchange.

                                                    Smith Barney Mutual Funds 11

SALES CHARGES

CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

                                                                   BROKER/DEALER
                                    SALES CHARGE    SALES CHARGE     COMMISSION
                                     AS A % OF       AS A % OF       AS A % OF
                                      OFFERING       NET AMOUNT       OFFERING
 AMOUNT OF PURCHASE                    PRICE          INVESTED         PRICE
 Less than $25,000                      4.50            4.71            4.05
 $25,000 but less than $50,000          4.00            4.17            3.60
 $50,000 but less than $100,000         3.50            3.63            3.15
 $100,000 but less than $250,000        2.50            2.56            2.25
 $250,000 but less than $500,000        1.50            1.52            1.35
 $500,000 or more                       -0-             -0-          up to 1.00*

* The distributor pays up to 1.00% to the Service Agent.

INVESTMENTS OF $500,000 OR MORE You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

12 Smith Barney Total Return Fund

     Accumulation privilege - lets you combine the current value of Class A shares owned

     .    by you, or

     .    by members of your immediate family,

     and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

     Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.


WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:

..    Employees of NASD members

..    Investors participating in a fee-based program sponsored by certain broker/dealers affiliated with Citigroup

..    Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

CLASS B SHARES

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

 YEAR AFTER PURCHASE        1ST      2ND    3RD    4TH    5TH    6TH THROUGH 8TH
 Deferred sales charge     4.50%      4%     3%     2%     1%           0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.


                                                    Smith Barney Mutual Funds 13

CLASS B CONVERSION After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

                           SHARES ISSUED:              SHARES ISSUED:
                           ON REINVESTMENT             UPON EXCHANGE FROM
SHARES ISSUED:             OF DIVIDENDS AND            ANOTHER SMITH BAR-
AT INITIAL PURCHASE        DISTRIBUTIONS               NEY FUND

 Eight years after the     In same proportion as       On the date the
 date of purchase          the number of Class B       shares originally
 payment                   shares converting is to     acquired would have
                           total Class B shares        converted into Class A
                           you own (excluding          shares
                           shares issued as
                           dividends)

CLASS L SHARES

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2004.

Service Agents selling Class L shares receive a commission of up to 1.75% of the purchase price of the Class L shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 0.70% of the average daily net assets represented by the Class L shares held by their clients.

CLASS Y SHARES

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.


MORE ABOUT DEFERRED SALES CHARGES

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

14 Smith Barney Total Return Fund

In addition, you do not pay a deferred sales charge on:

..  Shares exchanged for shares of another Smith Barney fund

..  Shares representing reinvested distributions and dividends

..  Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

..  On payments made through certain systematic withdrawal plans

..  On certain distributions from a retirement plan

..  For involuntary redemptions of small account balances

..  For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

BUYING SHARES

          Through a   You should contact your Service Agent to open a brokerage
      Service Agent   account and make arrangements to buy shares.

                      If you do not provide the following information, your order will be rejected:

                      .  Class of shares being bought
                      .  Dollar amount or number of shares being bought

                      Your Service Agent may charge an annual account maintenance fee.

                                                    Smith Barney Mutual Funds 15

--------------------------------------------------------------------------------
      Through the fund  Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                        .  Write the fund at the following address:
                           SMITH BARNEY INCOME FUNDS
                           SMITH BARNEY TOTAL RETURN BOND FUND
                           (SPECIFY CLASS OF SHARES)
                           C/O PFPC GLOBAL FUND SERVICES
                           P.O. BOX 9699
                           PROVIDENCE, RI 02940-9699

                        . Enclose a check to pay for the shares. For initial purchases, complete and send an accountapplication.

                        . For more information, please call Smith Barney Shareholder Services at 1-800-451-2010.
--------------------------------------------------------------------------------
             Through a  You may authorize your Service Agent or the sub-transfer systematic agent to transfer funds automatically from (i) a regular investment plan bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

                        . Amounts transferred should be at least: $25 monthly or $50 quarterly

                        . If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

                        For more information, contact your Service Agent or the sub-transfer agent or consult the SAI.

16 Smith Barney Total Return Fund

EXCHANGING SHARES

          Smith Barney   You should contact your Service Agent to exchange into
  offers a distinctive   other Smith Barney funds. Be sure to read the
       family of funds   prospectus of the Smith Barney fund into which you are
      tailored to help   exchanging. An exchange is a taxable transaction.
      meet the varying
         needs of both   .  You may exchange shares only for shares of the same
       large and small      class of another Smith Barney fund. Not all Smith
             investors      Barney funds offer all classes.

                         . Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

                         . Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

                         . If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

                         . The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

--------------------------------------------------------------------------------
             Waiver of   Your shares will not be subject to an initial sales
      additional sales   charge at the time of the exchange.
               charges
                         Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

                                                    Smith Barney Mutual Funds 17

--------------------------------------------------------------------------------
      By telephone  If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. Call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

                    You can make telephone exchanges only between accounts that have identical registrations.
--------------------------------------------------------------------------------
           By mail If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

REDEEMING SHARES

         Generally  Contact your Service Agent to redeem shares of the fund.

                    If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                    If the shares are held by a fiduciary or corporation, other documents may be required.

                    Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                    If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

18 Smith Barney Total Return Fund

--------------------------------------------------------------------------------
           By mail For accounts held directly at the fund, send written requests to the fund at the following address:

                       SMITH BARNEY INCOME FUNDS
                       SMITH BARNEY TOTAL RETURN BOND FUND
                       (SPECIFY CLASS OF SHARES)
                       C/O PFPC GLOBAL FUND SERVICES
                       P.O. BOX 9699
                       PROVIDENCE, RI 02940-9699

                    Your written request must provide the following:

                    .    The name of the fund and account number

                    . The class of shares and the dollar amount or number of shares to be redeemed

                    . Signatures of each owner exactly as the account is registered
--------------------------------------------------------------------------------
      By telephone  If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. Call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                    (Eastern time).

                    Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or electronic transfer (ACH).

                                                    Smith Barney Mutual Funds 19

--------------------------------------------------------------------------------
  Automatic cash    You can arrange for the automatic redemption of a portion of
withdrawal plans    your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000
                    ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

                    The following conditions apply:

                    .    Your shares must not be represented by certificates

                    .    All dividends and distributions must be reinvested

                    For more information, contact your Service Agent or consult the SAI.

20 Smith Barney Total Return Fund

OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

..   Name of the fund

..   Account number

..   Class of shares being bought, exchanged or redeemed

..   Dollar amount or number of shares being bought, exchanged or redeemed

..   Signature of each owner exactly as the account is registered

The fund's sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.

SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:

..   Are redeeming over $50,000

..   Are sending signed share certificates or stock powers to the sub-transfer agent

..   Instruct the sub-transfer agent to mail the check to an address different from the one on your account

..   Changed your account registration

..   Want the check paid to someone other than the account owner(s)

..   Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

..   Suspend the offering of shares

..   Waive or change minimum and additional investment amounts

..   Reject any purchase or exchange order

..   Change, revoke or suspend the exchange privilege

..   Suspend telephone transactions

                                                    Smith Barney Mutual Funds 21

..   Suspend or postpone redemptions of shares on any day when trading on the New
    York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission

..   Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amounts. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

EXCESSIVE EXCHANGE TRANSACTIONS The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.



22 Smith Barney Total Return Fund

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS The fund generally pays dividends, if any, monthly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income and gain. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

TAXES In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

TRANSACTION                                FEDERAL TAX STATUS

Redemption or exchange of shares           Usually capital gain or loss; long-
                                           term only if shares owned more
                                           than one year

Long-term capital gain distributions       Long-term capital gain

Dividends                                  Ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifica-

                                                    Smith Barney Mutual Funds 23
tions, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


SHARE PRICE

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.

The fund generally values its portfolio securities based on market prices or quotations. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after the close of the relevant market, the fund may price those securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by SBFM. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the sub-transfer agent before the sub-transfer agent's close of business.



24 Smith Barney Total Return Fund

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the performance of each class since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). No information is presented for Class Y shares, because no Class Y shares were outstanding for the periods shown.

                FOR A CLASS A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
                                    EACH YEAR ENDED JULY 31:
-------------------------------------------------------------------------------------------------
                                        2003(1)     2002(1)     2001(1)     2000(1)     1999(1)
                                      ----------- ----------- ----------- ----------- -----------
 Net asset value, beginning of year     $ 11.16     $ 11.08     $ 10.34     $ 10.67     $ 11.53
-------------------------------------   -------     -------     -------     -------     -------
 Income (loss) from operations:
   Net investment income(2)(3)             0.61        0.66        0.69        0.70        0.67
   Net realized and unrealized
    gain (loss)(3)                         0.19        0.09        0.79       (0.35)      (0.85)
-------------------------------------   -------     -------     -------     -------     -------
 Total income (loss) from
   operations                              0.80        0.75        1.48        0.35       (0.18)
-------------------------------------   -------     -------     -------     -------     -------
 Less distributions from:
   Net investment income                  (0.61)      (0.67)      (0.74)      (0.68)      (0.68)
   Capital                                (0.02)         --          --          --          --
-------------------------------------   -------     -------     -------     -------     -------
 Total distributions                      (0.63)      (0.67)      (0.74)      (0.68)      (0.68)
-------------------------------------   -------     -------     -------     -------     -------
 Net asset value, end of year           $ 11.33     $ 11.16     $ 11.08     $ 10.34     $ 10.67
-------------------------------------   -------     -------     -------     -------     -------
 Total return(4)                           7.26%       6.98%      14.83%       3.40%      (1.79)%
-------------------------------------   -------     -------     -------     -------     -------
 Net assets, end of year (000)'s        $52,641     $48,276     $38,614     $32,972     $52,101
-------------------------------------   -------     -------     -------     -------     -------
 Ratios to average net assets:
   Expenses(2)                             1.04%       1.05%       1.05%       1.08%       1.02%
   Net investment income(3)                5.32        5.95        6.47        6.69        5.88
-------------------------------------   -------     -------     -------     -------     -------
 Portfolio turnover rate                      2%          4%          8%          8%         32%
-------------------------------------   -------     -------     -------     -------     -------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) The manager waived part of its fees for the year ended July 31, 1999. If such fees were not waived, the per share decrease to net investment income and the actual expense ratios would have been as follows:

                                                    Smith Barney Mutual Funds 25

                    PER SHARE DECREASES          EXPENSE RATIOS
                IN NET INVESTMENT INCOME     WITHOUT FEE WAIVERS

                          1999                      1999

  Class A                 $0.01                     1.11%

(3) Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.67, $0.08 and 6.03% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(4) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.



26 Smith Barney Total Return Fund

                FOR A CLASS B SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
                                     EACH YEAR ENDED JULY 31:
-------------------------------------------------------------------------------------------------
                                         2003(1)     2002(1)     2001(1)     2000(1)     1999(1)
                                      -----------  ----------  ----------  ----------  ----------
 Net asset value, beginning of year    $  11.16      $ 11.08     $ 10.34     $ 10.67     $ 11.53
-------------------------------------  --------      -------     -------     -------     -------
 Income (loss) from operations:
   Net investment income(2)(3)             0.55         0.60        0.63        0.64        0.62
   Net realized and unrealized
    gain (loss)(3)                         0.19         0.09        0.80       (0.35)      (0.86)
-------------------------------------  --------      -------     -------     -------     -------
 Total income (loss) from
   operations                              0.74         0.69        1.43        0.29       (0.24)
-------------------------------------  --------      -------     -------     -------     -------
 Less distributions from:
   Net investment income                  (0.55)       (0.61)      (0.69)      (0.62)      (0.62)
   Capital                                (0.02)          --          --          --          --
-------------------------------------  --------      -------     -------     -------     -------
 Total distributions                      (0.57)       (0.61)      (0.69)      (0.62)      (0.62)
-------------------------------------  --------      -------     -------     -------     -------
 Net asset value, end of year          $  11.33      $ 11.16     $ 11.08     $ 10.34     $ 10.67
-------------------------------------  --------      -------     -------     -------     -------
 Total return(4)                           6.72%        6.42%      14.26%       2.83%      (2.29)%
-------------------------------------  --------      -------     -------     -------     -------
 Net assets, end of year (000)'s       $101,173      $92,553     $72,605     $64,843     $85,991
-------------------------------------  --------      -------     -------     -------     -------
 Ratios to average net assets:
   Expenses(2)                             1.56%        1.57%       1.58%       1.61%       1.52%
   Net investment income(3)                4.80         5.43        5.95        6.15        5.39
-------------------------------------  --------      -------     -------     -------     -------
 Portfolio turnover rate                      2%           4%          8%          8%         32%
-------------------------------------  --------      -------     -------     -------     -------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) The manager waived part of its fees for the year ended July 31, 1999. If such fees were not waived, the per share decrease to net investment income and the actual expense ratios would have been as follows:

                   PER SHARE DECREASE          EXPENSE RATIOS
              IN NET INVESTMENT INCOME     WITHOUT FEE WAIVERS
                        1999                      1999

 Class B                $0.01                     1.61%

(3) Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, the ratio of the net investment income to average net assets would have been 5.50%. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01.

(4) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

                                                    Smith Barney Mutual Funds 27

                FOR A CLASS L SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
                                    EACH YEAR ENDED JULY 31:
------------------------------------------------------------------------------------------------
                                        2003(1)     2002(1)     2001(1)     2000(1)     1999(1)
                                       ---------   ---------   ---------   ---------   ---------
 Net asset value, beginning of year     $ 11.16     $ 11.08     $ 10.34     $ 10.67     $ 11.53
-------------------------------------   -------     -------     -------     -------     -------
 Income (loss) from operations:
   Net investment income(2)(3)             0.55        0.61        0.64        0.65        0.62
   Net realized and unrealized
    gain (loss) (3)                        0.20        0.08        0.79       (0.35)      (0.86)
-------------------------------------   -------     -------     -------     -------     -------
 Total income (loss) from
   operations                              0.75        0.69        1.43        0.30       (0.24)
-------------------------------------   -------     -------     -------     -------     -------
 Less distributions from:
   Net investment income                  (0.56)      (0.61)      (0.69)      (0.63)      (0.62)
   Capital                                (0.02)         --          --          --          --
-------------------------------------   -------     -------     -------     -------     -------
 Total distributions                      (0.58)      (0.61)      (0.69)      (0.63)      (0.62)
-------------------------------------   -------     -------     -------     -------     -------
 Net asset value, end of year           $ 11.33     $ 11.16     $ 11.08     $ 10.34     $ 10.67
-------------------------------------   -------     -------     -------     -------     -------
 Total return(4)                           6.77%       6.49%      14.30%       2.89%      (2.24)%
-------------------------------------   -------     -------     -------     -------     -------
 Net assets, end of year (000)'s        $54,316     $49,976     $30,922     $16,711     $24,253
-------------------------------------   -------     -------     -------     -------     -------
 Ratios to average net assets:
   Expenses(2)                             1.53%       1.50%       1.52%       1.57%       1.47%
   Net investment income (3)               4.83        5.50        5.98        6.18        5.44
-------------------------------------   -------     -------     -------     -------     -------
 Portfolio turnover rate                      2%          4%          8%          8%         32%
-------------------------------------   -------     -------     -------     -------     -------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) The manager waived part of its fees for the year ended July 31, 1999. If such fees were not waived, the per share decrease to net investment income and the actual expense ratios would have been as follows:

                   PER SHARE DECREASE          EXPENSE RATIOS
              IN NET INVESTMENT INCOME     WITHOUT FEE WAIVERS
                        1999                      1999

 Class L                $0.01                     1.56%

(3) Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 5.57%. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain per share were less than $0.01.

(4) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

28 Smith Barney Total Return Fund

[SMITH BARNEY MUTUAL FUNDS LOGO]

Your Serious Money. Professionally Managed(R)


SMITH BARNEY
TOTAL RETURN
BOND FUND

AN INVESTMENT PORTFOLIO OF SMITH BARNEY INCOME FUNDS

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

STATEMENT OF ADDITIONAL INFORMATION The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at HTTP:// WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED. (Registered Trademark) is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act
file no. 811-04254)
FD01376 11/03

                                  PROSPECTUS



      -------------------------------------------------

                                 SMITH BARNEY
                           DIVIDEND AND INCOME FUND

      -------------------------------------------------

      Class A, B, L, O and Y Shares
      November 28, 2003



      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./r/

           ---------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE
           ---------------------------------------------------------

Smith Barney Dividend and Income Fund

  Contents


               Investments, risks and performance...........  2

               More on the fund's investments...............  8

               Management...................................  9

               Choosing a class of shares to buy............ 10

               Comparing the fund's classes................. 12

               Sales charges................................ 13

               More about deferred sales charges............ 15

               Buying shares................................ 16

               Exchanging shares............................ 17

               Redeeming shares............................. 19

               Other things to know about share transactions 21

               Dividends, distributions and taxes........... 22

               Share price.................................. 24

               Financial highlights......................... 25

The fund is a separate series of Smith Barney Income Funds, a Massachusetts business trust.

                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective
The fund seeks current income and long-term capital appreciation.

Principal investment strategies
Key investments The fund invests in both equity and debt securities. The fund normally maintains approximately 60% of its portfolio in equity securities and 40% in fixed income securities. The fund has the additional flexibility to convert a minimum of 50% and a maximum of 70% of its total assets in equity securities and a minimum of 30% and a maximum of 50% of its total assets in fixed income securities. These percentages, however, may vary based on the manager's outlook.


Under normal market conditions, at least 80% of the equity portion of the portfolio will be invested in dividend-paying stocks. As a result, the fund expects that a portion of its regular dividends may be eligible to be taxed at the rates applicable to long-term capital gains for individual shareholders. The fund may invest in other types of equity securities, such as preferred stocks, warrants and securities convertible into common stocks. Fixed income securities will include securities issued by the U.S. government (or its agencies and instrumentalities), corporate securities, mortgage-backed and asset-backed securities. Although there are no restrictions on the maturity of the fund's individual fixed income securities, the fund normally expects to maintain an average portfolio maturity for the fixed income portion of its portfolio of between five and 15 years. The fund may invest up to 25% of its total assets in fixed income securities rated below investment grade. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories by a nationally rated statistical rating organization or if unrated of similar credit quality.


Selection process
Equity investments

The manager's investment strategy for equity investments consists of individual company selection. The manager looks for investments among a strong core of growth and value stocks, consisting primarily of dividend-paying, blue chip companies dominant in their industries. The fund may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record.


In selecting individual companies for the fund's portfolio, the manager looks for the following:

..  Current yield or potential for dividend growth
..  Strong or rapidly improving balance sheets
..  Recognized industry leadership
.. Effective management teams that exhibit a desire to earn consistent returns for shareholders

Smith Barney Dividend and Income Fund

In addition, the manager considers the following characteristics:

..  Consistency and growth of dividends
..  Past growth records
..  Future earnings prospects
..  Technological innovation
..  General market and economic factors

Generally, companies in the equity portion of the fund's portfolio fall into one or more of the following categories:

.. Undervalued companies: companies with assets or earning power that are either unrecognized or undervalued. The manager generally looks for a catalyst that will unlock these values. The manager also looks for companies that are expected to have unusual earnings growth or whose stocks appear likely to go up in value because of market changes in the way they do business (for example, a corporate restructuring).
.. Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies' products.

Fixed Income Investments
The fund invests in a broad range of fixed-income securities. In selecting individual fixed income securities for the fund's portfolio, the manager primarily focuses on the relative yields of securities and at various maturities. The manager looks for:

.. Favorable sector and maturity weightings based on interest rate outlook .. Stable or improving credit quality
..  Low price relative to credit and interest rate characteristics

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:


.. The stock market declines thereby reducing the value of the equity portion of the fund

.. Companies in which the fund invests fail to meet earnings expectations, fall out of favor with investors, or other events depress the prices of their securities
.. Interest rates increase, causing the prices of fixed income securities to decline, thereby reducing the value of the fixed income portion of the fund

                                                      Smith Barney Mutual Funds

.. The issuer of a fixed income security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
.. Interest rates decline, and the issuers of fixed income securities held by the fund may pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities. This is known as prepayment or call risk
.. Interest rates rise above the coupon rate on one or more fixed income securities held by the fund, and the issuers of these securities may extend the effective maturity date, causing increased price sensitivity. This is known as extension risk
.. The manager's judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect

Below investment grade bonds, which are commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

Who may want to invest The fund may be an appropriate investment if you:

..  Are seeking to invest in a portfolio that includes both equity and fixed income securities
..  Are willing to accept the risks of both the stock market and the bond markets

Smith Barney Dividend and Income Fund

Performance information*

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of broad-based securities market indexes. The bar chart and the information below show performance of the fund's Class B shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, L, O and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class B shares reflects the impact of taxes paid on the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                        Total Return for Class B Shares

                                    [CHART]



 1993    1994    1995   1996   1997   1998    1999    2000    2001   2002
 ----    -----   -----  ----   -----  ----    -----   ----    ----   ----
 11.40% (10.10)% 30.89% 1.90%  20.30% 11.71%  11.15% (1.02)% (12.57)% (14.43)%

                        Calendar years ended December 31








Highest and Lowest Quarter returns:


(for periods shown in the bar chart)


Highest: 14.37% in 4th quarter 1998; Lowest: (10.44)% in 3rd quarter 2001.



Year to date: 13.42% through 9/30/03.



* Prior to September 2003, the fund's name was Smith Barney Balanced Fund. While the fund has the same investment objectives and the same policy of allocating its assets between equity and fixed income securities, it did not have the current policy of investing at least 80% of the equity portion of the fund in dividend-paying stocks. Prior to June 1998, the fund's name was Smith Barney Utilities Fund and the fund had different investment goals and policies and portfolio managers.


                                                      Smith Barney Mutual Funds

Risk return table*

                         Average Annual Total Returns
                    Calendar Years Ended December 31, 2002


                                                       Since   Inception
Class B                    1 year  5 years  10 years Inception   Date
Return Before Taxes       (18.60)%  (1.79)%   3.98%     6.60%   3/28/88
Return After Taxes
on Distributions(1)       (19.45)%  (3.99)%   1.50%      N/A
Return After Taxes
on Distributions and Sale
of Fund Shares(1)         (11.40)%  (1.90)%   2.33%      N/A
Other Classes (Return Before Taxes Only)
Class A                   (18.44)%  (2.20)%   3.96%     4.30%   11/6/92
Class L                   (16.47)%    N/A      N/A     (3.47)%  6/15/98
Class O                   (16.10)%  (1.82)%    N/A      3.56%    2/4/93
Class Y**                    N/A      N/A      N/A       N/A
S&P 500 Index***          (22.09)%  (0.58)%   9.34       N/A
Lehman Government/
Corporate Index****        11.04%    7.62%    7.61%      N/A
Lehman Aggregate
Index****                  10.25%    7.55%    7.51%      N/A


/(1)/After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Class B shares only. After-tax returns for Class A, Class L, Class O, and Class Y shares will vary.


* Prior to September 29, 2003, the fund's name was Smith Barney Balanced Fund. While the fund has the same investment objectives and the same policy of allocating its assets between equity and fixed income securities, it did not have the current policy of investing at least 80% of the equity portion of the fund in dividend-paying stocks. Prior to June 1998, the fund's name was Smith Barney Utilities Fund and the fund had different investment goals and policies and portfolio managers.

** There were no Class Y shares outstanding for the calendar year ended
   December 31, 2002.

***The Standard & Poor's 500 Index ("S&P 500 Index") is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets and includes reinvestment of dividends. Index performance begins on December 31, 1992.


****Effective September 29, 2003, the fund changed its fixed income benchmark from the Lehman Brothers Government/Corporate Index ("Lehman Government/Corporate Index") to the Lehman Brothers Aggregate Index ("Lehman Aggregate Index"). Management views the Lehman Aggregate Index as a more appropriate index reflecting the broader composition of the fund's portfolio than the fund's prior benchmark for fixed income securities. The Lehman Government/Corporate Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Lehman Aggregate Index is a benchmark index made up of the Lehman Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity and have an outstanding par value of at least $100 million. Performance for each index begins on December 31, 1992.


It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

Smith Barney Dividend and Income Fund

Fee table
This table sets forth the fees and expenses you may pay if you invest in fund shares.

                               Shareholder fees


       (fees paid directly from
       your investment)         Class A Class B Class L Class O  Class Y
       Maximum sales charge
       (load) imposed on
       purchases (as a % of
       offering price)           5.00%    None   1.00%   1.00%     None
       Maximum deferred sales
       charge (load) (as a % of
       the lower of net asset
       value at purchase or
       redemption)                None*  5.00%   1.00%   1.00%     None
                         Annual fund operating expenses

       (expenses deducted from
       fund assets)             Class A Class B Class L Class O Class Y**
       Management fee            0.65%   0.65%   0.65%   0.65%    0.65%
       Distribution and service
       (12b-1) fees              0.25%   0.75%   1.00%   0.70%     None
       Other expenses            0.15%   0.08%   0.15%   0.16%    0.15%
                                 -----   -----   -----   -----    -----
       Total annual fund
       operating expenses        1.05%   1.48%   1.80%   1.51%    0.80%

* You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

**For Class Y shares, "Other expenses" have been estimated based on expenses incurred by Class A shares because no Class Y shares were outstanding during the fiscal year ended July 31, 2003.


Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

..  You invest $10,000 in the fund for the period shown
..  Your investment has a 5% return each year
..  You reinvest all distributions and dividends without a sales charge

.. The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same


                                                      Smith Barney Mutual Funds

                      Number of years you own your shares


                                      1 year 3 years 5 years 10 years
Class A (with or without redemption)   $602   $817   $1,050   $1,718
Class B (redemption at end of period)  $651   $768   $  908   $1,652*
Class B (no redemption)                $151   $468   $  808   $1,652*
Class L (redemption at end of period)  $381   $661   $1,065   $2,195
Class L (no redemption)                $281   $661   $1,065   $2,195
Class O (redemption at end of period)  $352   $572   $  915   $1,884
Class O (no redemption)                $252   $572   $  915   $1,884
Class Y (with or without redemption)   $ 82   $255   $  444   $  990


* Assumes conversion to Class A shares approximately eight years after purchase.


  More on the fund's investments

Derivative contracts The fund may, but need not, use derivative contracts, such as options on securities, interest rate futures and options on interest rate futures:

.. To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates or exchange rates
..  As a substitute for buying or selling securities
..  As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on a fund's securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond, as anticipated, to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets. The fund may invest up to 10% of its assets in options for hedging purposes.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Smith Barney Dividend and Income Fund

  Management

Manager The fund's investment adviser and administrator (the "manager") is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Citigroup Global Markets Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and CGM are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Harry D. Cohen and Scott Glasser have been responsible for the day-to-day management of the equity portion of the fund's portfolio since September of 2003. Mr. Cohen and Mr. Glasser are investment officers of the manager and managing directors of CGM. Gerald Culmone and Peter J. Wilby have been responsible for the day-to-day management of the fixed income portion of the fund's portfolio since July 2002. Mr. Culmone and Mr. Wilby are investment officers of the manager. Mr. Wilby is a managing director of Salomon Brothers Asset Management Inc ("SaBAM"), an affiliate of the manager. Mr. Culmone is a Vice President of SaBAM.


Management fee For its services, the manager received an advisory fee during the fund's last fiscal year equal to 0.45% of the fund's average daily net assets. In addition, the manager received a fee for its administrative services to the fund equal to 0.20% of the fund's average daily net assets.


Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B, L and O shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder recordkeeping and accounting services.

                                                      Smith Barney Mutual Funds

  Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. In addition, you can buy additional Class O shares if you are a Class O shareholder. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

.. If you plan to invest regularly or in large amounts, buying Class A shares or if you meet the minimum investment requirement, Class Y shares may help you reduce sales charges and ongoing expenses.
.. For Class B shares, all of your purchase amount and, for Class L and Class O shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B, Class L and Class O shares, but only if the fund performs well.
.. Class L and Class O shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L and Class O shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

..  A broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")
.. The fund, but only if you are investing through certain qualified plans or Service Agents

All Classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Smith Barney Dividend and Income Fund

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                              Initial           Additional
                                    Classes A, B, L   Class Y   All Classes
    General                             $1,000      $15 million     $50
    IRAs, Self Employed Retirement
    Plans, Uniform Gifts or
    Transfers to Minor Accounts           $250      $15 million     $50
    Qualified Retirement Plans*            $25      $15 million     $25
    Simple IRAs                             $1          n/a          $1
    Monthly Systematic Investment
    Plans                                  $25          n/a         $25
    Quarterly Systematic Investment
    Plans                                  $50          n/a         $50

*Qualified Retirement Plans are retirement plans qualified under Section
 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

                                                      Smith Barney Mutual Funds

  Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

                    Class A        Class B        Class L        Class O        Class Y
 Key features   .Initial        .No initial    .Initial       .Available     .No initial or
                 sales           sales charge   sales          for pur-       deferred
                 charge         .Deferred       charge is      chase only     sales charge
                .You may         sales charge   lower than     by former     .Must invest
                 qualify for     declines       Class A        Class C        at least $15
                 reduction       over time     .Deferred       share-         million
                 or waiver of   .Converts       sales charge   holders       .Lower
                 initial sales   to Class A     for only 1    .Deferred       annual ex-
                 charge          after          year           sales charge   penses than
                .Lower           8 years       .Does not       for only 1     the other
                 annual         .Higher         convert to     year           classes
                 expenses        annual         Class A       .Does not
                 than            expenses      .Higher         convert to
                 Class B and     than           annual         Class A
                 Class L         Class A        expenses      .Higher
                                                than           annual
                                                Class A        expenses
                                                               than
                                                               Class A
-------------------------------------------------------
 Initial sales  Up to 5.00%;    None           1.00%          1.00%          None
 charge         reduced for
                large pur-
                chases and
                waived for
                certain
                investors. No
                charge for
                purchases of
                $1,000,000 or
                more
-------------------------------------------------------
 Deferred       1.00% on        Up to 5.00%    1.00% if you   1.00% if you   None
 sales charge   purchases of    charged when   redeem         redeem
                $1,000,000 or   you redeem     within 1 year  within 1 year
                more if you     shares. The    of purchase    of purchase
                redeem          charge is
                within 1 year   reduced over
                of purchase     time and
                                there is no
                                deferred sales
                                charge after
                                5 years
-------------------------------------------------------
 Annual         0.25% of        0.75% of       1.00% of       0.70% of       None
 distribution   average daily   average daily  average daily  average daily
 and service    net assets      net assets     net assets     net assets
 fees
-------------------------------------------------------
 Exchange       Class A shares  Class B shares Class L shares Class L shares Class Y shares
 Privilege*     of most Smith   of most Smith  of most Smith  of most Smith  of most Smith
                Barney funds    Barney funds   Barney funds   Barney funds   Barney funds
-------------------------------------------------------

* Ask your Service Agent for the Smith Barney funds available for exchange.

Smith Barney Dividend and Income Fund

  Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

                                     Sales Charge Sales Charge Broker/Dealer
                                      as a % of    as a % of     Commission
                                       offering    net amount     as % of
   Amount of purchase                   price       invested   offering price
   Less than $25,000                     5.00         5.26             4.50
   $25,000 but less than $50,000         4.25         4.44             3.83
   $50,000 but less than $100,000        3.75         3.90             3.38
   $100,000 but less than $250,000       3.25         3.36             2.93
   $250,000 but less than $500,000       2.75         2.83             2.48
   $500,000 but less than $1,000,000     2.00         2.04             1.80
   $1,000,000 or more                     -0-          -0-       up to 1.00*

* The distributor pays up to 1.00% to a Service Agent.

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

                                                      Smith Barney Mutual Funds

  Accumulation privilege - lets you combine the current value of Class A shares owned

 [_]by you, or
 [_]by members of your immediate family,

  and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

  Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

[_]Employees of NASD members
[_]Investors participating in a fee-based program sponsored by certain broker/dealers affiliated with Citigroup
[_]Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B shares
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

           Year after purchase   1st 2nd 3rd 4th 5th 6th through 8th
           Deferred sales charge  5%  4%  3%  2%  1%        0%


Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.


Smith Barney Dividend and Income Fund

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

                                 Shares issued:         Shares issued:
   Shares issued:                On reinvestment of     Upon exchange from
   At initial                    dividends and          another Smith Barney
   purchase                      distributions          fund
   Eight years after the date of In same proportion     On the date the
   purchase payment              as the number of       shares originally
                                 Class B shares         acquired would have
                                 converting is to total converted into Class
                                 Class B shares you     A shares
                                 own (excluding
                                 shares issued as
                                 dividends)

Class L and O shares
You buy Class L or O shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L or O shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of any Smith Barney fund on June 12, 1998, you will not pay an initial sales charge on Class L shares of the fund you may buy before June 22, 2004.

You may buy Class O shares only if you owned Class C shares of the fund on June 12, 1998. You will not pay an initial sales charge on Class O shares you buy before June 22, 2004.

Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares serviced by them.

Class Y shares
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

  More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

                                                      Smith Barney Mutual Funds

In addition, you do not pay a deferred sales charge on:

..  Shares exchanged for shares of another Smith Barney fund
..  Shares representing reinvested distributions and dividends
..  Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

..  On payments made through certain systematic withdrawal plans
..  On certain distributions from a retirement plan
..  For involuntary redemptions of small account balances
..  For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

  Buying shares

          Through a You should contact your Service Agent to open a bro-Service Agent kerage account and make arrangements to buy shares.

                    If you do not provide the following information, your order will be rejected:

                    .Class of shares being bought
                    .Dollar amount or number of shares being bought

                    Your Service Agent may charge an annual account maintenance fee.
   --------------------------------------------------------------------------
   Through the fund Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

Smith Barney Dividend and Income Fund

                     .Write the fund at the following address:
                         Smith Barney Income Funds
                         Smith Barney Dividend and Income Fund
                         (Specify class of shares)
                         c/o PFPC Global Fund Services
                         P.O. Box 9699
                         Providence, RI 02940-9699
                     .Enclose a check to pay for the shares. For initial
                       purchases, complete and send an account applica-
                       tion.
                     .For more information, please call Smith Barney
                       Shareholder Services at 1-800-451-2010.
---------------------------------------------------------------------------------
           Through a You may authorize your Service Agent or the sub
          systematic transfer agent to transfer funds automatically from investment plan (i) a regular bank account, (ii) cash held in a broker-
                     age account opened with a Service Agent or (iii) cer-
                     tain money market funds, in order to buy shares on a
                     regular basis.

                     .Amounts transferred should be at least: $25
                       monthly or $50 quarterly
                     .If you do not have sufficient funds in your ac-
                       count on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

                     For more information, contact your Service Agent or the sub-transfer agent or consult the SAI.

---------------------------------------------------------------------------------
  Exchanging shares

        Smith Barney You should contact your Service Agent to exchange offers a distinctive into other Smith Barney funds. Be sure to read the family of funds prospectus of the Smith Barney fund into which you tailored to help are exchanging. An exchange is a taxable transaction.
    meet the varying
 needs of both large .You may exchange shares only for shares of the
           and small   same class of another Smith Barney fund. Class O
           investors   shares may be exchanged for Class L shares of
                       another Smith Barney fund. Not all Smith Barney
                       funds offer all classes.
                     .Not all Smith Barney funds may be offered in your
                       state of residence. Contact your Service Agent or
                       the transfer agent for further information.

                                                      Smith Barney Mutual Funds

                   .Exchanges of Class A, Class B, Class L and Class O
                     shares are subject to minimum investment
                     requirements (except for systematic investment
                     plan exchanges), and all shares are subject to the
                     other requirements of the fund into which ex-
                     changes are made.
                   .If you hold share certificates, the sub-transfer
                     agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
                   .The fund may suspend or terminate your ex-
                     change privilege if you engage in an excessive pat-
                     tern of exchanges.
  ---------------------------------------------------------------------------
         Waiver of Your shares will not be subject to an initial sales charge additional sales at the time of the exchange.
           charges
                   Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.
  ---------------------------------------------------------------------------
      By telephone If you do not have a brokerage account with a Service
                   Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New
                   York Stock Exchange is open. Call the Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

                   You can make telephone exchanges only between ac-
                   counts that have identical registrations.
  ---------------------------------------------------------------------------
           By mail If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

Smith Barney Dividend and Income Fund

  Redeeming shares

     Generally Contact your Service Agent to redeem shares of the fund.

               If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

               If the shares are held by a fiduciary or corporation, other documents may be required.

               Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

               If you have a brokerage account with a Service Agent,
               your redemption proceeds will be placed in your ac-
               count and not reinvested without your specific in-struction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
     ---------------------------------------------------------------------
       By mail For accounts held directly at the fund, send written requests to the fund at the following address:

                   Smith Barney Income Funds
                     Smith Barney Dividend and Income Fund
                   (Specify class of shares)
                   c/o PFPC Global Fund Services
                   P.O. Box 9699
                   Providence, RI 02940-9699

               Your written request must provide the following:

               .The name of the fund and account number
               .The class of shares and the dollar amount or
                 number of shares to be redeemed
               .Signatures of each owner exactly as the account is
                 registered
     ---------------------------------------------------------------------

                                                      Smith Barney Mutual Funds

    By telephone If you do not have a brokerage account with a Service
                 Agent, you may be eligible to redeem shares (except
                 those held in retirement plans) in amounts up to
                 $50,000 per day through the fund. You must complete
                 an authorization form to authorize telephone
                 redemptions. If eligible, you may request redemptions
                 by telephone on any day the New York Stock Exchange
                 is open. Call the Smith Barney Shareholder Services
                 at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                 (Eastern time).
                 Your redemption proceeds can be sent by check to
                 your address of record or by wire or electronic transfer
                 (ACH) to a bank account designated on your author-
                 ization form. You must submit a new authorization
                 form to change the bank account designated to receive
                 wire or electronic transfers and you may be asked to
                 provide certain other documents. The sub-transfer
                 agent may charge a fee on a wire or an electronic
                 transfer (ACH).
--------------------------------------------------------------------------------
  Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                 To qualify you must own shares of the fund with a value
                 of at least $10,000 ($5,000 for retirement plan ac-
                 counts) and each automatic redemption must be at
                 least $50. If your shares are subject to a deferred sales
                 charge, the sales charge will be waived if your auto-
                 matic payments do not exceed 1% per month of the
                 value of your shares subject to a deferred sales charge.
                 The following conditions apply:
                 .Your shares must not be represented by certificates
                 .All dividends and distributions must be reinvested
                 For more information, contact your Service Agent or consult the
                 SAI.

Smith Barney Dividend and Income Fund

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

..  Name of the fund
..  Account number
..  Class of shares being bought, exchanged or redeemed
.. Dollar amount or number of shares being bought, exchanged or redeemed .. Signature of each owner exactly as the account is registered

The fund's sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

..  Are redeeming over $50,000
..  Are sending signed share certificates or stock powers to the sub-transfer agent
..  Instruct the sub-transfer agent to mail the check to an address different from the one on your account
..  Changed your account registration
..  Want the check paid to someone other than the account owner(s)
.. Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

..  Suspend the offering of shares
..  Waive or change minimum and additional investment amounts
..  Reject any purchase or exchange order
..  Change, revoke or suspend the exchange privilege
..  Suspend telephone transactions

                                                      Smith Barney Mutual Funds

..  Suspend or postpone redemptions of shares on any day when trading on the New
   York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
.. Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.

  Dividends, distributions and taxes

Dividends and Distributions The fund generally pays dividends, if any, quarterly, and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be from both income and gains. You do not pay a sales charge on reinvested distributions or dividends. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Smith Barney Dividend and Income Fund

Transaction                          Federal tax status
Redemption or exchange of shares     Usually capital gain or loss;
                                     long-term only if shares
                                     owned more than one year
Long-term capital gain distributions Long-term capital gain
Dividends                            Ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.


After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


                                                      Smith Barney Mutual Funds

  Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.


The fund generally values its portfolio securities based on market prices or quotations. When reliable market prices or quotations are not readily available, or when SBFM believes that they are unreliable or that the value of a security has been materially affected by events occurring after the New York Stock Exchange closes, the fund may price those securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by SBFM. Fair valuation may also be used if material events occur after the close of the relevant market but prior to the close of the New York Stock Exchange. Fair value is determined in accordance with procedures approved by the fund's Board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value procedures to price the same securities.


In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.

Smith Barney Dividend and Income Fund

  Financial highlights


The financial highlights tables are intended to help you understand the performance of each class for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).


  For a Class A share of beneficial interest outstanding throughout each year ended July 31:

                                    2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
-------------------------------------------------------------------------------------
Net asset value, beginning of year   $10.18   $ 12.74   $ 14.83    $13.86    $16.52
-------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income/(2)/            0.28      0.35      0.43      0.45      0.45
 Net realized and unrealized gain
  (loss)/(2)/                          0.80     (2.53)    (1.99)     1.00      0.92
-------------------------------------------------------------------------------------
Total income (loss) from operations    1.08     (2.18)    (1.56)     1.45      1.37
-------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                (0.29)    (0.38)    (0.48)    (0.40)    (0.37)
 Net realized gains                      --        --     (0.05)    (0.08)    (3.66)
-------------------------------------------------------------------------------------
Total distributions                   (0.29)    (0.38)    (0.53)    (0.48)    (4.03)
-------------------------------------------------------------------------------------
Net asset value, end of year         $10.97   $ 10.18   $ 12.74    $14.83    $13.86
-------------------------------------------------------------------------------------
Total return                          10.85%   (17.40)%  (10.73)%   10.62%    12.27%
-------------------------------------------------------------------------------------
Net assets, end of year (millions)     $502      $519      $709      $436      $310
-------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                              1.05%     1.11%     1.02%     1.04%     1.08%
 Net investment income/(2)/            2.72      3.01      3.04      3.10      3.26
-------------------------------------------------------------------------------------
Portfolio turnover rate                  50%       40%       63%       43%       60%
-------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without adoption of this change, for the year ended July 31, 2002, those amounts for Class A shares would have been $0.36 for net investment income, $2.54 for net realized and unrealized loss, and 3.12% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


                                                      Smith Barney Mutual Funds

  For a Class B share of beneficial interest outstanding throughout each year ended July 31:

                                    2003/(1)/  2002(1)   2001(1)  2000(1) 1999(1)
---------------------------------------------------------------------------------
Net asset value, beginning of year   $10.13   $ 12.68   $ 14.78   $13.82  $16.49
---------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income/(2)/            0.23      0.28      0.34     0.37    0.38
 Net realized and unrealized gain
  (loss)/(2)/                          0.79     (2.51)    (1.98)    1.01    0.93
---------------------------------------------------------------------------------
Total income (loss) from operations    1.02     (2.23)    (1.64)    1.38    1.31
---------------------------------------------------------------------------------
Less distributions from:
 Net investment income                (0.23)    (0.32)    (0.41)   (0.34)  (0.32)
 Net realized gain                       --        --     (0.05)   (0.08)  (3.66)
---------------------------------------------------------------------------------
Total distributions                   (0.23)    (0.32)    (0.46)   (0.42)  (3.98)
---------------------------------------------------------------------------------
Net asset value, end of year         $10.92   $ 10.13   $ 12.68   $14.78  $13.82
---------------------------------------------------------------------------------
Total return                          10.26%   (17.82)%  (11.28)%  10.09%  11.78%
---------------------------------------------------------------------------------
Net assets, end of year (millions)   $   46   $    61   $   129   $  353  $  568
---------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                              1.48%     1.67%     1.47%    1.55%   1.56%
 Net investment income/(2)/            2.31      2.47      2.51     2.60    2.81
---------------------------------------------------------------------------------
Portfolio turnover rate                  50%       40%       63%      43%     60%
---------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts for Class B shares would have been $0.29 for net investment income, $2.52 for net realized and unrealized loss, and 2.58% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


Smith Barney Dividend and Income Fund

  For a Class L share of beneficial interest outstanding throughout each year ended July 31:

                                    2003/(1)/ 2002/(1)/ 2001/(1)/ 2000(1)  1999(1)
----------------------------------------------------------------------------------
Net asset value, beginning of year  $ 10.15   $ 12.70   $ 14.79   $ 13.83  $16.52
----------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income/(2)/            0.20      0.27      0.32      0.34    0.35
 Net realized and unrealized gain
  (loss)/(2)/                          0.81     (2.53)    (1.98)     1.01    0.91
----------------------------------------------------------------------------------
Total income (loss) from operations    1.01     (2.26)    (1.66)     1.35    1.26
----------------------------------------------------------------------------------
Less distributions from:
 Net investment income                (0.21)    (0.29)    (0.38)    (0.31)  (0.29)
 Net realized gain                       --        --     (0.05)    (0.08)  (3.66)
----------------------------------------------------------------------------------
Total distributions                   (0.21)    (0.29)    (0.43)    (0.39)  (3.95)
----------------------------------------------------------------------------------
Net assets value, end of year       $ 10.95   $ 10.15   $ 12.70   $ 14.79  $13.83
----------------------------------------------------------------------------------
Total return                          10.10%   (18.02)%  (11.44)%    9.87%  11.43%
----------------------------------------------------------------------------------
Net assets, end of year (000)'s     $18,202   $17,428   $20,939   $14,943  $7,508
----------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                              1.80%     1.81%     1.73%     1.80%   1.85%
 Net investment income/(2)/            1.97      2.31      2.34      2.34    2.54
----------------------------------------------------------------------------------
Portfolio turnover rate                  50%       40%       63%       43%     60%
----------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts for Class L would have been $0.28 for net investment income, $2.54 for net realized and unrealized loss, and 2.42% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


                                                      Smith Barney Mutual Funds

  For a Class O share of beneficial interest outstanding throughout each year ended July 31:


                                 2003/(1)/ 2002/(1)/ 2001/(1)/ 2000(1) 1999(1)
 -----------------------------------------------------------------------------
 Net asset value, beginning of
  year                           $10.14    $ 12.69   $ 14.79   $13.83  $16.50
 -----------------------------------------------------------------------------
 Income (loss) from operations:
  Net investment income/(2)/       0.23       0.30      0.37     0.37    0.39
  Net realized and unrealized
   gain (loss)/(2)/                0.80      (2.52)    (2.00)    1.01    0.92
 -----------------------------------------------------------------------------
 Total income (loss) from
  operations                       1.03      (2.22)    (1.63)    1.38    1.31
 -----------------------------------------------------------------------------
 Less distributions from:
  Net investment income           (0.24)     (0.33)    (0.42)   (0.34)  (0.32)
  Net realized gains                 --         --     (0.05)   (0.08)  (3.66)
 -----------------------------------------------------------------------------
 Total distributions              (0.24)     (0.33)    (0.47)   (0.42)  (3.98)
 -----------------------------------------------------------------------------
 Net asset value, end of year    $10.93    $ 10.14   $ 12.69   $14.79  $13.83
 -----------------------------------------------------------------------------
 Total return                     10.37%    (17.73)%  (11.19)%  10.13%  11.79%
 -----------------------------------------------------------------------------
 Net assets, end of year
  (000)'s                        $2,512    $ 2,986   $ 4,465   $5,738  $6,606
 -----------------------------------------------------------------------------
 Ratios to average net assets:
  Expenses                         1.51%      1.50%     1.39%    1.53%   1.50%
  Net investment income/(2)/       2.28       2.62      2.64     2.62    2.83
 -----------------------------------------------------------------------------
 Portfolio turnover rate             50%        40%       63%      43%     60%
 -----------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts for Class O shares would have been $0.32 for net investment income, $2.54 for net realized and unrealized loss and 2.73% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


Smith Barney Dividend and Income Fund

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/r/

Smith Barney Dividend and Income Fund

An investment portfolio of Smith Barney Income Funds

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance, during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.


(Investment Company Act
file no. 811-04254) FD0229 11/03

                               November 28, 2003




                      STATEMENT OF ADDITIONAL INFORMATION

                              SB Convertible Fund

                    Salomon Brothers Class A, B, 2, O and Y


                               125 Broad Street
                           New York, New York 10004
                                (800) 446-1013


   This Statement of Additional Information (the "SAI") is not a prospectus and is meant to be read in conjunction with the prospectus for the Salomon Brothers Class A, B, 2, O and Y shares of SB Convertible Fund (the "fund"), dated November 28, 2003 as amended or supplemented from time to time, and is incorporated by reference in its entirety into the prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders, which are incorporated herein by reference. The prospectus may be obtained free of charge by contacting a Citigroup Global Markets Inc. ("CGM") Financial Consultant or by writing or calling the fund at the address or telephone number set forth above. The fund is a separate investment series of Smith Barney Income Funds (the "trust").


                                   CONTENTS


Management of the Trust and the Fund................................................  2
Investment Objective and Policies...................................................  9
Risk Factors........................................................................ 23
Additional Purchase Information..................................................... 31
Additional Redemption Information................................................... 33
Shareholder Services................................................................ 34
Distributor......................................................................... 36
Valuation of Shares................................................................. 38
Performance Data.................................................................... 39
Taxes............................................................................... 42
Additional Information.............................................................. 47
Voting Rights....................................................................... 47
Financial Statements................................................................ 51
Appendix A--Ratings................................................................. 52
Appendix B--Proxy Voting Policies and Procedures.................................... 57

                     MANAGEMENT OF THE TRUST AND THE FUND

   The executive officers of the trust are employees of certain of the organizations that provide services to the trust. These organizations are the following:


                     Name                                           Service
                     ----                                           -------
Citigroup Global Markets Inc. ("CGM")           Distributor

Smith Barney Fund Management LLC ("SBFM" or     Investment adviser and administrator to the fund
  the "manager")

Salomon Brothers Asset Management Inc ("SaBAM") Sub-investment adviser to the fund

State Street Bank and Trust Company             Custodian

PFPC Global Fund Services ("PFPC Global" or the Transfer Agent
  "Transfer Agent")



   These organizations and the functions they perform for the trust are discussed in the fund's prospectus and in this SAI.


Trustees and Executive Officers of the Trust


   Overall responsibility for management and supervision of the fund rests with the trust's board of trustees. The trustees approve all significant agreements between the fund and the companies that furnish services to the fund, including agreements with the fund's distributor, manager, custodian and transfer agent. The day-to-day operations of the fund are delegated to the manager.


   The names of the trustees of the trust and executive officers of the fund, together with information as to their principal business occupations during the past five years, are set forth below. The executive officers of the fund are employees of organizations that provide services to the fund.


                                                                                              Number of
                                                                                            Portfolios in
                                               Term of Office*                              Fund Complex        Other
                              Position(s) Held  and Length of    Principal Occupation(s)     Overseen by    Directorships
Name, Address and Age            with Trust      Time Served     During Past Five Years        Trustee     Held by Trustee
---------------------         ---------------- --------------- ---------------------------- ------------- -----------------
Independent Trustees:
Lee Abraham                       Trustee           Since      Retired; Former Director of       28       Signet Group
13732 LeHavre Drive                                 1993       Galey & Lord, Liz Claiborne,               PLC (specialty
Frenchman's Creek                                              R.G. Barry Corp.                           retail jeweler)
Palm Beach Gardens, FL 33410
Age 76

Allan J. Bloostein                Trustee           Since      President of Allan Bloostein      35       Taubman
27 West 67th Street, Apt. 5FW                       1985       Associates, a consulting                   Centers Inc.
New York, NY 10023                                             firm; Former Director                      (real estate
Age 73                                                         of CVS Corp.                               investment trust)

Jane F. Dasher                    Trustee           Since      Controller of PBK Holdings        28       None
Korsant Partners                                    1999       Inc., a family investment
283 Greenwich Avenue                                           company
3rd Floor
Greenwich, CT 06830
Age 54

--------
* Each Trustee and officer serve until his or her successor has been duly elected and qualified.

                                                                                                 Number of
                                                                                               Portfolios in
                                               Term of Office*                                 Fund Complex       Other
                              Position(s) Held  and Length of      Principal Occupation(s)      Overseen by   Directorships
Name, Address and Age            with Trust      Time Served       During Past Five Years         Trustee    Held by Trustee
---------------------         ---------------- --------------- ------------------------------- ------------- ---------------
Independent Trustees:
(continued)

Donald R. Foley                   Trustee           Since      Retired                              28        None
3668 Freshwater Drive                               1999
Jupiter, FL 33477
Age 81

Richard E. Hanson, Jr.            Trustee           Since      Retired; Former Head of the          28        None
2751 Vermont Route 140                              1985       New Atlanta Jewish
Poultney, VT 05764                                             Community High School
Age 62

Dr. Paul Hardin                   Trustee           Since      Professor of Law &                   35        None
12083 Morehead                                      1999       Chancellor Emeritus at the
Chapel Hill, NC 27514-8426                                     University of North Carolina
Age 72

Roderick C. Rasmussen             Trustee           Since      Investment Counselor                 28        None
9 Cadence Court                                     1999
Morristown, NJ 07960
Age 77

John P. Toolan                    Trustee           Since      Retired                              28        John Hancock
7202 Southeast Golf Ridge Way                       1999                                                      Funds
Hobe Sound, Fl 33455
Age 73

Interested Trustee:

R. Jay Gerken**                   Trustee/          Since      Management Inc. ("CFM");             219       None
Citigroup Asset Management        Chairman          2002       Managing Director of CGM;
("CAM")                                                        Chairman, President and
399 Park Avenue                                                Director of SBFM, Travelers
New York, NY 10022                                             Investment Adviser, Inc.
Age 52                                                         ("TIA") and CitiFund
                                                               Management Inc. ("CFM");
                                                               President and Chief Executive
                                                               Officer of certain mutual funds
                                                               associated with Citigroup Inc.;
                                                               Formerly, Portfolio Manager of
                                                               Smith Barney Allocation Series
                                                               Inc. (from 1996-2001) and
                                                               Smith Barney Growth and
                                                               Income Fund (from 1996-2000)



--------

** Mr. Gerken is an "interested person" of the trust as defined in the Investment Company Act of 1940 (the "1940 Act") because he is an officer of SBFM and its affiliates.

                                                                                               Number of
                                                                                             Portfolios in
                                               Term of Office*                               Fund Complex       Other
                            Position(s) Held    and Length of     Principal Occupation(s)     Overseen by   Directorships
Name, Address and Age          with Trust        Time Served      During Past Five Years        Trustee    Held by Trustee
---------------------      ------------------- --------------- ----------------------------- ------------- ---------------
Officers

Richard L. Peteka          Chief Financial          Since      Director of CGM; Chief             N/A            N/A
Citigroup Asset Management Officer and              2002       Financial Officer and
("CAM")                    Treasurer                           Treasurer of certain mututal
125 Broad Street                                               funds associated with
11th Floor                                                     Citigroup Inc.; Director and
New York, NY 10004                                             Head of Internal Control for
Age 42                                                         Citigroup Asset Management
                                                               U.S. Mututal Fund
                                                               Administration from 1999-
                                                               2002; Vice President, Head of
                                                               Mutual Fund Administration
                                                               and Treasurer at Oppenheimer
                                                               Capital from 1996-1999

Peter D. Luke              Investment Officer       Since      Director of SaBAM and              N/A            N/A
CAM                                                 2001       Investment Officer of SBFM;
399 Park Avenue                                                Portfolio Manager of General
New York, NY 10022                                             Motors Investment
Age 59                                                         Management Corp., 1989-
                                                               2001.

Kaprel Ozsolak             Controller               Since      Vice President of CGM              N/A            N/A
CAM                                                 2002
125 Broad Street
9th Floor
New York, NY 10004
Age 37

Andrew Beagley             Chief Anti-Money         Since      Director, CGM (since 2000);        N/A            N/A
CAM                        Laundering               2002       Director of Compliance, North
399 Park Avenue            Compliance Officer                  America, Citigroup Asset
New York, NY 10022                                             Management (since 2000);
Age: 41                                                        Director of Compliance;
                                                               Europe, the Middle East and
                                                               Africa, Citigroup Asset
                                                               Management (1999-2000);
                                                               Compliance Officer, Salomon
                                                               Brothers Asset Management
                                                               Limited, Smith Barney Global
                                                               Capital (Management Inc.,
                                                               Salomon Brothers Asset
                                                               Management Asia Pacific
                                                               Limited (1997-1999)

Robert I. Frenkel          Secretary and Chief      Since      Managing Director and              N/A            N/A
CAM                        Legal Officer            2003       General Counsel, Global
300 First Stamford Place                                       Mutual Funds for CAM and its
Stamford, CT 06902                                             predecessor (since 1994)
Age: 49

   For the calendar year ended December 31, 2002, the trustees beneficially owned equity securities of the fund within the dollar ranges presented in the table below:



                                                 Aggregate Dollar Range
                                                 of Equity Securities in
                                Dollar Range of   Registered Investment
                               Equity Securities  Companies Overseen by
        Name of Trustee           in the Fund            Trustee
        ---------------        ----------------- -----------------------
        Interested Trustee:
        R. Jay Gerken.........              None        Over $100,000
        Independent Trustees:
        Lee Abraham...........              None                 None
        Allan J. Bloostein.... $10,001 - $50,000        Over $100,000
        Jane F. Dasher........ $10,001 - $50,000   $50,001 - $100,000
        Donald R. Foley.......              None        Over $100,000
        Richard E. Hanson, Jr.              None         $1 - $10,000
        Paul Hardin...........              None        Over $100,000
        Roderick C. Rasmussen.              None   $50,001 - $100,000
        John P. Toolan........              None        Over $100,000



   As of November 4, 2003, the trustees and officers of the fund, as a group, owned less than 1% of the outstanding shares of beneficial interest of the fund.


   The fund has no compensation committee of the Board or any committee performing similar functions. The fund has an administrative and governance committee composed of three independent trustees, Lee Abraham, Donald R. Foley and Richard F. Hanson, Jr., which acts as a nominating committee of the Board of Trustees.


   The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the board of trustees. The Nominating Committee will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the trust's Secretary. The Nominating Committee did not meet during the fund's most recent fiscal year.


   The fund has an audit committee ("Audit Committee"), comprised solely of members who are independent as defined in the New York Stock Exchange's ("NYSE") Listed Company Manual. The members of the Audit Committee are John Toolan, Lee Abraham and Jane F. Dasher.




   In accordance with its written charter adopted by the board of trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. The Audit Committee oversees the scope of the fund's audits, the fund's accounting and financial reporting policies and practices and their internal controls. The Audit Committee approves, and recommends to the independent trustees of the trust for their ratification, the selection, appointment, retention or termination of the trust's independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent auditors and all permissible non-audit services provided by the trust's independent auditors to SBFM and any affiliated service providers if the engagement relates directly to the fund's operations and financial reporting. During the most recent fiscal year, the Audit Committee met once.



   The fund also has a pricing committee composed of the Chairman of the Board and one independent trustee which is charged with determining fair value prices for securities when required. During the most recent fiscal year the pricing committee met five times.



   The fund has an investment committee comprised of Mssrs. Bloostein, Hardin, Rasmussen and Toolan.



   No independent trustee owned (nor did certain family members of those trustees own) securities in the manager, CGM, or any person directly or indirectly controlling, controlled by, or under common control with the manager or CGM as of November 4, 2003.

   No officer, trustee or employee of CGM or any CGM parent or subsidiary receives any compensation from the trust for serving as an officer or trustee of the trust. Fees for trustees who are not "interested persons" of the trust and who are trustees of a group of funds sponsored by CGM are set at $60,000 per annum and are allocated based on relative net assets of the funds in the group plus a per meeting fee of $2,500 with respect to in-person meetings. In addition, these trustees received $500 per fund for each telephone meeting plus travel and out-of-pocket expenses incurred in connection with board meetings. The board meeting fees and out-of-pocket expenses are borne proportionately by each individual fund or portfolio in the group. For the fiscal year ended July 31, 2003, such travel and out-of-pocket expenses totaled $13,229.


   The following table shows the compensation paid by the fund to each trustee during the fund's last fiscal year. None of the officers of the fund received any compensation from the fund for such period. The board meeting fees and out-of-pocket expenses are borne equally by each individual fund or portfolio in the group. Officers and interested trustees of the fund are compensated by CGM.


   For the fiscal year ended July 31, 2003 and the calendar year ended December 31, 2002, the trustees of the trust were paid the following compensation:



                              Aggregate        Aggregate       Number of
                             Compensation  Compensation from Portfolios for
                            from the Fund  the Fund and the   Which Person
                            for the Fiscal Fund Complex for      Served
                              Year ended    the Year Ended    Within Fund
     Trustee                July 31, 2003  December 31, 2002    Complex
     -------                -------------- ----------------- --------------
     Lee Abraham...........     $2,338         $ 75,000            28
     Allan J. Bloostein....      2,338          122,250            35
     Jane Dasher...........      2,400           76,200            28
     Donald R. Foley*......      1,326           75,000            28
     R.J. Gerken+..........          0                0           219
     Richard E. Hanson, Jr.      2,338           73,900            28
     Paul Hardin...........      2,325          132,300            35
     Roderick C. Rasmussen*      1,438           75,200            28
     John P. Toolan*.......      2,313           73,400            28

--------
+  Designates a trustee who is an "interested person" of the fund.

* Pursuant to the trust's deferred compensation plan, the indicated trustees have elected to defer the following amounts of their compensation from the fund: Donald R Foley: $5,680, Roderick C. Rasmussen: $7,100 and John P.
   Toolan: $19,300, and the following amounts of their total compensation from the Fund Complex: Donald R. Foley: $75,000, Roderick C. Rasmussen: $75,200 and John P. Toolan: $73,400.



   Upon attainment of age 72 the trust's current trustees may elect to change to emeritus status. Any trustees elected or appointed to the Board of Trustees in the future will be required to change to emeritus status upon attainment of age 80. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the trust's trustees, together with reasonable out-of-pocket expenses for each meeting attended. During the trust's last fiscal year, no aggregate compensation was paid by the fund to Emeritus Trustees.



Investment Adviser, Sub-Investment Adviser and Administrator



   SBFM serves as investment adviser to the fund pursuant to a separate written agreement with the fund (the "Advisory Agreement") and is located at 399 Park Avenue, New York, NY 10022. SBFM is an indirect wholly owned subsidiary of Citigroup, Inc. SBFM, located at 399 Park Avenue, New York, NY 10022, serves as investment adviser to each funds pursuant to a separate written agreement with the relevant fund (each, an "advisory agreement"). SBFM is an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"). The advisory agreements were most recently approved by the board of trustees, including a majority of the trustees who are not "interested persons" of the trust ("Independent Trustees") or SaBaM and SBFM ("Advisers"), on June 25, 2003. SBFM also serves as administrator (the "Administrator") to each fund pursuant to a separate written agreement dated May 4, 1994 (the "administration agreement"), which was most recently approved by the board on June 25, 2003. The fund's board of trustees approved the transfer and assignment of the sub-advisory agreement for Diversified Strategic Income Fund from Smith Barney Global Capital Management, Inc. ("Global Capital") to CAM LTD effective on March 14, 2003. Global Capital and CAM LTD are both affiliates of SBFM. SaBaM serves as sub-investment adviser to Convertible Fund pursuant to a written agreement dated November 22, 1999. The agreements between SaBAM and CAM LTD as sub-investment adviser and SBFM were most recently approved by the fund's board of trustees, including a majority of the Independent Trustees, on June 25, 2003.



   Certain of the services provided to the trust by SBFM and the sub-investment adviser ("collectively the "manager") are described in the prospectus under "Management of the Trust and the Fund." SBFM and the sub-investment adviser pay the salaries of all officers and employees who are employed by both them and the trust, and maintain office facilities for the trust. In addition to those services, SBFM furnishes the trust with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the trust, prepares reports to the fund's shareholders and prepares tax returns, reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities. SBFM and the sub-investment adviser bear all expenses in connection with the performance of their services. SBFM renders investment advice to investment companies that had aggregate assets under management as of September 30, 2003 in excess of $110.4 billion.



   Each of the Advisory Agreement and the Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the fund's Board of Trustees or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the independent trustees of the fund's board with such independent trustees casting votes in person at a meeting called for such purpose. In approving the continuation of the fund's Advisory Agreement and Sub-Advisory Agreement, the board, including the independent trustees ("Independent Trustee"), considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by SBFM or its affiliates in connection with providing services to the fund, compared the fees charged by SBFM to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by SBFM with respect to the fund. The board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and SBFM services, and benefits potentially accruing to SBFM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of SBFM, as well as research services received by SBFM from broker-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information as they deemed necessary, the board concluded that the continuation of the Advisory Agreement and Sub-Advisory Agreement was in the best interests of the fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining to renew the agreements with SBFM and SaBAM. The independent trustees were advised by separate independent legal counsel throughout the process. The fund or SBFM may terminate the Advisory Agreement on sixty days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Agreement has similar termination provisions.



   SaBAM provides discretionary and non-discretionary portfolio management services to a wide variety of individual and institutional accounts, including, but not limited to, banks or thrift institutions, retirement plans, pension and profit-entities, registered investment companies and unregistered domestic and offshore funds. As of September 30, SaBAM had in excess of $49.8 in assets under management. SaBAM was organized as a Delaware corporation in 1987 and its principal business address is 399 Park Avenue, New York, New York 10022. SaBAM is an indirect wholly owned subsidiary of Citigroup Inc.

   As compensation for investment advisory services, the fund pays SBFM a fee computed daily and paid monthly at the annual rate of 0.50% of the value of the fund's average daily net assets. As compensation for sub-advisory services, SBFM pays SaBAM a fee of 0.40% from SBFM's fee.


   For the periods below, the fund paid investment advisory fees to SBFM as follows:


                           For the Fiscal Year Ended July 31:
                           ----------------------------------
                             2001        2002        2003
                            --------    --------    --------
                           $633,239    $624,146    $580,360


   As compensation for administrative services, the fund pays the Administrator a fee computed daily and paid monthly at the annual rate of 0.20% of the fund's average daily net assets. For the periods shown below, the fund paid administrative fees to SBFM as follows:


                           For the Fiscal Year Ended July 31:
                           ----------------------------------
                             2001        2002        2003
                            --------    --------    --------
                           $253,296    $249,658    $232,144



   For the fiscal years ended July 31, 2001, July 31, 2002 and July 31, 2003, the fund paid SaBAM sub-investment advisory fees of $506,591, $499,317 and $464,288, respectively.



   The trust bears expenses incurred in its operations, including: taxes, interest, brokerage fees and commissions, if any; fees of trustees who are not officers, directors, shareholders or employees of CGM or SBFM; SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or Board of Trustees of the trust.


Auditors


   KPMG LLP, 757 Third Avenue, New York, New York 10017 has been selected as the trust's independent auditor to examine and report on the trust's financial statements and highlights for the fiscal year ending July 31, 2004.


Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the Trust, SBFM, SaBAM and the principal underwriter have adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.


   Copies of the Codes of ethics of the fund, SBFM, SaBAM and the principal underwriter are on file with the SEC.



Proxy Voting Procedures



   Although individual Board members may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

   Attached as Appendix B are the summary of the guidelines and procedures that the funds use to determine how to vote proxies relating to portfolio securities, including the procedures that the funds use when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the manager or any affiliated person of the fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with a fund's investment objectives.


                       INVESTMENT OBJECTIVE AND POLICIES

   The prospectus discusses the investment objective of the fund and the policies to be employed to achieve the objective. This section contains supplemental information concerning the types of securities and other instruments in which the fund may invest, the investment policies and portfolio strategies that the fund may utilize and certain risks attendant to such investments, policies and strategies.


   The fund has a fundamental policy that, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, are invested in convertible securities. These are securities that may be converted to common stock or other equity interests in the issuer at a predetermined price or rate. The fund also may invest up to 20% of its total assets in "synthetic convertible securities." Synthetic convertible securities are created by combining non-convertible preferred shares or debt securities with common stocks, warrants or call options. These synthetic instruments are designed to perform like convertible securities of a particular company.


   The fund may invest up to 25% of its total assets in foreign securities. The fund may invest in securities rated below investment grade and unrated securities of comparable quality. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally and internationally recognized rating agencies or if unrated, of similar credit quality.


   For temporary defensive purposes, when deemed appropriate by the fund's sub-investment adviser in light of current market conditions, the fund may invest in any type of money market instruments and cash, short term debt securities or cash without limitation. In seeking to achieve its investment objective, the fund may write covered call options, lend portfolio securities and enter into short sales "against the box." The fund may utilize up to 10% of its total assets to purchase put options on securities for hedging purposes. The fund may utilize up to 50% of its total assets as collateral for short sales against the box.


Other Investment Policies


   U.S. Government Securities. U.S. government securities include debt obligations of varying maturities issued or guaranteed by the U.S. government or its agencies or instrumentalities ("U.S. government securities"). U.S. government securities include not only direct obligations of the United States Treasury, but also securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, International Bank for Reconstruction and Development, and Resolution Trust Corporation. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and Federal Home Loan Mortgage Corporation ("FHLMC"), are mortgage-related securities. Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, the fund will invest in obligations issued by such an instrumentality only if the manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.

   Bank Obligations. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.



   Obligations of foreign branches of U.S. banks, such as certificates of deposit ("CDs") and time deposits ("TDs"), may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank. CDs issued by wholly owned Canadian subsidiaries of U.S. banks are guaranteed as to repayment of principal and interest, but not as to sovereign risk, by the U.S. parent bank.



   Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.



   In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign banks and foreign branches of U.S. banks, the manager will carefully evaluate such investments on a case-by-case basis.



   Savings and loan associations whose CDs may be purchased by the fund are members of the Federal Home Loan Bank and are insured by the SAIF. As a result, such savings and loan associations are subject to regulation and examination.


   Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar debt securities issued by companies.


   Ratings as Investment Criteria. In general, the ratings of nationally recognized statistical ratings organizations ("NRSROs") represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the fund as initial criteria for the selection of fixed income securities, but the fund also will rely upon the independent advice of the manager to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest, and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.



   Subsequent to its purchase by the fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events will require sale of such securities by the fund, but the sub-investment adviser will consider such events in its determination of whether the fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.



   When-Issued Securities and Delayed-Delivery Transactions. In order to secure yields or prices deemed advantageous at the time, the fund may purchase or sell securities on a when-issued or delayed-delivery basis. The fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on those securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The fund will establish a segregated account consisting of cash and liquid securities having a value equal to or greater than the fund's purchase commitments, provided such securities have been determined by the manager to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the trustees. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's total assets.



   Fixed income securities are normally subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, the public's perception of the creditworthiness of the issuers. In general, fixed income securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of fixed income securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.


   In the case of the purchase of securities on a when-issued or delayed-delivery basis by the fund, the fund will meet its obligations on the settlement date from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of the securities purchased on a when-issued or delayed-delivery basis (which may have a value greater or less than the fund's payment obligations).


   Zero Coupon Bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity. The fund may also invest in hybrid zero coupon securities which possess qualities of both zero coupon and coupon bonds.


   Repurchase Agreements. The fund may engage in repurchase agreements with certain member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The manager, acting under the supervision of the trust's board of trustees, reviews on an ongoing basis the value of the collateral and creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.



   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the board. The fund will not lend portfolio securities to CGM unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, the fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party which is unaffiliated with the fund and is acting as a "finder." Generally, the borrower will be required to make payments to the fund in lieu of any dividends the fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as "qualified dividend income" for purposes of determining what portion of the fund's regular dividends (as defined below) received by individuals may be taxed at, the rates generally applicable to long-term capital gains (see "taxes").


   By lending its securities, the fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The fund will comply with the following conditions whenever its portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the trust's board of trustees must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by SBFM to be of good standing and will not be made unless, in the judgment of SBFM, the consideration to be earned from such loans would justify the risk.

   Medium-, Low- and Unrated Securities. The fund may invest in medium- or low-rated securities and unrated securities of comparable quality. Generally, these securities offer a higher current yield than the yield offered by higher-rated securities, but involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Medium- and low-rated and comparable unrated securities: (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Thus, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the fund with a commensurate effect on the value of the fund's shares.


   While the market values of medium- and low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, medium- and low-rated and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In addition, the markets in which medium- and low-rated or comparable unrated securities are traded generally are more limited than those in which higher-rated securities are traded. The existence of limited markets for these securities may restrict the availability of securities for the fund to purchase and also may have the effect of limiting the ability of the fund to: (a) obtain accurate market quotations for purposes of valuing securities and calculating net asset value and (b) sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. A major economic recession could likely disrupt severely the market for medium- and low-rated and comparable unrated securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.



   Fixed-income securities, including medium- and low-rated and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the fund. If an issuer exercises these rights during periods of declining interest rates, the fund may have to replace the security with a lower yielding security, resulting in a decreased return to the fund.


   Securities that are rated Ba by Moody's or BB by S&P have speculative characteristics with respect to capacity to pay interest and repay principal. Securities that are rated B generally lack characteristics of a desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities that are rated Caa or CCC are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.


   In light of the risks described above, the manager, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.


   Options on Securities. The fund may purchase and write covered call and secured put options. The fund may enter into closing transactions with respect to the options transactions in which it may engage. The fund may utilize up to 10% of its total assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time.


   A call is covered if the fund (a) owns the optioned securities, (b) maintains in a segregated account cash or liquid securities having a value equal to or greater than the fund's obligations under the call, provided such securities have been determined by the manager to be liquid and unencumbered pursuant to guidelines established by the trustees ("eligible segregated assets") or (c) owns an offsetting call option.


   Writing call and put options. When the fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund forgoes any gain from an increase in the market price of the underlying security over the exercise price. When the fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When the fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. For the purchase of a put to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put is sold in a closing sale transaction; otherwise, the purchase of the put effectively increases the cost of the security and thus reduces its yield.

   The fund may write puts on securities only if they are "secured." A put is "secured" if the fund maintains cash or other eligible segregated assets with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price.

   The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.


   Options written by the fund normally will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The fund may write (a) in-the-money call options when SBFM or the sub-investment adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when SBFM or the sub-investment adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when SBFM or the sub-investment adviser expects that the price of the underlying security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.


   So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the fund to deliver (in the case of a call) or take delivery of (in the case of a put) the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") or similar foreign clearing corporation and of the securities exchange on which the option is written.

   Purchasing call and put options. The fund may purchase put and call options that are traded on a domestic securities exchange. By buying a put, the fund limits the risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A call option may be purchased by the fund in order to acquire the underlying securities for the fund at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. The fund also may purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.

   Closing transactions. The fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the fund would purchase, prior to the holder's exercise of an option that the fund has written, an option of the same series as that on which the fund desires to terminate its obligation. The obligation of the fund under an option that it has written would be terminated by a closing purchase transaction, but the fund would not be deemed to own an option as the result of the transaction. There can be no assurance that the fund will be able to effect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, the fund will write options only if a secondary market for the options exists on a domestic securities exchange or in the over-the-counter market.


   There can be no assurance that a liquid secondary market will exist at a given time for any particular option.


   An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of this fact and current trading conditions, the fund expects to purchase only call or put options issued by the Clearing Corporation. The fund expects to write options only on U.S. securities exchanges.

   The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether the fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium that the fund initially paid for the original option plus the related transaction costs.

   Although the fund generally will purchase or write only those options for which SBFM or the sub-investment adviser believes there is an active secondary market, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. At times in the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have rendered inadequate certain of the facilities of the Clearing Corporation as well as U.S. and foreign securities exchanges and resulted in the institution of special procedures such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.


   Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class that may be held, written or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of the manager and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

   In the case of options that are deemed covered by virtue of the fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or borrow temporarily the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

   Additional risks exist with respect to certain U.S. government securities for which the fund may write covered call options. If the fund writes covered call options on mortgage-backed securities, the securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of those securities.

   Currency Transactions. The fund's dealings in forward currency exchange transactions will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its securities. Position hedging, generally, is the sale of forward currency contracts with respect to portfolio security positions denominated or quoted in the currency. The fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value of the security at any time, or securities held in its portfolio denominated or quoted in, or currently convertible into (such as through exercise of an option or consummation of a forward currency contract) that particular currency. If the fund enters into a transaction hedging or position hedging transaction, it will cover the transaction through one or more of the following methods: (a) ownership of the underlying currency or an option to purchase such currency; (b) ownership of an option to enter into an offsetting forward currency contract; (c) entering into a forward contract to purchase currency being sold, or to sell currency being purchased, provided that such covering contract is itself covered by any one of these methods unless the covering contract closes out the first contract; or
(d) depositing into a segregated account with the custodian or a sub-custodian of the fund cash or readily marketable securities in an amount equal to the value of the fund's total assets committed to the consummation of the forward currency contract and not otherwise covered. In the case of transaction hedging, any securities placed in the account must be liquid debt securities. In any case, if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the above amount. Hedging transactions may be made from any foreign currency into dollars or into other appropriate currencies.

   At or before the maturity of a forward contract, the fund may either sell a portfolio security and make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The cost to the fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase.

   Futures Activities. The fund may enter into futures contracts and/or options on futures contracts that are traded on a U.S. exchange or board of trade. These investments may be made by the fund for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions but not for purposes of speculation.


   Futures Contracts. The fund may acquire or sell a futures contract to mitigate the effect of fluctuations in interest rates, currency values or market conditions (depending on the type of contract) on portfolio securities without actually buying or selling the securities.



   In purchasing and selling futures contracts and related options, the fund will comply with the following policies. Futures and related options will be used solely for bona fide hedging purposes (or the underlying commodity value of the fund's long positions will not exceed the sum of certain identified liquid investments) and (b) the fund will not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the fund's total assets. In order to prevent leverage in connection with the purchase of futures contracts by the fund, an amount of cash or other eligible segregated assets equal to the margin requirements of futures contracts purchased will be maintained in a segregated account on the books of the fund or with State Street Bank and Trust Company. The fund will engage only in futures contracts and related options which are listed on a national commodities exchange. The fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.


   Interest Rate Futures Contracts. The fund may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Interest rate futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are interest rate futures contracts based on securities such as long-term Treasury bonds, Treasury notes, GNMA certificates and three-month Treasury bills.


   Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into an interest rate futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the interest rate futures contract might be accomplished more easily and quickly. For example, if the fund holds long-term U.S. government securities and the manager anticipates a rise in long-term interest rates, the fund could, in lieu of disposing of its portfolio securities, enter into interest rate futures contracts for the sale of similar long-term securities. If interest rates increased and the value of the fund's securities declined, the value of the fund's interest rate futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have declined. Similarly, entering into interest rate futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the manager expects long-term interest rates to decline, the fund might enter into interest rate futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities that it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.



   Stock Index Futures Contracts. The fund may purchase and sell stock index futures contracts. These transactions will be made by the fund solely for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in market conditions and will be made when the transactions are economically appropriate to the reduction of risks inherent in the management of the fund. A stock index futures contract is an agreement under which two parties agree to take or make delivery of the amount of cash based on the difference between the value of a stock index at the beginning and at the end of the contract period. When the fund enters into a stock index futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the stock index fluctuates, either party to the contract is required to make additional margin deposits, known as "variation margin," to cover any additional obligation that it may have under the contract.


   Successful use of stock index futures contracts by the fund is subject to certain special risk considerations. A liquid stock index futures market may not be available when the fund seeks to offset adverse market movements. In addition, there may be an imperfect correlation between movements in the securities included in the index and movements in the securities in the fund. Successful use of stock index futures contracts is further dependent on SBFM's or SaBAM's ability to predict correctly movements in the direction of the stock markets and no assurance can be given that its judgment in this respect will be correct.


   No consideration is paid or received by the fund upon entering into a futures contract. Initially, the fund will be required to deposit with its custodian an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount, known as initial margin, is in the nature of a performance bond or good faith deposit on the contract and is returned to the fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as variation margin, will be made daily as the price of the securities, currency or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will terminate the fund's existing position in the contract.


   Several risks are associated with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the ability of the manager to predict correctly movements in interest rates, stock or bond indices or foreign currency values. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities, currency or index and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or currency values.


   Although the fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin and an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

   If the fund has hedged against the possibility of a change in interest rates or currency or market values adversely affecting the value of securities held in its portfolio and rates or currency or market values move in a direction opposite to that which the fund has anticipated, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

   Options on Futures Contracts. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. The fund may purchase put options on interest rate futures contracts in lieu of, and for the same purpose as, sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying interest rate futures contract in the same manner as it may purchase puts on securities provided they are similarly "secured." An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying future currency at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract, and the fund will set aside cash and liquid securities sufficient to purchase the amount of portfolio securities represented by the underlying futures contracts.

   Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options on interest rate and foreign currency futures will be based upon predictions by SBFM or the sub-investment adviser as to anticipated trends in interest rates and currency values, as the case may be, which could prove to be incorrect. Even if the expectations of SBFM or the sub-investment adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities or the currencies being hedged.


   Securities of Other Investment Companies. The fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, the fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the fund's total assets and (iii) when added to all other investment company securities held by the fund, do not exceed 10% of the value of the fund's total assets.



   To the extent the fund invests in securities of other investment companies, the fund's shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the fund's investments in such investment companies are subject to limitations under the 1940 Act and market availability.



   Index-Related Securities ("Equity Equivalents"). The fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average),

SPDRs or Standard & Poor's Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), iShares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.



   Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund's assets across a broad range of equity securities.


   The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

   Foreign Investments. Investors should recognize that investing in foreign companies involves certain considerations which are not typically associated with investing in U.S. issuers. Since the fund may invest in securities denominated in currencies other than the U.S. dollar, and may temporarily hold funds in bank deposits or other money-market investments denominated in foreign currencies, the fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the fund's total assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gain, if any, to be distributed to shareholders by the fund.


   The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the Unites States and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.


   Certain securities held by the fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the fund, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

   Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on fund liquidity, the fund will avoid investing in countries which are known to experience settlement delays which may expose the fund to unreasonable risk of loss.


   The interest payable on the fund's foreign securities may be subject to foreign withholding taxes, which will reduce the fund's return net investment. Additionally, the operating expenses of the fund can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the fund, such as custodial costs, valuation costs and communication costs, are higher than those costs incurred by such other investment companies.


   The fund may also purchase American Depository Receipts ("ADRs"), American Depository Debentures, American Depository Notes, American Depository Bonds, European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"), or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements.

   Convertible Securities and Synthetic Convertible Securities. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

   As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

   Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.


   Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on Nasdaq. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.



   Temporary Investments. When the manager believes that market conditions warrant, the fund may adopt a temporary defensive posture and may invest in short-term instruments without limitation. Short-term instruments in which the fund may invest include: U.S. government securities; certain bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or an equivalent rating by any other NRSRO or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to securities in which the fund may invest.



   Short Sales Against the Box. The fund may enter into a short sale of common stock such that, when the short position is open, the fund involved owns an equal amount of preferred shares or debt securities convertible or exchangeable without payment of further consideration into an equal number of shares of the common stock sold short. The fund will enter into this kind of short sale, described as "against the box," for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date, when the fund delivers the convertible securities to close out its short position. Although the fund will have to pay an amount equal to any dividends paid on the common stock sold short prior to delivery, it will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The fund will deposit, in a segregated account with its custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box.







   Rule 144A Securities. The fund may purchase Rule 144A Securities, which are unregistered securities restricted to purchase by "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933. Because Rule 144A Securities are freely transferable among qualified institutional buyers, a liquid market may exist among such buyers. The board of trustees has adopted guidelines and delegated to SBFM the daily function of determining and monitoring liquidity of Rule 144A Securities. However, the board of trustees maintains sufficient oversight and is ultimately responsible for the liquidity determinations. Investments in restricted securities such as Rule 144A Securities could have the effect of increasing the level of illiquidity in the fund to the extent that there is temporarily no market for these securities among qualified institutional buyers.


   Real Estate Investment Trusts. The fund may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of the

REIT is affected by changes in the value of the properties owned by the REIT or security mortgage loans held by the REIT. REITS are dependent upon cash flow from its investments to repay financing costs and the management skill of the REIT's manager. REITS are also subject to risks generally associated with investments in real estate.

   Restricted and Illiquid Securities. The fund may invest up to 15% of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and related options for which a liquid secondary market does not exist and (c) time deposits maturing in more than seven calendar days. The above restriction does not apply to Rule 144A Securities.


   The sale of securities that are not publicly traded is typically restricted under the federal securities laws. As a result, the fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the manager believes it desirable to do so. The fund's investments in illiquid securities are subject to the risk that should the fund desire to sell any of these securities when a ready buyer is not available at a price that the fund deems representative of their value, the value of the fund's total assets could be adversely affected.


                                 RISK FACTORS

   The following risk factors are intended to supplement the risks described above and those in the fund's prospectuses.

   General. Investors should realize that risk of loss is inherent in the ownership of any securities and that the fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.


   Warrants. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. Investment in warrants, valued at the lower of cost or market, may not exceed 10% of the value of the fund's total assets. Included within that amount, but not to exceed 5% of the value of the fund's total assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities may be deemed to be without value.


   Securities of Unseasoned Issuers. Securities in which the fund may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may be issued by companies that lack a significant operating history and are dependent on products or services without an established market share.

   Fixed Income Securities. Investments in fixed income securities may subject the fund to risks, including the following:

   Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

   Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the fund to sustain losses on such investments. A default could impact both interest and principal payments.

   Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the fund will suffer from the inability to invest in higher yield securities.


   Lower Rated Fixed Income Securities. Securities which are rated BBB by the Standard & Poor's Division of the McGraw-Hill Companies, the ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody's or BBB by S&P may have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds ("junk bonds") have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.


   Repurchase Agreements. The fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.


   Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the fund may invest up to 25% of its foreign securities, changes in foreign currency exchange rates will, to the extent the fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.



   There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their price more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the fund. Capital gains are also subject to taxation in some foreign countries.


   Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the fund's investments are denominated relative to the U.S. dollar will affect the fund's net asset value.

Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the fund's securities are quoted would reduce the fund's net asset value per share.

   Special Risks of Countries in the Asia Pacific Region. Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea.






   Derivative Instruments. In accordance with its investment policies, the fund may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every fund investment also involves a risk that the portfolio manager's expectations will be wrong. Transactions in derivative instruments often enable the fund to take investment positions that more precisely reflect the portfolio manager's expectations concerning the future performance of the various investments available to the fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.


   Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency transactions. The following are the principal risks associated with derivative instruments.

   Market risk: The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

   Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

   Credit risk: The risk that the issuer of the instrument may default on its obligation to pay interest and principal.

   Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the fund are not readily marketable and are subject to the fund's restrictions on illiquid investments.

   Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

   Each derivative instrument purchased for the fund's portfolio is reviewed and analyzed by the fund's portfolio manager to assess the risk and reward of each such instrument in relation to the fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the fund and its shareholders.


   Special Risks of Writing Options. Option writing for the fund may be limited by position and exercise limits established by national securities exchanges and by requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company. In addition to writing covered call options to generate current income, the fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedge position. The fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The fund will engage in hedging transactions only when deemed advisable by the manager. Successful use by the fund of options will be subject to the manager's ability to predict correct movements in the direction of the stock or index underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the fund's performance.


   The ability of the fund to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While the fund generally will write options only if a liquid secondary market appears to exist for the options purchased or sold, for some options no such secondary market may exist or the market may cease to exist. If the fund cannot enter into a closing purchase transaction with respect to a call option it has written, the fund will continue to be subject to the risk that its potential loss upon exercise of the option will increase as a result of any increase in the value of the underlying security. The fund could also face higher transaction costs, including brokerage commissions, as a result of its options transactions.

   Special Risks of Using Futures Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.


   Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The fund, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where the fund enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other fund assets.


   Furthermore, in the case of a futures contract purchase, in order to be certain that the fund has sufficient assets to satisfy its obligations under a futures contract, the fund segregates and commits to back the futures contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

   Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.



Investment Restrictions


   The trust has adopted investment restrictions 1 through 8 below as fundamental policies with respect to the fund, which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the fund. A "majority" is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of the outstanding shares. Investment restrictions 9 through 16 may be changed by vote of a majority of the board of trustees at any time.


   The investment policies adopted by the Trust prohibit the fund from:

      1. Investing in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Investing in "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      3. Investing more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      4. Borrowing money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transaction.


      5. Purchasing securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box" and make short sales or maintain a short position). For purposes of this restriction the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.


      6. Making Loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      7. Underwriting securities issued by other persons, except to the extent that the fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      8. Purchasing or selling real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); (d) investing in real estate investment trust securities; or (e) investing in gold bullion and coins or receipts for gold.

      9. Investing in oil, gas or other mineral exploration or development programs, except that the fund may invest in the securities of companies that invest in or sponsor those programs.

      10. Writing or selling puts, calls, straddles, spreads or combinations thereof, except as permitted under the fund's investment objective and policies.

      11. Purchasing restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable if more than 15% of the total assets of the fund would be invested in such securities.

      12. Purchasing any security if as a result the fund would then have more than 10% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

      13. Making investments for the purpose of exercising control or management.

      14. Purchasing or retaining securities of any company if, to the knowledge of the trust, any of the trust's officers or trustees or any officer or director of SBFM individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.




      15. Investing in warrants other than those acquired by the fund, except Convertible Fund, as part of a unit or attached to securities at the time of purchase (except as permitted under a fund's investment objective and policies) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the fund's total assets (for Convertible Fund, would exceed 10% of the value of the fund's total assets). At no time may more than 2% of the fund's total assets (for Convertible Fund, at no time may more than 5% of the fund's total assets) be invested in warrants not listed on a recognized U.S. or foreign stock exchange, to the extent permitted by applicable state securities laws.


      16. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

Portfolio Turnover


   The fund does not intend to seek profits through short-term trading. Nevertheless, the fund will not consider portfolio turnover rate a limiting factor in making investment decisions. High portfolio turnover involves correspondingly greater transaction costs, (including brokerage commissions, which are borne directly by the fund) and may increase the recognition of short-term, rather than long-term capital gains.



   Under certain market conditions, the fund may experience increased portfolio turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by the fund (due to appreciation of the underlying security in the case of call options on securities or depreciation of the underlying security in the case of put options on securities) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% also would occur if all of the fund's securities that are included in the computation of turnover were replaced once during a one-year period. High portfolio turnover involves correspondingly greater transaction costs, (including brokerage commissions, which are borne directly by the fund) and may increase the recognition of short-term, rather than long-term capital gains. The fund's turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation.

   Certain other practices which may be employed by the fund also could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what SBFM or the sub-investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.


   For the fiscal years ended July 31, 2002 and 2003, the portfolio turnover rates were as follows:



                                   For the Fiscal Year Ended July 31:
                                   ----------------------------------
                                   2002              2003
                                   ----              ----
                                   115%              133%


Portfolio Transactions


   Decisions to buy and sell securities for the fund are made by the fund's sub-investment adviser, subject to the overall review of the Trust's board of trustees. Although investment decisions for the fund are made independently from those of the other accounts managed by the fund's sub-investment adviser, investments of the type the fund may make also may be made by those other accounts. When a fund and one or more other accounts managed by the fund's sub-investment adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the fund's sub-investment adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.



   Allocation of transactions on behalf of the fund, including their frequency, to various dealers is determined by the fund's sub-investment adviser in its best judgment and in a manner deemed fair and reasonable to the fund's shareholders. The primary considerations of the fund's sub-investment adviser in allocating transactions are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the fund's sub-investment adviser may receive orders for portfolio transactions by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by the fund's sub-investment adviser, and the fees of the fund's sub-investment adviser are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to the fund's sub-investment adviser in serving both the fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the fund's sub-investment adviser in carrying out its obligations to the fund.



   Most of the purchases and sales of securities by the fund, whether transacted on a securities exchange or over the counter, will be made in the primary trading market for the securities. The primary trading market for a given security is generally located in the country in which the issuer has its principal office. Day-to-day investment decisions are made by SaBAM, subject to the supervision of SBFM. Although investment decisions for the fund are made independently from those of the other accounts managed by the sub-investment adviser, investments of the type that the fund may make also may be made by those other accounts. When a fund and one or more other accounts managed by the sub-investment adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the sub-investment adviser to be equitable to each. In some cases this procedure may adversely affect the price paid or received by a fund, or the size of the position obtained or disposed of by the fund.

   Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Commissions generally are fixed on most foreign exchanges. There is generally no stated commission in the case of securities traded in U.S. or foreign over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality. The table below sets forth certain information regarding the fund's payment of brokerage commissions.




Total Brokerage Commissions Paid


   Fiscal Year
   -----------
   2001............................................................. $150,455
   2002.............................................................   82,807
   2003.............................................................  136,651


Brokerage Commissions Paid to CGM


Fiscal Year
-----------
2001.................................................................... $1,500
2002....................................................................     --
2003....................................................................     --


% of Total Brokerage Commissions Paid to CGM


         Fiscal Year
         -----------
         2001................................................... 1.00%
         2002...................................................   --
         2003...................................................   --


% of Total Dollar Amount of Transactions Involving Commissions Paid to CGM


         Fiscal Year
         -----------
         2001................................................... 1.05%
         2002...................................................   --
         2003...................................................   --



   During the fiscal year ended July 31, 2003 the fund directed $136,651 in brokerage commissions.



   In selecting brokers or dealers to execute securities transactions on behalf of the fund, the manager seeks the best overall terms available. In assessing the best overall terms available for any transaction, the manager will consider the factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Sub-Advisory Agreement authorizes the manager, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the trust, the other funds and/or other accounts over which the manager or its affiliates exercise investment discretion. The fees under the Advisory Agreement and the Sub-Advisory and/or administration Agreements are not reduced by reason of their receiving such brokerage and research services. Further, CGM will not participate in commissions brokerage given by the fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom. The trust's board of trustees periodically will review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the trust.



   To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, the board of trustees has determined that transactions for the fund may be executed through CGM and other affiliated broker-dealers if, in the judgment of the manager, the use of such broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, such broker-dealer charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, CGM may directly execute such transactions for the fund on the floor of any national securities exchange, provided (a) the trust's board of trustees has expressly authorized CGM to effect such transactions, and (b) CGM annually advises the trust of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The fund will not purchase any security, including U.S. government securities during the existence of any underwriting or selling group relating thereto of which CGM is a member, except to the extent permitted by the SEC.


   The fund may use CGM as a commodities broker in connection with entering into futures contracts and options on futures contracts. CGM has agreed to charge the fund commodity commissions at rates comparable to those charged by CGM to its most favored clients for comparable trades in comparable accounts.


   The board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the funds may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit a fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.


                        ADDITIONAL PURCHASE INFORMATION

Timing of Purchase Orders


   Orders for the purchase of the fund's Salomon Brothers shares received by selected dealers by the close of regular trading on the NYSE (currently, 4:00 p.m., New York time) on any day that the fund calculates its net asset value and either transmitted to CGM [by the close of its business day (normally 5:00 p.m., New York time), or transmitted by dealers to the Transfer Agent, through the facilities of the National Securities Clearing Corporation ("NSCC") by 7:00 p.m., New York time,] on that day will be priced according to the net asset value determined on that day plus any applicable sales charge. Otherwise, the orders will be priced as of the time the net asset value is next determined. See "Buying Shares and Exchanging Shares" in the prospectus. It is the dealers' responsibility to ensure that orders are transmitted on a timely basis to CGM or the Transfer Agent through the facilities of NSCC. Any loss resulting from a dealer's failure to submit an order within the prescribed time frame will be borne by that dealer.

   Funds transmitted by a wire system other than the Federal Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds generally will become available on the business day after the check is deposited. Checks drawn on banks that are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.


Salomon Brothers Class A Shares


   Volume Discounts. The schedule of sales charges on Salomon Brothers Class A shares described in the prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code, and qualified employee benefit plans of employers who are "affiliated persons" of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code;
(f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount; or (g) a trustee or other professional fiduciary (including a bank or an investment adviser registered with the SEC under the Investment Advisers Act) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Salomon Brothers Class A shares should call (800) 446-1013.



   Group Purchases. A reduced sales charge is available to employees (and partners) of the same employer purchasing as a group. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth in the prospectus and will be based upon the aggregate sales of Salomon Brothers Class A shares to, and share holdings of, all members of the group. To be eligible for such reduced sales charges, all purchases must be pursuant to an employer or partnership sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plans include, but are not limited to, plans that provide for payroll deductions and retirement plans under Section 401 or 408 of the Code. The distributor may also offer a reduced sales charge for aggregating related fiduciary accounts under conditions such that the distributor will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Salomon Brothers Class A shares at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Salomon Brothers Class A shares previously purchased and still owned by the group, plus the amount of the current purchase. A "qualified group" is one which: (a) has been in existence for more than six months; (b) has a purpose other than acquiring fund shares at a discount; and
(c) satisfies uniform criteria that enable the distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the fund and its members, and must agree to include sales and other materials related to the fund in its publications and mailings to members at no cost to the distributor. In order to obtain such reduced sales charge, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the distributor.



   Initial Sales Charge Waivers. In addition to those types of investors set forth in the prospectus who are eligible for waiver of the initial sales charge on purchases of Salomon Brothers Class A shares, investors who, authorized by and as a result of a direct relationship with the fund's portfolio manager, purchase shares directly from the fund, will also have the initial sales charge waived when purchasing Salomon Brothers Class A shares.



   Sales Charge Reallowance. Purchases of Salomon Brothers Class A shares may be made at the net asset value per share of the Salomon Brothers Class A shares plus the applicable sales charge set forth in the prospectus. Members of the selling group typically receive up to 90% of the sales charge. Members of the selling group may, from time to time and for a limited period, receive 100% of the applicable sales charge for the purchase of the fund's Salomon Brothers Class A shares.


   Right of Accumulation.  Reduced sales charges in accordance with the schedule in the prospectus relating to Salomon Brothers Class A shares apply to any purchase of Salomon Brothers Class A shares if the aggregate investment in Salomon Brothers Class A shares of all funds in the Salomon Brothers Investment Series, excluding holdings in Class B and Class 2 shares and shares purchased or held in the Cash Management Fund and/or the New York Municipal Money Market Fund, and including the purchase being made in the fund's Salomon Brothers Class A shares, of any purchaser is $50,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. The fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the combined right of accumulation, shareholders should call (800) 446-1013.



   Letter of Intent. For the purposes of determining which sales charge level set forth in the prospectus is applicable to a purchase of Salomon Brothers Class A shares, investors may establish a total investment goal in shares of the fund to be achieved over a thirteen-month period and may purchase Salomon Brothers Class A shares during such period at the applicable reduced front end sales charge. All Salomon Brothers Class A shares (excluding Class A shares purchased or held in the Cash Management Fund or the New York Municipal Money Market Fund) previously purchased and still beneficially owned by the investor and his or her spouse and children under the age of 21 may, upon written notice to the Transfer Agent, also be included at the current net asset value to reach a level specified in the table in the prospectus.


   Shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

   The Letter of Intent does not obligate the investor to purchase, nor the fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the front end sales charge otherwise applicable to the purchases of Salomon Brothers Class A shares made during this period and the sales charge actually paid. If a payment is due under the preceding sentence, it must be made directly to the Transfer Agent within twenty days of notification or, if not paid, the Transfer Agent will liquidate sufficient escrowed shares to obtain such difference. For additional information, shareholders should contact the fund, the Transfer Agent or eligible securities dealers.

                       ADDITIONAL REDEMPTION INFORMATION


   If the board of trustees determines that it is in the best interests of the remaining shareholders of the fund, the fund may pay redemption proceeds in whole or in part by a distribution in kind from the portfolio of the fund, in lieu of cash, taking such securities at the value employed for determining such redemption proceeds, and selecting the securities in such manner as the board of trustees may deem fair and equitable. However, the fund has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund. A shareholder who receives a distribution in kind may incur brokerage commissions upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale.


   Under the 1940 Act, the fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. The fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.


   The fund does not issue share certificates unless a written request signed on all registered issuers is made to the Transfer Agent. If you hold share certificates, it will take longer to exchange or redeem shares.


                             SHAREHOLDER SERVICES


   Exchange Privilege. Shareholders may exchange all or part of their shares for shares of the same class of any Salomon Brothers funds, as indicated in the prospectus. The exchange privilege enables shareholders of the fund to acquire shares in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold.


   Exercise of the exchange privilege is treated as a sale and purchase for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the fund being acquired at a price equal to the then-current net asset value of such shares plus any applicable sales charge.

   All accounts involved in a telephone exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.


   The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if other SBFM or SaBAM in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability of fund exchanges to that investor or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other Salomon Brothers funds. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor.


   During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.


   Automatic Withdrawal Plan. An Automatic Withdrawal Plan may be opened with an account having a minimum account value as described in the prospectus. All dividends and distributions on the shares held under the Automatic Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares of the same class of such fund. Withdrawal payments are made by PFPC Global, as agent, from the proceeds of the redemption of such number of shares as may be necessary to make each periodic payment. As such redemptions involve the use of capital, over a period of time they may exhaust the share balance of an account held under the

Automatic Withdrawal Plan. Use of an Automatic Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. An Automatic Withdrawal Plan can be terminated at any time by the investor, the fund or PFPC Global upon written notice.


   The Automatic Withdrawal Plan will not be carried over on exchanges between funds or classes. A new Automatic Withdrawal Plan application is required to establish the Automatic Withdrawal Plan in the new fund or class. For additional information, shareholders should call (800) 446-1013.

   Reinstatement Privilege. A shareholder may return any dividend, capital gain or redemption check to the fund within 60 days of the transaction and have it reinvested at the applicable net asset value without incurring a sales charge. With regard to Salomon Brothers Class A shares, a shareholder may reinstate at net asset value any portion of shares which have been previously redeemed if the redemption occurred within 60 days of the request. With regard to Salomon Brothers Class B and Salomon Brothers Class 2 shares, if an investor redeems Salomon Brothers Class B or Salomon Brothers Class 2 shares and pays a deferred sales charge upon redemption, and then uses those proceeds to purchase Salomon Brothers Class B or Salomon Brothers Class 2 shares of any fund within 60 days, the Salomon Brothers Class B or Salomon Brothers Class 2 shares purchased will be credited with any deferred sales charge paid in connection with the prior redemption. There are no restrictions on the number of times a shareholder may use the Reinstatement Privilege.

   Any gain recognized on a redemption or repurchase is taxable despite the reinstatement in the fund. Any loss realized as a result of the redemption or repurchase may not be allowed for federal income tax purposes but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired upon reinstatement. In addition, if the shares redeemed or repurchased had been acquired within the 90 days preceding the redemption or repurchase, the amount of any gain or loss on the redemption or repurchase may have to be computed without regard to any sales charges incurred on the redeemed or repurchased shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinstatement).

   Self Employed Retirement Plans. The fund offers a prototype retirement plan for self-employed individuals. Under such plan, self-employed individuals may contribute out of earned income to purchase fund shares.

   Boston Safe Deposit and Trust Company ("Boston Safe") has agreed to serve as custodian and furnish the services provided for in the plan and the related custody agreement. Boston Safe will charge individuals adopting a self employed retirement plan an application fee as well as certain additional fees for its services under the custody agreement.


   For information required for adopting a self employed retirement plan, including information on fees, obtain the form of the plan and custody agreement available from the fund. Because the application of particular tax provisions will vary depending on each individual's situation, consultation with a financial adviser regarding a self employed retirement plan is recommended.



   Individual Retirement Accounts. The fund offers a prototype individual retirement account ("IRA"), which has been approved as to form by the IRS. Contributions to an IRA made available by the fund may be invested in shares of the fund and/or certain other Salomon Brothers funds.


   Boston Safe has agreed to serve as custodian of the IRAs and furnish the services provided for in the custody agreement. Boston Safe will charge each IRA an application fee as well as certain additional fees for its services under the custody agreement. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

   Contributions in excess of allowable limits, premature distributions to an individual who is not disabled before age 59 1/2 or insufficient distributions after age 70 1/2 will generally result in substantial adverse tax consequences.

   For information on adopting an IRA, including information on fees, investors may obtain the form of custody agreement and related materials, including disclosure materials, by calling (800) 446-1013. Consultation with a financial adviser regarding an IRA is recommended.


                                  DISTRIBUTOR

   CGM, located at 388 Greenwich Street, New York, New York 10013, serves as the fund's distributor on a best efforts basis pursuant to a distribution agreement (the "Distribution Agreement"). The fund offers its shares on a continuous basis.


   When payment is made by the investor before settlement date, unless otherwise instructed by the investor the funds will be held as a free credit balance in the investor's brokerage account and CGM may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a Salomon Brothers money market fund. If the investor instructs the distributor to invest the fund in a Salomon Brothers money market fund, the amount of the investment will be included as part of the average daily net assets of both the fund and the Salomon Brothers money market fund, and affiliates of CGM that serve the fund in an investment advisory or administrative capacity will benefit from the fact they are receiving investment management fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The trust's board of trustees has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory, Sub-Advisory, Administration and Distribution Agreements for continuance.



Distribution Fees



   Rule 12b-1 under the 1940 Act (the "Rule") provides, among other things, that an investment company may bear the expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The board of the trust has adopted services and distribution plans with respect to each class of shares of the fund (other than Salomon Brothers Class O and Salomon Brothers Class Y) pursuant to the Rule (the "Plans"). The board of trustees of the fund has determined that there is a reasonable likelihood that the Plans will benefit the fund and its shareholders.





   Each Salomon Brothers class described in this SAI, other than Salomon Brothers Class O and Salomon Brothers Class Y is authorized, pursuant to a services and distribution plan applicable to that class of shares (the "Class A Plan," the "Class B Plan" and the "Class 2 Plan," as applicable, and collectively, the "Plans") adopted pursuant to the Rule to pay CGM an annual service fee with respect to the Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class 2 shares at the rate of 0.25% of the value of the average daily net assets of the respective class.


   With respect to Salomon Brothers Class B and Salomon Brothers Class 2 shares of the fund, CGM is also paid an annual distribution fee at the rate of 0.75% of the value of the average daily net assets of the respective class.

   The service fees are used for servicing shareholder accounts, including payments by CGM to selected securities dealers. The distribution fees are paid to CGM to compensate for activities primarily intended to result in the sale of Salomon Brothers Class B and Salomon Brothers Class 2 shares.


   The expenses incurred in connection with these activities include: costs of printing and distributing the fund's prospectus, SAI and sales literature to prospective investors; an allocation of overhead and other distribution-related expenses; payments to and expenses of other persons who provide support services in connection with the distribution of shares; any other costs and expenses relating to distribution or sales support activities; compensation for CGM's initial expense of paying investment representatives or introducing brokers a commission upon the sale of the fund's shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the deferred sales charge. Under the Plans, CGM may retain all or a portion of the service and distribution fees. The payments to selected securities dealers may include a commission paid at the time of sale and a continuing fee based upon the value of the average daily net assets of the applicable class of shares that remain invested in the fund (a "trail fee") with respect to accounts that dealers continue to service.


   With respect to Salomon Brothers Class B shares, CGM will pay broker-dealers at the time of sale a commission of 4% of the purchase amount and a quarterly trail fee at an annual rate of 0.25%, which will begin to accrue immediately after settlement. With respect to Salomon Brothers Class 2 Shares, CGM will pay broker-dealers at the time of sale a commission of 2.00% of the purchase amount and a quarterly trail fee at an annual rate of 1.00%, which will begin to accrue one year after settlement.



   Sales personnel of broker/dealers distributing the fund's shares and any other persons entitled to receive compensation for selling or servicing the fund's shares receive different compensation for selling or servicing one class of shares over another. The distribution and shareholder service expenses incurred by CGM and dealers in connection with the sale of shares will be paid, in the case of Salomon Brothers Class A shares, from the proceeds of front end sales charges and the ongoing service fees, and in the cases of Salomon Brothers Class B and Salomon Brothers Class 2 shares, from the proceeds of applicable deferred sales charges and ongoing distribution and service fees. Investors should understand that the purpose of the front end sales charge and ongoing service fees applicable to Salomon Brothers Class A shares is the same as that of the deferred sales charge and ongoing distribution and service fees applicable to Salomon Brothers Class B shares.


   The Plans provide that CGM may make payments to assist in the distribution of the fund's shares out of the other fees received by it or its affiliates from the fund, its past profits or any other sources available to it. From time to time, CGM may waive receipt of fees under a Plan while retaining the ability to be paid under such Plan thereafter. The fees payable to CGM under the Plans and payments by CGM to selected securities dealers are payable without regard to actual expenses incurred.


   CGM may, from time to time, assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives, which may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the fund. In addition, CGM may also, from time to time, at its expense or as an expense for which it may be compensated under a Plan, if applicable, pay a bonus or other consideration or incentives to dealers that sell a minimum dollar amount of shares of the fund during a specified period of time. In some instances, these incentives may be offered only to certain dealers that have sold or may sell significant amounts of shares. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the fund's shares or the amount that the fund will receive as proceeds from such sales. Dealers may not use sales of the fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state or NASD rules. Incentive payments will be provided for out of the front end sales charges and deferred sales charges retained by CGM, any applicable Plan payments or CGM's other resources. Other than Plan payments, the fund does not bear distribution expenses.



   A quarterly report of the amounts expended with respect to the fund under the applicable Plan, and the purposes for which such expenditures were incurred, is periodically presented to the fund's board of trustees for its review. In addition, each Plan provides that it may not be amended with respect to any class of shares to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that class, and that other material amendments of the Plan must be approved by the trust's board of trustees and by the trustees who are neither "interested persons," as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan and its related agreements are subject to annual approval by a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated with respect to the fund or any class thereof at any time by vote of a majority (as defined in the 1940 Act) of the trustees who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by vote of a majority of the shares of the fund or class, as the case may be.

                              VALUATION OF SHARES

   Each Class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed, by dividing the net asset value attributable to each class by the total number of shares of the class outstanding. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of procedures used by the fund in valuing its assets.


   Net asset value for the fund is determined by dividing the fund's net assets by the number of its shares outstanding. Net asset value is calculated separately for each class. Securities owned by the fund for which market quotations are readily available are valued at current market value or, in their absence, at fair value. Securities traded on an exchange are valued at the last sales price on the principal exchange on which each such security is traded, or if there were no sales on that exchange on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. If instead there were no sales on the valuation date with respect to these securities, such securities are valued at the mean of the latest published closing bid and asked prices. Securities listed on the National Market System for which market quotations are available are valued as the official closing price or, if there is no official closing price on that day, at the last sale price. Over-the-counter securities are valued at last sales price or, if there were no sales that day, at the mean between the bid and asked prices. Options, futures contracts and options thereon that are traded on exchanges are also valued at last sales prices as of the close of the principal exchange on which each is listed or if there were no such sales on the valuation date, the last quoted sale, up to the time of valuation, on other exchanges. In the absence of any sales on the valuation date, valuation shall be the mean of the latest closing bid and asked prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost where the board of trustees has determined that amortized cost is fair value. Premiums received on the sale of call options will be included in the fund's net assets, and current market value of such options sold by the fund will be subtracted from that fund's net assets. Any other investments, including restricted securities and listed securities for which there is a thin market or that trade infrequently (i.e., securities for which prices are not readily available), are valued at a fair value determined by the board of trustees in good faith. This value generally is determined as the amount that a fund could reasonably expect to receive from an orderly disposition of these assets over a reasonable period of time but in no event more than seven days. The value of any security or commodity denominated in a currency other than U.S. dollars will be converted into U.S. dollars at the mean between the bid and asked quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not readily available the rate of exchange will be determined in good faith.



   Securities for which market quotations are readily available are valued on the basis of the prices reflected on the tape received from an approved pricing service after the close of regular trading on the NYSE on each day the NYSE is open.



   Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the fund's net asset value may not take place contemporaneously with the determination of the prices of the fund's investments, and the fund's net asset value may be significantly affected by such trading on days when a shareholder has no access to such fund. Events affecting the values of investments that occur between the time their prices are determined and 4:00 P.M. eastern time on each day that the NYSE is open will be reflected in a fund's net asset value when management, under the supervision of the Trust's board of trustees, determines that the particular event would materially affect the net asset value.]



   Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the net asset value of the fund may not take place contemporaneously with the determination of the prices of some of its portfolio securities used in such calculation.





   Debt securities of United States issuers (other than U.S. government securities and short-term investments) are valued by SBFM, as administrator, after consultation with the Pricing Service approved by the trust's board of trustees. When, in the judgment of the Pricing Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the Pricing Service, there are no readily obtainable market quotations are carried at fair value or as determined by or under direction of boards. The procedures of the Pricing Service are reviewed periodically by the officers of the trust under the general supervision and responsibility of the board of trustees.


                               PERFORMANCE DATA

   From time to time, the Trust may quote the fund's yield or total return in advertisements or in reports and other communications to shareholders. The Trust may include comparative performance information in advertising or marketing the fund's shares. Such performance information may include the following industry and financial publications: Barron's, BusinessWeek, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

Yield

   The 30-day yield figure of the fund is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

                   YIELD  =   2  [(  a-b  + 1  )  /6/ - 1  ]
                                     ---
                                     cd

Where: a   =   dividends and interest earned during the period.
       b   =   expenses accrued for the period (net of waiver and reimbursement).
               the average daily number of shares outstanding during the period that were entitled to
       c   =   receive dividends.
       d   =   the maximum offering price per share on the last day of the period.

   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

   Investors should recognize that, in periods of declining interest rates, the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of such fund's investments, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be expected to occur.


   The yield for the thirty-day period ended July 31, 2003 for the following fund was:



                          Fund                Class A
                          ----                -------
                          SB Convertible Fund  2.40%


Average Annual Total Return

   The "average annual total return" for the fund is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                P(1+T)/n/ = ERV

Where: P   =   a hypothetical initial payment of $1,000.
       T   =   average annual total return.
       n   =   number of years.
       ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period
               (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


   The average annual total returns with sales charges for the fund's Class A shares were as follows for the periods ended July 31, 2003:



                              One-Year Five-Year Ten-Year   Since
             Fund              Period   Period    Period  Inception
             ----             -------- --------- -------- ---------
             Convertible Fund  20.37%    2.27%     5.76%    6.53%


Aggregate Total Return

   The "aggregate total return" of a class described in the prospectus represents the cumulative change in the value of an investment in a class for the specified period and is computed by the following formula:

                                    ERV - P
                                    -------
                                       P

  Where: P   =   a hypothetical initial payment of $10,000.
         ERV =   Ending Redeemable Value of a hypothetical $10,000
                 investment made at the beginning of a 1, 5-or 10-year
                 period at the end of a 1-, 5-or 10-year period (or
                 fractional portion thereof), assuming reinvestment of all
                 dividends and distributions.


   The aggregate total return with sales charges for the fund's Class A shares were as follows for the periods ended July 31, 2003:



                               One-Year Five-Year Ten-Year   Since
           Fund                 Period   Period    Period  Inception
           ----                -------- --------- -------- ---------
           SB Convertible Fund  20.37%    11.87%   75.03%    97.11%


   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

   It is important to note that the yield and total return figures set forth above are based on historical earnings and are not intended to indicate future performance.

   A Class' performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to that Class. Consequently, any given performance quotation should not be considered representative of the Class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment company's portfolio securities.

   From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)

                            P(1 + T)/n/ = ATV\\D\\

Where:        P =   a hypothetical initial payment of $1,000.
              T =   average annual total return (after taxes on distributions).
              n =   number of years.
       ATV\\D\\ =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-,
                    5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.


   The Average Annual Total Return (After Taxes on Distributions) for the fund's Class A shares were as follows for the periods ended July 31, 2003:



                                                                 Ten-Year
                                                                 Period or
                                              One-Year Five-Year  Life of
     Fund                                      Period   Period     Fund
     ----                                     -------- --------- ---------
     SB Convertible Fund.....................  17.94%    0.31%     3.51%


Average Annual Total Return (After Taxes on Distributions and Redemptions)

                            P(1 + T)/n/ = ATV\\DR\\

Where:           P =   a hypothetical initial payment of $1,000.
                 T =   average annual total return (after taxes on distributions and redemption).
                 n =   number of years.
         ATV\\DR\\ =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-,
                       5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.


   The Average Annual Total Return (After Taxes on Distributions and Redemptions) for the fund's Class A shares were as follows for the periods ended July 31, 2003:


                                                                 Ten-Year
                                                                 Period or
                                              One-Year Five-Year  Life of
     Fund                                      Period   Period     Fund
     ----                                     -------- --------- ---------
     SB Convertible Fund.....................  12.30%    0.83%     3.56%

                                     TAXES




   The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares in the funds by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.



The Fund and Its Investments



   The fund will be treated as a separate taxable entity for U.S. federal income tax purposes. The fund intends to continue to qualify separately each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.



   As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of
(i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.



   On July 31, 2003, the fund's unused capital loss carryforwards, were approximately $7,566,000. For U.S. federal income tax purposes, this amount available to be applied against future capital gains, if any, realized by the fund prior to the expiration of the applicable carryforward. The carryforwards expire as follows:



Fund                                                   July 31,
----                  ---------------------------------------------------------------------------
                         2004        2007         2008         2009         2010         2011
                      ----------- ----------- ------------ ------------ ------------ ------------
                                                    (in thousands)
Dividend and Income
  Fund...............          --          -- $    888,000 $ 24,644,000 $ 70,930,000 $ 68,053,000
Convertible Fund.....          --          --                 3,464,000    1,576,000    2,526,000
Diversified Strategic
  Income Fund........          --          --  104,877,000   98,977,000  120,890,000   38,054,000
High Income Fund..... $23,360,000 $25,768,000   97,094,000  130,523,000  300,397,000  139,768,000
Municipal High Income
  Fund...............          --          --           --    1,032,000    3,221,000    3,834,000
Total Return Bond
  Fund...............          --   1,042,000    1,052,000    5,432,000           --       56,000

   The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.



   If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, would constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than one taxable year, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.



   The fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.



   The fund's investment in so-called "section 1256 contracts," such as regulated futures contracts and most foreign currency forward contracts traded in the interbank market are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.



   Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund's investments.



   Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.



   If the fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.



   Alternatively, the fund may make a mark-to-market election that will result in the fund's being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.



   The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.



Taxation of U.S. Shareholders



   Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.



   The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.



   Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of a fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.



   Under a recently enacted law, however, special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the fund after December 31, 2002 from U.S. corporations and qualifying foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the fund from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such a REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.



   We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.



   If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.



   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.



   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.



   If a shareholder (a) incurs a sales charge in acquiring fund shares and (b) disposes of those shares and acquires within 90 days after the original acquisition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (i.e., an exchange privilege), the original sales charge increases the shareholder's tax basis in the original shares only to the extent the otherwise applicable sales charge for the second acquisition is not reduced. The portion of the original sales charge that does not increase the shareholder's tax basis in the original shares would be treated as incurred with respect to the second acquisition and, as a general rule, would increase the shareholder's tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.



   Backup Withholding.   The fund may be required to withhold, for U.S. federal
income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a shareholder's U.S. federal income tax liability.



   Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.



   Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign tax depending on each shareholder's particular situation.



   The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

                            ADDITIONAL INFORMATION


   The trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated March 12, 1985, as amended from time to time. On November 5, 1992 the trust filed an Amended and Restated Master Trust Agreement (the "trust agreement"). The trust commenced business as an investment company on September 16, 1985, under the name Shearson Lehman Special Portfolios. On February 21, 1986, December 6, 1988, August 27, 1990, November 5, 1992, July 30, 1993 and October 14, 1994, the Trust changed its name to Shearson Lehman Special Income Portfolios, SLH Income Portfolios, Shearson Lehman Brothers Income Portfolios, Shearson Lehman Brothers Income Funds, Smith Barney Shearson Income Funds and Smith Barney Income Funds, respectively. The fund is a series of the trust. Prior to May 14, 2003, the fund was known as Smith Barney Convertible Fund. The trust has six other series.



   State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian for the fund. Under the custodian agreement with the fund, the custodian is authorized to establish separate accounts for foreign securities owned by the fund to be held with foreign branches of other U.S. banks as well as with certain foreign banks and securities depositories. For its custody services to the trust, the custodian receives monthly fees based upon the month-end aggregate net asset value of the fund, plus certain charges for securities transactions including out-of-pocket expenses and costs of any foreign and domestic sub-custodians. The assets of the trust are held under bank custodianship in compliance with the 1940 Act.


   PFPC Global Fund Services, located at P.O. Box 9699, Providence, R.I. 02940-9699, serves as the transfer agent and shareholder services agent for the fund's Salomon Brothers classes of shares.

                                 VOTING RIGHTS


   In the interest of economy and convenience, certificates representing shares in the trust are not physically issued except upon specific request made by a shareholder to the Transfer Agent. The Transfer Agent maintains a record of each shareholder's ownership of fund shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares of the trust voting for the election of trustees can elect all of the trustees. Shares are transferable but have no preemptive or subscription rights. Shareholders generally vote by fund except with respect to the election of trustees and the selection of independent public accountants.



   Massachusetts law provides that, under certain circumstances, shareholders could be held personally liable for the obligations of the trust. However, the trust agreement disclaims shareholder liability for acts or obligations of the trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or a trustee. The trust agreement provides for indemnification from the trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the trust would be unable to meet its obligations, a possibility that the trust's management believes is remote. Upon payment of any liability incurred by the trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the trust. The trustees intend to conduct the operations of the trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the trust.



   The trustees have the power to alter the number and the terms of office of the trustees, and they may at any time lengthen their own terms, make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that in accordance with the 1940 Act at any time at least a majority, but in most instances at least two-thirds, of the trustees have been elected by the shareholders of the trust. Salomon Brothers Class A, B, 2, O and Y shares of the fund represent interests in the assets of the fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each Class of shares has exclusive voting rights with respect to the Rule 12b-1 distribution plan pertaining to a particular class.

   As of November 3, 2003, the following shareholders beneficially owned and as recordholder 5% or more of a class of shares of the fund's Salomon Brothers
Classes:





  Convertible Fund--Salomon Class A/(1)/



   First Clearing, LLC


   A/C 2424-7639


   Donald E. Delamater IRA


   FCC As Custodian


   712 Edmund Avenue


   Saint Paul, MN 55104-2726


   owned 92.759 (100%) shares



  Convertible Fund--Salomon Class B/(1)/



   American Enterprise Investment Svcs


   FBO 315305121


   P.O. Box 9446


   Minneapolis, MN 55440


   owned 3,718,782 (58.6058%) shares



   American Enterprise Investment Svcs


   FBO 199894841


   P.O. Box 9446


   Minneapolis, MN 55440


   owned 1,521,607 (29.9796%) shares



   American Enterprise Investment Svcs


   FBO 317235051


   P.O. Box 9446


   Minneapolis, MN 55440


   owned 668.693 (10.5382%) shares



   UBS Financial Services Inc. FBO


   Rita A. Perna


   1922 Golfstream Way


   West Palm Beach, FL 33411-1817


   owned 436.332 (6.8763%) shares



  Convertible Fund--Salomon Class 2/(1)/



   First Clearing, LLC


   A/C 2072-0761


   Joan Cossack IRA


   FCC As Custodian


   4626 Westinwoods Way


   White Bear Twnsp. MN 55127


   owned 183.677 (100%) shares

                             FINANCIAL STATEMENTS


   The fund's Salomon Brothers classes of shares commenced operations as of May 19, 2003. The fund's Annual Report for its other classes for the fiscal year ended July 31, 2003 is incorporated herein by reference in its entirety. The annual report was filed on October 1, 2003, Accession Number
0001133228-03-000354.

                              APPENDIX A--Ratings


Description of Ratings

   Description of S&P Corporate Bond Ratings

                                      AAA

   Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

                                      AA

   Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                       A

   Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                                      BBB

   Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                 BB, B and CCC

   Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and CCC, the highest degrees of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Description of Moody's Corporate Bond Ratings

                                      Aaa

   Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      Aa

   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

   Bonds which are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      Baa

   Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                      Ba

   Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

   Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

   Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

   Moody's applies the numerical modifier 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Commercial Paper Ratings

   The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of A- or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

   The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance;
(d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

   Fitch, Inc. utilizes the rating F1+ to indicate issues regarded as having an exceptional capacity for timely payment of financial commitments. The rating F1 reflects an assurance of timely payment only slightly less in degree than issues rated F1+. The F2 rating indicates a satisfactory capacity for timely payment of financial commitments; however, the margin of safety is not as great as in the case of higher ratings. When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor. It also considers developments in the economic and political environment that might affect the issuer's financial strength and credit quality.

   Various NRSROs utilize rankings within ratings categories indicated by a + or -. The fund, in accordance with industry practice, recognizes such ratings within categories as gradations, viewing for example S&P's rating of A-1+ and A-1 as being in S&P's highest rating category.

                                  APPENDIX B

                     Proxy Voting Policies and Procedures


   The board of trustees of the trust has delegated the authority to develop policies and procedures relating to proxy voting to the manager. The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.


   In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the Policies, the manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                               November 28, 2003

                      STATEMENT OF ADDITIONAL INFORMATION

                           SMITH BARNEY INCOME FUNDS

                               125 Broad Street
                           New York, New York 10004
                                (800) 451-2010


   This Statement of Additional Information (the "SAI") is not a prospectus and is meant to be read in conjunction with each prospectus of the Smith Barney Income Funds (the "Trust") dated November 28, 2003, each as amended or supplemented from time to time, and is incorporated by reference in its entirety into each of the prospectuses. Additional information about a fund's investments is available in the fund's annual and semi-annual reports to shareholders, which are incorporated herein by reference. Each fund's prospectus may be obtained free of charge by contacting a Smith Barney Financial Consultant, a PFS Investments Inc. ("PFSI") Registered Representative, a broker/dealer, or a financial institution (each called a "Service Agent") or by writing or calling the Trust at the address or telephone number set forth above. Shares of Smith Barney Income Funds are offered currently with a choice of seven series or portfolios: Smith Barney Dividend and Income Fund (the "Dividend and Income Fund") (formerly Smith Barney Balanced Fund), SB Convertible Fund (the "Convertible Fund"), Smith Barney Diversified Strategic Income Fund (the "Diversified Strategic Income Fund"), Smith Barney Exchange Reserve Fund (the "Exchange Reserve Fund"), Smith Barney High Income Fund (the "High Income Fund"), Smith Barney Municipal High Income Fund (the "Municipal High Income Fund") and Smith Barney Total Return Bond Fund (the "Total Return Bond Fund") (collectively referred to as "funds" and individually as a "fund").



   Classes A, B, L, O and Y of SB Convertible Fund have been redesignated Smith Barney Class A, Smith Barney Class B, Smith Barney Class L, Smith Barney Class O and Smith Barney Class Y. This SAI relates to the prospectus that offers the Smith Barney Classes of SB Convertible Fund.


   This SAI is not a prospectus. It is intended to provide more detailed information about each fund as well as matters already discussed in each prospectus and therefore should be read in conjunction with each of the prospectuses dated November 28, 2003, which may be obtained from the Trust or your Service Agent.

                                   CONTENTS

   For ease of reference, the same section headings are used in each of the funds' prospectuses and this statement of additional information, except where shown below:


Management of the Trust and the Funds...............................................   2
Investment Objectives and Policies..................................................  10
Risk Factors........................................................................  38
Purchase of Shares..................................................................  48
Redemption of Shares................................................................  55
Exchange Privilege..................................................................  59
Distributor.........................................................................  60
Valuation of Shares.................................................................  63
Taxes...............................................................................  72
Additional Information..............................................................  77
Voting Rights.......................................................................  78
Financial Statements................................................................  84
Other Information...................................................................  84
Appendix A--Ratings................................................................. A-1
Appendix B--Proxy Voting Procedures................................................. B-1

                     MANAGEMENT OF THE TRUST AND THE FUNDS

   The executive officers of the Trust are employees of certain of the organizations that provide services to the Trust. These organizations are the following:


                     Name                                             Service
                     ----                                             -------
Citigroup Global Markets Inc. ("CGM")           Distributor of each fund

PFS Distributors, Inc. ("PFSD")                 Distributor of Diversified Strategic Income Fund and
                                                Exchange Reserve Fund

Smith Barney Fund Management LLC ("SBFM" or     Investment adviser and administrator to the funds
  the "manager")

Citigroup Asset Management Limited ("CAM LTD")  Sub-investment adviser to Diversified Strategic
                                                  Income Fund

Salomon Brothers Asset Management Inc ("SaBAM") Sub-investment adviser to Convertible Fund

State Street Bank and Trust Company             Custodian

Citicorp Trust Bank, fsb ("transfer agent")     Transfer Agent

PFPC Global Fund Services ("PFPC Global")       Sub-Transfer Agent of each fund

Primerica Shareholder Services ("PSS")          Sub-Transfer Agent of Diversified Strategic Income
                                                  Fund and Exchange Reserve Fund

PFS Investments Inc. ("PFSI")                   Sub-Transfer Agent of each fund



   These organizations and the functions they perform for the Trust are discussed in the funds' prospectuses and in this SAI.


Trustees and Executive Officers of the Trust


   Overall responsibility for management and supervision of the funds rests with the Trust's board of trustees. The trustees approve all significant agreements between the funds and the companies that furnish services to the funds, including agreements with the funds' distributors, manager sub-investment adviser, as applicable, custodian and transfer agent. The day-to-day operations of the funds are delegated to the manager.


   The names of the trustees of the Trust and executive officers of the funds, together with information as to their principal business occupations during the past five years, are set forth below. The executive officers of the funds are employees of organizations that provide services to the funds.


                                                                                              Number of
                                                                                            Portfolios in
                                               Term of Office*                              Fund Complex        Other
                              Position(s) Held  and Length of    Principal Occupation(s)     Overseen by    Directorships
Name, Address and Age            with Trust      Time Served     During Past Five Years        Trustee     Held by Trustee
---------------------         ---------------- --------------- ---------------------------- ------------- -----------------
Independent Trustees:
Lee Abraham                       Trustee           Since      Retired; Former Director of       28       Signet Group
13732 LeHavre Drive                                 1993       Galey & Lord, Liz                          PLC (specialty
Frenchman's Creek                                              Claiborne, R.G. Barry Corp.                retail jeweler)
Palm Beach Gardens, FL 33410
Age 75

Allan J. Bloostein                Trustee           Since      President of Allan Bloostein      35       Taubman
27 West 67th Street, Apt. 5FW                       1985       Associates, a consulting                   Centers Inc.
New York, NY 10023                                             firm; Former Director                      (real estate
Age 73                                                         of CVS Corp.                               investment trust)

                                                                                                  Number of
                                                                                                Portfolios in
                                                Term of Office*                                 Fund Complex       Other
                               Position(s) Held  and Length of      Principal Occupation(s)      Overseen by   Directorships
Name, Address and Age             with Trust      Time Served       During Past Five Years         Trustee    Held by Trustee
---------------------          ---------------- --------------- ------------------------------- ------------- ---------------
Independent Trustees:
(continued)

Jane F. Dasher                     Trustee           Since      Controller of PBK Holdings           28        None
Korsant Partners                                     1999       Inc., a family investment
283 Greenwich Avenue                                            company
3rd Floor
Greenwich, CT 06830
Age 54

Donald R. Foley                    Trustee           Since      Retired                              28        None
3668 Freshwater Drive                                1999
Jupiter, FL 33477
Age 81

Richard E. Hanson, Jr.             Trustee           Since      Retired; Former Head of the          28        None
2751 Vermont Route 140                               1985       New Atlanta Jewish
Poultney, VT 05764                                              Community High School
Age 62

Dr. Paul Hardin                    Trustee           Since      Professor of Law &                   35        None
12083 Morehead                                       1999       Chancellor Emeritus at the
Chapel Hill, NC 27514-8426                                      University of North Carolina
Age 72

Roderick C. Rasmussen              Trustee           Since      Investment Counselor                 28        None
9 Cadence Court                                      1999
Morristown, NJ 07960 Age 77

John P. Toolan                     Trustee           Since      Retired                              28        John Hancock
7202 Southeast Golf Ridge Way                        1999                                                      Funds
Hobe Sound, Fl 33455
Age 73

Interested Trustee:

R. Jay Gerken**                    Trustee/          Since      Managing Director of CGM;            219       None
Citigroup Asset Management         Chairman          2002       Chairman, President and
"CAM"                                                           Director of SBFM, Travelers
399 Park Avenue                                                 Investment Adviser, Inc.
New York, NY 10022                                              ("TIA") and CitiFund
Age 52                                                          Management Inc. ("CFM");
                                                                President and Chief Executive
                                                                Officer of certain mutual funds
                                                                associated with Citigroup Inc.;
                                                                Formerly, Portfolio Manager
                                                                of Smith Barney Allocation
                                                                Series Inc. (from 1996-2001)
                                                                and Smith Barney Growth and
                                                                Income Fund (from 1996-
                                                                2000)



--------
* Trustees and officers serve until their successors are elected and qualified. ** Mr. Gerken is an "interested person" of the Trust as defined in the
   Investment Company Act of 1940 (the "1940 Act") because he is an officer of SBFM and its affiliates.

                                                                                       Number of
                                                                                     Portfolios in
                                       Term of Office*                               Fund Complex       Other
                      Position(s) Held  and Length of     Principal Occupation(s)     Overseen by   Directorships
Name, Address and Age    with Trust      Time Served      During Past Five Years        Trustee    Held by Trustee
--------------------- ---------------- --------------- ----------------------------- ------------- ---------------

Officers

Richard L. Peteka     Chief Financial       Since      Director of CGM; Chief             N/A            N/A
CAM                   Officer and           2002       Financial Officer and
125 Broad Street      Treasurer                        Treasurer of certain mutual
11th Floor                                             funds associated with
New York, NY 10004                                     Citigroup Inc.; Director and
Age 42                                                 Head of Internal Control for
                                                       Citigroup Asset Management
                                                       U.S. Mutual Fund
                                                       Administration from 1999-
                                                       2002; Vice President, Head of
                                                       Mutual Fund Administration
                                                       and Treasurer at Oppenheimer
                                                       Capital from 1996-1999

Olivier Asselin       Vice President        Since      Managing Director and              N/A            N/A
CAM LTD               and Investment        2002       Investment Officer at
Citigroup Centre      Officer                          CAM LTD
Canada Square         (Diversified
Canary Wharf, London  Strategic Income
E14 5LB               Fund)
Age 40

Peter M. Coffey       Vice President        Since      Managing Director of CGM           N/A            N/A
CAM                   and Officer           1999       and Investment Officer of
399 Park Avenue       (Municipal High                  SBFM
New York, NY 10022    Income Fund)
Age 59

Harry D. Cohen        Vice President        Since      Managing Director of CGM           N/A            N/A
CAM                   and Investment        2003       and Investment Officer of
399 Park Avenue       Officer                          SBFM
New York, NY 10022    (Dividend and
Age 62                Income Fund)

Gerald J. Culmone     Vice President        Since      Vice President of SaBAM            N/A            N/A
SaBAM                 and Investment        2002
399 Park Avenue       Officer
New York, NY 10022    (Dividend and
Age 39                Income Fund)

Joseph P. Deane       Vice President        Since      Managing Director of CGM;          N/A            N/A
CAM                   and Investment        1998       Investment Officer of SBFM
399 Park Avenue       Officer (Total
New York, NY 10022    Return Bond
Age 54                Fund)

Scott Glasser         Vice President        Since      Managing Director of CGM           N/A            N/A
CAM                   and Investment        2003       and Investment Officer of
399 Park Avenue       Officer                          SBFM
New York, NY 10022    (Dividend and
Age 37                Income Fund)

Martin R. Hanley      Investment            Since      Director of CGM and                N/A            N/A
CAM                   Officer               1994       Investment Officer of SBFM
399 Park Avenue
New York, NY 10022
Age 37

Kevin Kennedy         Vice President        Since      Managing Director of CAM           N/A            N/A
CAM                   and Investment        2001
399 Park Avenue       Officer
New York, NY 10022
Age 49

Roger M. Lavan        Vice President        Since      Managing Director of SaBAM         N/A            N/A
SaBAM                 and Investment        2002
399 Park Avenue       Officer
New York, NY 10022    (Diversified
Age 40                Strategic Income
                      Fund)

--------
*  Trustees and officers serve until their successors are elected and qualified.

                                                                                          Number of
                                                                                        Portfolios in
                                          Term of Office*                               Fund Complex       Other
                         Position(s) Held  and Length of     Principal Occupation(s)     Overseen by   Directorships
Name, Address and Age       with Trust      Time Served      During Past Five Years        Trustee    Held by Trustee
---------------------    ---------------- --------------- ----------------------------- ------------- ---------------

Officers (continued)

Peter D. Luke            Investment            Since      Director of SaBAM and              N/A            N/A
CAM                      Officer SB            2001       Investment Officer of SBFM;
399 Park Avenue          Convertible                      Portfolio Manager of General
New York, NY 10022       Fund                             Motors Investment
Age 59                                                    Management Corp., 1989-
                                                          2001

Beth A. Semmel           Vice President        Since      Managing Director of SaBAM         N/A            N/A
SaBAM                    and Investment        2002
399 Park Avenue          Officer
New York, NY 10022       (Diversified
Age 42                   Strategic Income
                         Fund)

Peter J. Wilby, CFA      Vice President        Since      Managing Director and Chief        N/A            N/A
SaBAM                    and Investment        2002       Investment Officer of SaBAM
399 Park Avenue          Officer
New York, NY 10022       (Diversified
Age 44                   Strategic Income
                         Fund a Dividend
                         and Income
                         Fund)

David M. Zahn            Vice President        Since      Director and Investment            N/A            N/A
CAM LTD                  and Investment        2002       Officer of CAM LTD
Citigroup Centre         Officer
Canada Square            (Diversified
Canary Wharf, London     Strategic Income
E14 5LB                  Fund)
Age 32

Kaprel Ozsolak           Controller            Since      Vice President of CGM              N/A            N/A
CAM                                            2002
125 Broad Street
9th Floor
New York, NY 10004
Age 37

Andrew Beagley           Chief                 Since      Director, CGM (since 2000);        N/A            N/A
CAM                      Anti-Money            2002       Director of Compliance, North
399 Park Avenue          Laundering                       America, (since 2000);
New York, NY 10022       Compliance                       Director of Compliance,
Age 41                   Officer                          Europe, the Middle East and
                                                          Africa, CAM (from 1999 to
                                                          2000); Compliance Officer,
                                                          Salomon Brothers Asset
                                                          Management Limited, Smith
                                                          Barney Global Capital
                                                          Management Inc., Salomon
                                                          Brothers Asset Management
                                                          Asia Pacific Limited (from
                                                          1997 to 1999)

Robert I. Frenkel        Secretary and         Since      Managing Director and              N/A            N/A
CAM                      Chief                 2003       General Counsel, Global
300 First Stamford Place Legal                            Mutual Funds for CAM and its
Stamford, CT 06902       Officer                          predecessor (since 1994)
Age: 49

--------
* Trustees and officers serve until their successors are elected and qualified.

   The following table shows the amount of equity securities owned by the trustees in the funds and in other investment companies associated with Citigroup Inc. ("Citigroup") supervised by the trustees as of December 31, 2002:

                                                              Aggregate Dollar
                                                              Range of Equity*
                                                             Securities in All
                                                            Investment Companies
                                          Dollar Range of     Associated with
                                         Equity* Securities  Citigroup Overseen
Name of Trustee                             in the Funds       by the Trustee
---------------                          ------------------ --------------------
Lee Abraham.............................         A                   A
Allan J. Bloostein(1)...................         C                   E
Jane F. Dasher(2).......................         C                   D
Donald R. Foley.........................         A                   E
R. Jay Gerken...........................         A                   E
Richard E. Hanson, Jr...................         A                   B
Paul Hardin(3)..........................         C                   E
Roderick C. Rasmussen(4)................         B                   D
John P. Toolan..........................         A                   E

--------
*  The dollar ranges are as follows:

   A = None
   B = $1-$10,000
   C = $10,001-$50,000
   D = $50,001-$100,000
   E = Over $100,000


(1) High Income Fund and Convertible Fund (C)


(2) Convertible Fund (C)


(3) Municipal High Income Fund (B), Convertible Fund (C)


(4) Dividend and Income Fund (B)



   As of November 4, 2003, the trustees and officers of the trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of each fund.





   The fund has no compensation committee of the Board or any committee performing similar functions. The fund has an administrative and governance committee composed of three independent trustees, Lee Abraham, Donald R. Foley and Richard F. Hanson, Jr., which acts as a nominating committee of the Board of Trustees.



   The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the board of trustees. The Nominating Committee will consider nominees recommended by the funds' shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the trust's Secretary. The Nominating Committee did not meet during the fund's most recent fiscal year.



   The fund has an audit committee ("Audit Committee"), comprised solely of members who are independent as defined in the New York Stock Exchange's ("NYSE") Listed Company Manual. The members of the Audit Committee are John Toolan, Lee Abraham and Jane F. Dasher.





   In accordance with its written charter adopted by the board of trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the funds. The Audit Committee oversees the scope of the funds' audits, the funds' accounting and financial reporting policies and practices and their internal controls. The Audit Committee approves, and recommends to the independent trustees of the Trust for their ratification, the selection, appointment, retention or termination of the Trust's independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the funds by the independent auditors and all permissible non-audit services provided by the Trust's independent auditors to SBFM and any affiliated service providers if the engagement relates directly to the funds' operations and financial reporting. During the trust's most recent fiscal year, the Audit Committee met once.



   The fund also has a pricing committee composed of the Chairman of the Board and one independent Trustee which is charged with determining fair value prices for securities when required. During the trust's most recent fiscal year the pricing committee met five times.



   The fund has an investment committee comprised of Messrs. Bloostein, Hardin, Rasmussen and Toolan.





   No independent trustee owned (nor did certain family members of those Trustees own) securities in the manager, CGM, or any person directly or indirectly controlling, controlled by, or under common control with the manager or CGM as of November 4, 2003.



   No officer, director, trustee or employee of CGM or any CGM parent or subsidiary receives any compensation from the Trust for serving as an officer or trustee of the trust. Fees for trustees who are not "interested persons" of the Trust and who are trustees of a group of funds sponsored by CGM are set at $60,000 per annum and are allocated based on relative net assets of each fund in the group plus a per meeting fee of $2,500 with respect to in-person meetings. In addition, these trustees received $500 per fund for each telephone meeting plus travel and out-of-pocket expenses incurred in connection with board meetings. The board meeting fees and out-of-pocket expenses are borne proportionately by each individual fund or portfolio in the group. For the calendar year ended December 31, 2003, such travel and out-of-pocket expenses totaled $13,299.


   The following table shows the compensation paid by the Trust to each trustee during the Trust's last fiscal year. None of the officers of the Trust received any compensation from the Trust for such period. The Trust does not pay retirement benefits to its trustees and officers. Officers and interested trustees of the Trust are compensated by CGM.

   For the fiscal year ended July 31, 2003 and the calendar year ended December 31, 2002, the trustees of the trust were paid the following compensation:


                                 Aggregate Compensation from the Funds               Aggregate       Number of
                                for the Fiscal Year Ended July 31, 2003          Compensation from Portfolios for
                       --------------------------------------------------------- the Funds and the  Which Person
                                                    Muni                         Fund Complex for      Served
                                             High   High  Exchange Total          the Year Ended    Within Fund
Trustee                Convertible Balanced Income Income Reserve  Return  DSIP  December 31, 2002    Complex
-------                ----------- -------- ------ ------ -------- ------ ------ ----------------- --------------
Lee Abraham...........   $2,338     $2,238  $3,738 $3,538  $1,638  $2,238 $3,738     $ 75,000            28
Allan J. Bloostein....    2,338      2,238   3,738  3,538   1,638   2,238  3,738      122,250            35
Jane Dasher...........    2,400      2,300   3,800  3,600   1,700   2,300  3,800       76,600            28
Donald R. Foley*......    1,326      1,274   2,149  1,949   1,054   1,274  2,149       51,000            28
R. Jay Gerken+........      n/a        n/a     n/a    n/a     n/a     n/a    n/a          n/a           219
Richard E. Hanson, Jr.    2,338      2,238   3,738  3,538   1,638   2,238  3,738       73,900            28
Paul Hardin...........    2,325      2,225   3,725  3,535   1,625   2,225  3,725      132,300            35
Roderick C. Rasmussen*    1,438      1,388   2,388  2,189   1,188   1,388  2,388       45,200            28
John P. Toolan*.......    2,313      2,213   3,713  3,513   1,613   2,213  3,713       20,100            28

--------

+ Designates a trustee who is an "interested person" of the Trust and as such Mr. Gerken does not receive any compensation from the trust.


* Pursuant to the Trust's deferred compensation plan, the indicated trustees have elected to defer the following amounts of their compensation from the
   Trust: Donald R Foley: $24,000, Roderick C. Rasmussen: $30,000 and John P.
   Toolan: $53,300, and the following amounts of their total compensation from the Fund Complex: Donald R. Foley: $75,000, Roderick C. Rasmussen: $75,200 and John P. Toolan: $73,400.



   Upon attainment of age 72 the Trust's current trustees may elect to change to emeritus status. Any trustees elected or appointed to the board of trustees in the future will be required to change to emeritus status upon attainment of age 80, unless elected as a director prior to the adoption of the emeritus program. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Trust's trustees, together with reasonable out-of-pocket expenses for each meeting attended. During the Trust's last fiscal year, no aggregate compensation was paid by the Trust to Trustees Emeritus.

Investment Adviser, Sub-Investment Advisers and Administrator


   SBFM, located at 399 Park Avenue, New York, NY 10022, serves as investment adviser to each funds pursuant to a separate written agreement with the relevant fund (each, an "advisory agreement"). SBFM is an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"). The advisory agreements were most recently approved by the board of trustees, including a majority of the trustees who are not "interested persons" of the trust ("Independent Trustees") or SaBam and SBFM ("Advisers"), on June 25, 2003. SBFM also serves as administrator (the "Administrator") to each fund pursuant to a separate written agreement dated May 4, 1994 (the "administration agreement"), which was most recently approved by the board on June 25, 2003. The fund's board of trustees approved the transfer and assignment of the sub-advisory agreement for Diversified Strategic Income Fund from Smith Barney Global Capital Management, Inc. ("Global Capital") to CAM LTD effective on March 14, 2003. Global Capital and CAM LTD are both affiliates of SBFM. SaBAM serves as sub-investment adviser to Convertible Fund pursuant to a written agreement dated November 22, 1999. The agreements between SaBAM and CAM LTD as sub-investment adviser and SBFM were most recently approved by the fund's board of trustees, including a majority of the Independent Trustees, on June 25, 2003.



   Each of the Advisory Agreement and Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the fund's Board of Trustees or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the independent trustees of the fund's board with such independent trustees casting votes in person at a meeting called for such purpose.



   The fund or SBFM may terminate the Advisory Agreement on sixty days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Agreement has similar termination provisions.



   SBFM, each sub-investment adviser, and the Administrator pay the salaries of all officers and employees who are employed by both them and the Trust, and maintain office facilities for the Trust. In addition to those services, SBFM furnishes the Trust with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Trust, prepares reports to the funds' shareholders and prepares tax returns, reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities. SBFM and the sub-investment advisers bear all expenses in connection with the performance of their services. SBFM renders investment advice to investment companies that had aggregate assets under management as of September 30, 2003 in excess of $110.4 billion.


   As compensation for investment advisory services, each fund pays SBFM a fee computed daily and paid monthly at the following annual rates:

                                             Investment Advisory Fee
                                               As a Percentage of
           Fund                                Average Net Assets
           ----                              -----------------------
           Convertible Fund.................          0.50%*
           Diversified Strategic Income Fund          0.45%**
           Exchange Reserve Fund............          0.30%
           High Income Fund.................          0.50%
           Municipal High Income Fund.......          0.40%
           Total Return Bond Fund...........          0.65%
           Dividend and Income Fund.........          0.45%

   -----

* As compensation for sub-advisory services, SBFM pays to SaBAM a fee of 0.40% from SBFM's fee.

** As compensation for sub-advisory services, SBFM pays to CAM LTD a fee of 0.10% from SBFM's fee.

   For the periods below, the funds paid investment advisory fees to SBFM as follows:


                                         For the Fiscal Year Ended July 31:
                                         --------------------------------
       Fund                                 2001         2002       2003
       ----                              ----------   ---------- ----------
       Convertible Fund................. $  633,239   $  624,146 $  580,360
       Diversified Strategic Income Fund  8,346,240    7,314,816 $6,246,352
       Exchange Reserve Fund............    378,356      453,894 $  728,533
       High Income Fund.................  6,449,747    5,498,585 $5,065,779
       Municipal High Income Fund.......  1,988,462    2,005,494 $1,832,635
       Total Return Bond Fund...........    804,204    1,055,893 $1,362,568
       Dividend and Income Fund.........  4,181,069    3,330,781 $2,533,536


   As compensation for administrative services, each fund pays the Administrator a fee computed daily and paid monthly at the annual rate of 0.20% of the fund's average daily net assets. For the periods shown below, the funds paid administrative fees to SBFM as follows:


                                         For the Fiscal Year Ended July 31:
                                         --------------------------------
       Fund                                 2001         2002       2003
       ----                              ----------   ---------- ----------
       Convertible Fund................. $  253,296   $  249,658 $  232,144
       Diversified Strategic Income Fund  3,709,440    3,251,030  2,776,156
       Exchange Reserve Fund............    252,237      315,669    485,689
       High Income Fund.................  2,579,899    2,199,434  2,026,312
       Municipal High Income Fund.......    994,231    1,002,747    916,318
       Total Return Bond Fund*..........        N/A          N/A        N/A
       Dividend and Income Fund.........  1,858,253    1,480,347  1,126,016

   -----
* The administrative fees have been included in the total for investment advisory fees.


   For the fiscal years ended July 31, 2001 and 2002, Diversified Strategic Income Fund paid Global Capital sub-investment advisory fees of $1,854,720 and $1,625,515, respectively. For the fiscal year ended July 31, 2003, Diversified Strategic Income Fund paid Global Capital fees of $1,388,078. For the fiscal years ended July 31, 2001, 2002 and 2003, Convertible Fund paid SaBAM sub-investment advisory fees of $506,591, $499,317 and $464,288, respectively.


   The Trust bears expenses incurred in its operations, including: taxes, interest, brokerage fees and commissions, if any; fees of trustees who are not officers, directors, shareholders or employees of CGM or SBFM; SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or board of trustees of the Trust.

   In approving the advisory agreement with respect to each fund, the board of trustees, including the Independent Trustees, considered the reasonableness of the management fee in light of the extent and quality of the advisory services to be provided and any additional benefits to be received by SBFM or its affiliates in connection with providing services to the fund, compared the fees charged by SBFM to those charged by SBFM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses to be incurred by SBFM with respect to the fund. Specifically, the board of trustees noted benefits potentially accruing to SBFM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of SBFM, as well as SBFM's research arrangements with brokers who execute transactions on behalf of the fund. The board reviewed the profitability to SBFM and its affiliates of their services to the fund and considered whether economies of scale in the provision of services to the fund would be passed along to shareholders. After requesting and reviewing such information as they deemed necessary, the board concluded that the advisory agreement was in the best interests of the fund and its shareholders. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the advisory agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Auditors

   KPMG LLP, 757 Third Avenue, New York, New York 10017 has been selected as the Trust's independent auditors to examine and report on the Trust's financial statements and highlights for the fiscal year ending July 31, 2004.

Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the Trust, its investment adviser, sub-investment advisers and principal underwriter have adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by each fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.


   Copies of the code of ethics of the funds, its investment advisers and principal underwriters are on file with the SEC.


Proxy Voting Procedures




   Although individual Board members may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.



   Attached as Appendix B are the summary of the guidelines and procedures that the funds use to determine how to vote proxies relating to portfolio securities, including the procedures that the funds use when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the manager or any affiliated person of the fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with a fund's investment objectives.


                      INVESTMENT OBJECTIVES AND POLICIES

   The prospectuses discuss the investment objectives of the funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the funds may invest, the investment policies and portfolio strategies that the funds may utilize and certain risks attendant to such investments, policies and strategies.

Dividend and Income Fund

   The fund is managed as a balanced fund and invests in equity and debt securities. The fund will generally maintain a target asset allocation of approximately 60% of its total assets in equity securities and approximately

40% of its total assets in fixed-income securities. The fund has the additional flexibility to invest a minimum of 50% and a maximum of 70% of its total assets in equity securities and a minimum of 30% and a maximum of 50% of its total assets in fixed-income securities. Under normal market conditions, at least 80% of the equity portion of the fund will be invested in dividend-paying stocks. As a result, the fund expects that a portion of its regular dividends may be taxed at the rates generally applicable to long-term capital gains. See "Taxes." The fund may also invest up to 25% of its total assets in fixed-income securities rated less than investment grade by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Services, Inc. ("Moody's") or the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P"). Such securities are commonly referred to as "junk bonds." There are no maturity restrictions on the fixed-income securities in which the fund invests. Under normal market conditions the weighted average portfolio maturity for the fixed-income portfolio will be in the 5 to 15 year range.

   The fund may also hold, from time to time, securities rated Caa by Moody's or CCC by S&P or, if unrated or rated by other nationally recognized statistical ratings organizations ("NRSROs"), securities of comparable quality as determined by SBFM. While this portion of the securities held by the fund are expected to provide greater income and possibly opportunity for greater gain than investments in more highly rated securities, they may be subject to greater risk of loss of income and principal and are more speculative in nature.

Convertible Fund


   The fund has a fundamental policy that, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, are invested in convertible securities. These are securities that may be converted to common stock or other equity interests in the issuer at a predetermined price or rate. The fund also may invest up to 20% of its total assets in "synthetic convertible securities." Synthetic convertible securities are created by combining non-convertible preferred shares or debt securities with common stocks, warrants or call options. These synthetic instruments are designed to perform like convertible securities of a particular company.


   The fund may invest up to 25% of its total assets in foreign securities. The fund may invest in securities rated below investment grade and unrated securities of comparable quality. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally and internationally recognized rating agencies or if unrated, of similar credit quality.


   For temporary defensive purposes, when deemed appropriate by SaBAM in light of current market conditions, the fund may invest in any type of money market instruments and short-term debt securities or cash without limitation. In seeking to achieve its investment objective, the fund may write covered call options, lend portfolio securities and enter into short sales "against the box." The fund may utilize up to 10% of its total assets to purchase put options on securities for hedging purposes. The fund may utilize up to 50% of its total assets as collateral for short sales against the box.


Diversified Strategic Income Fund


   Under normal conditions, at least 65% of the fund's total assets will be invested in fixed-income securities, which for this purpose will include non-convertible preferred stocks. Up to 20% of the fund's total assets may be invested in common stock or other equity-related securities, including convertible securities, preferred stock, warrants and rights. At any given time, the fund may be entirely or only partially invested in a particular type of fixed-income security.


   Up to 50% of the fund's assets may be invested in U.S. or foreign securities rated below investment grade by a recognized rating agency, or, if unrated, of equivalent quality as determined by the manager. Below investment grade securities are commonly referred to as "junk bonds." The fund may invest in fixed income securities rated as low as Caa by Moody's or CCC by S&P or an equivalent rating by any other NRSRO.

   Corporate fixed-income securities of foreign issuers in which the fund may invest will include securities of companies, wherever organized, that have their principal business activities and interests outside the United States. Foreign government securities in which the fund may invest consist of fixed-income securities issued by foreign governments. The fund may invest without limit in sovereign debt of issuers in emerging markets but may not invest more than 20% of its total assets in emerging market debt rated below investment grade.


   The fund may invest in fixed-income securities issued by supranational organizations, which are entities designated or supported by a government or governmental entity to promote economic development, and include, among others, the Asian Development Bank, the European Economic Community and the World Bank. These organizations have no taxing authority and are dependent upon their members for payments of interest and principal. Moreover, the lending activities of supranational entities are limited to a percentage of their total capital (including "callable capital" contributed by members at an entity's call), reserves and net income.

   Up to 20% of the fund's total assets may be invested in cash and money market instruments at any time. This restriction excludes amounts held in cash or money market funds to pay for securities purchased. The fund may invest in obligations of a foreign bank or foreign branch of a domestic bank only if the manager determines that the obligations present minimal credit risks. These obligations may be traded in the United States or outside the United States, but will be denominated in U.S. dollars.

Exchange Reserve Fund


   U.S. government securities in which the fund may invest include: direct obligations of the United States Treasury, such as Treasury Bills, Treasury Notes and Treasury Bonds; obligations which are supported by the full faith and credit of the United States, such as Government National Mortgage Association pass-through certificates; obligations which are supported by the right of the issuer to borrow from the United States Treasury, such as securities of Federal Home Loan Banks; and obligations which are supported by the credit of the instrumentality, such as Federal National Mortgage Association and Federal Home Loan Mortgage Association bonds. Because the U. S. government is not obligated by law to provide support for an instrumentality that it sponsors, the fund will invest in obligations issued by such an instrumentality only when SBFM or the relevant sub-investment adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.



   Certificates of deposit, time deposits and bankers' acceptances in which the fund may invest are limited to those instruments issued by domestic and foreign banks, including branches of such banks, savings and loan associations and other banking institutions having total assets in excess of $1 billion. Certificates of deposit ("CDs") are short-term negotiable obligations of commercial banks; time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions. The fund may invest in U.S. dollar-denominated bank obligations, such as CDs, bankers' acceptances and TDs, including instruments issued or supported by the credit of domestic or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The fund generally will invest at least 25% of its total assets in these securities. The fund will invest in an obligation of a foreign bank or foreign branch of a domestic bank only if SBFM deems the obligation to present minimal credit risks. Nevertheless, this kind of obligation entails risks that are different from those of investments in domestic obligations of domestic banks due to differences in political, regulatory and economic systems and conditions. The fund will not purchase TDs maturing in more than six months and will limit to no more than 10% of its total assets its investment in TDs maturing from two business days through six months.


   Commercial paper in which the fund may invest is limited to debt obligations of domestic and foreign issuers that at the time of purchase are Eligible Securities (as defined below) that are (a) rated by at least one NRSRO in the highest rating category for short-term debt securities or (b) comparable unrated securities. The fund also may invest in variable rate master demand notes, which are unsecured demand notes typically purchased directly from large corporate issuers providing for variable amounts of principal indebtedness and periodic adjustments in the interest rate according to the terms of the instrument. Demand notes normally are not traded in a secondary market. However, the fund may demand payment of principal and accrued interest in full at any time without penalty. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those set forth above for issuers of commercial paper. SBFM will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand.

   The fund invests only in securities which are purchased with and payable in U.S. dollars and which have (or, pursuant to regulations adopted by the SEC, will be deemed to have) remaining maturities of thirteen months or less at the date of purchase by the fund. For this purpose, variable rate master demand notes (as described above), which are payable on demand or, under certain conditions, at specified periodic intervals not exceeding thirteen months, in either case on not more than 30 days' notice, will be deemed to have remaining maturities of thirteen months or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The fund follows these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that it can do so on a continuing basis. In addition, securities in which the fund will invest may not yield as high level of current income as might be achieved by investing in securities with less liquidity and safety and longer maturities.


   The fund will limit its investments to securities that the board of trustees determines present minimal credit risks and which are "Eligible Securities" at the time of acquisition by the fund. The term Eligible Securities includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the fund acquires the security. If the fund acquires securities that are unrated or that have been rated by a single NRSRO, the acquisition must be approved or ratified by the board of trustees. The NRSROs currently designated as such by the SEC include S&P, Moody's, and Fitch, Inc. A discussion of the ratings categories of these NRSROs is contained in the Appendix to this SAI.


   The fund generally may not invest more than 5% of its total assets in the securities of any one issuer, except for U.S. government securities. In addition, the fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities ("Second Tier Securities") and may not invest more than 1% of its total assets in the Second Tier Securities of any one issuer. The fund may invest more than 5% (but no more than 25%) of the then-current value of the fund's total assets in the securities of a single issuer for a period of up to three business days, provided that (a) the securities are rated by the Requisite NRSROs in the highest short-term rating category, are securities of issuers that have received such rating with respect to other short-term debt securities or are comparable unrated securities, and
(b) the fund does not make more than one such investment at any one time.

   The fund will concentrate its investments in the banking industry except during temporary defensive periods. Up to 25% of the total assets of the fund may be invested at any time in the obligations of issuers conducting their principal business activities in any industry other than banking. The fund may not acquire more than 10% of the voting or any other class of securities of any one issuer, except that U.S. government securities may be purchased without regard to these limits.

High Income Fund

   The fund will seek high current income by investing, under normal circumstances, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in high-yielding corporate bonds, debentures and notes denominated in U.S. dollars or foreign currencies. Up to 40% of the fund's total assets may be invested in fixed-income obligations of foreign issuers, and up to 20% of its total assets may be invested in common stock or other equity or equity-related securities, including convertible securities, preferred stock, warrants and rights. Securities purchased by the fund generally will be rated in the lower rating categories, as low as Caa by Moody's or D by S&P or an equivalent rating by any NRSRO, or in unrated securities that SBFM deems of comparable quality. However, the fund will not purchase securities rated lower than B by both Moody's and S&P unless, immediately after such purchase, no more than 10% of its total assets are invested in such securities. The fund may also invest in zero coupon bonds and payment-in-kind bonds.

   The fund may hold securities with higher ratings when the yield differential between lower-rated and higher-rated securities narrows and the risk of loss may be reduced substantially with only a relatively small reduction in yield. The fund also may invest in higher-rated securities when SBFM believes that a more defensive investment strategy is appropriate in light of market or economic conditions. The fund also may lend its portfolio securities, purchase or sell securities on a when-issued or delayed-delivery basis and write covered call options on securities. In order to mitigate the effects of uncertainty in future exchange rates, the fund may engage in currency exchange transactions and purchase options on foreign currencies. The fund also may hedge against the effects of changes in the value of its investments by purchasing put and call options on interest rate futures contracts.

   Corporate securities in which the fund may invest include corporate fixed-income securities of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, and preferred stock. The fund's investments in each of equipment leases or equipment trust certificates will not exceed 5% of its total assets.

   Certain of the corporate fixed-income securities in which the fund may invest may involve equity characteristics. The fund may, for example, invest in warrants for the acquisition of stock of the same or of a different issuer or in corporate fixed income securities that have conversion or exchange rights permitting the holder to convert or exchange the securities at a stated price within a specified period of time into a specified number of shares of common stock. In addition, the fund may invest in participations that are based on revenues, sales or profits of an issuer or in common stock offered as a unit with corporate fixed-income securities.

Municipal High Income Fund


   Under normal market conditions, the fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in (a) "municipal bonds," which are defined as intermediate- and long-term debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities and (b) municipal leases. Under normal market conditions, the fund's assets will be invested primarily in municipal bonds and municipal leases (collectively, "Municipal Securities") rated A, Baa or Ba by Moody's, or A, BBB or BB by S&P, or having an equivalent rating by any NRSRO, or obligations determined by SBFM to be equivalent, or in unrated Municipal Securities that are deemed to be of comparable quality by SBFM. Interest paid on Municipal Securities is typically exempt from regular federal income taxes. Up to 50% of the fund's total assets may be invested in Municipal Securities rated Ba or below by Moody's or BB or below by S&P or, if unrated, judged by SBFM to be of comparable quality. In addition, the fund may invest in obligations rated as low as Caa by Moody's or CCC by S&P or having an equivalent rating by any NRSRO. Securities that are rated Caa or CCC are of poor standing. These issues may be in default or present elements of danger that may exist with respect to principal or interest.


   The fund may invest without limit in municipal leases, which generally are participations in intermediate- and short-term debt obligations issued by municipalities consisting of leases or installment purchase contracts for property or equipment. Municipal leases may take the form of a lease or an installment purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. In evaluating municipal lease obligations, SBFM will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue the appropriation of funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations that are imposed on the lease obligor's ability to utilize substitute property or services rather than those covered by the lease obligation.


   Under normal circumstances, the fund may invest in "private activity bonds." Interest income on certain types of private activity bonds issued after August 7, 1986 to finance nongovernmental activities is a specific tax preference item for purposes of federal individual and corporate alternative minimum taxes, even though such interest is not subject to regular federal income taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent that the fund's dividends are derived from interest on these bonds. These private activity bonds are included in the term "Municipal Securities" for purposes of determining compliance with the 80% test described above. Dividends derived from interest income on all Municipal Securities are a component of the "adjusted current earnings" adjustment for purposes of the federal corporate alternative minimum tax.

   The fund may invest in short-term obligations ("Temporary Investments"), some of which may not be tax-exempt. Included among the Temporary Investments are tax-exempt notes rated within the four highest grades by a NRSRO, including Moody's or S&P; tax-exempt commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's; and taxable money market instruments. At no time will more than 20% of the fund's total assets be invested in Temporary Investments unless SBFM temporarily has adopted a defensive investment posture. In addition, the fund may enter into municipal bond index futures contracts and options on interest rate futures contracts for hedging purposes. The fund also may acquire variable rate demand notes, purchase securities on a when-issued basis and enter into stand-by commitments with respect to portfolio securities.

Total Return Bond Fund


   Under normal conditions, at least 80% of the value of the fund's net assets, plus any borrowings for investment purposes, will be invested in fixed-income securities. The "total return" sought by the fund will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in the value of fund securities (realized by the shareholder only upon selling shares), or realized from the purchase and sale of securities and the use of futures and options. The change in market value of fixed-income securities (and therefore their capital appreciation) is largely a function of changes in the current level of interest rates. At any given time, the fund may be entirely or partially invested in a particular type of fixed-income security.


   The fund may invest up to 10% of its total assets in securities rated below investment grade and unrated securities of comparable quality. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally and internationally recognized rating agencies or if unrated, of similar credit quality. These securities are considered speculative in that their issues may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value.

   Under normal market conditions, the fund may hold up to 20% of its total assets in cash or money market instruments, including taxable money market instruments.

Other Investment Policies


   U.S. Government Securities (all funds). U.S. government securities include debt obligations of varying maturities issued or guaranteed by the U.S. government or its agencies or instrumentalities ("U.S. government securities"). U.S. government securities include not only direct obligations of the United States Treasury, but also securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, International Bank for Reconstruction and Development and Resolution Trust Corporation. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and Federal Home Loan Mortgage Corporation ("FHLMC"), are mortgage-related securities. Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, a fund will invest in obligations issued by such an instrumentality only if SBFM or the relevant sub-investment adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.



   Bank Obligations (all funds). Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of Federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.


   Obligations of foreign branches of U.S. banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank. CDs issued by wholly owned Canadian subsidiaries of U.S. banks are guaranteed as to repayment of principal and interest, but not as to sovereign risk, by the U.S. parent bank.

   Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.


   In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign banks and foreign branches of U.S. banks, SBFM or the relevant sub-investment adviser will carefully evaluate such investments on a case-by-case basis.


   The Exchange Reserve Fund may purchase a CD issued by a bank, savings and loan association or other banking institution with less than $1 billion in assets (a "Small Issuer CD") so long as the issuer is a member of the FDIC or Office of Thrift Supervision and is insured by the Savings Association Insurance Fund ("SAIF"), and so long as the principal amount of the Small Issuer CD is fully insured and is no more than $100,000. The Exchange Reserve Fund will at any one time hold only one Small Issuer CD from any one issuer. Savings and loan associations whose CDs may be purchased by the funds are members of the Federal Home Loan Bank and are insured by the SAIF. As a result, such savings and loan associations are subject to regulation and examination.

   Corporate Debt Securities (Dividend and Income, Convertible, Diversified Strategic Income, High Income and Total Return Bond Funds). Corporate debt securities include corporate bonds, debentures, notes and other similar debt securities issued by companies.


   Ratings as Investment Criteria (all funds). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the funds as initial criteria for the selection of portfolio securities, but the funds also will rely upon the independent advice of SBFM and/or sub-investment advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.


   Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that a NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events will require sale of such securities by a fund, but SBFM and/or a fund's sub-investment adviser will consider such events in its determination of whether the fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.


   When-Issued Securities and Delayed-Delivery Transactions (Dividend and Income, Convertible, Diversified Strategic Income, High Income, Total Return Bond and Municipal High Income Funds). In order to secure yields or prices deemed advantageous at the time, the funds may purchase or sell securities on a when-issued or delayed-delivery basis. A fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on those securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Each fund will establish a segregated account consisting of cash and liquid securities having a value equal to or greater than the fund's purchase commitments, provided such securities have been determined by SBFM or the relevant sub-investment adviser to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the trustees. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's total assets.

   Fixed income securities are normally subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, although to a lesser extent in the case of U.S. government securities, the public's perception of the creditworthiness of the issuers. In general, fixed income securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of fixed income securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.


   In the case of the purchase of securities on a when-issued or delayed-delivery basis by a fund, the fund will meet its obligations on the settlement date from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of the securities purchased on a when-issued or delayed-delivery basis (which may have a value greater or less than the fund's payment obligations).

   Zero Coupon Bonds (Dividend and Income, Convertible, Diversified Strategic Income, High Income, Municipal High Income and Total Return Bond Funds). A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity. Diversified Strategic Income and High Income Funds also may invest in payment-in-kind bonds, which, like zero coupon bonds, make no cash payment until maturity. The funds may also invest in hybrid zero coupon securities which possess qualities of both zero coupon and coupon bonds.


   Mortgage-Related Securities (Dividend and Income, Diversified Strategic Income, Exchange Reserve and Total Return Bond Funds). Mortgage-related securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Mortgage pools created by private organizations generally offer a higher rate of interest than government and government-related pools because no direct or indirect guarantees of payments are applicable with respect to the former pools. Timely payment of interest and principal in these pools, however, may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but FNMA obligations are supported by the discretionary authority of the United States government to purchase its obligations. Collateralized mortgage obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations.


   To the extent that a fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid. A fund's yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

   The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from 2 to 10 years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.


   Mortgage-related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-related securities are backed by the full faith and credit of the United States. GNMA, the principal guarantor of such securities, is a wholly owned United States government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned corporation chartered by Congress and subject to general regulation by the Department of Housing and Urban Development. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.



   Private, U.S. governmental or government-related entities create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, the funds consistent with their investment objectives and policies, will consider making investments in such new types of securities.



   Forward Roll Transactions (Dividend and Income, Diversified Strategic Income and Total Return Bond Funds). In order to enhance current income, these funds may enter into forward roll transactions with respect to mortgage-related securities issued by GNMA, FNMA and FHLMC. In a forward roll transaction, a fund sells a mortgage security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will generate income for the fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities the fund is obligated to repurchase may decline below the repurchase price of those securities. At the time a fund enters into forward roll transactions, it will place in a segregated account with the fund's custodian cash, U.S. government securities, equity securities or debt securities of any grade having a value equal to or greater than the fund's purchase commitments, provided such securities have been determined by SBFM or a sub-investment adviser to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the trustees. The fund will subsequently monitor the account to insure that such equivalent value is maintained.


   Asset-Backed Securities (Dividend and Income, Exchange Reserve, Diversified Strategic Income and Total Return Bond Funds). An asset-backed security represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, will all affect the value of an asset-backed security, as will the exhaustion of any credit enhancement. The risks of investing in asset-backed securities ultimately depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Additionally, in the same manner as described above under "Mortgage-Related Securities" with respect to prepayment of a pool of mortgage loans underlying mortgage-related securities, the loans underlying asset-backed securities are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

   Non-Taxable Municipal Securities (Municipal High Income Fund). Non-taxable Municipal Securities include debt obligations issued to fund various public purposes, such as constructing public facilities, refunding outstanding obligations, paying general operating expenses and extending loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Securities if the interest paid thereon may be excluded from gross income (but not necessarily from alternative minimum taxable income) for regular federal income tax purposes in the opinion of bond counsel to the issuer.

   Municipal bonds may be issued to finance life care facilities. Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.


   Municipal leases are Municipal Securities that may take the form of a lease or an installment purchase contract issued by state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with municipal bonds. These obligations frequently contain "non-appropriation" clauses providing that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult. In order to limit such risks, Municipal High Income Fund will purchase either (a) municipal leases rated in the four highest categories by Moody's or S&P or (b) unrated municipal leases purchased principally from domestic banks or other responsible third parties which enter into an agreement with the fund, which provides that the seller will either remarket or repurchase the municipal lease within a short period after demand by the fund.



   Taxable Municipal Obligations (Total Return Bond Fund). The Total Return Bond Fund will invest in a diversified portfolio of taxable long-term investment-grade securities issued by or on behalf of states and municipal governments, U.S. territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions ("Taxable Municipal Obligations"). The Taxable Municipal Obligations in which the fund may invest are within the four highest ratings of Moody's (Aaa, Aa, A, Baa) or S&P (AAA, AA, A, BBB). Although securities rated in these categories are commonly referred to as investment grade, securities rated Baa are considered by Moody's to have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities. Furthermore, the market for Taxable Municipal Obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on Taxable Municipal Obligations is includable in gross income for regular federal income tax purposes. While interest on Taxable Municipal Obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

   Variable-Rate Demand Notes (Municipal High Income Fund). Municipal Securities purchased by Municipal High Income Fund may include variable-rate demand notes issued by industrial development authorities and other governmental entities. Although variable-rate demand notes are frequently not rated by credit rating agencies, unrated notes purchased by the fund will be determined by SBFM to be of comparable quality at the time of purchase to instruments rated "'high quality" (that is, within the two highest ratings) by any NRSRO. In addition, while no active secondary market may exist with respect to a particular variable-rate demand note purchased by the fund, the fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the fund to dispose of the variable-rate demand note in the event that the issuer of the note defaulted on its payment obligations, and the fund could, for this or other reasons, suffer a loss to the extent of the default.

   Stand-by Commitments (Municipal High Income Fund). Municipal High Income Fund may acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase, at the fund's option, specified Municipal Securities at a specified price. The fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities acquired with the commitment, thus increasing the cost of the securities and reducing the yield otherwise available for them. The fund intends to enter into stand-by commitments only with brokers, dealers and banks that, in the view of SBFM, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, SBFM will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.


   Repurchase Agreements (all funds). The funds may engage in repurchase agreements with certain member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. SBFM or the relevant sub-investment adviser, acting under the supervision of the Trust's board of trustees, reviews on an ongoing basis the value of the collateral and creditworthiness of those banks and dealers with which the funds enter into repurchase agreements to evaluate potential risks.


   Reverse Repurchase Agreements (Dividend and Income, Diversified Strategic Income and Total Return Bond Funds). These funds may enter into reverse repurchase agreement transactions with member banks of the Federal Reserve System and certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. A reverse repurchase agreement, which is considered a borrowing by the fund, involves a sale by the fund of securities that it holds concurrently with an agreement by the fund to repurchase the same securities at an agreed-upon price and date. The fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of the proceeds is known as leverage. The funds will enter into a reverse repurchase agreement for leverage purposes only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The funds also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of a fund's securities is considered to be disadvantageous.


   Lending of Portfolio Securities (Convertible, Diversified Strategic Income, High Income, Total Return Bond and Dividend and Income Funds). Consistent with applicable regulatory requirements, these funds may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the board. A fund will not lend portfolio securities to CGM unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, a fund may pay to the borrower and/or a third party which is unaffiliated with the fund and is acting as a "finder" a part of the interest earned from the investment of collateral received for securities loaned. Generally, the borrower will be required to make payments to a fund in lieu of any dividends a fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as "qualified dividend income" for purposes of determining what portion of the fund's regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "Taxes").

   By lending its securities, a fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. A fund will comply with the following conditions whenever its portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the Trust's board of trustees must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by SBFM to be of good standing and will not be made unless, in the judgment of SBFM, the consideration to be earned from such loans would justify the risk.

   Medium-, Low- and Unrated Securities (Dividend and Income, Convertible, Diversified Strategic Income, High Income, Total Return Bond and Municipal High Income Funds). These funds may invest in medium- or low-rated securities and unrated securities of comparable quality. Generally, these securities offer a higher current yield than the yield offered by higher-rated securities, but involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Medium- and low-rated and comparable unrated securities: (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Thus, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund's shares.

   While the market values of medium- and low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, medium- and low-rated and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In addition, the markets in which medium- and low-rated or comparable unrated securities are traded generally are more limited than those in which higher-rated securities are traded. The existence of limited markets for these securities may restrict the availability of securities for a fund to purchase and also may have the effect of limiting the ability of the fund to: (a) obtain accurate market quotations for purposes of valuing securities and calculating net asset value and (b) sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. A major economic recession could likely disrupt severely the market for medium- and low-securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.



   Fixed-income securities, including medium- and low-rated and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a fund. If an issuer exercises these rights during periods of declining interest rates, the fund may have to replace the security with a lower yielding security, resulting in a decreased return to the fund.


   Securities that are rated Ba by Moody's or BB by S&P have speculative characteristics with respect to capacity to pay interest and repay principal. Securities that are rated B generally lack characteristics of a desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities that are rated Caa or CCC are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.


   In light of the risks described above, SBFM or the relevant sub-investment adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.


   Options on Securities (Convertible, Diversified Strategic Income, High Income and Dividend and Income Funds). High Income Fund may write (sell) covered call options. Dividend and Income Fund may write covered call options and may purchase and write secured put options. Convertible Fund and Diversified Strategic Income Fund may purchase and write covered call and secured put options. Each of these funds may enter into closing transactions with respect to the options transactions in which it may engage. Dividend and Income Fund also may write "straddles," which are combinations of secured puts and covered calls on the same underlying security.


   The aggregate value of the obligations underlying calls on securities that are written by Dividend and Income Fund and covered with cash or other eligible segregated assets, together with the aggregate value of the obligations underlying put options written by the fund, will not exceed 50% of the fund's total assets. Dividend and Income Fund will not purchase puts or calls on securities if more than 5% of its total assets would be invested in premiums on puts and calls, not including that portion of the premium which reflects the value of the securities owned by the fund and underlying a put at the time of purchase. Convertible Fund may utilize up to 10% of its total assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. Diversified Strategic Income Fund may utilize up to 15% of its total assets to purchase options and may do so at or about the same time that it purchases the underlying security or at a later time.

   Diversified Strategic Income Fund may purchase and sell put, call and other types of option securities that are traded on domestic or foreign exchanges or the over-the-counter market including, but not limited to, "spread" options, "knock-out" options, "knock-in" options and "average rate" or "look-back" options. "Spread" options are dependent upon the difference between the price of two securities or futures contracts. "Knock-out" options are canceled if the price of the underlying asset reaches a trigger level prior to expiration. "Knock-in" options only have value if the price of the underlying asset reaches a trigger level. "Average rate" or "look-back" options are options where the option's strike price at expiration is set based on either the average, maximum or minimum price of the asset over the period of the option.

   A call is covered if the fund (a) owns the optioned securities, (b) maintains in a segregated account cash or liquid securities having a value equal to or greater than the fund's obligations under the call, provided such securities have been determined by SBFM to be liquid and unencumbered pursuant to guidelines established by the trustees ("eligible segregated assets") or (c) owns an offsetting call option.

   Writing call and put options. When a fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund forgoes any gain from an increase in the market price of the underlying security over the exercise price. When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When a fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. For the purchase of a put to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put is sold in a closing sale transaction; otherwise, the purchase of the put effectively increases the cost of the security and thus reduces its yield.

   A fund may write puts on securities only if they are "secured." A put is "secured" if the fund maintains cash or other eligible segregated assets with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price.

   The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Diversified Strategic Income Fund, however, may engage in option transactions only to hedge against adverse price movements in the securities that it holds or may wish to purchase and the currencies in which certain portfolio securities may be denominated. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

   Options written by a fund normally will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A fund with option-writing authority may write (a) in-the-money call options when SBFM or its sub-investment adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when SBFM or the sub-investment adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when SBFM or the sub-investment adviser expects that the price of the underlying security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

   So long as the obligation of a fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the fund to deliver (in the case of a call) or take delivery of (in the case of a put) the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. A fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") or similar foreign clearing corporation and of the securities exchange on which the option is written.

   Purchasing call and put options. A fund may purchase put and call options that are traded on a domestic securities exchange. By buying a put, the fund limits the risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A call option may be purchased by the fund in order to acquire the underlying securities for the fund at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. The fund also may purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.

   Closing transactions. A fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the fund would purchase, prior to the holder's exercise of an option that the fund has written, an option of the same series as that on which the fund desires to terminate its obligation. The obligation of the fund under an option that it has written would be terminated by a closing purchase transaction, but the fund would not be deemed to own an option as the result of the transaction. There can be no assurance that the fund will be able to effect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, a fund will write options only if a secondary market for the options exists on a domestic securities exchange or in the over-the-counter market. Dividend and Income Fund will purchase and sell only options which are listed on a national securities exchange and will write options only through a national options clearing organization.

   There can be no assurance that a liquid secondary market will exist at a given time for any particular option. In this regard, trading in options on U.S. government securities is relatively new, so that it is impossible to predict to what extent liquid markets will develop or continue.


   An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of this fact and current trading conditions, the funds expect to purchase only call or put options issued by the Clearing Corporation. The funds with option-writing authority expect to write options only on U.S. securities exchanges, except that the Diversified Strategic Income Fund also may write options on foreign exchanges and in the over-the-counter market.


   A fund may realize a profit or loss upon entering into a closing transaction. In cases in which a fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when a fund has purchased an option and engages in a closing sale transaction, whether the fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium that the fund initially paid for the original option plus the related transaction costs.

   Although a fund generally will purchase or write only those options for which SBFM or its sub-investment adviser believes there is an active secondary market, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. At times in the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have rendered inadequate certain of the facilities of the Clearing Corporation as well as U.S. and foreign securities exchanges and resulted in the institution of special procedures such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class that may be held, written or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the funds with authority to engage in options transactions, and other clients of SBFM and certain of its affiliates, may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

   In the case of options that are deemed covered by virtue of the fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, a fund may purchase or borrow temporarily the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

   Additional risks exist with respect to certain U.S. government securities for which a fund may write covered call options. If a fund writes covered call options on mortgage-backed securities, the securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of those securities.

   Stock Index Options (Dividend and Income Fund). Dividend and Income Fund may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index, such as the New York Stock Exchange Composite Index, or a narrower market index, such as the Standard & Poor's 100. Indexes also are based on an industry or market segment such as the AMEX Oil Index or the Amex Computer Technology Index. In writing a call on a stock index, the fund receives a premium and agrees that during the call period purchasers of a call, upon exercise of the call, will receive an amount of cash if the closing level of the stock index upon which the call is based is greater than the exercise price of the call. When the fund buys a call on a stock index, it pays a premium and during the call period the fund, upon exercise of the call, receives an amount of cash if the closing level of the stock index upon which the call is based is greater than the exercise price of the call. The fund also may purchase and sell stock index puts, which differ from puts on individual securities in that they are settled in cash based on the values of the securities in the underlying index, rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the fund's portfolio generally, rather than an individual security in the portfolio. Stock index puts are sold primarily to realize income from the premiums received on the sale of such options. If any put is not exercised or sold, it will become worthless on its expiration date.

   Options on stock indexes are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.


   The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether Dividend and Income Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indexes will be subject to SBFM's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.


   Dividend and Income Fund will engage in stock index options transactions only when determined by SBFM to be consistent with the fund's efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When the fund writes an option on a stock index, it will establish a segregated account in the name of the fund consisting of cash, equity securities or debt securities of any grade in an amount equal to or greater than the market value of the option, provided such securities are liquid and unencumbered and are marked to market daily pursuant to guidelines established by the trustees.

   Currency Transactions (Convertible, Diversified Strategic Income, Dividend and Income and High Income Funds). The funds' dealings in forward currency exchange transactions will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its securities. Position hedging, generally, is the sale of forward currency contracts with respect to portfolio security positions denominated or quoted in the currency. A fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value of the security at any time, or securities held in its portfolio denominated or quoted in, or currently convertible into (such as through exercise of an option or consummation of a forward currency contract) that particular currency. If a fund enters into a transaction hedging or position hedging transaction, it will cover the transaction through one or more of the following methods: (a) ownership of the underlying currency or an option to purchase such currency;
(b) ownership of an option to enter into an offsetting forward currency contract; (c) entering into a forward contract to purchase currency being sold, or to sell currency being purchased, provided that such covering contract is itself covered by any one of these methods unless the covering contract closes out the first contract; or (d) depositing into a segregated account with the custodian or a sub-custodian of the fund cash or readily marketable securities in an amount equal to the value of the fund's total assets committed to the consummation of the forward currency contract and not otherwise covered. In the case of transaction hedging, any securities placed in the account must be liquid debt securities. In any case, if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the above amount. Hedging transactions may be made from any foreign currency into dollars or into other appropriate currencies.

   At or before the maturity of a forward contract, a fund may either sell a portfolio security and make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the relevant fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between a fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The cost to a fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase.


   If a devaluation is generally anticipated, the Diversified Strategic Income and High Income Funds may not be able to contract to sell the currency at a price above the devaluation level they anticipate.


   Foreign Currency Options (Diversified Strategic Income and High Income Funds). High Income Fund may only purchase put and call options on foreign currencies, whereas Diversified Strategic Income Fund may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six and nine month expiration cycles. Put options convey the right to sell the underlying currency at a price that is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price that is expected to be lower than the spot price of the currency at the time that the option expires.


   A fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the dollar value of a foreign currency in which a fund's securities are denominated, for example, will reduce the dollar value of the securities even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities that it holds, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options that would require it to forgo a portion or all of the benefits of advantageous changes in the rates.

   Futures Activities (Convertible, Diversified Strategic Income, High Income, Municipal High Income, Total Return Bond and Dividend and Income Funds). These funds may enter into futures contracts and/or options on futures contracts that are traded on a U.S. exchange or board of trade. These investments may be made by a fund for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions, but not for purposes of speculation. In the case of Municipal High Income Fund, investments in futures contracts will be made only in unusual circumstances, such as when SBFM anticipates an extreme change in interest rates or market conditions.


   Futures Contracts (Convertible, Diversified Strategic Income, Municipal High Income, Total Return Bond and Dividend and Income Funds). The funds may acquire or sell a futures contract to mitigate the effect of fluctuations in interest rates, currency values or market conditions (depending on the type of contract) on portfolio securities without actually buying or selling the securities. For example, if Municipal High Income Fund owns long-term bonds and tax-exempt rates are expected to increase, the fund might enter into a short position in municipal bond index futures contracts. Such a sale would have much the same effect as the fund's selling some of the long-term bonds in its portfolio. If tax-exempt rates increase as anticipated, the value of certain long-term Municipal Securities in the fund would decline, but the value of the fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the fund from declining as much as it otherwise would have. Of course, because the value of portfolio securities will far exceed the value of the futures contracts sold by a fund, an increase in the value of the futures contracts could only mitigate, not totally offset, the decline in the value of the fund.


   In purchasing and selling futures contracts and related options, a fund will comply with the following policies: (a) futures and related options will be used solely for bona fide hedging purposes (or the underlying commodity value of a fund's long positions will not exceed the sum of certain identified liquid investments) and (b) a fund will not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the fund's total assets. In order to prevent leverage in connection with the purchase of futures contracts by a fund, an amount of cash or other eligible segregated assets equal to the margin requirements of futures contracts purchased will be maintained in a segregated account on the books of the fund or with the fund's custodian. A fund will engage only in futures contracts and related options which are listed on a national commodities exchange. The funds are operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.


   Interest Rate Futures Contracts. A fund may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Interest rate futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are interest rate futures contracts based on securities such as long-term Treasury bonds, Treasury notes, GNMA certificates and three-month Treasury bills.

   Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into an interest rate futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the interest rate futures contract might be accomplished more easily and quickly. For example, if a fund holds long-term U.S. government securities and SBFM or the sub-investment adviser anticipates a rise in long-term interest rates, the fund could, in lieu of disposing of its portfolio securities, enter into interest rate futures contracts for the sale of similar long-term securities. If interest rates increased and the value of the fund's securities declined, the value of the fund's interest rate futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have declined. Similarly, entering into interest rate futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if SBFM or the sub-investment adviser expects long-term interest rates to decline, the fund might enter into interest rate futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities that it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

   Stock Index Futures Contracts. A fund may purchase and sell stock index futures contracts. These transactions, if any, by the fund will be made solely for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in market conditions and will be made when the transactions are economically appropriate to the reduction of risks inherent in the management of the fund. A stock index futures contract is an agreement under which two parties agree to take or make delivery of the amount of cash based on the difference between the value of a stock index at the beginning and at the end of the contract period. When the fund enters into a stock index futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the stock index fluctuates, either party to the contract is required to make additional margin deposits, known as "variation margin," to cover any additional obligation that it may have under the contract.

   Successful use of stock index futures contracts by a fund is subject to certain special risk considerations. A liquid stock index futures market may not be available when the fund seeks to offset adverse market movements. In addition, there may be an imperfect correlation between movements in the securities included in the index and movements in the securities in the fund. Successful use of stock index futures contracts is further dependent on SBFM's ability to predict correctly movements in the direction of the stock markets and no assurance can be given that its judgment in this respect will be correct.

   Diversified Strategic Income Fund may enter into futures contracts or related options on futures contracts that are traded on a domestic or foreign exchange or in the over-the-counter market. These investments may be made for the purpose of hedging against changes in the value of its portfolio securities but not for purposes of speculation. The ability of the fund to trade in futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company.

   When deemed advisable by SBFM, Total Return Bond Fund may enter into futures contracts or related options traded on a domestic exchange or board of trade. Such investments, if any, by the fund will be made solely for the purpose of hedging against the effects of changes in the value of the fund's securities due to anticipated changes in interest rates and market conditions, and when the transactions are economically appropriate for the reduction of risks inherent in the management of the fund. Total Return Bond Fund may hedge up to 50% of its total assets using futures contracts or related options transactions.

   Dividend and Income Fund may not purchase futures contracts or related options if, immediately thereafter, more than 30% of the fund's total assets would be so invested. In addition, Dividend and Income Fund may not at any time commit more than 5% of its total assets to initial margin deposits on futures contracts.

   No consideration is paid or received by a fund upon entering into a futures contract. Initially, the fund will be required to deposit with its custodian an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount, known as initial margin, is in the nature of a performance bond or good faith deposit on the contract and is returned to the fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as variation margin, will be made daily as the price of the securities, currency or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will terminate the fund's existing position in the contract.

   Several risks are associated with the use of futures contracts as a hedging device. Successful use of futures contracts by a fund is subject to the ability of SBFM or the sub-investment adviser to predict correctly movements in interest rates, stock or bond indices or foreign currency values. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities, currency or index and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or currency values.

   Although the funds with authority to engage in futures activity intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a fund would be required to make daily cash payments of variation margin and an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

   If a fund has hedged against the possibility of a change in interest rates or currency or market values adversely affecting the value of securities held in its portfolio and rates or currency or market values move in a direction opposite to that which the fund has anticipated, the fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

   Options on Futures Contracts. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. A fund may purchase put options on interest rate futures contracts in lieu of, and for the same purpose as, sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying interest rate futures contract in the same manner as it may purchase puts on securities provided they are similarly "secured." An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying future currency at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a fund investing in the option. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract, and the fund will set aside cash and liquid securities sufficient to purchase the amount of portfolio securities represented by the underlying futures contracts.

   Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options on interest rate and foreign currency futures will be based upon predictions by SBFM or a fund's sub-investment adviser as to anticipated trends in interest rates and currency values, as the case may be, which could prove to be incorrect. Even if the expectations of SBFM or a fund's sub-investment adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities or the currencies being hedged.

   Securities of Other Investment Companies (Dividend and Income and Convertible Funds). These funds may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, a fund may hold securities of another investment company in amounts which
(i) do not exceed 3% of the total outstanding voting stock of such company,
(ii) do not exceed 5% of the value of the fund's total assets and (iii) when added to all other investment company securities held by the funds do not exceed 10% of the value of the fund's total assets.


   To the extent a fund invests in securities of other investment companies, the fund's shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the fund's investments in such investment companies are subject to limitations under the 1940 Act and market availability.



   Index-Related Securities ("Equity Equivalents") (Dividend and Income and Convertible Funds). These funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depository Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), iShares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.


   Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund's assets across a broad range of equity securities.

   The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the funds investing in such instruments.

   Foreign Investments (Convertible, Diversified Strategic Income, High Income and Dividend and Income Funds). Investors should recognize that investing in foreign companies involves certain considerations which are not typically associated with investing in U.S. issuers. Since these funds may invest in securities denominated in currencies other than the U.S. dollar, and may temporarily hold funds in bank deposits or other money-market investments denominated in foreign currencies, a fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the fund's total assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gain, if any, to be distributed to shareholders by the fund.


   The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the Unites States and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.


   Certain securities held by the funds will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the fund, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.


   Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of a fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on fund liquidity, the funds will avoid investing in countries which are known to experience settlement delays which may expose the fund to unreasonable risk of loss.


   The interest payable on a fund's foreign securities may be subject to foreign withholding taxes, which will reduce the fund's return on its investments. Additionally, the operating expenses of the funds can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities, such as custodial costs, valuation costs and communication costs, are higher than the costs of investing exclusively in U.S. securities.



   The funds may also purchase American Depositary Receipts ("ADRs"), American Depository Debentures, American Depository Notes, American Depository Bonds, European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"), or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or

"unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements.

   Eurodollar or Yankee Obligations (Dividend and Income, Diversified Strategic Income and Total Return Bond Funds). These funds may invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

   Securities of Developing Countries (Diversified Strategic Income and High Income Funds). These funds may invest in securities of developing (or "emerging market") countries. A developing country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries.

   Foreign Government Securities of Emerging Markets (Diversified Strategic Income and High Income Funds). Among the foreign government securities in which the funds may invest are those issued by countries with developing economies, i.e., countries in the initial stages of their industrialization cycles. Investing in securities of countries with developing economies involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of countries with developing economies historically have been more volatile than markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

   Convertible Securities and Synthetic Convertible Securities (Dividend and Income, Convertible, Diversified Strategic Income and High Income
Funds). Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

   As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.

Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

   Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.


   Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on Nasdaq. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by a fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.



   Temporary Investments (Dividend and Income, Convertible, Diversified Strategic Income, High Income, Municipal High Income and Total Return Bond Funds). When SBFM or the relevant sub-investment adviser believes that market conditions warrant, these funds may adopt a temporary defensive posture and may invest in short-term instruments without limitation. Short-term instruments in which the funds may invest (except for Municipal High Income, as described below) include: U.S. government securities; certain bank obligations (including CDs, TDs and bankers' acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or an equivalent rating by any other NRSRO or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to securities in which a fund may invest.


   When Municipal High Income Fund is maintaining a defensive position it may invest in temporary investments consisting of: (a) the following tax-exempt securities: (i) tax-exempt notes of municipal issuers having, at the time of purchase, a rating of MIG 1 through MIG 4 by Moody's or rated SP-1 or SP-2 by S&P or, if not rated, of issuers having an issue of outstanding Municipal Securities rated within the four highest grades by Moody's or S&P; (ii) tax-exempt commercial paper having a rating not lower than A-2 by S&P or Prime-2 by Moody's at the time of purchase; and (iii) variable-rate demand notes rated within the two highest ratings by any major rating service, or determined to be of comparable quality to instruments with such rating, at the time of purchase; and (b) the following taxable securities: (i) U.S. government securities, including repurchase agreements with respect to such securities;
(ii) other debt securities rated within the four highest grades by Moody's or S&P; (iii) commercial paper rated in the highest grade by either of these rating services; and (iv) CDs of domestic banks with assets of $1 billion or more. Among the tax-exempt notes in which the fund may invest are Tax Anticipation Notes, Bond Anticipation Notes and Revenue Anticipation Notes, which are issued in anticipation of receipt of tax funds, proceeds of bond placements or other revenues, respectively. At no time will more than 20% of the fund's total assets be invested in Temporary Investments unless the fund has adopted a defensive investment policy in anticipation of a market decline. The fund, however, intends to purchase tax-exempt temporary investments pending the investment of the proceeds of the sale of shares of the fund and of its portfolio securities, or in order to have highly liquid securities available to meet anticipated redemptions.

   Short Sales Against the Box (Convertible and Dividend and Income
Funds). These funds may enter into a short sale of common stock such that, when the short position is open, the fund involved owns an equal amount of preferred stocks or debt securities convertible or exchangeable without payment of further consideration into an equal number of shares of the common stock sold short. A fund will enter into this kind of short sale,, described as "against the box," for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date, when the fund delivers the convertible securities to close out its short position. Although a fund will have to pay an amount equal to any dividends paid on the common stock sold short prior to delivery, it will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The funds will deposit, in a segregated account with their custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box.

   Short Sales (Dividend and Income and Convertible Funds). The funds may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the fund borrows the security to make delivery to the buyer. The fund is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the fund's custodian in a special custody account), to the extent necessary to collateralize the broker and to meet margin requirements, until the short position is closed out. The fund will also incur transaction costs in effecting short sales.

   A fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the fund over the price at which it was sold short will result in a loss to the fund, and there can be no assurance that the fund will be able to close out the position at any particular time or at an acceptable price. Thus the fund's losses on short sales are potentially unlimited.

   Whenever a fund engages in short sales, it maintains cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The assets so maintained are marked to market daily.


   Rule 144A Securities (Dividend and Income, High Income, Diversified Strategic Income, Exchange Reserve and Convertible Funds). These funds may purchase Rule 144A Securities, which are unregistered securities restricted to purchase by "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). Because Rule 144A Securities are freely transferable among qualified institutional buyers, a liquid market may exist among such buyers. The board of trustees has adopted guidelines and delegated to SBFM the daily function of determining and monitoring liquidity of Rule 144A Securities. However, the board of trustees maintains sufficient oversight and is ultimately responsible for the liquidity determinations. Investments in restricted securities such as Rule 144A Securities could have the effect of increasing the level of illiquidity in a fund to the extent that there is temporarily no market for these securities among qualified institutional buyers.


   Real Estate Investment Trusts (Dividend and Income, Convertible and Diversified Strategic Income Funds). These funds may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of the REIT is affected by changes in the value of the properties owned by the REIT or security mortgage loans held by the REIT. A REIT is dependent upon cash flow from its investments to repay financing costs and the management skill of the REIT's manager. REITs are also subject to risks generally associated with investments in real estate.


   Restricted and Illiquid Securities (all funds). Each fund may invest up to 15% (except for Exchange Reserve Fund and Municipal High Income Fund, each of which may invest up to 10%) of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and related options (and with respect to Municipal High Income Fund, certain variable rate demand notes) for which a liquid secondary market does not exist and (c) time deposits maturing in more than seven calendar days (except for Exchange Reserve Fund, time deposits maturing in two business days to six months, and for Municipal High Income Fund, time deposits maturing in two business days to seven calendar days). The above restriction does not apply to Rule 144A Securities. In addition, each fund, except Convertible Fund, which is so not restricted, may invest up to 5% of its total assets in the securities of issuers which have been in continuous operation for less than three years. Notwithstanding the foregoing, Total Return Bond Fund shall not invest more that 10% of its total assets in securities that are restricted, excluding Rule 144A Securities.


   The sale of securities that are not publicly traded is typically restricted under the federal securities laws. As a result, a fund may be forced to sell these securities at less than fair market value or may not be able to sell them when SBFM or the sub-investment adviser believes it desirable to do so. The fund's investments in illiquid securities are subject to the risk that should the fund desire to sell any of these securities when a ready buyer is not available at a price that the fund deems representative of their value, the value of the fund's total assets could be adversely affected.

   Corporate Loans (Dividend and Income, High Income and Diversified Strategic Income Funds). Each of these funds may invest up to 15% of its total assets in corporate loans. Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. A fund may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such default with regard to a corporate loan in which the fund had invested would have an adverse affect on the fund's net asset value. Corporate loans in which the funds may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower's capital structure or that are secured with collateral.

   The funds may also acquire an interest in corporate loans by purchasing both participations ("Participations") in and assignments ("Assignments") of portions of corporate loans from third parties. By purchasing a Participation, a fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The Participations typically will result in the fund's having a contractual relationship only with the lender and not the borrower. The fund will have the right to receive payments or principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The funds will acquire Participations only if the lender interpositioned between the funds and the borrower is determined by management to be creditworthy. When a fund purchases Assignments from lenders, the funds will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

   In addition, the funds may have difficulty disposing of their investments in corporate loans. The liquidity of such securities is limited and the funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for corporate loans also may make it more difficult for a fund to assign a value to those securities for purposes of valuing the fund's investments and calculating its net asset value. Each fund's policy limiting its illiquid securities will be applicable to investments in corporate loans.

                                 RISK FACTORS

   The following risk factors are intended to supplement the risks described above and in the funds' prospectuses.
   General. Investors should realize that risk of loss is inherent in the ownership of any securities and that each fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

   Warrants. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. Investments in warrants, valued at the lower of cost or market, may not exceed 10% of the value of a fund's total assets. Included within that amount, but not to exceed 5% of the value of the fund's total assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by a fund in units or attached to securities may be deemed to be without value.


   Securities of Unseasoned Issuers. Securities of unseasoned reviews in which the funds may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may be issued by companies that lack a significant operating history and are dependent on products or services without an established market share.

   Fixed Income Securities. Investments in fixed income securities may subject the funds to risks, including the following.

   Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

   Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a fund to sustain losses on such investments. A default could impact both interest and principal payments.

   Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a fund will suffer from the inability to invest in higher yield securities.

   Lower Rated Fixed Income Securities. Securities which are rated BBB by S&P or Baa by Moody's are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody's or BBB by S&P have predominantly speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds ("junk bonds") have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force a fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

   Repurchase Agreements. A fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.


   Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each fund (except Exchange Reserve, Municipal High Income and Dividend and Income Funds) may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.



   There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their price more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. A fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the fund. Capital gains are also subject to taxation in some foreign countries.


   Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a fund's investments are denominated relative to the U.S. dollar will affect the fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a fund's securities are quoted would reduce the fund's net asset value per share.

   Special Risks of Countries in the Asia Pacific Region. Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea.


   Securities of Developing/Emerging Markets Countries. A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

   One or more of the risks discussed above could affect adversely the economy of a developing market or a fund's investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments may remain unsettled. There can be no assurance that any investments that a fund might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

   Many of a fund's investments in the securities of emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.


   Derivative Instruments. In accordance with its investment policies, each fund, with the exception of Exchange Reserve Fund, may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every fund investment also involves a risk that the portfolio managers' expectations will be wrong. Transactions in derivative instruments often enable a fund to take investment positions that more precisely reflect the portfolio managers' expectations concerning the future performance of the various investments available to the fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.


   Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency transactions. The following are the principal risks associated with derivative instruments.

   Market risk: The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

   Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

   Credit risk: The risk that the issuer of the instrument may default on its obligation to pay interest and principal.

   Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the funds are not readily marketable and are subject to a fund's restrictions on illiquid investments.

   Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

   Each derivative instrument purchased for a fund's portfolio is reviewed and analyzed by the fund's portfolio managers to assess the risk and reward of each such instrument in relation to the fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the fund and its shareholders.

   Special Risks of Writing Options. Option writing for the funds may be limited by position and exercise limits established by national securities exchanges and by requirements of the Code for qualification as a regulated investment company. In addition to writing covered call options to generate current income, the funds may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedged position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedged position. A fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The fund will engage in hedging transactions only when deemed advisable by SBFM or the sub-investment adviser. Successful use by the funds of options will be subject to the ability of SBFM and the sub-investment advisers to predict correct movements in the direction of the stock or index underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the fund's performance.

   The ability of the funds to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While a fund generally will write options only if a liquid secondary market appears to exist for the options purchased or sold, for some options no such secondary market may exist or the market may cease to exist. If the fund cannot enter into a closing purchase transaction with respect to a call option it has written, the fund will continue to be subject to the risk that its potential loss upon exercise of the option will increase as a result of any increase in the value of the underlying security. The fund could also face higher transaction costs, including brokerage commissions, as a result of its options transactions.

   Special Risks of Using Futures Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

   Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. A fund, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where a fund enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other fund assets.

   Furthermore, in the case of a futures contract purchase, in order to be certain that each fund has sufficient assets to satisfy its obligations under a futures contract, the fund segregates and commits to back the futures contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

   Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Investment Restrictions


   The Trust has adopted investment restrictions 1 through 8 below as fundamental policies with respect to the funds, which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a fund. A "majority" is defined in the 1940 Act as the lesser of
(a) 67% or more of the shares present at a shareholder meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (b) more than 50% of the outstanding shares. Investment restrictions 9 through 17 may be changed by vote of a majority of the board of trustees at any time.


   The investment policies adopted by the Trust prohibit a fund from:

      1. Investing in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Investing in "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      3. Investing more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      4. Borrowing money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33-1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transaction.

      5. Purchasing securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box" and for the Dividend and Income Fund and Convertible Fund which may make short sales or maintain a short position). For purposes of this restriction the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      6. Making Loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      7. Underwriting securities issued by other persons, except to the extent that the fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      8. Purchasing or selling real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); (d) investing in real estate investment trust securities; or (e) investing in gold bullion and coins or receipts for gold.

      9. Investing in oil, gas or other mineral exploration or development programs, except that the Convertible, Diversified Strategic Income, Dividend and Income and High Income Funds may invest in the securities of companies that invest in or sponsor those programs.

      10. Writing or selling puts, calls, straddles, spreads or combinations thereof, except, with respect to funds other than Exchange Reserve Fund, as permitted under the fund's investment objective and policies.

      11. With respect to all funds except the Exchange Reserve Fund and Municipal High Income Fund, purchasing restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days and, in the case of Exchange Reserve Fund, TDs maturing from two business days through six months) or other securities that are not readily marketable if more than 15% or, in the case of the Municipal High Income and Exchange Reserve Funds, 10% of the total assets of the fund would be invested in such securities. With respect to the Exchange Reserve Fund, securities subject to Rule 144A of the 1933 Act (provided at least two dealers make a market in such securities) and certain privately issued commercial paper eligible for resale without registration pursuant to
   Section 4(2) of the 1933 Act will not be subject to this restriction.

      12. Purchasing any security if as a result the fund, (for Convertible Fund would then have more than 10% of its total assets), would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years; provided that, in the case of private activity bonds purchased for Municipal High Income Fund, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid.

      13. Making investments for the purpose of exercising control or management.

      14. Purchasing or retaining securities of any company if, to the knowledge of the Trust, any of the Trust's officers or trustees or any officer or director of SBFM individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.


      15. Investing in warrants other than those acquired by the fund, except Convertible Fund, as part of a unit or attached to securities at the time of purchase (except as permitted under a fund's investment objective and policies) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the fund's total assets (for Convertible Fund, would exceed 10% of the value of the fund's total assets). At no time may more than 2% of the fund's total assets (for Convertible Fund, at no time may more than 5% of the fund's total assets) be invested in warrants not listed on a recognized U.S. or foreign stock exchange, to the extent permitted by applicable state securities laws.

      16. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

      17. With respect to Dividend and Income Fund, purchasing in excess of 5% of the voting securities of a public utility or public utility holding company, so as to become a public utility holding company as defined in the Public Utility Holding Company Act of 1935, as amended.

   The Trust has adopted two additional investment restrictions applicable to Exchange Reserve Fund, the first of which is a fundamental policy, which prohibit the fund from:

      1. Investing in common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

      2. Investing more than 10% of its total assets in variable rate master demand notes providing for settlement upon more than seven days' notice by the fund.

Portfolio Turnover


   The funds do not intend to seek profits through short-term trading. Nevertheless, the funds will not consider portfolio turnover rate a limiting factor in making investment decisions. High portfolio turnover involves correspondingly greater transaction costs (including any brokerage commissions, which are borne directly by the respective fund) and may increase the recognition of short-term, rather than long-term, capital gains.


   Under certain market conditions, a fund authorized to engage in transactions in options may experience increased portfolio turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by a fund (due to appreciation of the underlying security in the case of call options on securities or depreciation of the underlying security in the case of put options on securities) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% also would occur if all of a fund's securities that are included in the computation of turnover were replaced once during a one-year period. A fund's turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation.

   Certain other practices which may be employed by a fund also could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what SBFM or a fund's sub-investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.

   For the fiscal years ended July 31, 2002 and 2003 the portfolio turnover rates were as follows:


                                                                 For the Fiscal Year
                                                                 Ended July 31:
                                                                 ------------------
      Fund                                                       2002      2003
      ----                                                       ----      ----
      Convertible Fund.......................................... 115%      133%
      Diversified Strategic Income Fund*........................ 211       311
      High Income Fund..........................................  83        53
      Municipal High Income Fund................................  24        27
      Total Return Bond Fund....................................   4         2
      Dividend and Income Fund..................................  40        50

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* Diversified Strategic Income Fund during the fiscal year ended July 31, 2003 experienced a larger portfolio turnover compared to fiscal year ended July 31, 2002 because of the following reasons: (a) change in portfolio manager and a repositioning of the portfolio.


   For regulatory purposes, the turnover rate of Exchange Reserve Fund is zero.

Portfolio Transactions

   Decisions to buy and sell securities for the funds are made by the manager or the fund's sub-investment adviser, subject to the overall review of the Trust's board of trustees. Although investment decisions for the funds are made independently from those of the other accounts managed by the manager or the fund's sub-investment adviser, investments of the type the funds may make also may be made by those other accounts. When a fund and one or more other accounts managed by the manager or the fund's sub-investment adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager or the fund's sub-investment adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.


   Allocation of transactions on behalf of a fund, including their frequency, to various dealers is determined by the manager or the fund's sub-investment adviser in its best judgment and in a manner deemed fair and reasonable to the fund's shareholders. The primary considerations of the manager or the fund's sub-investment adviser in allocating transactions are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager or the fund's sub-investment adviser may receive orders for portfolio transactions by the funds. Information so received is in addition to, and not in lieu of, services required to be performed by the manager or the fund's sub-investment adviser, and the fees of the manager or the fund's sub-investment adviser are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to the manager or the fund's sub-investment adviser in serving both the fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager or the fund's sub-investment adviser in carrying out its obligations to the fund.


   Most of the purchases and sales of securities by a fund, whether transacted on a securities exchange or over the counter, will be made in the primary trading market for the securities, except for Eurobonds which are principally traded over the counter. The primary trading market for a given security is generally located in the country in which the issuer has its principal office. Decisions to buy and sell securities for a fund are made by SBFM, which is also responsible for placing these transactions subject to the overall review of the board of trustees. With respect to Diversified Strategic Income Fund, decisions to buy and sell domestic securities for the fund are made by SBFM, which is also responsible for placing these transactions; the responsibility to make investment decisions with respect to foreign securities and to place these transactions rests with CAM LTD. With respect to Convertible Fund, day-to-day investment decisions are made by SaBAM, subject to the supervision of

SBFM. Although investment decisions for each fund are made independently from those of the other accounts managed by SBFM or the sub-investment adviser, investments of the type that the fund may make also may be made by those other accounts. When a fund and one or more other accounts managed by SBFM or the sub-investment adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by SBFM or a fund's sub-investment adviser to be equitable to each. In some cases this procedure may adversely affect the price paid or received by a fund, or the size of the position obtained or disposed of by the fund.

   Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Commissions generally are fixed on most foreign exchanges. There is generally no stated commission in the case of securities traded in U.S. or foreign over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality. The following table sets forth certain information regarding each fund's payment of brokerage commissions:

Total Brokerage Commissions Paid


                                                                                     Dividend
                                                                               High    and
                                                                  Convertible Income  Income
Fiscal Year                                                          Fund      Fund    Fund
-----------                                                       ----------- ------ --------
2001.............................................................  $150,455   $4,461 $476,571
2002.............................................................    82,807       64  486,136
2003.............................................................   136,651    2,950  549,101


Brokerage Commissions Paid to CGM


                                                                                     Dividend
                                                                                       and
                                                                         Convertible  Income
Fiscal Year                                                                 Fund       Fund
-----------                                                              ----------- --------
2001....................................................................   $1,500    $30,836
2002....................................................................       --     14,722
2003....................................................................       --     21,816

--------
*  Includes $15,125 for execution, research and statistical services.

% of Total Brokerage Commissions Paid to CGM


                                                                      Dividend
                                                                        and
                                                          Convertible  Income
  Fiscal Year                                                Fund       Fund
  -----------                                             ----------- --------
  2001...................................................    1.00%      6.47%
  2002...................................................      --       3.03
  2003...................................................      --       3.97

% of Total Dollar Amount of Transactions Involving Commissions Paid to CGM


                                                                      Dividend
                                                                        and
                                                          Convertible  Income
  Fiscal Year                                                Fund       Fund
  -----------                                             ----------- --------
  2001...................................................    1.05%      3.07%
  2002...................................................      --       1.62
  2003...................................................      --       5.47



   During the fiscal year ended July 31, 2003, Dividend and Income Fund directed $52,351 in transactions for research on which it paid $549,101 in commissions.



   During the fiscal year ended July 31, 2003, Convertible Fund directed $136,651 in brokerage in commissions.



   In selecting brokers or dealers to execute securities transactions on behalf of a fund, SBFM or the fund's sub-investment adviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, SBFM or the fund's sub-investment adviser will consider the factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each advisory agreement between the Trust and SBFM authorizes SBFM, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Trust, the other funds and/or other accounts over which SBFM or its affiliates exercise investment discretion. The fees under the advisory agreements and the sub-advisory and/or administration agreements are not reduced by reason of their receiving such brokerage and research services. Further, CGM will not participate in brokerage commissions given by the funds to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom. The Trust's board of trustees periodically will review the commissions paid by each fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the fund.



   Diversified Strategic Income Fund, Municipal High Income Fund, Total Return Bond Fund and Exchange Reserve Fund have not paid brokerage commissions in the last three fiscal years.


   To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, the board of trustees has determined that transactions for a fund may be executed through CGM and other affiliated broker-dealers if, in the judgment of SBFM, the use of such broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, such broker-dealer charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, CGM may directly execute such transactions for the funds on the floor of any national securities exchange, provided (a) the Trust's board of trustees has expressly authorized CGM to effect such transactions, and (b) CGM annually advises the Trust of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The funds will not purchase any security, including U.S. government securities or Municipal Securities, during the existence of any underwriting or selling group relating thereto of which CGM is a member, except to the extent permitted by the SEC.

   The funds may use CGM as a commodities broker in connection with entering into futures contracts and options on futures contracts. CGM has agreed to charge the funds commodity commissions at rates comparable to those charged by CGM to its most favored clients for comparable trades in comparable accounts.

   The board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the funds may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit a fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.


   Top 10 holdings of the Smith Barney Income Funds regular brokers/dealers held as of 7/31/03:



                                                                    Value of any
                                                       Type of       Securities
                                                    Security Owned  Owned at end
                                                        D=debt       of current
Name of Regular Broker or Dealer or Parent (Issuer)    E=equity        period
--------------------------------------------------- -------------- ---------------
                                                                   (000's omitted)
            Morgan Stanley.........................       E            $9,441
            JP Morgan Chase & Co...................       E             4,774
            Bank of New York.......................       E             3,956
            Banc of America........................       D             2,504
            Morgan Stanley.........................       D             1,355
            Credit Suisse First Boston.............       D             1,032


                              PURCHASE OF SHARES

Sales Charge Alternatives

   The following classes of shares are available for purchase. See the prospectuses for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                       Sales Charge
         (Diversified Strategic Income, High Income and Total Return Bond Funds)

                                                             Broker/Dealer Commission as %
Amount of Investment % of Offering Price %of Amount Invested       of Offering Price
-------------------- ------------------- ------------------- -----------------------------
 Less than $25,000..        4.50%               4.71%                       4.05%
 $ 25,000-49,999....        4.00                4.17                        3.60
 $ 50,000-99,999....        3.50                3.63                        3.15
 $100,000-249,999...        2.50                2.56                        2.25
 $250,000-499,999...        1.50                1.52                        1.35
 $500,000-and over..           0                   0                  Up to 1.00%*

                                       Sales Charge
                               (Municipal High Income Fund)

                                             % of Amount     Broker/Dealer Commission as %
Amount of Investment % of Offering Price      Invested             of Offering Price
-------------------- ------------------- ------------------- -----------------------------
 Less than $ 25,000.        4.00%               4.17%                       3.60%
 $ 25,000-49,999....        3.50                3.63                        3.15
 $ 50,000-99,999....        3.00                3.09                        2.70
 $100,000-249,999...        2.50                2.56                        2.25
 $250,000-499,999...        1.50                1.52                        1.35
 $500,000-and over..           0                   0                  up to 1.00*


                                  Sales Charge
                  (Dividend and Income and Convertible Funds)

                              % of     % of
                            Offering  Amount  Broker/Dealer Commission as
       Amount of Investment  Price   Invested     % of Offering Price
       -------------------- -------- -------- ---------------------------
        Less than $ 25,000.   5.00%    5.26%               4.50%
        $   25,000-49,999..   4.25     4.44                3.83
        $   50,000-99,999..   3.75     3.90                3.38
        $  100,000-249,999.   3.25     3.36                2.93
        $  250,000-499,999.   2.75     2.83                2.48
        $  500,000-999,000.   2.00     2.04                1.80
        $1,000,000 or more.      0        0            up to 1.00*

--------
*  A distributor pays up to 1.00% to a Service Agent.


   Purchases of Class A shares of $500,000 or more of Diversified Strategic Income, High Income, Municipal High Income and Total Return Bond Funds will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales Charge on Class A shares is payable to CGM, which compensates Service Agents, PSS and other dealers whose clients make purchases of $500,000 or more.



   Purchases of Class A shares of $1,000,000 or more of the Convertible and Dividend and Income Funds will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales Charge on Class A shares is payable to CGM, which compensates Service Agents, PSS and other dealers whose clients make purchases of $1,000,000 or more.


   The Deferred Sales Charge on Class A shares is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of Deferred Sales Charge."

   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the funds as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by any "person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.


   Class L Shares (except Exchange Reserve Fund). Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2004 purchases of Class L shares by investors who were holders of Class C shares of a fund on June 12, 1998 will not be subject to the 1% initial sales charge.


   Class O Shares. Class O shares are sold without an initial sales charge or deferred sales charge and are available only to existing Class O shareholders.


   Class Y Shares (except SB Convertible Fund). Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc., qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper or 401(k) plans of Citigroup and its affiliates). For SB Convertible Fund Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $5,000,000.


General

   Investors may purchase shares from a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Dealer Representatives, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. CGM, PFSD and Dealer Representatives may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global are not subject to a maintenance fee.


   Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a unit investment trust ("UIT") sponsored by CGM, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. Each fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the transfer agent. Share certificates are issued only upon a shareholder's written request to the applicable sub-transfer agent.


   Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through CGM or a Service Agent purchasing through CGM, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.


   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM, PFPC Global or PSS is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM, PFPC Global or PSS. The Systematic Investment Plan authorizes CGM to apply cash held in the shareholder's brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Trust or a Service Agent.



PSS Investment Accounts



   Initial purchases of shares of Exchange Reserve Fund and Diversified Strategic Income Fund must be made through a PFS Investments Inc. Registered Representative by completing the application. The completed application should be forwarded to Primerica Shareholder Services, P.O. Box 9662, Providence, RI 02940. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to PSS. In processing applications and investments, the transfer agent acts as agent for the investor and for PSS and also as agent for the distributor, in accordance with the terms of the prospectuses. If the transfer agent ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open.


   Shares purchased will be held in the shareholder's account by PSS.


   Investors in Class B shares may open an account by making an initial investment of at least $1,000 for each account in Class B (except for Systematic Investment Plan accounts), or $250 for an IRA or a Self-Employed Retirement Plan in a fund. Subsequent investments of at least $50 may be made for each Class. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class B shares and the subsequent investment requirement for each Class in the fund is $25. For the fund's Systematic Investment Plan, the minimum initial investment requirement for Class B shares and the subsequent investment requirement for each Class is $25. Each fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or PSS prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.



   Initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $50,000. Before sending the wire, the PSS Investments, Inc. Registered Representative must contact PSS at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact PSS at
(800) 544-5445 to obtain proper wire instructions.



   Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact PSS at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $250 and can be up to a maximum of $50,000. By requesting a subsequent purchase by telephone, you authorize PSS to transfer funds from the bank account provided for the amount of the purchase. A shareholder that has insufficient funds to complete the transfer will be charged a fee of up to $30 by PSS.


Sales Charge Waivers and Reductions


   Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of NASD, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Service Agent (for a period up to 90 days from the commencement of the Service Agent's employment with CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Service Agent's prior employer, (ii) was sold to the client by the Service Agent and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in them, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (g) purchases by investors participating in a CGM fee-based arrangement; (h) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (i) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and
(j) purchases by executive deferred compensation plans participating in the CGM ExecuChoice Program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   Right of Accumulation. Class A shares of the funds may be purchased by any "person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of most other Smith Barney Mutual Funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the options of the investor, up to 90 days before such date. Please contact a Service Agent or the transfer agent to obtain a Letter of Intent application.


   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). For each fund except Convertible Fund, investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter, for SB Convertible Fund, investors must an initial minimum purchase of $1,000,000 in Class Y shares of the fund and agree to purchase a total of $5,000,000 of Class Y shares of the fund within 6 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, or, 5 million for SB Convertible, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or the transfer agent for further information. You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. Your must meet the $5,000,000 initial investment requirement. You can also use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 6-month period. To qualify, you must initially invest at least $1,000,000.


Deferred Sales Charge Provisions

   "Deferred Sales Charge Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

   Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or
(d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.


   Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.


                                                  Deferred Sales Charge
                     -------------------------------------------------------------------------------
Year Since Purchase     (Diversified Strategic Income, High Income,             (Dividend and
Payment Was Made     Municipal High Income and Total Return Bond Funds) Income and Convertible Funds)
----------------     -------------------------------------------------- -----------------------------
First...............                        4.50%                                   5.00%
Second..............                        4.00                                    4.00
Third...............                        3.00                                    3.00
Fourth..............                        2.00                                    2.00
Fifth...............                        1.00                                    1.00
Sixth and thereafter                        0.00                                    0.00

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

   In determining the applicability of any Deferred Sales Charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to CGM.

   To provide an example, assume an investor purchased 100 Class B shares of a fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

   The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2;
(e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

   Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also CGM clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

   A written redemption request must (a) state the name of the fund for which you are redeeming shares, (b) state the Class and number or dollar amount of shares to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. Any signature on a written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless the shareholder has changed his/her address within 45 days or less of the shareholder's redemption request. Redemption proceeds will be mailed to an investor's address of record. PFS may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until PFS receives all required documents in proper form.

   Redemption proceeds can be sent by check to the address of record or by wire transfer to a bank account designated on the application. A shareholder will be charged a $25 service fee for wire transfers and a nominal service fee for transfers made directly to the shareholder's bank by the Automated Clearing House.

   An Account Transcript is available at a shareholder's request, which identifies every financial transaction in an account since it has opened. To defray administrative expenses involved with providing multiple years' worth of information, there is a $15 charge for each Account Transcript requested. Additional copies of tax forms are available at the shareholder's request. A $10 fee for each tax form will be assessed.


   PSS will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.



   Additional information regarding PSS's services may be obtained by contacting the Client Services Department at (800) 544-5445.


   Smith Barney Funds Retirement Program. The funds offer Class A and Class L shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

   The class of shares you may purchase depends on the amount of your initial investment:

   Class A Shares. Class A shares may be purchased by plans investing at least $3 million.

   Class L Shares. Class L shares may be purchased by plans investing less than $3 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

   If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

   Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

   For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding the Class B or Class L exchange privileges applicable to their plan.

CGM Accounts

   Purchases of shares of the funds must be made through a brokerage account maintained with CGM, an introducing broker or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the funds through the transfer agent. When purchasing shares of the Funds, investors must specify whether the purchase is for Class A, Class B, Class L, or Class Y shares. CGM and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global are not subject to a maintenance fee.

                             REDEMPTION OF SHARES

General

   Each fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemption requests received after the close of regular trading on the NYSE are priced at the next determined net asset value.

   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGM, or if the shareholder's account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGM brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.


   The funds do not issue share certificates unless a written request signed by all registered issuers is made to PFPC Global. If you hold share certificates, it will take longer to exchange or redeem shares.

   Shares held by CGM as custodian must be redeemed by submitting a written request to a Service Agent. Shares other than those held by CGM as custodian may be redeemed through an investor's Service Agent, introducing broker or dealer in the selling group or by submitting a written request for redemption to:

   Smith Barney Income Funds
   Name of Fund (please specify)
   Class A, B, L, O or Y (please specify)
   c/o PFPC Global Fund Services
   P.O. Box 9699
   Providence, RI 02940-9699

   A written redemption request must (a) state the name of the fund for which you are redeeming shares, (b) state the Class and number or dollar amount of shares to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC Global together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of a fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will be waived on amounts withdrawn by shareholders that do not exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 will not ordinarily be permitted. The withdrawal plan will be carried over on exchanges between funds or classes of a fund.

   Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with PFPC Global as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are automatically reinvested at net asset value in additional shares of the fund. Withdrawal Plans should be set up with a Service Agent. A shareholder who purchases shares directly through PFPC Global may continue to do so and applications for participation in the Withdrawal Plan must be received by PFPC Global no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Service Agent.

Telephone Redemption and Exchange Program


   Shareholders who do not have a CGM brokerage account may be eligible to redeem and exchange fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form that will be provided by the transfer agent upon request along with a signature guarantee. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in a fund.)



   Redemptions. Redemption requests of up to $50,000 of any class or classes of a fund's shares may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (eastern time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.


   A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. Each fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.


   Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (eastern time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the next determined net asset value.


   Additional Information regarding Telephone Redemption and Exchange
Program. Neither a fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

Suspension or Postponement

   The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets a fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the fund's shareholders.

Distributions in Kind

   If the trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, the fund may pay, in accordance with the SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the fund's total assets by a distribution in kind of portfolio securities in lieu of cash. Shareholders should expect to incur brokerage costs when subsequently selling shares redeemed in kind.

PFS Investments Accounts

   Shareholders may redeem for cash some or all of their shares of a fund at any time by sending a written request in proper form directly to the applicable sub-transfer agent, Primerica Shareholder Services, at P.O. Box 9662, Providence, RI 02940. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

   The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder's redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

   Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by Primerica Shareholder Services in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time to obtain the proper forms.

   A shareholder may utilize Primerica Shareholder Services Telephone Redemption service to redeem his or her account as long as he or she has authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at
(800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular redemption procedure described above.

   Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). Primerica Shareholder Services will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

                              EXCHANGE PRIVILEGE

General

   Except as noted below, shareholders of any fund of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other funds of the Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence and provided your registered representative or your investment dealer is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange. Class B shares of any fund may be exchanged without a Deferred Sales Charge. Class B shares of a fund exchanged for Class B shares of another fund will be subject to the higher applicable Deferred Sales Charge of the two funds and, for the purposes of calculating Deferred Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

   The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested at a price as described above, in shares of the fund being acquired. CGM reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

   Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any of the funds imposing a higher Deferred Sales Charge than that imposed by a fund, the exchanged Class B shares will be subject to the higher applicable Deferred Sales Charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

   Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

   Class A, Class Y and Class O Exchanges. Class A, Class Y and Class O shareholders of a fund who wish to exchange all or a portion of their shares for shares of the respective class in any of the funds identified above may do so without imposition of any charge. Class O shares are offered only in select funds.

   Additional Information Regarding Exchanges. Each fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

   During times of drastic economic or market conditions, a fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

   Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares-Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the fund shares to be acquired. The Trust reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

                                  DISTRIBUTOR


   Effective June 5, 2000, the Trust entered into an agreement with CGM, located at 388 Greenwich Street, New York, New York 10013 and PFS Distributors ("PFSD"), located at 3100 Breckinridge Blvd., Duluth, Georgia 30099, to distribute the Trust's shares on a best efforts basis pursuant to distribution agreements. Prior to June 5, 2000, CFBDS, Inc. served as the Trust's distributor.



   When payment is made by the investor before the settlement date, unless otherwise directed by the investor the funds will be held as a free credit balance in the investor's brokerage account, and CGM may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund (other than the Exchange Reserve Fund) of the Smith Barney Mutual Funds. If the investor instructs CGM to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the relevant fund and the Smith Barney money market fund, and affiliates of CGM that serve the funds in an investment advisory or administrative capacity will benefit from the fact they are receiving fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The Trust's board of trustees has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the advisory, sub-advisory, administration and distribution agreements for continuance.



   For the fiscal year ended July 31, 2003, CGM and/or PFSD incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, to Service Agents and for accruals for interest on the excess of CGM and/or PSS expenses incurred in the distribution of the funds' shares over the sum of the distribution fees and Deferred Sales Charges received by CGM and/or PFSD as expressed in the following table:


                       Financial
                       Consultant      Branch     Advertising  Printing   Interest   Total Current
Fund Name             Compensation    Expenses      Expense    Expense    Expense      Expenses
---------             ------------- ------------- ----------- ---------- ----------- -------------
Dividend and Income
  Fund............... $  990,691.34 $1,257,054.06 $ 15,373.78 $ 8,013.82 $ 23,727.38 $2,294,860.38
Convertible Fund.....    178,653.73    203,791.89   47,745.03  11,420.69   12,036.28    453,647.62
Diversified Strategic
  Income Fund........  3,884,415.70  4,790,766.49  167,995.54  19,246.75  133,443.29  8,995,867.77
Exchange Reserve
  Fund...............  1,140,716.68    382,652.27          --  14,747.67   15,707.97  1,553,824.59
High Income Fund.....  2,861,281.24  3,521,784.15  363,990.94  14,693.41  109,371.16  6,871,120.90
Municipal High Income
  Fund...............    705,454.72    983,488.73   38,670.35   7,994.78   24,408.90  1,760,017.48
Total Return Bond
  Fund...............    805,519.26    837,675.67   97,920.64   9,885.29   23,953.76  1,774,954.61


Distribution Arrangements


   Shares of the Trust are sold on a best efforts basis by CGM and PFSD as sales agents of the Trust pursuant to the distribution agreements. To compensate CGM for the services it provides and for the expense it bears under the distribution agreement, the Trust has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each fund, except Exchange Reserve Fund, pays CGM a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% (0.15% in the case of Municipal High Income Fund) of the value of the fund's average daily net assets attributable to its Class A, Class B, Class L and Class O shares. In addition, each fund, except Exchange Reserve Fund, pays CGM, with respect to its Class B, Class L and Class O shares, a distribution fee. Exchange Reserve Fund and Diversified Strategic Income Fund pay PFSD a distribution fee with respect to their Class B shares. The distribution fee is primarily intended to compensate CGM and/or PFSD for their initial expense of paying Service Agents a commission upon sales of those shares. The Class B and Class L shares' distribution fees, accrued daily and paid monthly, are calculated at the annual rate of 0.50% for Class B shares of each fund and 0.45% for Class L shares, except Dividend and Income Fund and Convertible Fund (0.50% for Class L shares in the case of Exchange Reserve Fund and 0.55% for Class L shares in the case of Municipal High Income Fund) of the value of a fund's average daily net assets attributable to the shares of the respective Class. For Convertible Fund and Dividend and Income Fund, Class L and Class O shares' distribution fees, accrued daily and paid monthly, are calculated at the annual rate of 0.75% for Class L shares and 0.45% for Class O shares.


   Classes A, B, L, O and Y of Convertible Fund have been redesignated Smith Barney Class A, Smith Barney Class B, Smith Barney Class L, Smith Barney Class O and Smith Barney Class Y.

   The following expenses were incurred during the periods indicated:

Initial Sales Charges

                                                     Class A
                                           ----------------------------------
                                           For the Fiscal Year Ended July 31:
                                           ----------------------------------
         Fund                                2001+        2002       2003
         ----                               ----------   --------   --------
         Convertible Fund................. $   72,000   $ 33,000   $ 85,000
         Diversified Strategic Income Fund    693,000    882,000    493,000
         High Income Fund.................  1,181,000    545,000    877,000
         Municipal High Income Fund.......    380,000    252,000    130,000
         Total Return Bond Fund...........    194,000    118,000    160,000
         Dividend and Income Fund.........    356,000    116,000     84,000

                                                        Paid to PSS and/or
                                                              PFSD
                                                        ---------------------
         Fund                                             2002       2003
         ----                                            --------   --------
         Diversified Strategic Income Fund              $346,253   $274,247

--------
+  A portion of this amount was paid to CGM.
*  CGM and CFBDS, each, received the following amounts:

                                                       Class L
                                              ----------------------------------
                                              For the Fiscal Year Ended July 31:
                                              ----------------------------------
       Fund                                    2001+        2002        2003
       ----                                    --------    --------    --------
       Convertible Fund...................... $ 24,000    $ 24,000    $ 89,000
       Diversified Strategic Income Fund.....  365,000     222,000     115,000
       High Income Fund......................  540,000     410,000     609,000
       Municipal High Income Fund............   92,000      92,000      37,000
       Total Return Bond Fund................   95,000     170,000     155,000
       Dividend and Income Fund..............   82,000      33,000      20,000

--------
+  A portion of this amount was paid to CGM.

Deferred Sales Charge (paid to CGM)

                                                     Class A
                                              ----------------------------------
                                              For the Fiscal Year Ended July 31:
                                              ----------------------------------
            Fund                               2001        2002        2003
            ----                                -------     -------     ------
            Convertible Fund................. $     0     $     0     $    0
            Diversified Strategic Income Fund  21,000       2,000          0
            Exchange Reserve Fund............     N/A         N/A        N/A
            High Income Fund.................  10,000      37,000      1,000
            Municipal High Income Fund.......       0      14,000      1,000
            Total Return Bond Fund...........       0      18,000      4,000
            Dividend and Income Fund.........       0           0          0



                                                     Class B
                                          ----------------------------------
                                          For the Fiscal Year Ended July 31:
                                          ----------------------------------
        Fund                                 2001        2002       2003
        ----                               ----------  --------  ----------
        Convertible Fund................. $   12,000   $ 12,000  $   27,000
        Diversified Strategic Income Fund  1,205,000    921,000     652,000
        Exchange Reserve Fund............    429,000    773,000   1,152,000
        High Income Fund.................    909,000    724,000     501,000
        Municipal High Income Fund.......    118,000     63,000      78,000
        Total Return Bond Fund...........    187,000    156,000     227,000
        Dividend and Income Fund.........    127,000    123,000      77,000



                                                        PSS and/or PFSD
                                                        ---------------
                                                         2002    2003
                                                        ------- -------
           Diversified Strategic Income Fund            $63,524 $84,468



                                                     Class L
                                             ----------------------------------
                                             For the Fiscal Year Ended July 31:
                                             ----------------------------------
           Fund                               2001        2002        2003
           ----                                -------     -------    -------
           Convertible Fund................. $     0     $ 1,000     $ 4,000
           Diversified Strategic Income Fund  31,000      25,000      13,000
           Exchange Reserve Fund............  80,000      44,000      37,000
           High Income Fund.................  77,000      77,000      23,000
           Municipal High Income Fund.......   2,000       6,000       2,000
           Total Return Bond Fund...........   4,000       8,000      16,000
           Dividend and Income Fund.........   7,000       3,000       1,000

Service Fees and Distribution Fees


                                                    For the Fiscal Year
                                                       Ended July 31:
                                              --------------------------------
Fund                                             2001       2002       2003
----                                          ---------- ---------- ----------
Convertible Fund............................. $  149,914 $  185,603 $  213,025
Diversified Strategic Income Fund............  9,623,792  7,616,935  6,180,797
Exchange Reserve Fund........................    630,594    792,009  1,214,222
High Income Fund.............................  5,847,202  5,167,161  4,634,991
Municipal High Income Fund...................  1,560,786  1,401,965  1,245,703
Total Return Bond Fund.......................    742,909    979,284  1,279,472
Dividend and Income Fund.....................  3,606,132  2,456,665  1,798,042



   Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the board of trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan. The Plan may not be amended to increase the amount to be spent for the services provided by CGM or PFSD without shareholder approval, and all amendments of the Plan must be approved by the trustees in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Trustees or, with respect to any fund, by vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act). Pursuant to the Plan, CGM and PFSD will provide the board of trustees with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.


                              VALUATION OF SHARES


   Each Class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of procedures used by each fund in valuing its assets.


   Net asset value for each fund is determined by dividing the fund's net assets by the number of its shares outstanding. Net asset value is calculated separately for each class. Securities owned by a fund for which market quotations are readily available are valued at current market value or, in their absence, at fair value. Securities traded on an exchange are valued at last sales price on the principal exchange on which each such security is traded, or if there were no sales on that exchange on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. If instead there were no sales on the valuation date with respect to these securities, such securities are valued at the mean of the latest published closing bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued as the official closing price or, if there is no official closing price on that day, at the last sale price. Over-the-counter securities are valued at last sales price or, if there were no sales that day, at the mean between the bid and asked prices. Options, futures contracts and options thereon that are traded on exchanges are also valued at last sales prices as of the close of the principal exchange on which each is listed or if there were no such sales on the valuation date, the last quoted sale, up to the time of valuation, on other exchanges. In the absence of any sales on the valuation date, valuation shall be the mean of the latest closing bid and asked prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost where the board of trustees has determined that amortized cost is fair value. Premiums received on the sale of call options will be included in the fund's net assets, and current market value of such options sold by a fund will be subtracted from that fund's net assets. Any other investments of a fund, including restricted securities and listed securities for which there is a thin market or that trade infrequently (i.e., securities for which prices are not readily available), are valued at a fair value determined by the board of trustees in good faith. This value generally is determined as the amount that a fund could reasonably expect to receive from an orderly disposition of these assets over a reasonable period of time but in no event more than seven days. The value of any security or commodity denominated in a currency other than U.S. dollars will be converted into U.S. dollars at the mean between the bid and asked quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not readily available the rate of exchange will be determined in good faith.

   Securities for which market quotations are readily available are valued on the basis of the prices reflected on the tape received from an approved pricing service after the close of regular trading on the NYSE on each day the NYSE is open.


   Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of a fund may not take place contemporaneously with the determination of the prices of investments held by such fund, and a fund's net asset value may be significantly affected by such trading on days when a shareholder has no access to such fund. Events affecting the values of investments that occur between the time their prices are determined and 4:00 P.M. eastern time on each day that the NYSE is open will be reflected in a fund's net asset value when management, under the supervision of the Trust's board of trustees, determines that the particular event would materially affect the net asset value.


   Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the net asset value of funds investing in foreign securities may not take place contemporaneously with the determination of the prices of many of their respective portfolio securities used in such calculation.


   Debt securities of United States issuers (other than U.S. government securities and short-term investments), including Municipal Securities held by Municipal High Income Fund, are valued by SBFM, as administrator, after consultation with the Pricing Service approved by the Trust's board of trustees. When, in the judgment of the Pricing Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the Pricing Service, there are no readily obtainable market quotations are carried at fair value or as determined by or under direction of the Board as determined. The procedures of the Pricing Service are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the board of trustees.





   The fund generally values its portfolio securities based on market prices or quotations. In valuing portfolio securities, the fund may use a pricing service. The pricing service may use different methods to value the securities including market indexes. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after the close of the relevant market, the fund may price those securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by SBFM. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.



                               PERFORMANCE DATA



   From time to time, the Trust may quote the funds' yield or total return in advertisements or in reports and other communications to shareholders. The Trust may include comparative performance information in advertising or marketing each fund's shares. Such performance information may include the following industry and financial publications: Barron's, BusinessWeek, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Business Daily, Money, Morningstar Mutual Fund Values, The

New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of a fund describes the expenses or performance of Class A, Class B, Class L, Class O or Class Y, it will also disclose such information for the other Classes.



Yield



   Exchange Reserve Fund. The current yield for the fund is computed by (a) determining the net change in the value of a hypothetical pre-existing account in the fund having a balance of one share at the beginning of a seven-calendar-day period for which yield is to be quoted, (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the fund may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.



   For the seven-day period ended July 31, 2003 the annualized yield was 0.10% and 0.10% for Class B and Class L shares, respectively. The compound effective yield was 0.10% and 0.10% for Class B and Class L shares, respectively. As of July 31, 2003, the fund's average portfolio maturity was 16 days.



   Other Funds. The 30-day yield figure of a fund other than Exchange Reserve Fund is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:



                   YIELD  =   2  [(  a-b  + 1  )  /6/ - 1  ]
                                     ---
                                     cd



Where: a   =   dividends and interest earned during the period.
       b   =   expenses accrued for the period (net of waiver and reimbursement).
               the average daily number of shares outstanding during the period that were entitled to
       c   =   receive dividends.
       d   =   the maximum offering price per share on the last day of the period.



   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.


   The yields for the thirty-day period ended July 31, 2003 for the following funds were:


   Fund                              Class A Class B Class L Class O Class Y
   ----                              ------- ------- ------- ------- -------
   Convertible Fund.................  2.40%   2.04%   1.59%   2.94%   3.24%
   Diversified Strategic Income Fund  3.99    3.67    3.72     N/A    4.56
   High Income Fund.................  7.79    7.77    7.65     N/A    8.38
   Municipal High Income Fund.......  6.15    6.14    5.58     N/A     N/A
   Total Return Bond Fund...........  5.14    4.81    4.79     N/A     N/A


   Investors should recognize that, in periods of declining interest rates, a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of such fund's investments, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be expected to occur.

Average Annual Total Return

   The "average annual total return" for each fund, other than Exchange Reserve Fund, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                P(1+T)/n/ = ERV

Where:   P   =   a hypothetical initial payment of $1,000.
         T   =   average annual total return.
         n   =   number of years.
         ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period
                 (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The average annual total returns with sales charges of each fund's Class A shares were as follows for the periods ended July 31, 2003:


                                   One-Year Five-Year Ten-Year
 Fund*                              Period   Period    Period  Since Inception
 -----                             -------- --------- -------- ---------------
 Convertible Fund.................  20.37%     2.27%    5.76%       6.53%
 Diversified Strategic Income Fund   4.57%     2.07%    4.84%       5.38%
 High Income Fund.................  17.71%    (1.84)%   3.71%       5.00%
 Municipal High Income Fund.......  (2.60)%    1.75%    3.91%       4.58%
 Total Return Bond Fund...........   2.40%     5.03%     N/A        5.13%
 Dividend and Income Fund.........   5.26%    (0.73)%   3.87%       5.13%

--------
* Each fund, except Total Return Bond Fund, commenced selling Class A shares on November 6, 1992. The Total Return Bond Fund commenced operations on February 27, 1998.

   Each fund may, from time to time, advertise its average annual total return calculated as shown above but without including the deduction of the maximum applicable initial sales charge or deferred sales charge. The average annual total returns for each fund's Class A shares for the periods ended July 31, 2003 without including the deduction of the maximum applicable sales charge were as follows:


                                   One-Year Five-Year Ten-Year
 Fund*                              Period   Period    Period  Since Inception
 -----                             -------- --------- -------- ---------------
 Convertible Fund.................  26.69%     3.32%    6.30%       7.05%
 Diversified Strategic Income Fund   9.53%     3.03%    5.33%       5.83%
 High Income Fund.................  23.23%    (0.94)%   4.19%       5.45%
 Municipal High Income Fund.......   1.45%     2.59%    4.33%       4.98%
 Total Return Bond Fund...........   7.26%     6.00%     N/A        6.03%
 Dividend and Income Fund.........  10.85%     0.30%    4.41%       5.64%

--------
* Each fund, except Total Return Bond Fund, commenced selling Class A shares on November 6, 1992. The Total Return Bond Fund commenced operations on February 27, 1998.

   The average annual total returns with Deferred Sales Charges of the fund's Class B shares were as follows for the periods ended July 31, 2003:


                                       One-Year Five-Year Ten-Year
Fund                                    Period   Period    Period  Since Inception
----                                   -------- --------- -------- ---------------
Convertible Fund/1/...................  21.23%     2.64%    5.78%       6.96%
Diversified Strategic Income Fund/2,6/   4.40%     2.37%    4.83%       6.51%
High Income Fund/3,6/.................  17.95%    (1.57)%   3.67%       6.02%
Municipal High Income Fund/4,6/.......  (3.29)%    1.91%    3.81%       6.43%
Total Return Bond Fund/7/.............   2.22%     5.29%     N/A        5.49%
Dividend and Income Fund/5/...........   5.26%    (0.35)%   3.88%       7.07%

--------
/1/  Fund commenced operations on September 9, 1986.
/2/  Fund commenced operations on December 28, 1989.
/3/  Fund commenced operations on September 2, 1986.
/4/  Fund commenced operations on September 16, 1985.
/5/  Fund commenced operations on March 28, 1988.
/6/ Prior to November 6, 1992, the maximum Deferred Sales Charge imposed on redemptions was 5.00%.
/7/  Fund commenced operations on February 27, 1998.

   The average annual total returns for each fund's Class B shares for the periods ended July 31, 2003 without deducting the maximum applicable Deferred Sales Charge were as follows:


                                         One-Year Five-Year Ten-Year
Fund                                      Period   Period    Period  Since Inception
----                                     -------- --------- -------- ---------------
Convertible Fund/1/.....................  26.23%     2.80%    5.78%       6.96%
Diversified Strategic Income Fund/2,6/..   8.90%     2.52%    4.83%       6.51%
High Income Fund/3,6/...................  22.45%    (1.45)%   3.67%       6.02%
Municipal High Income Fund/4,6/.........   0.99%     2.06%    3.81%       6.43%
Total Return Bond Fund/7/...............   6.72%     5.45%     N/A        5.49%
Dividend and Income Fund/5/.............  10.26%    (0.22)%   3.88%       7.07%

--------
/1/  Fund commenced operations on September 9, 1986.
/2/  Fund commenced operations on December 28, 1989.
/3/  Fund commenced operations on September 2, 1986.
/4/  Fund commenced operations on September 16, 1985.
/5/  Fund commenced operations on March 28, 1988.
/6/ Prior to November 6, 1992, the maximum Deferred Sales Charge imposed on redemptions was 5.00%.
/7/  Fund commenced operations on February 27, 1998.

   The average annual total returns with sales charges of each fund's Class L shares were as follows for the periods ended July 31, 2003:


                                         One-Year Five-Year Ten-Year
Fund                                      Period   Period    Period  Since Inception
----                                     -------- --------- -------- ---------------
Convertible Fund/3/.....................  23.49%     2.28%     N/A         2.08%
Diversified Strategic Income Fund/5/....   6.83%     2.32%    4.73%        4.90%
High Income Fund/4/.....................  20.35%    (1.56)%    N/A         4.07%
Municipal High Income Fund/2/...........  (1.08)%    1.79%     N/A         4.96%
Total Return Bond Fund/1/...............   4.73%     5.28%     N/A         5.34%
Dividend and Income Fund/6/.............   8.04%    (0.64)%    N/A        (1.06)%

--------
/1/ The fund commenced selling Class L shares (previously designated as Class C shares) on February 27, 1998.
/2/ The fund commenced selling Class L shares (previously designated as Class C shares) on November 17, 1994.
/3/  The fund commenced selling Class L shares on June 15, 1998.

/4/ The fund commenced selling Class L shares (previously designated as Class C shares) on August 24, 1994.
/5/ The fund commenced selling Class L shares (previously designated as Class C shares) on March 19, 1993.
/6/  The fund commenced selling Class L shares on June 15, 1998.

   The average annual total returns for each fund's Class L shares of the periods ended July 31, 2003 without deducting the maximum applicable initial sales charge or Deferred Sales Charge is as follows:


                                         One-Year Five-Year Ten-Year
Fund                                      Period   Period    Period  Since Inception
----                                     -------- --------- -------- ---------------
Convertible Fund/3/.....................  25.76%     2.49%     N/A         2.78%
Diversified Strategic Income Fund/5/....   8.84%     2.52%    4.83%        5.00%
High Income Fund/4/.....................  22.55%    (1.36)%    N/A         4.19%
Municipal High Income Fund/2/...........   0.89%     2.00%     N/A         5.08%
Total Return Bond Fund/1/...............   6.77%     5.50%     N/A         5.54%
Dividend and Income Fund/6/.............  10.10%    (0.43)%    N/A        (0.87)%

--------
/1/ The fund commenced selling Class L shares (previously designated as Class C shares) on February 27, 1998.
/2/ The fund commenced selling Class L shares (previously designated as Class C shares) on November 17, 1994.
/3/  The fund commenced selling Class L shares on June 15, 1998.
/4/ The fund commenced selling Class L shares (previously designated as Class C shares) on August 24, 1994.
/5/ The fund commenced selling Class L shares (previously designated as Class C shares) on March 19, 1993.
/6/  The fund commenced selling Class L shares on June 15, 1998.

   The average annual total returns with sales charges of each fund's Class O shares were as follows for the periods ended July 31, 2003:

                                          One-Year Five-Year Ten-Year   Since
 Fund                                      Period   Period    Period  Inception
 ----                                     -------- --------- -------- ---------
 Convertible Fund/1/.....................  23.73%     2.54%     N/A     6.57%
 Dividend and Income Fund/2/.............   8.30%    (0.35)%   3.83%    4.42%

--------
/1/ The fund commenced selling Class O shares (previously designated as Class C shares) on November 7, 1994.
/2/ The fund commenced selling Class O shares (previously designated as Class C shares) on February 4, 1993.

   The average annual total returns for each fund's Class O Shares for the periods ended July 31, 2003 without deducting the maximum applicable initial sales charge or Deferred Sales Charge is as follows:


                                          One-Year Five-Year Ten-Year   Since
 Fund                                      Period   Period    Period  Inception
 ----                                     -------- --------- -------- ---------
 Convertible Fund/1/.....................  26.00%     2.74%     N/A     6.69%
 Dividend and Income Fund/2/.............  10.37%    (0.14)%   3.93%    4.52%

--------
/1/ The fund commenced selling Class O shares (previously designated as Class C shares) on November 7, 1994.
/2/ The fund commenced selling Class O shares (previously designated as Class C shares) on February 4, 1993.

   The average annual total returns of each fund's Class Y shares were as follows for the periods ended July 31, 2003:


                                            One-Year Five-Year   Since
       Fund                                  Period   Period   Inception
       ----                                 -------- --------- ---------
       Convertible Fund/1/.................  27.42%     3.81%    6.17%
       Diversified Strategic Income Fund/2/   9.71%     3.36%    5.48%
       High Income Fund/3/.................  23.58%    (0.58)%   3.29%
       Dividend and Income Fund/4/.........    N/A       N/A      N/A

--------
/1/  The fund commenced selling Class Y shares on February 7, 1996.
/2/  The fund commenced selling Class Y shares on October 10, 1995.
/3/  The fund commenced selling Class Y shares on April 28, 1995.
/4/ The fund commenced selling Class Y shares on October 9, 1995. There were no Class Y shares outstanding as of July 31, 2003.

   Class Y shares do not impose an initial sales charge or deferred sales charge.

   A Class' total return figures calculated in accordance with the above formula assume that the maximum sales charge or maximum applicable Deferred Sales Charge, as the case may be, has been deducted for the hypothetical $1,000 initial investment at the time of purchase.

   It is important to note that the yield and total return figures set forth above are based on historical earnings and are not intended to indicate future performance.

   From time to time the funds may include after-tax performance information in advertisements. To the extent the funds include such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)

                            P(1 + T)/n/ = ATV\\D\\

Where:        P =   a hypothetical initial payment of $1,000.
              T =   average annual total return (after taxes on distributions).
              n =   number of years.
       ATV\\D\\ =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-,
                    5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.


   The Average Annual Total Return (After Taxes on Distributions) of each fund's Class A shares were as follows for the periods ended July 31, 2003:



                                                                 Ten-Year
                                                                 Period or
                                              One-Year Five-Year  Life of
     Fund                                      Period   Period     Fund
     ----                                     -------- --------- ---------
     Convertible Fund........................  17.94%     0.31%     3.51%
     Diversified Strategic Income Fund.......  21.18%    (0.68)%    1.71%
     High Income Fund........................  13.02%    (5.79)%   (0.31)%
     Municipal High Income Fund..............  (2.60)%    1.61%     3.78%
     Total Return Bond Fund..................   0.25%     2.52%     2.66%
     Dividend and Income Fund................   4.12%    (2.93)%    2.08%

   The Average Annual Total Return (After Taxes on Distributions) of each fund's Class B shares were as follows for the periods ended July 31, 2003:


                                                                 Ten-Year
                                                                 Period or
                                              One-Year Five-Year  Life of
     Fund                                      Period   Period     Fund
     ----                                     -------- --------- ---------
     Convertible Fund........................  18.96%     0.48%     3.72%
     Diversified Strategic Income Fund.......   2.15%    (0.20)%    1.91%
     High Income Fund........................  13.35%    (5.35)%   (0.14)%
     Municipal High Income Fund..............  (3.29)%    1.77%     3.68%
     Total Return Bond Fund..................   0.19%     2.97%     3.22%
     Dividend and Income Fund................   4.30%    (2.40)%    1.49%



   The Average Annual Total Return (After Taxes on Distributions) of each fund's Class L shares were as follows for the periods ended July 31, 2003:



                                                                 Ten-Year
                                                                 Period or
                                              One-Year Five-Year  Life of
     Fund                                      Period   Period     Fund
     ----                                     -------- --------- ---------
     Convertible Fund........................  21.50%     0.64%     0.43%
     Diversified Strategic Income Fund.......   4.56%    (0.24)%    1.80%
     High Income Fund........................  15.74%    (5.34)%    0.21%
     Municipal High Income Fund..............  (1.08)%    1.65%     4.83%
     Total Return Bond Fund..................   2.70%     2.96%     3.05%
     Dividend and Income Fund................   7.18%    (2.58)%   (3.05)%



   The Average Annual Total Return (After Taxes on Distributions) of each fund's Class Y shares were as follows for the periods ended July 31, 2003:



                                                              Ten-Year
                                                              Period or
                                           One-Year Five-Year  Life of
         Fund                               Period   Period     Fund
         ----                              -------- --------- ---------
         Diversified Strategic Income Fund   7.08%     0.45%     2.30%
         High Income Fund.................  18.51%    (4.70)%   (0.85)%


Average Annual Total Return (After Taxes on Distributions and Redemptions)

                            P(1 + T)/n/ = ATV\\DR\\

Where:           P =   a hypothetical initial payment of $1,000.
                 T =   average annual total return (after taxes on distributions and redemption).
                 n =   number of years.
         ATV\\DR\\ =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-,
                       5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.


   The Average Annual Total Return (After Taxes on Distributions) of each fund's Class O shares were as follows for the periods ended July 31, 2003:



                                                                 Ten-Year
                                                                 Period or
                                              One-Year Five-Year  Life of
     Fund                                      Period   Period     Fund
     ----                                     -------- --------- ---------
     Convertible Fund........................  21.49%     0.75%    4.45%
     Dividend and Income Fund................   7.31%    (2.41)%   1.43%

   The Average Annual Total Return (After Taxes on Distributions and Redemptions) of each fund's Class A shares were as follows for the periods ended July 31, 2003:


                                                                 Ten-Year
                                                                 Period or
                                              One-Year Five-Year  Life of
     Fund                                      Period   Period     Fund
     ----                                     -------- --------- ---------
     Convertible Fund........................  12.30%     0.83%    3.56%
     Diversified Strategic Income Fund.......   2.76%     0.25%    2.25%
     High Income Fund........................  10.58%    (3.34)%   0.97%
     Municipal High Income Fund..............   0.81%     2.51%    4.23%
     Total Return Bond Fund..................   1.45%     2.72%    2.83%
     Dividend and Income Fund................   3.17%    (1.20)%   2.08%



   The Average Annual Total Return (After Taxes on Distributions and Redemptions) of each fund's Class B shares were as follows for the periods ended July 31, 2003:



                                                                 Ten-Year
                                                                 Period or
                                              One-Year Five-Year  Life of
     Fund                                      Period   Period     Fund
     ----                                     -------- --------- ---------
     Convertible Fund........................  12.85%     1.22%    3.69%
     Diversified Strategic Income Fund.......   2.67%     0.60%    2.38%
     High Income Fund........................  10.74%    (3.04)%   1.07%
     Municipal High Income Fund..............   0.28%     2.57%    4.08%
     Total Return Bond Fund..................   1.35%     3.04%    3.24%
     Dividend and Income Fund................   3.18%    (0.81)%   2.20%



   The Average Annual Total Return (After Taxes on Distributions and Redemptions) of each fund's Class L shares were as follows for the period ended July 31, 2003:



                                                                 Ten-Year
                                                                 Period or
                                              One-Year Five-Year  Life of
     Fund                                      Period   Period     Fund
     ----                                     -------- --------- ---------
     Convertible Fund........................  14.26%     1.02%     0.85%
     Diversified Strategic Income Fund.......   4.15%     0.56%     2.29%
     High Income Fund........................  12.21%    (3.04)%    1.38%
     Municipal High Income Fund..............   1.60%     2.46%     5.08%
     Total Return Bond Fund..................   2.89%     3.03%     3.10%
     Dividend and Income Fund................   4.89%    (0.99)%   (1.36)%



   The Average Annual Total Return (After Taxes on Distributions and Redemptions) of each fund's Class Y shares were as follows for the periods ended July 31, 2003:



                                                                 Ten-Year
                                                                 Period or
                                              One-Year Five-Year  Life of
     Fund                                      Period   Period     Fund
     ----                                     -------- --------- ---------
     Diversified Strategic Income Fund.......   5.91%     1.21%    2.78%
     High Income Fund........................  14.15%    (2.46)%   0.61%



   The Average Annual Total Return (After Taxes on Distributions and Redemptions) of each fund's Class O shares were as follows for the periods ended July 31, 2003:



                                                                 Ten-Year
                                                                 Period or
                                              One-Year Five-Year  Life of
     Fund                                      Period   Period     Fund
     ----                                     -------- --------- ---------
     Convertible Fund........................  14.39%     1.15%    4.35%
     Dividend and Income Fund................   5.04%    (0.82)%   2.15%


   It is important to note that the yield and total return figures set forth above are based on historical earnings and are not intended to indicate future performance.

   The performance of a Class of shares will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to that Class. Consequently, any given performance quotation should not be considered representative of the Class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment company's portfolio securities.





                                     TAXES


   The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares in the funds by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the funds or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.


The Funds and Their Investments

   Each fund will be treated as a separate taxable entity for U.S. federal income tax purposes. Each fund intends to continue to qualify separately each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a fund must, among other things:
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, a fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. Each fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

   On July 31, 2003, the unused capital loss carryforwards, by fund, were approximately as follows: Dividend and Income Fund, $164,515,000; Convertible Fund, $7,566,000; Diversified Strategic Income Fund, $362,798,000; High Income Fund, $716,910,000; Municipal High Income Fund, $8,087,000; and Total Return Bond Fund, $7,582,000; For U.S. federal income tax purposes, these amounts are available to be applied against future capital gains, if any, realized by the fund that has the carryforwards prior to the expiration of the applicable carryforward. The carryforwards expire as follows:



Fund                                                   July 31,
----                  ---------------------------------------------------------------------------
                         2004        2007         2008         2009         2010         2011
                      ----------- ----------- ------------ ------------ ------------ ------------
                                                    (in thousands)
Dividend and Income
  Fund...............          --          -- $    888,000 $ 24,644,000 $ 70,930,000 $ 68,053,000
Convertible Fund.....          --          --                 3,464,000    1,576,000    2,526,000
Diversified Strategic
  Income Fund........          --          --  104,877,000   98,977,000  120,890,000   38,054,000
High Income Fund..... $23,360,000 $25,768,000   97,094,000  130,523,000  300,397,000  139,768,000
Municipal High Income
  Fund...............          --          --           --    1,032,000    3,221,000    3,834,000
Total Return Bond
  Fund...............          --   1,042,000    1,052,000    5,432,000           --       56,000


   The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

   If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, would constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Moreover, if a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than one taxable year, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

   A fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

   A fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

   Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by a fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The funds will not be eligible to elect to treat any foreign taxes they pay as paid by their shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns.
Foreign taxes paid by a fund will reduce the return from the fund's investments.




   Passive Foreign Investment Companies. If a fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.



   If a fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.



   Alternatively, a fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, a fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.



   Each of the funds will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.





Taxation of U.S. Shareholders





   Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.



   Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.





   Distributions of net realized long-term capital gains, if any, that a fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of a fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.



   Under a recently enacted law, however, special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a fund to an individual in a particular taxable year if 95% or more of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by a fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by a fund after December 31, 2002 from U.S. corporations and qualifying foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by a fund from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such a REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.


   We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

   If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.


   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.



   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.



   If a shareholder (a) incurs a sales charge in acquiring fund shares and (b) disposes of those shares and acquires within 90 days after the original acquisition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (i.e., an exchange privilege), the original sales charge increases the shareholder's tax basis in the original shares only to the extent the otherwise applicable sales charge for the second acquisition is not reduced. The portion of the original sales charge that does not increase the shareholder's tax basis in the original shares would be treated as incurred with respect to the second acquisition and, as a general rule, would increase the shareholder's tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.





   Municipal High Income Fund. Exempt-interest dividends paid by Municipal High Income Fund are exempt from regular federal income taxes. Because the fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares of the fund will not be deductible for U.S. federal income tax purposes. If a shareholder redeems or exchanges shares of the fund with respect to which he receives an exempt-interest dividend before holding the shares for more than six months, no loss will be allowed on the redemption or exchange to the extent of the exempt-interest dividend received. Also, that portion of any dividend from the fund which represents income from private activity bonds (other than those issued for charitable, educational and certain other purposes) held by the fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds or a person

"related" to such substantial user. Investors should consult their own tax advisors to see whether they may be substantial users or related persons with respect to a facility financed by bonds in which the fund may invest. Moreover, exempt-interest dividends derived from interest on private activity bonds of this type will be subject to the federal alternative minimum tax that is imposed on individuals and corporations. In addition, investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from the fund may under certain circumstances cause up to one-half of such retirement benefits to be subject to federal income tax. If the fund receives taxable investment income, it will designate as taxable the same percentage of each dividend as the fund's actual taxable income bears to the total investment income earned by the fund during the period for which the dividend is paid. Therefore, the percentage of each dividend designated as taxable, if any, may vary.



   Backup Withholding.   A fund may be required to withhold, for U.S. federal
income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a shareholder's U.S. federal income tax liability.


   Notices. Shareholders will receive, if appropriate, various written notices after the close of a fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.


   Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign tax depending on each shareholder's particular situation.


   The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the funds and their shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

                            ADDITIONAL INFORMATION


   The Trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated March 12, 1985, as amended from time to time. On November 5, 1992 the Trust filed an Amended and Restated Master Trust Agreement (the "trust agreement"). The trust commenced business as an investment company on September 16, 1985, under the name Shearson Lehman Special Portfolios. On February 21, 1986, December 6, 1988, August 27, 1990, November 5, 1992, July 30, 1993 and October 14, 1994, the Trust changed its name to Shearson Lehman Special Income Portfolios, SLH Income Portfolios, Shearson Lehman Brothers Income Portfolios, Shearson Lehman Brothers Income Funds, Smith Barney Shearson Income Funds and Smith Barney Income Funds, respectively.



   State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian for each of the funds. Under its custodian agreements with the respective funds, the custodian is authorized to establish separate accounts for foreign securities owned by the fund to be held with foreign branches of other U.S. banks as well as with certain foreign banks and securities depositories. For its custody services to the Trust, the custodian receives monthly fees based upon the month-end aggregate net asset value of the Funds, plus certain charges for securities transactions including out-of-pocket expenses and costs of any foreign and domestic sub-custodians. The assets of the Trust are held under bank custodianship in compliance with the 1940 Act.


   Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, New York 10004, serves as the Trust's transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund, and distributes dividends and distributions payable by each fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for out-of-pocket expenses.

   PFPC Global Fund Services, located at P.O. Box 9699 Providence, R.I. 02940-9699, serves the Trust's sub-transfer agent to render certain shareholder record keeping and accounting services functions. Under the sub-transfer agency agreement, PFPC Global maintains the shareholder account records for the fund, handles certain communications between shareholders and a fund, and distributes dividends and distributions payable by a fund. For these services, PFPC Global receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the funds during the month, and is reimbursed for out-of-pocket expenses.

   Primerica Shareholder Services, located at 3100 Breckinridge Blvd., Bldg. 200, Duluth, Georgia 30099-0062, serves as the sub-transfer agent for PFS Accounts of Exchange Reserve Fund and Diversified Strategic Income Fund.

                                 VOTING RIGHTS


   In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued except upon specific request made by a shareholder to the applicable sub-transfer agent. The transfer agent maintains a record of each shareholder's ownership of trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares of the Trust voting for the election of trustees can elect all of the trustees. Shares are transferable but have no preemptive or subscription rights. Shareholders generally vote by fund, except with respect to the election of trustees and the selection of independent public accountants.


   Massachusetts law provides that, under certain circumstances, shareholders could be held personally liable for the obligations of the Trust. However, the trust agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. The trust agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.


   The trustees have the power to alter the number and the terms of office of the trustees, and they may at any time lengthen their own terms, make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that in accordance with the 1940 Act at any time at least a majority, but in most instances at least two-thirds, of the trustees have been elected by the shareholders of the Trust. Class A, Class B, Class O, Class L and Class Y shares of a fund, if any, represent interests in the assets of that fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each Class of shares has exclusive voting rights with respect to the fund's Rule 12b-1 distribution plan pertaining to a particular Class. A change in a fundamental investment policy for a fund would be voted upon only by shareholders of that fund. Approval of each fund's advisory agreement is a matter to be determined separately by that fund. Approval of a proposal by the shareholders of one fund is effective as to that fund whether or not enough votes are received from the shareholders of the other funds to approve the proposal as to those funds (unless the proposal must be approved by the shareholders of all funds voting together).

   As of November 3, 2003, the following shareholders beneficially owned and as record holder 5% or more of a class of shares of a fund:





  Convertible Fund--Smith Barney Class O



   John J. Madden and Deborah A. Madden JTWROS


   4107 Golden Grove Road


   Greenwood, IN 46143


   owned 4,371.820 (29.875%) shares



   Keith M. Lehrer


   CGM IRA Custodian


   20801 Nordhoff Street


   Chatsworth, CA 91311


   owned 2,142.464 (14.640%) shares



   Joseph H. Siemer


   CGM IRA Custodian


   8752 Carousel Park Circle B105


   Cincinnati, OH 45251


   owned 1,622.508 (11.087%) shares



   Robert Flippin


   CGM Profit Sharing Custodian


   47 Stonehedge Drive So.


   Greenwich, CT 06831-3220


   owned 1,235.674 (8.44%) shares



   Smith Barney Concert Series


   SB Allocation Balanced


   State Street Bank


   Attn: James Casey


   61 Broadway


   New York, NY 10006-2701


   owned 2,524,358.778 (49.8382%) shares



   Smith Barney Concert Series


   Select Balanced


   State Street Bank


   Attn: James Casey


   61 Broadway


   New York, NY 10006-2701


   owned 1,653,461.362 (32.6441%) shares



   Smith Barney Concert Series


   SB Allocation Conservative


   State Street Bank


   Attn: James Casey


   61 Broadway


   New York, NY 10006-2701


   owned 685,677.155 (13.5372%) shares

   Prudential Securities Inc. FBO


   Nancy E. Kittle


   IRA DTD 2/28/01


   918 Shabona Lane


   Wilmette, IL 60091


   owned 1,231.527 (8.4157%) shares



   Joseph O. Bouchard


   CGM IRA Rollover Custodian


   11 Calle Del Norte


   Rancho Santa Margarita, CA 92688


   owned 1,180.315 (8.28%) shares



   George D. Pality Jr. and


   Cynthia D. Pality JTWROS


   9207 Landsdowne Drive


   Houston, TX 77096


   owned 1,226.553 (8.3817%) shares



   William S.Silva


   CGM IRA Rollover Custodian


   3656 Newgate Lane


   Indianapolis, IN 46235-2380


   owned 1,198.797 (8.1920%) shares



   Jacquelyn G. Shay


   CGM IRA Rollover Custodian


   390 Diamond


   Laguna Beach, CA 92651-3612


   owned 760.964 (5.200%)



  Convertible Fund--Smith Barney Class Y



   Smith Barney Concert Series, Inc.


   SB Allocation Balanced


   State Street Bank


   Attn: James Casey


   61 Broadway


   New York, NY 10006-2701


   owned 2,524,358.778 (49.8382%) shares*



   Smith Barney Concert Series, Inc.


   Select Balanced


   State Street Bank


   Attn: James Casey


   61 Broadway


   New York, NY 10006-2701


   owned 1,653,461.362 (32.6441%) shares*

--------

* The fund believes that these entities are not the beneficial owners of shares held of record by them.

   Smith Barney Concert Series, Inc.


   SB Allocation Conservative


   State Street Bank


   Attn: James Casey


   61 Broadway


   New York, NY 10006-2701


   owned 605,677.155 (13.5372%) shares*



  Convertible Fund--Salomon Class A/(1)/



   First Clearing, LLC


   A/C 2424-7639


   Donald E. Delamater IRA


   FCC As Custodian


   712 Edmund Avenue


   Saint Paul, MN 55104-2726


   owned 92.759 (100%) shares



  Convertible Fund--Salomon Class B/(1)/



   American Enterprise Investment Svcs


   FBO 315305121


   P.O. Box 9446


   Minneapolis, MN 55440


   owned 3,718,782 (58.6058%) shares



   American Enterprise Investment Svcs


   FBO 199894841


   P.O. Box 9446


   Minneapolis, MN 55440


   owned 1,521,607 (29.9796%) shares



   American Enterprise Investment Svcs


   FBO 317235051


   P.O. Box 9446


   Minneapolis, MN 55440


   owned 668.693 (10.5382%) shares



   UBS Financial Services Inc. FBO


   Rita A. Perna


   1922 Golfstream Way


   West Palm Beach, FL 33411-1817


   owned 436.332 (6.8763%) shares



  Convertible Fund--Salomon Class 2/(1)/



   First Clearing, LLC


   A/C 2072-0761


   Joan Cossack IRA


   FCC As Custodian


   4626 Westinwoods Way


   White Bear Twnsp. MN 55127


   owned 183.677 (100%) shares

  Diversified Strategic Income Fund Class A



   PFPC Brokerage Services


   FBO Primerica Financial Services


   211 South Gulph Road


   King of Prussia, PA 19406


   owned 4,528,294.150 (5.0047%) shares



  Diversified Strategic Income Fund Class B



   PFPC Brokerage Services


   FBO Primerica Financial Services


   211 South Gulph Road


   King of Prussia, PA 19406


   owned 3,513,853.782 (5.6992%) shares



  Diversified Strategic Income Fund Class Y



   Smith Barney Concert Series, Inc.


   SB Allocation Balanced


   State Street Bank


   Attn: James Casey


   61 Broadway


   New York, NY 10006-2701


   Balanced Portfolio


   owned 8,338,634.755 (42.1325%) shares*



   Smith Barney Concert Series, Inc.


   Select Balanced


   State Street Bank


   Attn: James Casey


   61 Broadway


   New York, NY 10006-2701


   owned 5,448,094.144 (27.5275%) shares*



   Smith Barney Concert Series, Inc.


   SB Allocation Conservative


   State Street Bank


   Attn: James Casey


   61 Broadway


   New York, NY 10006-2701


   owned 3,219,566.656 (16.2674%) shares*

--------

 * The fund believes that these entities are not the beneficial owners of shares held of record by them.


(1) As of November 25, 2003.

   Smith Barney Concert Series, Inc.


   SB Allocation Income


   State Street Bank


   Attn: James Casey


   61 Broadway


   New York, NY 10006-2701


   owned 1,452,596.483 (7.3395%) shares*



  High Income Fund--Class Y



   Smith Barney Concert Series, Inc.


   SB Allocation Growth


   State Street Bank


   Attn: James Casey


   61 Broadway


   New York, NY 10006-2701


   owned 8,652,578.277 (43.5692%) shares*



   Smith Barney Concert Series, Inc.


   SB Allocation High Growth


   State Street Bank


   Attn: James Casey


   61 Broadway


   New York, NY 10006-2701


   owned 3,975,766.316 (20.0195%) shares*



   Smith Barney Concert Series, Inc.


   Select Growth


   State Street Bank


   Attn: James Casey


   61 Broadway


   New York, NY 10006-2701


   owned 2,276,213.192 (11.4616%) shares*



   Smith Barney Concert Series, Inc.


   SB Allocation Conservative


   State Street Bank


   Attn: James Casey


   61 Broadway


   New York, NY 10006-2701lp12


   owned 1,599,812.449 (8.05572%) shares*



   Smith Barney Concert Series, Inc.


   SB Allocation Income


   State Street Bank


   Attn: James Casey


   61 Broadway


   New York, NY 10006-2701


   owned 1,433,054.066 (7.2160%) shares*



  Exchange Reserve Fund--Class B



   PFPC Brokerage Service


   FBO Primerica Financial Services


   211 South Gulph Road


   King of Prussia, PA 19406


   owned 16,573,333.831 (14.4606%) shares*

--------

* The fund believes that these entities are not the beneficial owners of shares held of record by them.

                             FINANCIAL STATEMENTS


   The funds' Annual Reports for the fiscal year ended July 31, 2003 are incorporated herein by reference in their entirety. The annual reports were filed on October 1, 2003, Accession Number 0001133228-03-000349, on October 2, 2003, Accession Numbers 0001193125-03-057177, 0001193125-03-057169,
0001133228-03-000357, 0001133228-03-000354, on October 3, 2003, Accession
numbers 0001133228-03-000359, 0001193125-03-057684.


                               OTHER INFORMATION

   Smith Barney Mutual Funds offer more than 60 mutual Funds. We understand that many investors prefer an active role in allocating the mix of Funds in their portfolio, while others want the asset allocation decisions to be made by experienced Managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--portfolio manager driven funds
   The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Premier Selections Series--the best ideas, concentrated funds
   A series of Premier Selections funds managed by several of the most experienced and proven managers in the Smith Barney Mutual Fund family is offered. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

   Research Series--driven by exhaustive fundamental securities analysis Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, the Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--a solution to funds that stray
   The Style Pure Series funds are the building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary conditions, Style Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                              APPENDIX A--Rating


Description of Ratings

   Description of S&P Corporate Bond Ratings

                                      AAA

   Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

                                      AA

   Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                       A

   Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                                      BBB

   Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                 BB, B and CCC

   Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and CCC, the highest degrees of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Description of Moody's Corporate Bond Ratings

                                      Aaa

   Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      Aa

   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

   Bonds which are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      Baa

   Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                      Ba

   Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

   Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

   Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

   Moody's applies the numerical modifier 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P Municipal Bond Ratings

                                      AAA

   Prime--These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

   General Obligation Bonds--In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

   Revenue Bonds--Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

                                      AA

   High Grade--The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

                                       A

   Good Grade--Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the ratings differ from the two higher ratings because:

   General Obligation Bonds--There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

   Revenue Bonds--Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                                      BBB

   Medium Grade--Of the investment grade ratings, this is the lowest. Bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

   General Obligation Bonds--Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

   Revenue Bonds--Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                               BB, B, CCC and CC

   Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB includes the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

   The rating C is reserved for income bonds on which no interest is being paid.

                                       D

   Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

   S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

Description of S&P Municipal Note Ratings

   Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Description of Moody's Municipal Bond Ratings

                                      Aaa

   Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      Aa

   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

   Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      Baa

   Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                      Ba

   Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

                                       B

   Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

   Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      Ca

   Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

   Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic ratings category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic ratings category.

Description of Moody's Municipal Note Ratings

   Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short- and long-term credit risk. Loans bearing the designation MIG 1/VMIG 1 are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Loans bearing the designation MIG 4/VMIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Description of Commercial Paper Ratings

   The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of A- or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

   The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance;
(d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

   Fitch, Inc. utilizes the rating F1+ to indicate issues regarded as having an exceptional capacity for timely payment of financial commitments. The rating F1 reflects an assurance of timely payment only slightly less in degree than issues rated F1+. The F2 rating indicates a satisfactory capacity for timely payment of financial commitments; however, the margin of safety is not as great as in the case of higher ratings. When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor. It also considers developments in the economic and political environment that might affect the issuer's financial strength and credit quality.

   Various NRSROs utilize rankings within ratings categories indicated by a + or -. The funds, in accordance with industry practice, recognize such ratings within categories as gradations, viewing for example S&P's rating of A-1+ and A-1 as being in S&P's highest rating category.

                                  APPENDIX B

                     PROXY VOTING POLICIES AND PROCEDURES


   The Board of Trustees of the Trust has delegated the authority to develop policies and procedures relating to proxy voting to the manager. The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.


   In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                           SMITH BARNEY INCOME FUNDS

                                                           Statement of
                                                           Additional
                                                           Information

                                                           November 28, 2003


                                          SB Convertible Fund


                                          Smith Barney Diversified Strategic
                                          Income Fund



                                          Smith Barney Exchange Reserve Fund



                                          Smith Barney High Income Fund



                                          Smith Barney Municipal High Income
                                          Fund



                                          Smith Barney Total Return Bond Fund



                                          Smith Barney Dividend and Income Fund


Smith Barney Income Funds
125 Broad Street
New York, New York 10004

[LOGO] Citigroup Global Markets Inc.
       A member of Citigroup

                           SMITH BARNEY INCOME FUNDS


                                    SB Convertible Fund

                                    Smith Barney Diversified Strategic
                                    Income Fund

                                    Smith Barney Exchange Reserve Fund

                                    Smith Barney High Income Fund

                                    Smith Barney Municipal High Income Fund

                                    Smith Barney Total Return Bond Fund

                                    Smith Barney Dividend and Income Fund
                                    (formerly Balanced Fund)

                                    Smith Barney Dividend and Income Fund

Part A-Prospectuses

Part B-Statements of Additional Information

PART C-Other Information

Item 23. Exhibits

All references are to the Registrant's registration statement on Form N-1A (the "Registration Statement") as filed with the Securities and Exchange Commission (the "SEC") on March 13, 1985 (File Nos. 2-96408 and 811-4254).

(a)(1) Registrant's First Amended and Restated Master Trust Agreement dated November 5, 1993 and Amendment No. 1 to the Master Trust Agreement dated July 30, 1993 are incorporated by reference to Post-Effective Amendment No. 36.

(2) Amendment to Registrant's Master Trust Agreement dated June 12, 1998 is incorporated by reference to Post-Effective Amendment No. 52.

(3) Amendment to Registrant's Master Trust Agreement dated April 7, 2003 is incorporated by reference to Post-Effective Amendment No. 63.

(4) Amendment to Registrant's Master Trust Agreement dated May 1, 2003 is incorporated by reference to Post-Effective Amendment No. 64.

(5) Amendment to Registrant's Master Trust Agreement dated May 14, 2003 is incorporated by reference to Post-Effective Amendment No. 64.

(b)(1) Registrant's By-Laws are incorporated by reference to the Registration Statement.

(2) Amended and Restated By-Laws of Smith Barney Open-End Funds that are Massachusetts Business Trusts is incorporated by reference to Post-Effective Amendment No. 63.

(c)(1) Registrant's form of stock certificates for Class A, Class B, Class C and Class Y shares of beneficial interest of Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Exchange Reserve Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Municipal High Income Fund (formerly Smith Barney Tax-Exempt Income Fund) and Smith Barney Balanced Fund (formerly Smith Barney Utilities Fund) are incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.

(2) Registrant's form of stock certificates for Class A, Class B, Class C and Class Y shares of beneficial interest of Smith Barney Total Return Bond Fund to be filed by amendment.

(d)(1) Transfer of Investment Advisory Agreements between the Registrant and Smith Barney Mutual Funds Management with respect to Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund (formerly Smith Barney Utilities Fund), Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund (formerly Smith Barney Tax-Exempt Income
Fund) and Smith Barney Exchange Reserve Fund are incorporated by reference to Post-Effective Amendment No. 40.

(2) Investment Advisory Agreement between Registrant and Smith Barney Strategy Advisers Inc. with respect to Smith Barney Premium Total Return Fund is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

(3) Form of Investment Management Agreement between Registrant and Mutual Management Corp. with respect to Smith Barney Total Return Bond Fund to be filed by Amendment.

(4) Sub-Investment Advisory Agreement among the Registrant,

   Smith Barney Strategy Advisers, Inc. and Boston Partners Asset Management, L.P. with respect to Smith Barney Premium Total Return Fund is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

   (5) Sub-Investment Advisory Agreement between the Registrant and Smith Barney Global Capital Management Inc. with respect to Smith Barney Diversified Strategic Income Fund is incorporated by reference to Post-Effective Amendment No. 40.

   (6) Form of Transfer and Assumption of Advisory Agreement is incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement.

   (7) Sub-Investment Advisory Agreement between the Registrant and Salomon Brothers Asset Management Inc. with respect to Smith Barney Premium Total Return Fund is incorporated by reference to Post-Effective Amendment No. 54.

   (8) Sub-Investment Advisory Agreement between the Registrant and Salomon Brothers Asset Management Inc. with respect to Smith Barney Convertible Fund is incorporated by reference to the Post-Effective Amendment No. 56.

(e)(1) Distribution Agreement between the Registrant and Smith Barney Inc. is incorporated by reference to the Post-Effective Amendment No. 40.

   (2) Distribution Agreement between the Registrant and PFS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement.

   (3) Distribution Agreement between the Registrant and CFBDS, Inc. dated October 8, 1998 is incorporated by reference to Post-Effective Amendment No. 52.

   (4) Selling Group Agreement is incorporated by reference to Post-Effective Amendment No. 54.

   (5) Form of Distribution Agreement between Registrant and Salomon Smith Barney Inc. is incorporated by Reference to Post-Effective Amendment No. 58.

   (6) Form of Distribution Agreement between Registrant and PFS Distributors Inc. is incorporated by Reference to Post-Effective Amendment No. 58.

(f) Not Applicable.

(g)(1) Custodian Agreement between the Registrant and PNC Bank, National Association ("PNC Bank") is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

   (2) A form of Custodian Agreement between the Registrant and Chase Manhattan Bank is incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement.

   (3) Custodian Agreement with State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 61.

(h)(1) Administration Agreement between the Registrant and MMC is incorporated by reference to Post-Effective Amendment No. 40.

   (2) Transfer Agency and Registrar Agreement between the Registrant and First Data Investor Services Group, Inc., (formerly The Shareholder Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

   (3) Transfer Agency Agreement between Registrant and Citi Fiduciary Trust is incorporated by Reference to Post-Effective Amendment No. 58.

   (4) Sub-Transfer Agency Agreement between Registrant and PFPC Global Fund Services is incorporated by Reference to Post-Effective Amendment No. 58.

   (5) Sub-Transfer Agency Agreement between Registrant and PFS Shareholder is incorporated by Reference to Post-Effective Amendment No. 59.

(i) Not applicable.

(j)(1) Consents of Independent Auditors are filed herein.

   (2) Power of Attorney dated October 9, 2002 is incorporated by reference to Post-Effective Amendment No. 63.

(k) Not applicable.

(l) Not applicable.

(m)(1) Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund (formerly Smith Barney Utilities Fund), Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Municipal High Income Fund (formerly Smith Barney Tax-Exempt Income Fund) and Smith Barney Exchange Reserve Fund are incorporated by reference to Post-Effective Amendment No. 40.

   (2) Form of Amended Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 52.

   (3) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 with Salomon Smith Barney Inc. and PFS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 58.

   (4) Form of Amended and Restated Shareholder Services and Distribution Plan is incorporated by reference to Post-Effective Amendment No. 64.

(n) Financial Data Schedule is not applicable.

(o)(1) Amended Plan pursuant to Rule 18f-3(d) is incorporated by reference to Post-Effective Amendment No. 52.

   (2) Rule 18f-3(d) Multiple Class Plan for SB Convertible Fund and SB Capital and Income Fund is incorporated by reference to Post-Effective Amendment
   No. 64.

(p)(1) Code of Ethics is incorporated by reference to Post-Effective Amendment No. 57.

(p)(2) Code of Ethics of Salomon Smith Barney is incorporated by reference to Post-Effective Amendment No. 63.

(p)(3) Code of Ethics of PFS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 63.

Item 24.  Persons Controlled by or Under Common Control with Registrant

None.

Item 25.  Indemnification

The response to this item is incorporated by reference to Registrant's Post-Effective Amendment No. 2 to the Registration Statement.

Item 26. Business and Other Connections of Investment Adviser

Investment Adviser - Smith Barney Fund Management LLC ("SBFM"). SBFM was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware limited liability company on September 21, 1999. SBFM is an indirect subsidiary of Citigroup Inc.

SBFM is registered as an investment adviser under the Investment Advisers Act of 1940. The list required by this item 26 of officers and directors of SBMF together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SBFM pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8314).

Item 27.  Principal Underwriters

(a) Citigroup Global Markets Inc. ("CGM") (formerly Salomon Smith Barney Inc.), the Registrant's distributor, is the distributor for Smith Barney Trust II, Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Premium Liquid Reserves, Citi Premium U.S. Treasury Reserves, Citi Institutional Liquid Reserves, Citi Institutional U.S. Treasury Reserves, Citi Institutional Tax Free Reserves, and Citi Institutional Cash Reserves. CGM is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.

     CGM is also the distributor for the following funds: Salomon Brothers New York Tax Free Bond Fund, Salomon Brothers National Tax Free Bond Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers Mid Cap Fund, Smith Barney Allocation Series Inc., Smith Barney Diversified Large Cap Growth Fund, Smith Barney Small Cap Growth Opportunities Fund, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund, Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

     PFS Distributors, Inc. ("PFS Distributors"), a distributor of the Registrant, is also a distributor for the following funds: Smith Barney Trust II, Greenwich Street Series Funds, Smith Barney Investment Series, Smith Barney California Municipal Fund, Inc., Smith Barney Muni Funds, Smith Barney Sector Funds Inc., Travelers Series Fund, Inc., Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Income Funds, Smith Barney Investment Trust, Smith Barney Investment Funds Inc., Smith Barney Managed Municipals Inc., and Smith Barney Money Funds, Inc.

(b) The information required by this Item 27 with respect to each director, officer and partner of Citigroup Global Markets Inc. is incorporated by reference to Schedule A of Form BD filed by Citigroup Global Markets Inc. (f/k/a Salomon Smith Barney Inc.) pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

The information required by this Item 27 with respect to each director, officer and partner of PFS Distributors is incorporated by reference to Schedule A of Form BD filed by PFS Distributors pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c) Not applicable.

Item 28.  Location of Accounts and Records

With respect to the Registrant's Investment Adviser:

(1)   Smith Barney Income Funds
      125 Broad Street
      New York, New York 10004

With respect to the Registrant's Manager and Administrator:

(2)   Smith Barney Fund Management LLC
      399 Park Avenue
      New York, New York 10022

With respect to the Registrant's Custodian:

(3)   State Street Bank & Trust Company
      225 Franklin Street Boston,
      Massachusetts 02110

With respect to the Registrant's Transfer Agent:

(4)   Citicorp Trust Bank, fsb. f/k/a Travelers Bank & Trust, fsb
      125 Broad Street
      New York, New York 10004

With respect to the Registrant's Sub-transfer Agents:

(5)   PFPC Global Fund Services
      P.O. Box 9699
      Providence, Rhode Island 02940-9699

(6)   Primerica Shareholder Services
      P.O. Box 9699
      Providence, Rhode Island 02940-9699

With respect to the Registrant's Distributors:

(7)   Citigroup Global Markets Inc.
      388 Greenwich Street
      New York, New York 10013

      PFS Distributors, Inc.
      3120 Breckenridge Blvd.
      Duluth, GA 30099-0062

Item 29.  Management Services

Not Applicable.

Item 30.  Undertakings

None

SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act"), as amended, and the Investment Company Act of 1940, as amended, the Registrant (certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act) and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 28th day of November 2003.

         SMITH BARNEY INCOME FUNDS

         By:/s/ R. Jay Gerken
         R. Jay Gerken, Chairman of
         the Board, President and
         Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                            Title                           Date

/s/ R. Jay Gerken            Chairman of the Board,        November 28, 2003
R. Jay Gerken                President and Chief
                             Executive Officer

/s/ Richard L. Peteka        Chief Financial Officer       November 28, 2003
Richard L. Peteka            and Treasurer

/s/ Lee Abraham*             Trustee                       November 28, 2003
Lee Abraham

/s/ Allan J. Bloostein*      Trustee                       November 28, 2003
Allan J. Bloostein

/s/ Richard E. Hanson*       Trustee                       November 28, 2003
Richard E. Hanson

/s/ Jane F. Dasher*          Trustee                       November 28, 2003
Jane F. Dasher

/s/ Donald R. Foley*         Trustee                       November 28, 2003
Donald R. Foley

/s/ Paul Hardin*             Trustee                       November 28, 2003
Paul Hardin

/s/ Roderick Rasmussen*      Trustee                       November 28, 2003
Roderick Rasmussen

/s/ John P. Toolan*          Trustee                       November 28, 2003
John P. Toolan

* Signed by R. Jay Gerken, their duly authorized attorney-in-fact, pursuant to power of attorney dated October 9, 2002.

/s/ R. Jay Gerken
--------------------
R. Jay Gerken

                                 EXHIBIT INDEX

Exhibit No.     Exhibit

     j.1   Independent Auditors' Consents